Execution Version CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 1 2 $325,000,000 3 CREDIT AGREEMENT 4 Dated as of April 1, 2015 5 among 6 TOWNSQUARE MEDIA, INC., AS BORROWER, 7 THE LENDERS AND L/C ISSUERS PARTY HERETO 8 and 9 ROYAL BANK OF CANADA, 10 AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT 11 ♦ ♦ ♦ 12 RBC CAPITAL MARKETS,1 13 MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, 14 SUNTRUST ROBINSON HUMPHREY, INC., 15 MACQUARIE CAPITAL (USA) INC. 16 AND 17 JEFFERIES FINANCE LLC 18 AS JOINT LEAD ARRANGERS AND BOOKRUNNERS 19 20 21 1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

-i- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 TABLE OF CONTENTS 22 Page 23 ARTICLE 1 24 25 DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS 26 Section 1.1 Defined Terms ................................................................................................................... 1 27 Section 1.2 UCC Terms ..................................................................................................................... 53 28 Section 1.3 Accounting Terms and Principles ................................................................................... 53 29 Section 1.4 Payments ......................................................................................................................... 53 30 Section 1.5 Interpretation ................................................................................................................... 54 31 Section 1.6 Limited Condition Acquisitions ...................................................................................... 54 32 ARTICLE 2 33 34 THE FACILITIES 35 Section 2.1 The Commitments ........................................................................................................... 55 36 Section 2.2 Borrowing Procedures ..................................................................................................... 55 37 Section 2.3 Swingline Loans .............................................................................................................. 58 38 Section 2.4 Letters of Credit .............................................................................................................. 59 39 Section 2.5 Reduction and Termination of the Commitments ........................................................... 63 40 Section 2.6 Repayment of Loans ....................................................................................................... 63 41 Section 2.7 Optional Prepayments ..................................................................................................... 64 42 Section 2.8 Mandatory Prepayments .................................................................................................. 65 43 Section 2.9 Interest ............................................................................................................................. 67 44 Section 2.10 Conversion and Continuation Options ............................................................................ 67 45 Section 2.11 Fees ................................................................................................................................. 68 46 Section 2.12 Application of Payments ................................................................................................. 69 47 Section 2.13 Payments and Computations ........................................................................................... 70 48 Section 2.14 Evidence of Debt ............................................................................................................. 72 49 Section 2.15 Suspension of Eurodollar Rate Option ............................................................................ 73 50 Section 2.16 Breakage Costs; Increased Costs; Capital Requirements ................................................ 74 51 Section 2.17 Net Payments .................................................................................................................. 75 52 Section 2.18 Substitution of Lenders ................................................................................................... 79 53 Section 2.19 Incremental Credit Extensions ........................................................................................ 80 54 Section 2.20 Refinancing Amendments ............................................................................................... 85 55 Section 2.21 Extension of Term Loans; Extension of Revolving Loans ............................................. 86 56 ARTICLE 3 57 58 CONDITIONS TO LOANS AND LETTERS OF CREDIT 59 Section 3.1 Conditions Precedent to Effectiveness of the Credit Agreement on the 60 Closing Date ................................................................................................................ 89 61 Section 3.2 Conditions Precedent to Each Loan and Letter of Credit and to Effectiveness 62 of the Credit Agreement............................................................................................... 91 63 Section 3.3 Determinations of Initial Borrowing Conditions ............................................................. 92 64 Section 3.4 Post-Closing Covenant .................................................................................................... 92 65

Page -ii- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ARTICLE 4 66 67 REPRESENTATIONS AND WARRANTIES 68 Section 4.1 Corporate Existence; Compliance with Law ................................................................... 92 69 Section 4.2 Loan Documents and Related Documents ...................................................................... 92 70 Section 4.3 Ownership of Group Members ........................................................................................ 93 71 Section 4.4 Financial Statements ....................................................................................................... 93 72 Section 4.5 Material Adverse Effect .................................................................................................. 94 73 Section 4.6 Solvency .......................................................................................................................... 94 74 Section 4.7 Litigation ......................................................................................................................... 94 75 Section 4.8 Taxes ............................................................................................................................... 94 76 Section 4.9 Margin Regulations ......................................................................................................... 94 77 Section 4.10 No Burdensome Obligations; No Defaults ...................................................................... 94 78 Section 4.11 Investment Company Act ................................................................................................ 94 79 Section 4.12 Labor Matters .................................................................................................................. 95 80 Section 4.13 ERISA ............................................................................................................................. 95 81 Section 4.14 Environmental Matters .................................................................................................... 95 82 Section 4.15 Intellectual Property ........................................................................................................ 95 83 Section 4.16 Title; Real Property ......................................................................................................... 96 84 Section 4.17 Full Disclosure ................................................................................................................ 96 85 Section 4.18 Patriot Act and Other Specified Laws ............................................................................. 97 86 Section 4.19 [Intentionally Omitted] .................................................................................................... 97 87 Section 4.20 [Intentionally Omitted] .................................................................................................... 97 88 Section 4.21 Radio Station Licenses and FCC Licenses ...................................................................... 97 89 Section 4.22 FCC Matters .................................................................................................................... 97 90 ARTICLE 5 91 92 FINANCIAL COVENANT 93 Section 5.1 First Lien Leverage Ratio ................................................................................................ 98 94 ARTICLE 6 95 96 REPORTING COVENANTS 97 Section 6.1 Financial Statements ....................................................................................................... 99 98 Section 6.2 Other Events .................................................................................................................. 101 99 Section 6.3 Copies of Notices and Reports ...................................................................................... 102 100 Section 6.4 [Reserved] ..................................................................................................................... 102 101 Section 6.5 Labor Matters ................................................................................................................ 102 102 Section 6.6 ERISA Matters .............................................................................................................. 102 103 Section 6.7 Environmental Matters .................................................................................................. 103 104 Section 6.8 Other Information .......................................................................................................... 103 105 ARTICLE 7 106 107 AFFIRMATIVE COVENANTS 108 Section 7.1 Maintenance of Corporate Existence ............................................................................ 103 109

Page -iii- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 7.2 Compliance with Laws, Etc. ......................................................................................... 104 110 Section 7.3 Payment of Obligations ................................................................................................. 104 111 Section 7.4 Maintenance of Property ............................................................................................... 104 112 Section 7.5 Maintenance of Insurance ............................................................................................. 104 113 Section 7.6 Keeping of Books .......................................................................................................... 105 114 Section 7.7 Access to Books and Property ....................................................................................... 105 115 Section 7.8 Environmental ............................................................................................................... 105 116 Section 7.9 Use of Proceeds ............................................................................................................. 106 117 Section 7.10 Designation of Subsidiaries ........................................................................................... 106 118 Section 7.11 Additional Collateral and Guaranties ............................................................................ 107 119 Section 7.12 Radio Station Licenses and FCC Licenses .................................................................... 108 120 Section 7.13 Credit Rating ................................................................................................................. 109 121 Section 7.14 License Subsidiaries ...................................................................................................... 109 122 ARTICLE 8 123 124 NEGATIVE COVENANTS 125 Section 8.1 Indebtedness .................................................................................................................. 109 126 Section 8.2 Liens .............................................................................................................................. 113 127 Section 8.3 Investments ................................................................................................................... 117 128 Section 8.4 Asset Sales .................................................................................................................... 120 129 Section 8.5 Restricted Payments ...................................................................................................... 123 130 Section 8.6 Prepayment of Indebtedness.......................................................................................... 126 131 Section 8.7 Fundamental Changes ................................................................................................... 127 132 Section 8.8 Change in Nature of Business ....................................................................................... 127 133 Section 8.9 Transactions with Affiliates .......................................................................................... 127 134 Section 8.10 Third-Party Restrictions on Indebtedness, Liens, Investments or Restricted 135 Payments .................................................................................................................... 129 136 Section 8.11 Modification of Certain Documents .............................................................................. 130 137 Section 8.12 Accounting Changes; Fiscal Year ................................................................................. 131 138 Section 8.13 Margin Regulations ....................................................................................................... 131 139 Section 8.14 Compliance with ERISA ............................................................................................... 131 140 Section 8.15 Hazardous Materials ...................................................................................................... 131 141 Section 8.16 Local Marketing Agreements ........................................................................................ 131 142 Section 8.17 Operation of License Subsidiaries ................................................................................. 131 143 Section 8.18 Compliance with Communications Laws ..................................................................... 131 144 ARTICLE 9 145 146 EVENTS OF DEFAULT 147 Section 9.1 Definition ...................................................................................................................... 132 148 Section 9.2 Remedies ....................................................................................................................... 133 149 Section 9.3 Actions in Respect of Letters of Credit ......................................................................... 134 150 Section 9.4 Governmental Approvals .............................................................................................. 134 151 Section 9.5 Borrower’s Right to Cure .............................................................................................. 135 152 Section 9.6 Exclusion of Immaterial Subsidiaries ........................................................................... 135 153

Page -iv- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ARTICLE 10 154 155 THE ADMINISTRATIVE AGENT 156 Section 10.1 Appointment and Duties................................................................................................ 136 157 Section 10.2 Binding Effect ............................................................................................................... 137 158 Section 10.3 Use of Discretion ........................................................................................................... 137 159 Section 10.4 Delegation of Rights and Duties ................................................................................... 137 160 Section 10.5 Reliance and Liability ................................................................................................... 137 161 Section 10.6 Administrative Agent Individually ................................................................................ 138 162 Section 10.7 Lender Credit Decision ................................................................................................. 139 163 Section 10.8 Expenses; Indemnities ................................................................................................... 139 164 Section 10.9 Resignation of Administrative Agent or L/C Issuer ...................................................... 140 165 Section 10.10 Release of Collateral or Guarantors .............................................................................. 141 166 Section 10.11 Additional Secured Parties ............................................................................................ 142 167 ARTICLE 11 168 169 MISCELLANEOUS 170 Section 11.1 Amendments, Waivers, Etc. .......................................................................................... 142 171 Section 11.2 Assignments and Participations; Binding Effect ........................................................... 144 172 Section 11.3 Costs and Expenses ....................................................................................................... 149 173 Section 11.4 Indemnities .................................................................................................................... 149 174 Section 11.5 Survival ......................................................................................................................... 150 175 Section 11.6 Limitation of Liability for Certain Damages ................................................................. 150 176 Section 11.7 Lender-Creditor Relationship ........................................................................................ 150 177 Section 11.8 Right of Setoff ............................................................................................................... 150 178 Section 11.9 Sharing of Payments, Etc. ............................................................................................. 151 179 Section 11.10 Marshaling; Payments Set Aside ................................................................................... 152 180 Section 11.11 Notices........................................................................................................................... 152 181 Section 11.12 Electronic Transmissions .............................................................................................. 152 182 Section 11.13 Governing Law .............................................................................................................. 153 183 Section 11.14 Jurisdiction .................................................................................................................... 154 184 Section 11.15 Waiver of Jury Trial ...................................................................................................... 154 185 Section 11.16 Severability ................................................................................................................... 154 186 Section 11.17 Execution in Counterparts ............................................................................................. 154 187 Section 11.18 Entire Agreement .......................................................................................................... 155 188 Section 11.19 Use of Name .................................................................................................................. 155 189 Section 11.20 Non-Public Information; Confidentiality ...................................................................... 155 190 Section 11.21 Actions in Concert ......................................................................................................... 156 191 Section 11.22 Patriot Act Notice .......................................................................................................... 156 192 Section 11.23 Arrangers, Etc. .............................................................................................................. 156 193 194 SCHEDULES 195 I — Commitments 196 II — Notices 197 3.4 — Post-Closing Covenants 198 4.2 — Required Consents 199

-v- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 4.3 — Ownership of Group Members 200 4.7 — Litigation 201 4.12 — Labor Matters 202 4.13 — ERISA 203 4.14 — Environmental Matters 204 4.16(a) — Mortgaged Property 205 4.16(b) — Real Property 206 4.21 — Radio Station Licenses & FCC Licenses 207 4.22 — FCC Matters 208 7.14 — License Subsidiary Exceptions 209 8.1 — Existing Indebtedness 210 8.2 — Existing Liens 211 8.3 — Existing Investments 212 8.9 — Existing Affiliate Transactions 213 214 EXHIBITS 215 Form of 216 A — Assignment 217 B-1 — Term Note 218 B-2 — Revolving Note 219 C — Notice of Borrowing 220 D — Swingline Request 221 E — L/C Request 222 F — Notice of Conversion or Continuation 223 G — Compliance Certificate 224 H — Guaranty and Security Agreement 225 I-1 — Non-Bank Tax Certificate (For Non-U.S. Lenders That Are Not Partnerships For U.S. 226 Federal Income Tax Purposes) 227 I-2 — Non-Bank Tax Certificate (For Non-U.S. Lenders That Are Partnerships For U.S. 228 Federal Income Tax Purposes) 229 I-3 — Non-Bank Tax Certificate (For Non-U.S. Participants That Are Not Partnerships For 230 U.S. Federal Income Tax Purposes) 231 I-4 — Non-Bank Tax Certificate (For Non-U.S. Participants That Are Partnerships For U.S. 232 Federal Income Tax Purposes) 233 J — Perfection Certificate 234 K — Notice of Repayment/Prepayment/Cancellation 235 236

CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 This Credit Agreement, dated as of April 1, 2015, is entered into among TOWNSQUARE ME-237 DIA, INC., a Delaware corporation (the “Borrower” or “Company”), the Lenders (as defined below), the 238 L/C Issuers (as defined below) and ROYAL BANK OF CANADA (“Royal Bank”), as administrative 239 agent and collateral agent for the Lenders and the L/C Issuers (in such capacity, and together with its suc-240 cessors and permitted assigns, the “Administrative Agent”). 241 The parties hereto agree as follows: 242 ARTICLE 1 243 244 DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS 245 Section 1.1 Defined Terms. As used in this Agreement, the following terms have the follow-246 ing meanings: 247 “Acquired Indebtedness” means Indebtedness (1) of a Person or any of its Subsidiaries existing at 248 the time such Person becomes a Restricted Subsidiary, (2) assumed in connection with the acquisition of 249 assets from such Person, in each case whether or not Incurred by such Person in connection with such 250 Person becoming a Restricted Subsidiary of the Borrower or such acquisition or (3) of a Person at the 251 time such Person merges or amalgamates with or into or consolidates or otherwise combines with the 252 Borrower or any Restricted Subsidiary. Acquired Indebtedness shall be deemed to have been Incurred, 253 with respect to clause (1) of the preceding sentence, on the date such Person becomes a Restricted Subsid-254 iary and, with respect to clause (2) of the preceding sentence, on the date of consummation of such acqui-255 sition of assets and, with respect to clause (3) of the preceding sentence, on the date of the relevant mer-256 ger, amalgamation, consolidation or other combination. 257 “Additional Lender” has the meaning set forth in Section 2.19. 258 “Additional Refinancing Lender” means, at any time, any bank, financial institution or other insti-259 tutional lender or investor (other than any such bank, financial institution or other institutional lender or 260 investor that is a Lender at such time) that agrees to provide any portion of Credit Agreement Refinancing 261 Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.20, provided (x) that 262 each Additional Refinancing Lender shall be subject to the approval of (i) the Administrative Agent, such 263 approval not to be unreasonably withheld, conditioned or delayed, to the extent that each such Additional 264 Refinancing Lender is not then an existing Lender, an Affiliate of a then existing Lender or an Approved 265 Fund, (ii) the Borrower and (iii) to the extent required by Section 11.2, the L/C Issuers and the Swingline 266 Lender and (y) any such Additional Refinancing Lender that is an Affiliate Lender shall be subject to the 267 provisions of Section 11.2(c), mutatis mutandis, to the same extent as if such Credit Agreement Refinanc-268 ing Indebtedness and related Obligations had been obtained by such Lender by way of assignment. 269 “Administrative Agent” has the meaning ascribed to it in the preamble of this Agreement. 270 “Affected Lender” has the meaning specified in Section 2.18(a). 271 “Affiliate” means, with respect to any specified Person, any other Person, directly or indirectly, 272 controlling or controlled by or under direct or indirect common control with such specified Person. For 273 the purposes of this definition, “control” when used with respect to any Person means the power to direct 274 the management and policies of such Person, directly or indirectly, whether through the ownership of vot-275 ing securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings cor-276 relative to the foregoing. 277

-2- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Affiliate Lenders” has the meaning specified in Section 11.2(b). 278 “Affiliate Transaction” has the meaning specified in Section 8.9. 279 “Agent-Related Persons” means the Administrative Agent, together with its respective Affiliates, 280 officers, directors, employees, partners, agents, advisors and other representatives. 281 “Aggregate Excess Funding Amount” has the meaning specified in Section 2.2(c)(iv). 282 “Agreement” means this Credit Agreement. 283 “All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest 284 rate, margin, original issue discount, upfront fees, an interest rate floor greater than that applicable to the 285 Initial Term Loans, in each case incurred or payable by the Borrower generally to the Lenders; provided 286 that in determining the yield thereof: (w) original issue discount or upfront fees paid by the Borrower in 287 connection with the Initial Term Loans or such Incremental Term Facility or Incremental Term Loans 288 (based on a four-year average life to maturity or lesser remaining life to maturity), shall be included, (x) 289 any amendments to the Applicable Margin that became effective subsequent to the Closing Date but prior 290 to the time of the addition of such Incremental Term Facility or Incremental Term Loans shall be includ-291 ed, (y) arrangement, commitment, structuring and underwriting fees and any amendment fees paid or 292 payable to the Arrangers (or their Affiliates) in their respective capacities as such in connection with the 293 Initial Term Loans or to one or more arrangers (or their Affiliates) in their capacities as such applicable to 294 such Incremental Term Facility or Incremental Term Loans shall be excluded and (z) if such Incremental 295 Term Facility or Incremental Term Loans include any interest rate floor greater than that applicable to the 296 Initial Term Loans, and such floor is applicable to the Term Loans on the date of determination, such ex-297 cess amount shall be equated to interest margin for determining the increase. 298 “Anti-Terrorism Laws” has the meaning specified in Section 4.18. 299 “Anti-Terrorism Order” has the meaning specified in Section 4.18. 300 “Anticipated Cure Deadline” has the meaning assigned to such term in Section 9.5. 301 “Applicable Margin” means, with respect to (x) the Initial Term Loans, a percentage equal to 302 2.25% per annum, in the case of Base Rate Loans, and 3.25% per annum, in the case of Eurodollar Rate 303 Loans (y) Revolving Loans and Swingline Loans, a percentage equal to 1.50% per annum, in the case of 304 Base Rate Loans, and 2.50% per annum, in the case of Eurodollar Rate Loans and (z) the Unused Com-305 mitment Fee, a percentage equal to 0.50% per annum. 306 Notwithstanding the foregoing, (v) the Applicable Margin in respect of any Class of Extended 307 Revolving Credit Commitments or any Extended Term Loans or Revolving Loans or Swingline Loans 308 made pursuant to any Extended Revolving Credit Commitments shall be the applicable percentages per 309 annum set forth in the relevant Extension Amendment, (w) the Applicable Margin in respect of any Class 310 of Incremental Revolving Increase, any Class of Incremental Term Loans or any Class of Incremental 311 Revolving Loans shall be the applicable percentages per annum set forth in the relevant Incremental 312 Amendment, (x) the Applicable Margin in respect of any Class of Replacement Term Loans shall be the 313 applicable percentages per annum set forth in the relevant agreement, (y) the Applicable Margin in re-314 spect of any Class of Refinancing Revolving Credit Commitments, any Class of Refinancing Revolving 315 Loans or any Class of Refinancing Term Loans shall be the applicable percentages per annum set forth in 316 the relevant agreement and (z) in the case of the Term Loans and any Class of Incremental Term Loans, 317

-3- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the Applicable Margin shall be increased as, and to the extent, necessary to comply with the provisions of 318 Section 2.19(e). 319 “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of 320 such Class, (b) with respect to Letters of Credit, (i) the relevant L/C Issuers and (ii) the Revolving Credit 321 Lenders and (c) with respect to the Swingline Facility, (i) the relevant Swingline Lender and (ii) if any 322 Swingline Loans are outstanding pursuant to Section 2.3(a), the Revolving Credit Lenders. 323 “Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) 324 that (a) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans 325 and similar extensions of credit in the ordinary course of its business and (b) is advised or managed by (i) 326 such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than an individual) or any Affili-327 ate of any Person (other than an individual) that administers or manages such Lender. 328 “Arrangers” means RBC Capital Markets, Merrill Lynch, Pierce & Fenner Incorporated, Sun-329 Trust Robinson Humphrey, Inc., Macquarie Capital (USA) Inc. and Jefferies Finance LLC, in their capac-330 ities as joint lead arrangers and bookrunners under this Agreement. 331 “Assignment” means an assignment agreement entered into by a Lender, as assignor, and any 332 Person, as assignee, pursuant to the terms and provisions of Section 11.2 (with the consent of any party 333 whose consent is required by Section 11.2), accepted by the Administrative Agent, in substantially the 334 form of Exhibit A, or any other form approved by the Administrative Agent. 335 “Availability” means, as of any date of determination, the amount by which (a) the aggregate Re-336 volving Credit Commitments exceeds (b) the Revolving Credit Outstandings. 337 “Available Amount” means, at any time (the “Reference Date”), an amount equal to the sum of: 338 (a) $25.0 million, plus 339 (b) 50% of the Consolidated Net Income of the Borrower for the period (taken as one 340 accounting period) from the first day of the fiscal quarter during which the Closing Date occurs to 341 the end of the Borrower’s most recently ended fiscal quarter for which internal financial state-342 ments are available, or, in the case such Consolidated Net Income for such period is a deficit, mi-343 nus 100% of such deficit, plus 344 (c) the aggregate Net Cash Proceeds, and the fair market value of property or assets 345 or marketable securities, received by the Borrower from the issue or sale of its Stock (other than 346 Disqualified Stock or Designated Preferred Stock) subsequent to the Closing Date or otherwise 347 contributed to the equity (other than through the issuance of Disqualified Stock or Designated 348 Preferred Stock) of the Company subsequent to the Closing Date (other than (x) Net Cash Pro-349 ceeds or property or assets or marketable securities received from an issuance or sale of such 350 Stock to a Restricted Subsidiary or an employee stock ownership plan or trust established by the 351 Borrower or any Subsidiary of the Borrower for the benefit of its employees to the extent funded 352 by the Borrower or any Restricted Subsidiary, (y) Net Cash Proceeds or property or assets or 353 marketable securities to the extent that any Restricted Payment has been made from such pro-354 ceeds in reliance on Section 8.5(c) and (z) Excluded Contributions), plus 355 (d) the aggregate Net Cash Proceeds, and the fair market value of property or assets 356 or marketable securities, received by the Borrower or any Restricted Subsidiary from the issuance 357 or sale (other than to the Borrower or a Restricted Subsidiary of the Borrower or an employee 358

-4- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 stock ownership plan or trust established by the Borrower or any Subsidiary for the benefit of 359 their employees to the extent funded by the Borrower or any Restricted Subsidiary) by the Bor-360 rower or any Restricted Subsidiary subsequent to the Closing Date of any Indebtedness or Dis-361 qualified Stock that has been converted into or exchanged for Stock of the Borrower (other than 362 Disqualified Stock or Designated Preferred Stock) plus, without duplication, the amount of any 363 cash, and the fair market value of property or assets or marketable securities, received by the Bor-364 rower or any Restricted Subsidiary upon such conversion or exchange, plus 365 (e) the aggregate amount received in cash and the fair market value, as determined in 366 good faith by the Borrower, or marketable securities or other property received by means of (i) 367 the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of any minori-368 ty investments or the stock of any joint ventures made by the Borrower or its Restricted Subsidi-369 aries and repurchases and redemptions of such minority investments or stock of joint ventures 370 from the Borrower or its Restricted Subsidiaries and repayments of loans or advances, and releas-371 es of guarantees, which constitute minority investments by the Borrower or its Restricted Subsid-372 iaries, in each case after the Closing Date or (ii) the sale (other than to the Borrower or a Restrict-373 ed Subsidiary) of the stock of an Unrestricted Subsidiary or a distribution from an Unrestricted 374 Subsidiary (other than to the extent of the amount of the Investment that constituted a Permitted 375 Investment which will instead increase the amount available under the applicable clause of the 376 definition of “Permitted Investments”) or a dividend from an Unrestricted Subsidiary after the 377 Closing Date, plus 378 (f) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Sub-379 sidiary or the merger, amalgamation or consolidation of an Unrestricted Subsidiary into the Bor-380 rower or a Restricted Subsidiary or the transfer of all or substantially all of the assets of an Unre-381 stricted Subsidiary to the Borrower or a Restricted Subsidiary after the Closing Date, the fair 382 market value of the Investment in such Unrestricted Subsidiary (or the assets transferred), as de-383 termined in good faith by the Company, at the time of the redesignation of such Unrestricted Sub-384 sidiary as a Restricted Subsidiary or at the time of such merger, amalgamation or consolidation or 385 transfer of assets (after taking into consideration any Indebtedness associated with the Unrestrict-386 ed Subsidiary so designated or merged, amalgamated or consolidated or Indebtedness associated 387 with the assets so transferred), other than to the extent of the amount of the Investment that con-388 stituted a Permitted Investment, minus 389 (g) the aggregate amount of the Available Amount used to make any Investments 390 made pursuant to Section 8.3(c), any Restricted Payments made pursuant to Section 8.5(c) and 391 any prepayments of Indebtedness made pursuant to Section 8.6(d) during the period commencing 392 on the Closing Date and ending on the Reference Date (and, for purposes of this clause (g), with-393 out taking into account the intended usage of the Available Amount on such Reference Date). 394 “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.) 395 and the regulations issued from time to time thereunder. 396 “Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate, (b) 397 the sum of 0.5% per annum and the Federal Funds Rate, and (c) the sum of (x) the Eurodollar Rate calcu-398 lated for each such day based on an Interest Period of one month determined at 11:00 a.m. London, Eng-399 land time on such day, plus (y) 1.00% per annum, in each instance, as of such day; provided that, not-400 withstanding the foregoing, with respect to the Initial Term Loans only, the Base Rate shall in no event be 401 less than 2.00% per annum. Any change in the Base Rate due to a change in any of the foregoing shall be 402 effective on the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar 403 Rate for an Interest Period of one month. 404

-5- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Base Rate Loan” means any Loan that bears interest based on the Base Rate. 405 “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA other than a 406 Multiemployer Plan, to which any Group Member sponsors or contributes, or has an obligation to con-407 tribute. 408 “Borrower” has the meaning specified in the preamble to this Agreement. 409 “Borrowing” means a borrowing consisting of Loans (other than Swingline Loans and Loans 410 deemed made pursuant to Section 2.3 or 2.4) made in one Facility on the same day by the Lenders accord-411 ing to their respective Commitments under such Facility. 412 “Business” means collectively, (a) the business conducted by the Borrower or any of the Guaran-413 tors on and as of the Closing Date and (b) any business involving or reasonably related to the ownership, 414 management or operation in the United States of any Radio Stations, any Radio Station Licenses, any 415 FCC Licenses, live events, billboard assets and other outdoor advertising assets and properties, including 416 any ancillary digital or other media associated therewith. 417 “Business Day” means each day that is not a Saturday, Sunday or other day on which banking in-418 stitutions in New York, New York, United States are authorized or required by law to close and, when 419 determined in connection with notices and determinations in respect of any Eurodollar Rate or Eurodollar 420 Rate Loan or any funding, conversion, continuation, Interest Period or payment of any Eurodollar Rate 421 Loan, that is also a day on which dealings in Dollar deposits are carried on in the London interbank mar-422 ket. 423 “Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, 424 whether or not made through the incurrence of Indebtedness, by such Person and its Subsidiaries during 425 such period for the acquisition, leasing (pursuant to a Capital Lease), construction, replacement, repair, 426 substitution or improvement of fixed or capital assets or additions to equipment, in each case required to 427 be capitalized under GAAP on a Consolidated balance sheet of such Person, excluding (a) interest capital-428 ized during construction, (b) any expenditure to the extent, for purpose of the definition of “Permitted 429 Acquisition,” such expenditure is part of the aggregate amounts payable in connection with, or other con-430 sideration for, any Permitted Acquisition consummated during or prior to such period, (c) expenditures 431 made with the proceeds of equity contributions made to Borrower as equity after the date hereof and (d) 432 expenditures for assets made in connection with the replacement, substitution, restoration or repair of as-433 sets to the extent financed with insurance proceeds paid on account of the loss of or damage to the assets 434 being replaced, substituted for, restored or repaired to the extent permitted hereunder. 435 “Capital Lease” means an obligation that is required to be classified and accounted for as a capi-436 talized lease for financial reporting purposes on the basis of GAAP. The amount of Indebtedness repre-437 sented by such obligation will be the capitalized amount of such obligation at the time any determination 438 thereof is to be made as determined on the basis of GAAP, and the stated maturity thereof will be the date 439 of the last payment of rent or any other amount due under such lease prior to the first date such lease may 440 be terminated without penalty. 441 “Capitalized Lease Obligations” means, at any time, with respect to any Capital Lease, any lease 442 entered into as part of any Sale and Leaseback Transaction of any Person or any synthetic lease, the 443 amount of all obligations of such Person that is (or that would be, if such synthetic lease or other lease 444 were accounted for as a Capital Lease) capitalized on a balance sheet of such Person prepared in accord-445 ance with GAAP. 446

-6- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Cash Collateral Account” means a deposit account or securities account in the name of the Bor-447 rower and under the sole control (as defined in the applicable UCC) of the Administrative Agent and (a) 448 in the case of a deposit account, from which the Borrower may not make withdrawals except as permitted 449 by the Administrative Agent and (b) in the case of a securities account, with respect to which the Admin-450 istrative Agent shall be the entitlement holder and the only Person authorized to give entitlement orders 451 with respect thereto. 452 “Cash Collateralize” means pledge and deposit with or deliver to the Administrative Agent, for 453 the benefit of the relevant L/C Issuer and the Appropriate Lenders, as collateral for the L/C Obligations, 454 cash or deposit account balances in a Cash Collateral Account. 455 “Cash Equivalents” means: 456 (a) (i) United States dollars, Canadian dollars, Euro or any national currency of any 457 member state of the European Union; or (ii) any other foreign currency held by the Borrower and 458 the Restricted Subsidiaries in the ordinary course of business; 459 (b) securities issued or directly and fully Guaranteed or insured by the United States 460 or Canadian governments, a member state of the European Union or, in each case, any agency or 461 instrumentality of the foregoing (provided that the full faith and credit obligation of such country 462 or such member state is pledged in support thereof), having maturities of not more than two years 463 from the date of acquisition; 464 (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank 465 deposits or bankers’ acceptances having maturities of not more than one year from the date of ac-466 quisition thereof issued by any lender or by any bank or trust company (i) whose commercial pa-467 per is rated at least “A-2” or the equivalent thereof by S&P or at least “P-2” or the equivalent 468 thereof by Moody’s (or if at the time neither is issuing comparable ratings, then a comparable rat-469 ing of another Nationally Recognized Statistical Rating Organization) or (ii) (in the event that the 470 bank or trust company does not have commercial paper which is rated) having combined capital 471 and surplus in excess of $100.0 million; 472 (d) repurchase obligations for underlying securities of the types described in clauses 473 (b), (c) and (g) entered into with any bank meeting the qualifications specified in clause (c) 474 above; 475 (e) securities with maturities of one year or less from the date of acquisition backed 476 by standby letters of credit issued by any Person referenced in clause (c) above; 477 (f) commercial paper rated at least (A) “A-1” or higher by S&P or “P-1” or higher 478 by Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of 479 another Nationally Recognized Statistical Rating Organization selected by the Borrower) matur-480 ing within two years after the date of creation thereof or (B) “A-2” or higher by S&P or “P-2” or 481 higher by Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable 482 rating of another Nationally Recognized Statistical Rating Organization selected by the Borrow-483 er) maturing within one year after the date of creation thereof, or, in each case, if no rating is 484 available in respect of the commercial paper, the issuer of which has an equivalent rating in re-485 spect of its long-term debt; 486 (g) marketable short-term money market and similar securities having a rating of at 487 least “P-2” or “A-2” from either S&P or Moody’s, respectively (or, if at the time, neither is issu-488

-7- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ing comparable ratings, then a comparable rating of another Nationally Recognized Statistical 489 Rating Organization selected by the Borrower) and in each case maturing within 24 months after 490 the date of creation or acquisition thereof; 491 (h) readily marketable direct obligations issued by any state, province, common-492 wealth or territory of the United States of America or Canada or any political subdivision, taxing 493 authority or public instrumentality thereof, in each case, having one of the two highest ratings 494 categories by S&P or Moody’s (or, if at the time, neither is issuing comparable ratings, then a 495 comparable rating of another Nationally Recognized Statistical Rating Organization selected by 496 the Borrower) with maturities of not more than two years from the date of acquisition; 497 (i) readily marketable direct obligations issued by any foreign government or any 498 political subdivision, taxing authority or public instrumentality thereof, in each case, having one 499 of the two highest ratings categories obtainable by S&P or Moody’s (or, if at the time, neither is 500 issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical 501 Rating Organization selected by the Borrower) with maturities of not more than two years from 502 the date of acquisition; 503 (j) Investments with average maturities of 12 months or less from the date of acqui-504 sition in money market funds rated within the three highest ratings categories by S&P or Moody’s 505 (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Na-506 tionally Recognized Statistical Rating Organization selected by the Borrower); 507 (k) with respect to any Foreign Subsidiary: (i) obligations of the national government 508 of the country in which such Foreign Subsidiary maintains its chief executive office and principal 509 place of business provided such country is a member of the Organization for Economic Coopera-510 tion and Development, in each case maturing within one year after the date of investment therein, 511 (ii) certificates of deposit of, bankers acceptance of, or time deposits with, any commercial bank 512 which is organized and existing under the laws of the country in which such Foreign Subsidiary 513 maintains its chief executive office and principal place of business provided such country is a 514 member of the Organization for Economic Cooperation and Development, and whose short-term 515 commercial paper rating from S&P is at least “A-1” or the equivalent thereof or from Moody’s is 516 at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and 517 in each case with maturities of not more than 270 days from the date of acquisition and (iii) the 518 equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; 519 (l) Indebtedness or Preferred Stock issued by Persons with a rating of “BBB-” or 520 higher from S&P or “Baa3” or higher from Moody’s (or, if at the time, neither is issuing compa-521 rable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Or-522 ganization selected by the Borrower) with maturities of 24 months or less from the date of acqui-523 sition; 524 (m) bills of exchange issued in the United States, Canada, a member state of the Eu-525 ropean Union or Japan eligible for rediscount at the relevant central bank and accepted by a bank 526 (or any dematerialized equivalent); and 527 (n) interests in any investment company, money market, enhanced high yield fund or 528 other investment fund which invests 90% or more of its assets in instruments of the types speci-529 fied in clauses (a) through (m) above; and 530

-8- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (o) for purposes of clause 8.4(b), any marketable securities portfolio owned by the 531 Borrower and its subsidiaries on the Issue Date. 532 In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Invest-533 ments made in a country outside the United States of America, Cash Equivalents shall also include 534 (i) investments of the type and maturity described in clauses (a) through (i) and clauses (k) through 535 (n) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings 536 described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other 537 short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance 538 with normal investment practices for cash management in investments analogous to the foregoing invest-539 ments in clauses (a) through (n) and in this paragraph. Notwithstanding the foregoing, Cash Equivalents 540 shall include amounts denominated in currencies other than those set forth in clause (a) above, provided 541 that such amounts are converted into any currency listed in clause (a) as promptly as practicable and in 542 any event within 10 Business Days following the receipt of such amounts. For the avoidance of doubt, 543 any items identified as Cash Equivalents under this definition (other than clause (o) above) will be 544 deemed to be Cash Equivalents for all purposes under this Agreement regardless of the treatment of such 545 items under GAAP. 546 “Cash Management Agreement” means any agreement to provide cash management services, in-547 cluding automated clearing house transfers of funds, treasury, depository, overdraft, credit or debit card, 548 purchasing and/or cash management services including controlled disbursement services, overdraft facili-549 ties, foreign exchange facilities, deposit and other account and merchant services to any Loan Party. 550 “Cash Management Bank” means any Person that (i) at the time it enters into a Cash Management 551 Agreement, is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lend-552 er, or (ii) is, as of the Closing Date, the Administrative Agent, a Lender or an Affiliate of the Administra-553 tive Agent or a Lender and a party to a Cash Management Agreement entered into on or prior to the Clos-554 ing Date, in each case, in its capacity as a party to such Cash Management Agreement. 555 “CERCLA” means the United States Comprehensive Environmental Response, Compensation, 556 and Liability Act (42 U.S.C. §§ 9601 et seq.). 557 “CFC” means a Subsidiary of Borrower that is a “controlled foreign corporation” within the 558 meaning of Section 957 of the Code. 559 “CFC Holding Company” means a Domestic Subsidiary of Borrower substantially all of the as-560 sets of which consist of equity or debt of one or more Foreign Subsidiaries that are CFCs. 561 “Change of Control” means: 562 (a) the Borrower becomes aware of (by way of a report or any other filing pursuant 563 to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) any “person” or 564 “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange 565 Act as in effect on the Closing Date), other than one or more Permitted Investors, is or becomes 566 the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect 567 on the Closing Date), directly or indirectly, of more than 50% of the total voting power of the 568 Voting Stock of the Borrower; 569 (b) the sale, lease, transfer, conveyance or other disposition (other than by way of 570 merger, amalgamation, consolidation or other business combination transaction), in one or a se-571 ries of related transactions, of all or substantially all of the assets of the Borrower and its Restrict-572

-9- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ed Subsidiaries taken as a whole to a Person, other than a Restricted Subsidiary or one or more 573 Permitted Investor; or 574 (c) a “Change of Control” or any term of similar effect, as defined in the Senior 575 Notes Indenture or in any other document governing Material Debt of any Group Member shall 576 occur. 577 “Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or 578 Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to 579 Commitments, refers to whether such Commitments are Revolving Credit Commitments, Extended Re-580 volving Credit Commitments of a given Extension Series, Incremental Revolving Increase, Refinancing 581 Revolving Credit Commitments of a given Refinancing Series, Initial Term Commitments, Incremental 582 Term Commitments, Refinancing Term Commitments of a given Refinancing Series or Commitments in 583 respect of Replacement Term Loans and (c) when used with respect to Loans refers to whether such 584 Loans, are Revolving Loans, extensions of credit under Extended Revolving Credit Commitments of a 585 given Extension Series, Incremental Revolving Loans, extensions of credit under Refinancing Revolving 586 Credit Commitments of a given Refinancing Series, Initial Term Loans, Extended Term Loans of a given 587 Extension Series, Incremental Term Loans, Refinancing Term Loans of a given Refinancing Series or 588 Replacement Term Loans. Commitments (and in each case, the Loans made pursuant to such Commit-589 ments) that have different terms and conditions shall be construed to be in different Classes. Commit-590 ments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and 591 conditions shall be construed to be in the same Class. 592 “Closing Date” means the first date on which all of the conditions precedent to effectiveness of 593 this Agreement set forth in Article 3 have been satisfied or duly waived, which date is April 1, 2015. 594 “Code” means the U.S. Internal Revenue Code of 1986, as amended. 595 “Collateral” means all property and interests in property and proceeds thereof now owned or 596 hereafter acquired by any Loan Party in or upon which a Lien is granted or purported to be granted pursu-597 ant to any Loan Document. 598 “Commitment” means with respect to any Lender, such Lender’s Revolving Credit Commitment, 599 Extended Revolving Credit Commitment of a given Extension Series, Refinancing Revolving Credit 600 Commitment of a given Refinancing Series, Initial Term Loan Commitment, Incremental Term Commit-601 ment, Refinancing Term Commitment of a given Refinancing Series, as the context may require. 602 “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as 603 amended from time to time, and any successor statute. 604 “Communications Laws” has the meaning specified in Section 4.22(a). 605 “Compliance Certificate” means a certificate substantially in the form of Exhibit G. 606 “Consolidated” means, with respect to any Person, the accounts of such Person and its Subsidiar-607 ies consolidated in accordance with GAAP. 608 “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for 609 any period, the total amount of depreciation and amortization expense, including amortization or write-off 610 of (i) intangibles and non-cash organization costs and (ii) deferred financing fees or costs, capitalized ex-611 penditures, customer acquisition costs and incentive payments, conversion costs and contract acquisition 612

-10- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than 613 par and amortization of favorable or unfavorable lease assets or liabilities, of such Person and its Restrict-614 ed Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with 615 GAAP and any write down of assets or asset value carried on the balance sheet. 616 “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net 617 Income of such Person for such period: 618 (1) increased (without duplication) by: 619 (a) provision for taxes based on income or profits or capital, including, 620 without limitation, federal, state, provincial, local, foreign, unitary, franchise and similar 621 taxes and foreign withholding and similar taxes of such Person paid or accrued during 622 such period, including any penalties and interest relating to any tax examinations, deduct-623 ed (and not added back) in computing Consolidated Net Income; plus 624 (b) Fixed Charges of such Person for such period (including (x) net losses on 625 any Hedging Agreement or other derivative instruments entered into for the purpose of 626 hedging interest rate, currency or commodities risk, (y) bank fees and (z) costs of surety 627 bonds in connection with financing activities, plus amounts excluded from the definition 628 of “Consolidated Interest Expense” pursuant to clauses (t) through (z) in clause 629 (1) thereof), to the extent the same were deducted (and not added back) in calculating 630 such Consolidated Net Income; plus 631 (c) Consolidated Depreciation and Amortization Expense of such Person for 632 such period to the extent the same were deducted (and not added back) in computing 633 Consolidated Net Income; plus 634 (d) any (x) Transaction Expense and (y) any fees, costs, expenses or charges 635 (other than Consolidated Depreciation and Amortization Expense) related to any actual, 636 proposed or contemplated issuance of Stock, Permitted Investment, acquisition, disposi-637 tion, recapitalization or the incurrence of Indebtedness permitted to be incurred by this 638 Agreement (including a refinancing thereof) (whether or not successful), including 639 (i) such fees, expenses or charges related to the offering of the Senior Notes, this Agree-640 ment (including Letter of Credit Fees), any other Facility and (ii) any amendment, waiver 641 or other modification of the Senior Notes, this Agreement, any other Facility, any other 642 Indebtedness permitted to be incurred under this Agreement or an issuance of Stock, in 643 each case, whether or not consummated, to the extent the same were deducted (and not 644 added back) in computing Consolidated Net Income; plus 645 (e) (i) the amount of any restructuring charge, reserve, integration cost or 646 other business optimization expense or cost (including charges directly related to the im-647 plementation of cost savings initiatives) that is deducted (and not added back) in such pe-648 riod in computing Consolidated Net Income, including any one-time costs incurred in 649 connection with acquisitions or divestitures after the Closing Date, including, without 650 limitation, those related to any severance, retention, signing bonuses, relocation, recruit-651 ing and other employee related costs, future lease commitments and costs related to the 652 opening and closure and/or consolidation of facilities and to existing lines of business and 653 (ii) fees, costs and expenses associated with acquisition related litigation and settlements 654 thereof; plus 655

-11- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (f) any other non-cash charges, write-downs, expenses, losses or items re-656 ducing Consolidated Net Income for such period including any impairment charges or the 657 impact of purchase accounting (excluding any such non-cash charge, write-down or item 658 to the extent it represents an accrual or reserve for a cash expenditure for a future period); 659 plus 660 (g) [reserved]; plus 661 (h) the amount of management, monitoring, advisory, consulting, refinanc-662 ing, subsequent transaction and exit fees (including termination fees) and related indem-663 nities and expenses paid or accrued in such period to Oaktree to the extent permitted un-664 der Section 8.9(m); plus 665 (i) the amount of “run rate” cost savings, operating expense reductions, oth-666 er operating improvements and initiatives and synergies projected by the Borrower in 667 good faith to be reasonably anticipated to be realizable (calculated on a pro forma basis 668 as though such cost savings, operating expense reductions, other operating improvements 669 and initiatives and synergies had been realized on the first day of such period), net of the 670 amount of actual benefits realized during such period from such actions; provided that (x) 671 such cost savings are reasonably identifiable and attributable to the actions specified and 672 reasonably anticipated to result from such actions (in the good faith determination of the 673 Company) and (y) such actions have been taken or are to be taken within 18 months; pro-674 vided, further, that the aggregate amount that may be added back pursuant to this clause 675 (i) shall not exceed 20.0% of Consolidated EBITDA for such period (prior to giving ef-676 fect to such add back); plus 677 (j) any costs or expense incurred by the Borrower or a Restricted Subsidiary 678 pursuant to any management equity plan or stock option plan or any other management or 679 employee benefit plan or agreement or any stock subscription or shareholder agreement, 680 to the extent that such cost or expenses are funded with cash proceeds contributed to the 681 capital of the Borrower or net cash proceeds of an issuance of Stock (other than Disquali-682 fied Stock) of the Borrower solely to the extent that such net cash proceeds are excluded 683 from the calculation of Available Amount; plus 684 (k) cash receipts (or any netting arrangements resulting in reduced cash ex-685 penditures) not representing Consolidated EBITDA or Consolidated Net Income in any 686 period to the extent non-cash gains relating to such income were deducted in the calcula-687 tion of Consolidated EBITDA pursuant to clause (2) below for any previous period and 688 not added back; plus 689 (l) any net loss included in the Consolidated Net Income attributable to non-690 controlling interests pursuant to the application of Accounting Standards Codification 691 Topic 810-10-45 (“Topic 810”); plus; 692 (m) realized foreign exchange losses resulting from the impact of foreign cur-693 rency changes on the valuation of assets or liabilities on the balance sheet of the Borrow-694 er and its Restricted Subsidiaries; plus 695 (n) net realized losses from Hedging Agreements or embedded derivatives 696 that require similar accounting treatment and the application of Accounting Standard 697

-12- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Codification Topic 815 and related pronouncements during such period deducted (and 698 not added back) in computing Consolidated Net Income. 699 (2) decreased (without duplication) by: (a) non-cash gains increasing Consolidated 700 Net Income of such Person for such period, excluding any non-cash gains to the extent they rep-701 resent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated 702 EBITDA in any prior period and any non-cash gains with respect to cash actually received in a 703 prior period so long as such cash did not increase Consolidated EBITDA in such prior period; 704 plus (b) realized foreign exchange income or gains resulting from the impact of foreign currency 705 changes on the valuation of assets or liabilities on the balance sheet of the Borrower and its Re-706 stricted Subsidiaries; plus (c) any net realized income or gains from Hedging Agreements or em-707 bedded derivatives that require similar accounting treatment and the application of Accounting 708 Standard Codification Topic 815 and related pronouncements; plus (d) any net income included 709 in Consolidated Net Income attributable to non-controlling interests pursuant to the application of 710 Topic 810; and 711 (3) increased or decreased (without duplication) by, as applicable, any adjustments 712 resulting from the application of Accounting Standards Codification Topic 460 or any compara-713 ble regulation. 714 “Consolidated Interest Expense” means, with respect to any Person for any period, without dupli-715 cation, the sum of: 716 (1) consolidated interest expense of such Person and its Restricted Subsidiaries for 717 such period, to the extent such expense was deducted (and not added back) in computing Consol-718 idated Net Income (including (a) amortization of original issue discount or premium resulting 719 from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees 720 and charges owed with respect to letters of credit or bankers acceptances, (c) non-cash interest 721 payments (but excluding any non-cash interest expense attributable to the movement in the mark 722 to market valuation of obligations under Hedging Agreements or other derivative instruments 723 pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations, and (e) net 724 payments, if any, pursuant to interest rate Hedging Agreements with respect to Indebtedness, and 725 excluding (t) penalties and interests relating to taxes, (u) any additional cash interest owing pur-726 suant to any registration rights agreement, (v) accretion or accrual of discounted liabilities other 727 than Indebtedness, (w) any expense resulting from the discounting of any Indebtedness in connec-728 tion with the application of purchase accounting in connection with any acquisition, (x) amortiza-729 tion of deferred financing fees, debt issuance costs, commissions, fees and expenses, (y) any ex-730 pensing of bridge, commitment and other financing fees, and (z) interest with respect to Indebt-731 edness of any Parent Entity of such Person appearing upon the balance sheet of such Person sole-732 ly by reason of push-down accounting under GAAP); plus 733 (2) consolidated capitalized interest of such Person and its Restricted Subsidiaries for 734 such period, whether paid or accrued; less 735 (3) interest income for such period. 736 For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to ac-737 crue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such 738 Capitalized Lease Obligation in accordance with GAAP. 739

-13- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Consolidated Net Income” means, with respect to any Person for any period, the net income 740 (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis on 741 the basis of GAAP; provided, however, that there will not be included in such Consolidated Net Income: 742 (1) any net income (loss) of any Person if such Person is not a Restricted Subsidiary, 743 except that the Borrower’s equity in the net income of any such Person for such period will be in-744 cluded in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents 745 actually distributed or that (as reasonably determined by an Responsible Officer of the Borrower) 746 could have been distributed by such Person during such period to the Borrower or its Restricted 747 Subsidiaries as a dividend or other distribution or return on investment (subject, in the case of a 748 dividend or other distribution or return on investment to a Restricted Subsidiary, to the limitations 749 contained in clause (2) below); 750 (2) solely for the purpose of determining the Available Amount, any net income 751 (loss) of any Restricted Subsidiary (other than the Guarantors) if such Restricted Subsidiary is 752 subject to restrictions, directly or indirectly, on the payment of dividends or the making of distri-753 butions by such Restricted Subsidiary, directly or indirectly, to the Borrower or a Guarantor by 754 operation of the terms of such Restricted Subsidiary’s articles, charter or any agreement, instru-755 ment, judgment, decree, order, statute or governmental rule or regulation applicable to such Re-756 stricted Subsidiary or its shareholders (other than (a) restrictions that have been waived or other-757 wise released, (b) restrictions pursuant to this Agreement, the Senior Notes, or the Senior Note 758 Indenture, and (c) restrictions specified in Section 8.2(cc)), except that the Company’s equity in 759 the net income of any such Restricted Subsidiary for such period will be included in such Consol-760 idated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed or 761 that could have been distributed by such Restricted Subsidiary during such period to the Borrower 762 or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a divi-763 dend to another Restricted Subsidiary, to the limitation contained in this clause); 764 (3) any gain (or loss), together with any related provisions for Taxes on any such 765 gain (or the tax effect of any such loss), realized upon the sale or other disposition of any asset 766 (including pursuant to any Sale and Leaseback Transaction) or disposed operations of the Bor-767 rower or any of its Restricted Subsidiaries which is not sold or otherwise disposed of in the ordi-768 nary course of business (as determined in good faith by a Responsible Officer or the board of di-769 rectors of the Borrower); 770 (4) any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or ex-771 pense or any charges, expenses or reserves in respect of any restructuring, redundancy or sever-772 ance expense; 773 (5) the cumulative effect of a change in accounting principles, including any impact 774 resulting from an election by the Company to apply IFRS at any time following the Closing Date; 775 (6) any (i) non-cash compensation charge or expense arising from any grant of stock, 776 stock options or other equity based awards and any non-cash deemed finance charges in respect 777 of any pension liabilities or other provisions or on the re-valuation of any benefit plan obligation 778 and (ii) income (loss) attributable to deferred compensation plans or trusts; 779 (7) all deferred financing costs written off and premiums paid or other expenses in-780 curred directly in connection with any early extinguishment of Indebtedness and any net gain 781 (loss) from any write-off or forgiveness of Indebtedness; 782

-14- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (8) any unrealized gains or losses in respect of any Hedging Agreements or any inef-783 fectiveness recognized in earnings related to qualifying hedge transactions or the fair value of 784 changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in 785 each case, in respect of any Hedging Agreements; 786 (9) any unrealized foreign currency translation or transaction gains or losses in re-787 spect of Indebtedness of any Person denominated in a currency other than the functional currency 788 of such Person and any unrealized foreign exchange gains or losses relating to translation of as-789 sets and liabilities denominated in foreign currencies; 790 (10) any unrealized foreign currency translation or transaction gains or losses in re-791 spect of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing to 792 the Borrower or any Restricted Subsidiary; 793 (11) any purchase accounting effects including adjustments to inventory, property and 794 equipment, software and other intangible assets and deferred revenue in component amounts re-795 quired or permitted by GAAP and related authoritative pronouncements (including the effects of 796 such adjustments pushed down to the Borrower or its Subsidiaries), as a result of any consum-797 mated acquisition, or the amortization or write-off of any amounts thereof (including any write-798 off of in process research and development); 799 (12) any goodwill or other intangible asset impairment charge or write-off; 800 (13) any after-tax effect of income (loss) from the early extinguishment or cancella-801 tion of Indebtedness or any Hedging Agreements or other derivative instruments; 802 (14) accruals and reserves that are established or adjusted within twelve months after 803 the Closing Date that are so required to be established or adjusted as a result of the Transactions 804 in accordance with GAAP; 805 (15) any net unrealized gains and losses resulting from Hedging Agreements or em-806 bedded derivatives that require similar accounting treatment and the application of Accounting 807 Standards Codification Topic 815 and related pronouncements; 808 (16) the amount of any expense to the extent a corresponding amount is received in 809 cash by the Borrower and its Restricted Subsidiaries from a Person other than the Borrower or 810 any of its Subsidiaries under any agreement providing for reimbursement of any such expense, 811 provided such reimbursement payment has not been included in determining Consolidated Net 812 Income (it being understood that if the amounts received in cash under any such agreement in any 813 period exceed the amount of expense in respect of such period, such excess amounts received 814 may be carried forward and applied against expense in future periods); and 815 (17) any deferred Tax expense associated with Tax deductions or net operating losses 816 arising as a result of the Transactions, or the release of any valuation allowances related to such 817 item. 818 In addition, to the extent not already included in the Consolidated Net Income of such Person and 819 its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net 820 Income shall include (i) any expenses and charges that are reimbursed by indemnification or other reim-821 bursement provisions in connection with any investment or any sale, conveyance, transfer or other dispo-822 sition of assets permitted hereunder, or, so long as the Borrower has made a determination that there ex-823

-15- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ists reasonable evidence that such amount will in fact be reimbursed and only to the extent that such 824 amount is (A) not denied by the applicable payor in writing within 180 days and (B) in fact reimbursed 825 within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent 826 not so reimbursed within 365 days) and (ii) to the extent covered by insurance (including business inter-827 ruption insurance) and actually reimbursed, or, so long as the Borrower has made a determination that 828 there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the 829 extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in 830 fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added 831 back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events 832 or business interruption. 833 “Consolidated Total Debt” means, as at any date of determination, an amount equal to the sum of 834 (1) the aggregate amount of all outstanding Indebtedness of the Borrower and its Restricted Subsidiaries 835 on a consolidated basis consisting of Indebtedness for borrowed money, Obligations in respect of Capital-836 ized Lease Obligations and debt obligations evidenced by promissory notes and similar instruments and 837 (2) the aggregate amount of all outstanding Disqualified Stock of the Borrower and all Disqualified Stock 838 and Preferred Stock of its Restricted Subsidiaries on a consolidated basis, with the amount of such Dis-839 qualified Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liqui-840 dation preferences and maximum fixed repurchase prices, in each case determined on a consolidated basis 841 in accordance with GAAP; provided that Indebtedness of the Borrower and its Subsidiaries under any 842 revolving credit facility or line of credit as at any date of determination shall be determined using the Av-843 erage Quarterly Balance of such Indebtedness for the most recently ended four fiscal quarters for which 844 internal financial statements are available as of such date of determination (the “Reference Period”). For 845 purposes hereof, (a) the “maximum fixed repurchase price” of any Disqualified Stock or Preferred Stock 846 that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Dis-847 qualified Stock or Preferred Stock as if such Disqualified Stock or Preferred Stock were purchased on any 848 date on which Consolidated Total Debt shall be required to be determined pursuant to this Agreement, 849 and if such price is based upon, or measured by, the fair market value of such Disqualified Stock or Pre-850 ferred Stock, such fair market value shall be determined reasonably and in good faith by the Borrower, (b) 851 “Average Quarterly Balance” means, with respect to any Indebtedness incurred by the Borrower or its 852 Subsidiaries under a revolving facility or line of credit, the quotient of (x) the sum of each Individual 853 Quarterly Balance for each fiscal quarter ended on or prior to such date of determination and included in 854 the Reference Period divided by (y) 4, and (c) “Individual Quarterly Balance” means, with respect to any 855 Indebtedness incurred by the Borrower or its Restricted Subsidiaries under a revolving credit facility or 856 line of credit during any fiscal quarter of the Borrower, the quotient of (x) the sum of the aggregate out-857 standing principal amount of all such Indebtedness at the end of each day of such quarter divided by (y) 858 the number of days in such fiscal quarter. 859 “Consolidated Working Capital” means, at any date, the excess of (i) the sum of all amounts (oth-860 er than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the cap-861 tion “total current assets” (or any like caption) on a consolidated balance sheet of Borrower and its Re-862 stricted Subsidiaries at such date excluding the current portion of current and deferred income taxes over 863 (ii) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total 864 current liabilities” (or any like caption) on a consolidated balance sheet of Borrower and its Restricted 865 Subsidiaries on such date, including deferred revenue but excluding, without duplication, (a) the current 866 portion of any Funded Debt, (b) all Indebtedness consisting of Loans and Capital Leases to the extent oth-867 erwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred 868 income taxes, (e) any liabilities that are not Indebtedness and will not be settled in cash or Cash Equiva-869 lents during the next succeeding twelve month period after such date, (f) the effects from applying pur-870 chase accounting, (g) any accrued professional liability risks and (h) restricted marketable securities. 871

-16- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Constituent Documents” means, with respect to any Person, collectively and, in each case, to-872 gether with any modification of any term thereof, (a) the articles of incorporation, certificate of incorpora-873 tion, constitution or certificate of formation of such Person, (b) the bylaws, operating agreement or joint 874 venture agreement of such Person, (c) any other constitutive, organizational or governing document of 875 such Person, whether or not equivalent, and (d) any other document setting forth the manner of election or 876 duties of the directors, officers or managing members of such Person or the designation, amount or rela-877 tive rights, limitations and preferences of any Stock of such Person. 878 “Contractual Obligation” means, with respect to any Person, any provision of any Security issued 879 by such Person or of any document or undertaking (other than a Loan Document) to which such Person is 880 a party or by which it or any of its property is bound or to which any of its property is subject. 881 “Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising un-882 der any Requirement of Law in or relating to copyrights and all mask work, database and design rights, 883 whether or not registered or published, all registrations and recordations thereof and all applications in 884 connection therewith. 885 “Corporate Chart” means a document in form reasonably acceptable to the Administrative Agent 886 and setting forth, as of a date set forth therein, for each Person that is a Loan Party, that is subject to Sec-887 tion 7.10 or that is a Subsidiary or joint venture of any of them, (a) the full legal name of such Person, 888 (b) the jurisdiction of organization and any organizational number and tax identification number of such 889 Person, (c) the location of such Person’s chief executive office (or, if applicable, sole place of business) 890 and (d) the number of shares of each class of Stock of such Person (other than Borrower) authorized, the 891 number outstanding and the number and percentage of such outstanding shares for each such class owned, 892 directly or indirectly, by any Loan Party or any Subsidiary of any of them. 893 “Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing 894 Debt, (b) Permitted Junior Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or 895 (d) other Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or 896 otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange 897 for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, any Class of existing 898 Term Loans or any Class of existing Revolving Loans (or unused Revolving Credit Commitments), or 899 any then-existing Credit Agreement Refinancing Indebtedness (the “Refinanced Debt”); provided that 900 (i) such Indebtedness has a maturity no earlier, and a Weighted Average Life to Maturity equal to or 901 greater, than the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than 902 the principal amount (or accreted value, if applicable) of the Refinanced Debt plus accrued interest, fees, 903 premiums (if any) and penalties thereon and fees and expenses associated with the refinancing, plus an 904 amount equal to any existing commitments unutilized thereunder, plus the principal amount of additional 905 Indebtedness expressly permitted to be incurred pursuant to a separate basket under Section 8.1 (i.e., other 906 than a Permitted Refinancing basket or any basket that provides for Credit Agreement Refinancing In-907 debtedness), (iii) the terms and conditions of such Indebtedness (except as otherwise provided in 908 clause (ii) above, but including with respect to pricing, fees, rate floors and optional prepayment or re-909 demption terms) are substantially identical to, or (taken as a whole) are not materially more favorable to 910 the lenders providing such Credit Agreement Refinancing Indebtedness than those applicable to the Re-911 financed Debt (unless (1) the Lenders under any Class of existing Term Loans and any Class of existing 912 Revolving Loans and unused Revolving Credit Commitments also receive the benefit of such more re-913 strictive terms (it being understood to the extent that any covenant is added for the benefit of any Credit 914 Agreement Refinancing Indebtedness, no consent shall be required from the Administrative Agent or any 915 Lender to the extent that such covenant is also added for the benefit of the existing Term Loans and Re-916 volving Loans and Revolving Credit Commitments) or (2) any such provisions are applicable only to pe-917 riods after the Latest Maturity Date existing at the time of such refinancing), (iv) the All-In Yield with 918

-17- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 respect such Credit Agreement Refinancing Indebtedness shall be determined by the Borrower and the 919 lenders providing such Credit Agreement Refinancing Indebtedness, (v) such Refinanced Debt shall be 920 repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums 921 (if any) and penalties in connection therewith shall be paid, on the date such Credit Agreement Refinanc-922 ing Indebtedness is issued, incurred or obtained, (vi) such Indebtedness is not at any time guaranteed by 923 any Person other than Guarantors, (vii) to the extent secured, such Indebtedness is not secured by property 924 other than the Collateral, (viii) if the Refinanced Debt is subordinated in right of payment to, or to the 925 Liens securing, the Obligations, then any Credit Agreement Refinancing Indebtedness shall be subordi-926 nated in right of payment to, or to the Liens securing, the Obligations, as applicable, on terms (a) substan-927 tially identical to, or (taken as a whole) are not materially more favorable to the Lenders as those con-928 tained in the documentation governing the Refinanced Debt including any intercreditor or similar agree-929 ments); provided that the foregoing shall not be required if (i) the Lenders under the Refinanced Debt also 930 receive the benefit of such more restrictive terms (it being understood to the extent that any covenant is 931 added for the benefit of any Credit Agreement Refinancing Indebtedness, no consent shall be required 932 from the Administrative Agent or any Lender to the extent that such covenant is also added for the benefit 933 of any corresponding existing facility or (ii) any such provisions are applicable only to periods after the 934 latest final maturity date of the Loans existing at the time of such refinancing or (b) otherwise reasonably 935 acceptable to the Administrative Agent, (ix) any Credit Agreement Refinancing Indebtedness shall be 936 pari passu or junior in right of payment and, if secured, secured on a pari passu or junior basis with re-937 spect to security, with respect to the Revolving Credit Facility and the Term Facility, to the extent out-938 standing and (x) no Credit Agreement Refinancing Indebtedness that is a Term Loan shall be voluntarily 939 or mandatorily prepaid prior to repayment in full of (or, if junior in right of payment or as to security, on a 940 junior basis with respect to) the Initial Term Loans unless, solely in the case such Credit Agreement Refi-941 nancing Indebtedness is pari passu in right of payment and security with the Initial Term Loans, accom-942 panied by at least a ratable payment of the Initial Term Loans, and any such Credit Agreement Refinanc-943 ing Indebtedness that is pari passu in right of payment and security with the Initial Term Loans may par-944 ticipate on a pro rata basis or on less than a pro rata basis (but not greater than pro rata basis) in any man-945 datory prepayments hereunder. 946 “Default” means any event that is, or with the passage of time or the giving of notice or both, 947 would become an Event of Default; provided that any Default that results solely from the taking of an 948 action that would have been permitted but for the continuation of a previous Default will be deemed to be 949 cured if such previous Default is cured prior to becoming an Event of Default. 950 “Designated Non-Cash Consideration” means the fair market value (as determined in good faith 951 by the Borrower) of non-cash consideration received by the Borrower or one of its Restricted Subsidiaries 952 in connection with an asset sale that is so designated as “Designated Non-Cash Consideration” pursuant 953 to a certificate of a Responsible Officer, setting forth the basis of such valuation, less the amount of cash 954 or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or 955 other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash 956 Consideration will no longer be considered to be outstanding when and to the extent it has been paid, re-957 deemed or otherwise retired or sold or otherwise disposed of in compliance with Section 8.4. 958 “Designated Preferred Stock” means, with respect to the Company, Preferred Stock (other than 959 Disqualified Stock) (a) that is issued for cash (other than to the Company, the Company or a Subsidiary of 960 the Company or an employee stock ownership plan or trust established by the Borrower or any such Sub-961 sidiary for the benefit of their employees to the extent funded by the Borrower or such Subsidiary) and 962 (b) that is designated as “Designated Preferred Stock” pursuant to a certificate of a Responsible Officer of 963 the Borrower at or prior to the issuance thereof, the Net Cash Proceeds of which are excluded from the 964 calculation of the Available Amount. 965

-18- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Disclosure Documents” means, collectively, (a) all confidential information memoranda and re-966 lated materials prepared in connection with the syndication of the Facilities and (b) all other documents 967 filed by any Group Member with the SEC. 968 “Disinterested Director” means, with respect to any Affiliate Transaction, a member of the Board 969 of Directors of the Borrower having no material direct or indirect financial interest in or with respect to 970 such Affiliate Transaction. A member of the Board of Directors of the Borrower shall be deemed not to 971 have such a financial interest by reason of such member’s holding Stock of the Borrower or any options, 972 warrants or other rights in respect of such Stock. 973 “Disqualified Stock” means, with respect to any Person, any Stock of such Person which by its 974 terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon 975 the happening of any event: 976 (1) matures or is mandatorily redeemable for cash or in exchange for Indebtedness 977 pursuant to a sinking fund obligation or otherwise; or 978 (2) is or may become (in accordance with its terms) upon the occurrence of certain 979 events or otherwise redeemable or repurchasable for cash or in exchange for Indebtedness at the 980 option of the holder of the Stock in whole or in part, 981 in each case on or prior to a date that is at least 180 days after the Latest Maturity Date then in effect at 982 the date of such issuance of Stock; provided, however, that (i) only the portion of Stock which so matures 983 or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the 984 holder thereof prior to such date will be deemed to be Disqualified Stock and (ii) any Stock that would 985 constitute Disqualified Stock solely because the holders thereof have the right to require such Person to 986 repurchase such Stock upon the occurrence of a change of control or asset sale (howsoever defined or re-987 ferred to) shall not constitute Disqualified Stock if any such redemption or repurchase obligation is sub-988 ject to compliance by the relevant Person with Section 8.5; provided, however, that if such Stock is issued 989 to any plan for the benefit of employees of such Person or its Subsidiaries or by any such plan to such 990 employees, such Stock shall not constitute Disqualified Stock solely because it may be required to be re-991 purchased by the such Person or its Subsidiaries in order to satisfy applicable statutory or regulatory obli-992 gations. 993 “Dollars” and the sign “$” each mean the lawful money of the United States of America. 994 “Domestic Person” means any “United States person” under and as defined in Section 770l(a)(30) 995 of the Code. 996 “Domestic Subsidiary” means each Subsidiary of Borrower that is organized under the laws of 997 the United States, any state thereof, or the District of Columbia. 998 “E-Fax” means any system used to receive or transmit faxes electronically. 999 “Electronic Transmission” means each document, instruction, authorization, file, information and 1000 any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or 1001 otherwise to or from an E-System or other equivalent service. 1002 “Engagement Letter” means the engagement letter, dated as of March 16, 2015, addressed to the 1003 Borrower from the Arrangers and accepted by the Borrower. 1004

-19- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Environmental Laws” means all Requirements of Law and terms and conditions in Permits im-1005 posing liability or standards of conduct for or relating to the regulation and protection of human health 1006 and safety, the environment and natural resources, including CERCLA, the SWDA, the Hazardous Mate-1007 rials Transportation Act (49 U.S.C. §§ 5101 et seq.), the Federal Insecticide, Fungicide, and Rodenticide 1008 Act (7 U.S.C. §§ 136 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Clean 1009 Air Act (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.), 1010 the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.), the Safe Drinking Water Act (42 1011 U.S.C. §§ 300(f) et seq.), all regulations promulgated under any of the foregoing, all analogous Require-1012 ments of Law and Permits and any environmental transfer of ownership notification or approval statutes, 1013 including the Industrial Site Recovery Act (N.J. Stat. Ann. §§ 13:1K-6 et seq.). 1014 “Environmental Liabilities” means all Liabilities (including costs of Remedial Actions, natural 1015 resource damages and costs and expenses of investigation and feasibility studies) that may be imposed on, 1016 incurred by or asserted against any Group Member as a result of, or related to, any claim, suit, action, in-1017 vestigation, proceeding or demand by any Person, whether based in contract, tort, implied or express war-1018 ranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmen-1019 tal Law or in connection with any environmental, health or safety condition or with any Release and re-1020 sulting from the ownership, lease, sublease or other operation or occupation of property by any Group 1021 Member, whether on, prior or after the date hereof. 1022 “ERISA” means the United States Employee Retirement Income Security Act of 1974. 1023 “ERISA Affiliate” means, collectively, any Group Member, and any Person under common con-1024 trol, or treated as a single employer, with any Group Member, within the meaning of Section 414(b) or (c) 1025 of the Code or, solely for purposes of Section 412 of the Code, under Section 414(m) or (o) of the Code. 1026 “ERISA Event” means any of the following: (a) a reportable event described in Section 4043(c) 1027 of ERISA (other than any such event for which the 30-day notice requirement has been duly waived un-1028 der the applicable regulations) with respect to a Title IV Plan, (b) the withdrawal of any ERISA Affiliate 1029 from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial 1030 employer, as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a 1031 withdrawal under Section 4062(e) of ERISA, (c) the complete or partial withdrawal of any ERISA Affili-1032 ate from any Multiemployer Plan, (d) with respect to any Multiemployer Plan, the filing of a notice of 1033 reorganization, insolvency or termination (or treatment of a plan amendment as a termination) under Sec-1034 tion 4041A of ERISA or a determination that a Multiemployer Plan is in “endangered” or “critical” status 1035 (within the meaning of Section 432 of the Code or Section 305 of ERISA), (e) the filing of a notice of 1036 intent to terminate a Title IV Plan (or treatment of a plan amendment as a termination) under Section 1037 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by 1038 the PBGC, (g) the failure of an ERISA Affiliate to make any required contribution to any Title IV Plan or 1039 Multiemployer Plan when due, (h) with respect to any Title IV Plan, a failure to satisfy the minimum 1040 funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (i) a 1041 determination that any Title IV Plan is, or is expected to be, in “at-risk” status (as defined in Section 1042 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (j) the imposition of a lien under Section 430 of the 1043 Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of 1044 any Group Member, (k) the failure of a Benefit Plan or any trust thereunder intended to qualify for tax 1045 exempt status under Section 401 or 501 of the Code to qualify thereunder and (l) any other event or con-1046 dition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the ter-1047 mination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for 1048 the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for PBGC 1049 premiums due but not delinquent. 1050

-20- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “E-Signature” means the process of attaching to or logically associating with an Electronic 1051 Transmission an electronic symbol, encryption, digital signature or process (including the name or an ab-1052 breviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, au-1053 thenticate or accept such Electronic Transmission. 1054 “E-System” means any electronic system, including Intralinks®, ClearPar® and SyndTrak® and 1055 any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by 1056 the Administrative Agent, any of its Related Persons or any other Person, providing for access to data 1057 protected by passcodes or other security system. 1058 “Euro” means the single currency of participating member states of the economic and monetary 1059 union as contemplated in the Treaty on the European Union. 1060 “Eurodollar Base Rate” means, for each Interest Period, the offered rate per annum for deposits of 1061 Dollars for the applicable Interest Period that appears on Reuters Screen LIBOR 01 Page as of 11:00 a.m. 1062 (London, England time) two Business Days prior to the first day in such Interest Period. If no such of-1063 fered rate exists, such rate will be the rate of interest per annum, as determined by the Administrative 1064 Agent at which deposits of Dollars in immediately available funds are offered at 11:00 a.m. (London, 1065 England time) two Business Days prior to the first day in such interest period by major financial institu-1066 tions reasonably satisfactory to the Administrative Agent in the London interbank market for such interest 1067 period for the applicable principal amount on such date of determination. Notwithstanding the foregoing, 1068 the Eurodollar Base Rate shall in no event be less than zero. 1069 “Eurodollar Rate” means for any Interest Period with respect to a Eurodollar Rate Loan: the rate 1070 per annum obtained by dividing (i) (a) the rate per annum equal to the rate determined by the Administra-1071 tive Agent to be the London interbank offered rate administered by the ICE Benchmark Administration 1072 (or any other person which takes over the administration of that rate) for deposits (for delivery on the first 1073 day of such period) with a term equivalent to such period in Dollars displayed on page LIBOR01 of the 1074 Reuters Screen (or any replacement Reuters page which displays that rate) or on the appropriate page of 1075 such other information service which publishes that rate from time to time in place of Reuters, determined 1076 as of approximately 11:00 a.m. (London, England time) on such interest rate determination date, or (b) in 1077 the event the rate referenced in the preceding clause (a) is not available, the rate per annum determined by 1078 the Administrative Agent as the rate of interest equal to the offered quotation rate to major banks in the 1079 offshore Dollar market at their request by the Administrative Agent’s London Branch for deposits (for 1080 delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to 1081 the principal amount of the Revolving Loan, for which the Eurodollar Rate is then being determined with 1082 maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such 1083 interest rate determination date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Re-1084 quirement; provided that, if such rate per annum is less than zero, the Eurodollar Rate will be deemed to 1085 be zero for purposes of this Agreement; provided that, notwithstanding the foregoing, with respect to the 1086 Initial Term Loans only, the Eurodollar Rate shall in no event be less than 1.00% per annum. 1087 “Eurodollar Rate Loan” means any Loan that bears interest based on the Eurodollar Rate. 1088 “Eurodollar Reserve Requirements” means, with respect to any Interest Period and for any Euro-1089 dollar Rate Loan, a rate per annum equal to the aggregate, without duplication, of the maximum rates (ex-1090 pressed as a decimal number) of reserve requirements in effect 2 Business Days prior to the first day of 1091 such Interest Period (including basic, supplemental, marginal and emergency reserves) under any regula-1092 tions of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect 1093 thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as 1094

-21- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “eurocurrency liabilities” in Regulation D of the Federal Reserve Board) maintained by a member bank of 1095 the United States Federal Reserve System. 1096 “Event of Default” has the meaning specified in Article 9. 1097 “Excess Cash Flow” means, for any period, an amount equal to the excess of: 1098 (i) the sum, without duplication, of: 1099 (a) Consolidated Net Income for such period, 1100 (b) an amount equal to the amount of all non-cash charges to the extent de-1101 ducted in arriving at such Consolidated Net Income and cash receipts to the extent ex-1102 cluded in arriving at such Consolidated Net Income, 1103 (c) decreases in Consolidated Working Capital for such period (other than 1104 (1) reclassification of items from short-term to long-term or vice versa and (2) any such 1105 decreases arising from acquisitions or asset sales by Borrower and its Restricted Subsidi-1106 aries completed during such period), 1107 (d) an amount equal to the aggregate net non-cash loss on asset sales by Bor-1108 rower and its Restricted Subsidiaries during such period (other than asset sales in the or-1109 dinary course of business) to the extent deducted in arriving at such Consolidated Net In-1110 come, and 1111 (e) cash receipts in respect of Hedging Agreements during such period to the 1112 extent not otherwise included in Consolidated Net Income, 1113 minus (ii) the sum, without duplication, of: 1114 (a) an amount equal to the amount of all non-cash credits included in arriv-1115 ing at such Consolidated Net Income, cash charges to the extent excluded in arriving at 1116 such Consolidated Net Income, and Transaction Expenses to the extent not deducted in 1117 arriving at such Consolidated Net Income and paid in cash during such period, 1118 (b) without duplication of amounts deducted pursuant to clause (k) below in 1119 prior periods, the amount of Capital Expenditures or acquisitions of Intellectual Property 1120 accrued or made in cash during such period, except to the extent that such Capital Ex-1121 penditures or acquisitions were financed with the proceeds of long term Indebtedness of 1122 Borrower or its Restricted Subsidiaries (unless such Indebtedness has been repaid) other 1123 than Revolving Loans or intercompany loans, 1124 (c) the aggregate amount of all principal payments of Indebtedness of Bor-1125 rower and its Restricted Subsidiaries (including (1) the principal component of payments 1126 in respect of Capitalized Lease Obligations, (2) the amount of any scheduled repayment 1127 of Term Loans pursuant to Section 2.6, and (3) the amount of a mandatory prepayment of 1128 Term Loans pursuant to Section 2.8(c) to the extent required due to an asset sale that re-1129 sulted in an increase to Consolidated Net Income and not in excess of the amount of such 1130 increase) but excluding (x) all other prepayments of Term Loans made during such peri-1131 od, (y) all prepayments and repayments of Revolving Loans and Swingline Loans and (z) 1132 all prepayments in respect of any other revolving credit facility, except in the case of 1133

-22- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 clauses (y) and (z) to the extent there is an equivalent permanent reduction in commit-1134 ments thereunder, in each case, except to the extent financed with the proceeds of other 1135 long term Indebtedness of Borrower or its Restricted Subsidiaries, 1136 (d) an amount equal to the aggregate net non-cash gain on asset sales by 1137 Borrower and its Restricted Subsidiaries during such period (other than asset sales in the 1138 ordinary course of business) to the extent included in arriving at such Consolidated Net 1139 Income, 1140 (e) increases in Consolidated Working Capital for such period (other than 1141 (1) reclassification of items from short-term to long-term or vice versa and (2) any such 1142 increases arising from acquisitions or asset sales by Borrower and its Restricted Subsidi-1143 aries completed during such period), 1144 (f) payments by Borrower and its Restricted Subsidiaries during such period 1145 in respect of long-term liabilities of Borrower and its Restricted Subsidiaries other than 1146 Indebtedness, to the extent not already deducted from Consolidated Net Income, 1147 (g) without duplication of amounts deducted pursuant to clause (k) below in 1148 prior fiscal periods, the aggregate amount of cash consideration paid by Borrower and its 1149 Restricted Subsidiaries (on a consolidated basis) in connection with Investments (includ-1150 ing acquisitions) made during such period constituting Permitted Investments or made 1151 pursuant to Section 8.3 to the extent that such Investments were not financed with the 1152 proceeds received from (1) the issuance or incurrence of long term Indebtedness or (2) 1153 the issuance of Stock, 1154 (h) the amount of Restricted Payments paid during such period (on a consol-1155 idated basis) by Borrower and its Restricted Subsidiaries to the extent such dividends 1156 were not financed with the proceeds received from (1) the issuance or incurrence of long-1157 term Indebtedness or (2) the issuance of Stock, 1158 (i) the aggregate amount of expenditures actually made by Borrower and its 1159 Restricted Subsidiaries in cash during such period (including expenditures for the pay-1160 ment of financing fees) to the extent that such expenditures are not expensed during such 1161 period and are not deducted in calculating Consolidated Net Income, 1162 (j) the aggregate amount of any premium, make-whole, or penalty payments 1163 actually paid in cash by Borrower and its Restricted Subsidiaries during such period that 1164 are made in connection with any prepayment of Indebtedness to the extent that such 1165 payments are not deducted in calculating Consolidated Net Income, 1166 (k) without duplication of amounts deducted from Excess Cash Flow in prior 1167 periods, the aggregate consideration required to be paid in cash and the reasonably antici-1168 pated costs and expenses to be paid in cash by the Borrower and its Restricted Subsidiar-1169 ies pursuant to binding contract commitments, letters of intent and/or similar items (the 1170 “Contract Consideration”) entered into prior to or during such period relating to Invest-1171 ments permitted under this Agreement or Capital Expenditures or acquisitions of Intellec-1172 tual Property to the extent expected to be consummated or made during the period of four 1173 consecutive fiscal quarters of the Borrower following the end of such period; provided 1174 that to the extent the aggregate amount of cash actually utilized to finance such Invest-1175 ment, Capital Expenditures or acquisitions of Intellectual Property during such period of 1176

-23- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 four consecutive fiscal quarters is less than the Contract Consideration, the amount of 1177 such shortfall shall be added to the calculation of Excess Cash Flow at the end of such 1178 period of four consecutive fiscal quarters, 1179 (l) the amount of taxes (including penalties and interest) paid in cash or tax 1180 reserves set aside or payable (without duplication) in such period to the extent they ex-1181 ceed the amount of tax expense deducted in determining Consolidated Net Income for 1182 such period, and 1183 (m) cash expenditures in respect of Hedging Agreements during such fiscal 1184 year to the extent not deducted in arriving at such Consolidated Net Income. 1185 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and 1186 regulations of the SEC promulgated thereunder, as amended. 1187 “Excluded Contribution” means Net Cash Proceeds or property or assets received by the Borrow-1188 er as capital contributions to the equity (other than through the issuance of Disqualified Stock or Desig-1189 nated Preferred Stock) of the Borrower after the Closing Date or from the issuance or sale (other than to a 1190 Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any 1191 Subsidiary of the Borrower for the benefit of their employees to the extent funded by the Borrower or any 1192 Restricted Subsidiary) of Stock (other than Disqualified Stock or Designated Preferred Stock) of the Bor-1193 rower, in each case, to the extent designated as an Excluded Contribution pursuant to a certificate of a 1194 Responsible Officer of the Borrower. 1195 “Excluded Information” has the meaning specified in Section 11.2(c). 1196 “Excluded Subsidiary” means any Subsidiary that is (a) an Unrestricted Subsidiary that is desig-1197 nated as such by the Borrower, (b) an Immaterial Subsidiary that is designated as such by the Borrower, 1198 (c) a joint venture, (d) a Subsidiary that is prohibited or restricted by applicable law, rule or regulation 1199 from guaranteeing the Facilities or which would require governmental (including regulatory) consent, 1200 approval, license or authorization to provide a guarantee unless such consent, approval, license or author-1201 ization has been received, (e) any subsidiary that is an investment company under the Investment Compa-1202 ny Act of 1940, (f) a CFC Holding Company, (g) a Domestic Subsidiary that is a Subsidiary of a Foreign 1203 Subsidiary that is a CFC, (h) a CFC, (i) not-for-profit subsidiaries and captive insurance companies, 1204 (j) any Restricted Subsidiary acquired pursuant to a permitted acquisition financed with secured Indebt-1205 edness permitted under Section 8.1 as assumed Indebtedness and any Restricted Subsidiary thereof that 1206 guarantees such secured Indebtedness, in each case to the extent such secured Indebtedness prohibits such 1207 subsidiary from becoming a Guarantor and such prohibition was not incurred in contemplation of such 1208 acquisition; provided that any such Restricted Subsidiary shall cease to be an Excluded Subsidiary solely 1209 pursuant to this clause (j) if such secured Indebtedness is repaid or becomes unsecured, if such Restricted 1210 Subsidiary ceases to guarantee such secured Indebtedness or such prohibition no longer exists, as applica-1211 ble and (k) any other Subsidiary for which providing a Guarantee of the Obligations would result in mate-1212 rial adverse tax consequences as reasonably determined by the Borrower in consultation with the Admin-1213 istrative Agent. 1214 “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and 1215 to the extent that, all or a portion of the Guarantee Obligation of such Guarantor of, or the grant by such 1216 Guarantor of a security interest pursuant to the Guaranty and Security Agreement to secure, such Swap 1217 Obligation (or any guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange 1218 Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or 1219 official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an 1220

-24- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “eligible contract participant” as defined in the Commodity Exchange Act at the time such Guarantee Ob-1221 ligation of such Guarantor or the grant of such security interest would otherwise have become effective 1222 with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible 1223 contract participant” at such time. 1224 “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, or any other re-1225 cipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or un-1226 der any other Loan Document, (i) Taxes imposed on or measured by its overall net income, net profits, or 1227 branch profits (however denominated, and including (for the avoidance of doubt) any backup withholding 1228 in respect thereof under Section 3406 of the Code or any similar provision of state, local, or foreign law), 1229 and franchise (and similar) Taxes imposed on it (in lieu of net income Taxes), in each case by a jurisdic-1230 tion (including any political subdivision thereof) as a result of such recipient being organized in, having 1231 its principal office in, or in the case of any Lender, having its applicable lending office in, such jurisdic-1232 tion, or as a result of any other present or former connection with such jurisdiction (other than any such 1233 connection arising solely from this Agreement or any other Loan Documents or any transactions contem-1234 plated thereunder), (ii) any withholding Tax imposed on any payment by or on account of any obligation 1235 of any Loan Party hereunder or under any other Loan Document that is required to be imposed on 1236 amounts payable to or for the account of a Lender pursuant to laws in force at the time such Lender ac-1237 quires an interest in any Loan Document (or designates a new lending office), other than in the case of a 1238 Lender that is an assignee pursuant to a request by the Borrower under Section 2.18(a) (or that designates 1239 a new lending office pursuant to a request by the Borrower), except to the extent that such Lender (or its 1240 assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assign-1241 ment), to receive additional amounts from the Loan Parties with respect to such withholding Tax pursuant 1242 to Section 2.17, (iii) any withholding Taxes attributable to a recipient’s failure to comply with Section 1243 2.17(e), or (iv) any withholding Tax imposed under FATCA. 1244 “Existing Agent” means General Electric Capital Corporation in its capacity as administrative 1245 agent under the Existing Credit Agreement. 1246 “Existing Credit Agreement” means that certain Credit Agreement, dated as of April 4, 2012, 1247 among Townsquare Radio, LLC, as borrower, Townsquare Radio Holdings, LLC, as one of the guaran-1248 tors, the institutions party thereto as lenders and L/C issuers, General Electric Capital Corporation, as ad-1249 ministrative agent, and the other parties thereto, as amended by that certain Amendment No. 1 to the Ex-1250 isting Credit Agreement dated as of November 7, 2012, as further amendment by that certain Amendment 1251 No. 2 to the Existing Credit Agreement dated as of August 30, 2013, and as further amendment by that 1252 certain Amendment No. 3 to the Existing Credit Agreement dated as of July 11, 2014. 1253 “Existing Revolver Tranche” has the meaning set forth in Section 2.21(b). 1254 “Existing Senior Unsecured Note Agreement” means the Indenture, dated as of April 4, 2012, 1255 among the Borrower and Wilmington Trust, National Association, as trustee. 1256 “Existing Senior Unsecured Notes” means the Borrower’s 9.00% senior secured notes issued pur-1257 suant to the Existing Senior Unsecured Note Agreement. 1258 “Existing Term Loan Tranche” has the meaning set forth in Section 2.21(a). 1259 “Expiring Credit Commitment” has the meaning set forth in Section 2.24(e). 1260 “Extended Revolving Credit Commitments” has the meaning set forth in Section 2.21(b). 1261

-25- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Extended Term Loans” has the meaning set forth in Section 2.21(a). 1262 “Extending Revolving Credit Lender” has the meaning set forth in Section 2.21(c). 1263 “Extending Term Lender” has the meaning set forth in Section 2.21(c). 1264 “Extension” means the establishment of an Extension Series by amending a Loan pursuant to the 1265 terms of Section 2.21 and the applicable Extension Amendment. 1266 “Extension Amendment” has the meaning set forth in Section 2.21(d). 1267 “Extension Election” has the meaning set forth in Section 2.21(c). 1268 “Extension Request” means any Term Loan Extension Request or a Revolver Extension Request, 1269 as the case may be. 1270 “Extension Series” means any Term Loan Extension Series or a Revolver Extension Series, as the 1271 case may be. 1272 “Facility” means the Revolving Credit Facility, a given Extension Series of Extended Revolving 1273 Credit Commitments, a given Refinancing Series of Refinancing Revolving Loans, the Term Facility, a 1274 given Extension Series of Extended Term Loans, a given Class of Incremental Term Loans or a given 1275 Refinancing Series of Refinancing Term Loans, as the context may require. 1276 “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or 1277 any amended or successor version that is substantively comparable and not materially more onerous to 1278 comply with), any current or future regulations or official interpretations thereof, any agreements entered 1279 into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or suc-1280 cessor version described above), and any intergovernmental agreements (or related legislation or official 1281 administrative rules or practices) implementing the foregoing. 1282 “FCC” means the Federal Communications Commission or any Governmental Authority suc-1283 ceeding to the Federal Communications Commission. 1284 “FCC Licenses” means the licenses, permits, authorizations or certificates to construct, own or 1285 operate the television or radio stations granted by the FCC, and all extensions, additions and renewals 1286 thereto or thereof. 1287 “Federal Flood Insurance” means federally backed Flood Insurance available under the National 1288 Flood Insurance Program to owners of real property improvements located in Special Flood Hazard Areas 1289 in a community participating in the National Flood Insurance Program. 1290 “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each 1291 day during such period to the weighted average of the rates on overnight federal funds transactions with 1292 members of the Federal Reserve System arranged by federal funds brokers, as determined by the Admin-1293 istrative Agent in its sole discretion. 1294 “Federal Reserve Board” means the Board of Governors of the United States Federal Reserve 1295 System and any successor thereto. 1296

-26- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Fee Letter” means the letter agreement, dated as of April 1, 2015, addressed to the Borrower 1297 from the Administrative Agent and accepted by the Borrower, with respect to certain fees to be paid from 1298 time to time to the Administrative Agent and its Related Persons. 1299 “FEMA” means the Federal Emergency Management Agency, a component of the U.S. Depart-1300 ment of Homeland Security that administers the National Flood Insurance Program. 1301 “Financial Statement” means each financial statement delivered pursuant to Section 4.4 or 6.1. 1302 “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as 1303 amended. 1304 “First Lien Leverage Ratio” means, with respect to any Person as of any date, the ratio of 1305 (a) Consolidated Total Debt of such Person outstanding as of such date that is secured by a Lien (less any 1306 such Consolidated Total Debt that is secured on a junior basis to the lien securing the Obligations), to (b) 1307 Consolidated EBITDA for such Person for the last period of four consecutive Fiscal Quarters ending on 1308 or before such date. 1309 “First Lien Net Leverage Ratio” means, with respect to any Person as of any date, the ratio of 1310 (a) Consolidated Total Debt of such Person outstanding as of such date that is secured by a Lien (less any 1311 such Consolidated Total Debt that is secured on a junior basis to the lien securing the Obligations), minus 1312 unrestricted cash and Cash Equivalents of Borrower and its Restricted Subsidiaries (other than the pro-1313 ceeds of any Indebtedness the incurrence of which gives rise to the need to calculate the First Lien Net 1314 Leverage Ratio) to (b) Consolidated EBITDA for such Person for the last period of four consecutive Fis-1315 cal Quarters ending on or before such date. 1316 “Fiscal Quarter” means each 3 fiscal month period ending on March 31, June 30, September 30 or 1317 December 31. 1318 “Fiscal Year” means the twelve-month period ending on December 31. 1319 “Fixed Charges” means, with respect to any Person for any period, the sum of: 1320 (a) Consolidated Interest Expense of such Person for such period; 1321 (b) all cash dividends or other distributions paid (excluding items eliminated in con-1322 solidation) on any series of Preferred Stock of any Restricted Subsidiary of such Person during 1323 such period; and 1324 (c) all cash dividends or other distributions paid (excluding items eliminated in con-1325 solidation) on any series of Disqualified Stock during this period. 1326 “Fixed Dollar Incremental Amount” has the meaning specified in Section 2.19(d)(ii). 1327 “Flood Insurance” means, for any Mortgaged Property located in a Special Flood Hazard Area, 1328 Federal Flood Insurance or private insurance that meets the requirements set forth by the Flood Insurance 1329 Laws. 1330 “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now 1331 or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as 1332 now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act 1333

-27- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act 1334 of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood 1335 Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. 1336 “Foreign Disposition” has the meaning specified in Section 2.8(d). 1337 “Foreign Subsidiary” means each Subsidiary that is not a Domestic Subsidiary. 1338 “Funded Debt” means all Indebtedness of Borrower and its Restricted Subsidiaries for borrowed 1339 money that matures more than one year from the date of its creation or matures within one year from such 1340 date that is renewable or extendable, at the option of Borrower or any Restricted Subsidiary, to a date 1341 more than one year from the date of its creation or arises under a revolving credit or similar agreement 1342 that obligates the lender or lenders to extend credit during a period of more than one year from such date 1343 (including all amounts of such Funded Debt required to be paid or prepaid within one year from the date 1344 of its creation), and, in the case of Borrower or the Guarantors, Indebtedness in respect of the Loans and 1345 Senior Notes. 1346 “GAAP” means generally accepted accounting principles in the United States of America, as in 1347 effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board 1348 and the American Institute of Certified Public Accountants, in the statements and pronouncements of the 1349 Financial Accounting Standards Board and in such other statements by such other entity as may be in 1350 general use by significant segments of the accounting profession that are applicable to the circumstances 1351 as of the date of determination. Subject to Section 1.3, all references to “GAAP” shall be to GAAP ap-1352 plied consistently with the principles used in the preparation of the Financial Statements described in Sec-1353 tion 4.4(a). 1354 “Governmental Authority” means any nation, sovereign or government, any state, province, terri-1355 tory or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity 1356 or authority exercising executive, legislative, taxing, judicial, regulatory, self-regulatory or administrative 1357 functions of or pertaining to government, including any central bank, stock exchange, regulatory body, 1358 arbitrator, public sector entity, supra national entity (including the European Union and the European 1359 Central Bank) and any self-regulatory organization (including the National Association of Insurance 1360 Commissioners). 1361 “Group Members” means, collectively, the Borrower and its Subsidiaries. 1362 “Group Members’ Accountants” means McGladrey LLP or other nationally-recognized inde-1363 pendent registered certified public accountants acceptable to the Administrative Agent. 1364 “GTP” has the meaning specified in Section 8.4(y). 1365 “Guarantor” means each Restricted Subsidiary of the Borrower that is a wholly owned Domestic 1366 Subsidiary (other than an Excluded Subsidiary; provided that an Immaterial Subsidiary which is a Re-1367 stricted Subsidiary may be designated as a Guarantor at the option of Borrower) and each other Person 1368 that enters into any Guaranty Obligation with respect to any Obligation of any Loan Party. 1369 “Guaranty and Security Agreement” means a guaranty and security agreement, in substantially 1370 the form of Exhibit H, among the Administrative Agent, the Borrower and the Guarantors from time to 1371 time party thereto. 1372

-28- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Guaranty Obligation” means any obligation, contingent or otherwise, of any Person directly or 1373 indirectly guaranteeing any Indebtedness of any other Person, including any such obligation, direct or 1374 indirect, contingent or otherwise, of such Person: 1375 (1) to purchase or pay (or advance or supply funds for the purchase or payment of) 1376 such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or 1377 by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to 1378 maintain financial statement conditions or otherwise); or 1379 (2) entered into primarily for purposes of assuring in any other manner the obligee of 1380 such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof 1381 (in whole or in part); 1382 provided, however, that the term “Guaranty Obligation” will not include (x) endorsements for collection 1383 or deposit in the ordinary course of business or consistent with past practice and (y) standard contractual 1384 indemnities or product warranties provided in the ordinary course of business; provided further that the 1385 amount of any Guarantee shall be deemed to be the lower of (i) an amount equal to the stated or determi-1386 nable amount of the primary obligation in respect of which such Guarantee is made and (ii) the maximum 1387 amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embod-1388 ying such Guarantee or, if such Guarantee is not an unconditional Guarantee of the entire amount of the 1389 primary obligation and such maximum amount is not stated or determinable, the amount of such guaran-1390 teeing Person’s maximum reasonably anticipated liability in respect thereof as determined by such Person 1391 in good faith. The term “Guarantee” used as a verb has a corresponding meaning. 1392 “Hazardous Material” means any substance, material or waste that is classified, regulated or oth-1393 erwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or 1394 by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, as-1395 bestos, polychlorinated biphenyls and radioactive substances. 1396 “Hedging Agreement” means any Interest Rate Contract, foreign exchange, swap, option or for-1397 ward contract, spot, cap, floor or collar transaction, any other derivative instrument and any other similar 1398 speculative transaction and any other similar agreement or arrangement designed to alter the risks of any 1399 Person arising from fluctuations in any underlying variable. 1400 “Immaterial Subsidiary” means, at any date of determination, each Restricted Subsidiary of the 1401 Borrower that has been designated by the Borrower in writing to the Administrative Agent as an “Imma-1402 terial Subsidiary” for purposes of this Agreement (and not redesignated as a Material Subsidiary as pro-1403 vided below; provided that (a) for purposes of this Agreement (i) such Immaterial Subsidiary has not 1404 guaranteed any other Indebtedness of any Loan Party and (ii) such Immaterial Subsidiary has Total Assets 1405 together with all other Immaterial Subsidiaries (as determined in accordance with GAAP) and Consoli-1406 dated EBITDA of less than 5.0% of the Borrower’s Total Assets and Consolidated EBITDA respectively 1407 (measured, in the case of Total Assets, at the end of the most recent fiscal period for which internal finan-1408 cial statements are available and, in the case of Consolidated EBITDA, for the most recently ended four 1409 consecutive fiscal quarters ended for which internal consolidated financial statements are available, in 1410 each case measured on a pro forma basis giving effect to any acquisitions or dispositions of companies, 1411 division or lines of business since such balance sheet date or the start of such four quarter period, as ap-1412 plicable, and on or prior to the date of acquisition of such Subsidiary), (b) the Borrower shall not desig-1413 nate any new Immaterial Subsidiary if such designation would not comply with the provisions set forth in 1414 clause (a) above and (c) if the Consolidated EBITDA or Total Assets of all Subsidiaries so designated by 1415 the Borrower as “Immaterial Subsidiaries” (and not redesignated as “Material Subsidiaries”) shall at any 1416 time exceed the limits set forth in clause (a) above, then all such Subsidiaries shall be deemed to be Mate-1417

-29- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 rial Subsidiaries unless and until the Borrower shall redesignate one or more Immaterial Subsidiaries as 1418 Material Subsidiaries, in each case in a written notice to the Administrative Agent, and, as a result there-1419 of, the Consolidated EBITDA and Total Assets of all Subsidiaries still designated as “Immaterial Subsidi-1420 aries” do not exceed such limits; provided, further, that no License Subsidiary may be designated as an 1421 Immaterial Subsidiary. 1422 “Impacted Lender” means any Lender that fails to provide the Administrative Agent, within three 1423 Business Days following the Administrative Agent’s written request, satisfactory assurance that such 1424 Lender will not become a Non-Funding Lender, or any Lender that has a Person that directly or indirectly 1425 controls such Lender and such Person (other than by way of an Undisclosed Administration) (a) becomes 1426 subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (b) 1427 has appointed a custodian, conservator, receiver or similar official for such Person or any substantial part 1428 of such Person’s assets, or (c) makes a general assignment for the benefit of creditors, is liquidated, or is 1429 otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over 1430 such Person or its assets to be, insolvent or bankrupt, and for each of clauses (a) through (c), the Adminis-1431 trative Agent has determined that such Lender is reasonably likely to become a Non-Funding Lender. For 1432 purposes of this definition, control of a Person shall have the same meaning as in the second sentence of 1433 the definition of Affiliate. 1434 “Incremental Amendment” has the meaning set forth in Section 2.19(f). 1435 “Incremental Equivalent Debt” has the meaning specified in Section 8.1(p). 1436 “Incremental Facilities” has the meaning set forth in Section 2.19(a). 1437 “Incremental Facility Closing Date” has the meaning set forth in Section 2.19(d). 1438 “Incremental Lenders” has the meaning set forth in Section 2.19(d). 1439 “Incremental Loan” has the meaning set forth in Section 2.19(b). 1440 “Incremental Request” has the meaning set forth in Section 2.19(a). 1441 “Incremental Term Commitments” has the meaning set forth in Section 2.19(a). 1442 “Incremental Term Lender” has the meaning set forth in Section 2.19(c). 1443 “Incremental Term Loan” has the meaning set forth in Section 2.19(b). 1444 “Incur” means issue, create, assume, enter into any Guaranty Obligation, incur, extend or other-1445 wise become liable for; provided, however, that any Indebtedness or Stock of a Person existing at the time 1446 such Person becomes a Restricted Subsidiary (whether by merger, amalgamation, consolidation, acquisi-1447 tion or otherwise) will be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a 1448 Restricted Subsidiary and the terms “Incurred” and “Incurrence” have meanings correlative to the forego-1449 ing and any Indebtedness pursuant to any revolving credit or similar facility shall only be “Incurred” at 1450 the time any funds are borrowed thereunder. 1451 “Indebtedness” means, with respect to any Person on any date of determination (without duplica-1452 tion): 1453 (1) the principal of indebtedness of such Person for borrowed money; 1454

-30- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (2) the principal of obligations of such Person evidenced by bonds, debentures, notes 1455 or other similar instruments; 1456 (3) all reimbursement obligations of such Person in respect of letters of credit, bank-1457 ers’ acceptances or other similar instruments (the amount of such obligations being equal at any 1458 time to the aggregate then undrawn and unexpired amount of such letters of credit or other in-1459 struments plus the aggregate amount of drawings thereunder that have not been reimbursed) (ex-1460 cept to the extent such reimbursement obligations relate to trade payables and such obligations 1461 are satisfied within 30 days of Incurrence); 1462 (4) the principal component of all obligations of such Person to pay the deferred and 1463 unpaid purchase price of property (except trade payables), which purchase price is due more than 1464 one year after the date of placing such property in service or taking final delivery and title thereto; 1465 (5) Capitalized Lease Obligations of such Person; 1466 (6) the principal component of all obligations, or liquidation preference, of such Per-1467 son with respect to any Disqualified Stock or, with respect to any Restricted Subsidiary of the 1468 Borrower, any Preferred Stock (but excluding, in each case, any accrued dividends); 1469 (7) the principal component of all Indebtedness of other Persons secured by a Lien 1470 on any asset of such Person, whether or not such Indebtedness is assumed by such Person; pro-1471 vided, however, that the amount of such Indebtedness will be the lesser of (a) the fair market val-1472 ue of such asset at such date of determination (as determined in good faith by the Borrower) and 1473 (b) the amount of such Indebtedness of such other Persons; 1474 (8) Guaranty Obligations by such Person of the principal component of Indebtedness 1475 of other Persons to the extent guaranteed by such Person; and 1476 (9) to the extent not otherwise included in this definition, net obligations of such Per-1477 son under Hedging Agreements (the amount of any such obligations to be equal at any time to the 1478 net payments under such agreement or arrangement giving rise to such obligation that would be 1479 payable by such Person at the termination of such agreement or arrangement); 1480 with respect to clauses (1), (2), (4) and (5) above, if and to the extent that any of the foregoing Indebted-1481 ness (other than letters of credit and Hedging Agreement) would appear as a liability upon a balance sheet 1482 (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; provided, that In-1483 debtedness of any Parent Entity appearing upon the balance sheet of the Borrower solely by reason of 1484 push-down accounting under GAAP shall be excluded. 1485 The term “Indebtedness” shall not include any lease, concession or license of property (or guaran-1486 tee thereof) which would be considered an operating lease under GAAP as in effect on the Closing Date, 1487 any prepayments of deposits received from clients or customers in the ordinary course of business, or ob-1488 ligations under any license, permit or other approval (or guarantees given in respect of such obligations) 1489 Incurred prior to the Closing Date or in the ordinary course of business or consistent with past practice. 1490 The amount of Indebtedness of any Person at any time in the case of a revolving credit or similar 1491 facility shall be the total amount of funds borrowed and then outstanding. The amount of any Indebted-1492 ness outstanding as of any date shall be (a) the accreted value thereof in the case of any Indebtedness is-1493 sued with original issue discount and (b) the principal amount of Indebtedness, or liquidation preference 1494 thereof, in the case of any other Indebtedness. Indebtedness shall be calculated without giving effect to 1495

-31- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the effects of Financial Accounting Standards Board Accounting Standards Codification Topic No. 815 1496 and related interpretations to the extent such effects would otherwise increase or decrease an amount of 1497 Indebtedness for any purpose under this Agreement as a result of accounting for any embedded deriva-1498 tives created by the terms of such Indebtedness. 1499 Notwithstanding the above provisions, in no event shall the following constitute Indebtedness: 1500 (i) contingent obligations Incurred in the ordinary course of business or consistent 1501 with past practice, other than guarantees or other assumptions of Indebtedness; 1502 (ii) cash management services; 1503 (iii) in connection with the purchase by the Borrower or any of its Subsidiaries of any 1504 business, any post-closing payment adjustments to which the seller may become entitled to the 1505 extent such payment is determined by a final closing balance sheet or such payment depends on 1506 the performance of such business after the closing; provided, however, that, at the time of closing, 1507 the amount of any such payment is not determinable and, to the extent such payment thereafter 1508 becomes fixed and determined, the amount is paid in a timely manner; 1509 (iv) any lease, concession or license of property (or guarantee thereof) which would 1510 be considered an operating lease under GAAP as in effect on the Closing Date or any prepay-1511 ments of deposits received from clients or customers in the ordinary course of business or con-1512 sistent with past practice; 1513 (v) obligations under any license, permit or other approval (or guarantees given in 1514 respect of such obligations) incurred prior to the Closing Date or in the ordinary course of busi-1515 ness or consistent with past practice; or 1516 (iv) for the avoidance of doubt, any obligations in respect of workers’ compensation 1517 claims, early retirement or termination obligations, pension fund obligations or contributions or 1518 similar claims, obligations or contributions or social security or wage Taxes. 1519 “Indemnified Matters” has the meaning specified in Section 11.4(a). 1520 “Indemnified Taxes” means (a) all Taxes imposed on or with respect to any payment by or on ac-1521 count of any obligation of any Loan Party hereunder or under any other Loan Document, other than Ex-1522 cluded Taxes and (b) Other Taxes. 1523 “Indemnitee” has the meaning specified in Section 11.4(a). 1524 “Independent Financial Advisor” means an investment banking or accounting firm of internation-1525 al standing or any third party appraiser of international standing; provided, however, that such firm or 1526 appraiser is not an Affiliate of the Borrower. 1527 “Initial Projections” means those financial projections, dated March 2, 2015, covering the Fiscal 1528 Years ending in 2015 through 2019 and delivered to the Administrative Agent by the Borrower prior to 1529 the date hereof. 1530 “Initial Term Loans” means the term loans made by the Lenders on the Closing Date to the Bor-1531 rower pursuant to Section 2.1(b). 1532

-32- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Initial Term Loan Commitment” means, as to each Term Lender, its commitment to make an In-1533 itial Term Loan on the Closing Date to the Borrower pursuant to Section 2.1(b) in the amount set forth 1534 opposite such Lender’s name in Schedule I hereto. The aggregate amount of the Initial Term Loan Com-1535 mitments is $275,000,000. 1536 “Intellectual Property” means all rights, title and interests in or relating to intellectual property 1537 and industrial property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, 1538 including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses. 1539 “Intercompany License Agreement” means any cost sharing agreement, commission or royalty 1540 agreement, license or sub-license agreement, distribution agreement, services agreement, intellectual 1541 property rights transfer agreement or any related agreements, in each case where all the parties to such 1542 agreement are the Borrower or a Restricted Subsidiary. 1543 “Interest Period” means, with respect to any Eurodollar Rate Loan, the period commencing on the 1544 date such Eurodollar Rate Loan is made or converted to a Eurodollar Rate Loan as selected by the Bor-1545 rower pursuant hereto; or, if such loan is continued, on the last day of the immediately preceding Interest 1546 Period therefor and, in each case, ending 1, 2, 3 or 6 or, if available to, and agreed to by, all applicable 1547 Lenders, 12 months or any other then available shorter period thereafter, as selected by the Borrower pur-1548 suant hereto; provided, however, that (a) if any Interest Period would otherwise end on a day that is not a 1549 Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the re-1550 sult of such extension would be to extend such Interest Period into another such Business Day falling in 1551 the next calendar month, in which case such Interest Period shall end on the immediately preceding Busi-1552 ness Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for 1553 which there is no numerically corresponding day in the calendar month at the end of such Interest Period) 1554 shall end on the last Business Day of a calendar month, (c) the Borrower may not select any Interest Peri-1555 od in the case of Revolving Loans, ending after the Revolving Credit Facility Maturity Date, (d) the Bor-1556 rower may not select any Interest Period in respect of Revolving Loans having an aggregate principal 1557 amount of less than $1,000,000 and (e) there shall be outstanding at any one time no more than 10 Interest 1558 Periods. 1559 “Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, 1560 interest rate collar agreements and interest rate insurance. 1561 “Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) 1562 arising under any Requirement of Law in or relating to Internet domain names. 1563 “Investment” means, with respect to any Person, all investments by such Person in other Persons 1564 (including Affiliates) in the form of any direct or indirect advance, loan or other extensions of credit (oth-1565 er than advances or extensions of credit to customers, suppliers, directors, officers or employees of any 1566 Person in the ordinary course of business, and excluding any debt or extension of credit represented by a 1567 bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or oth-1568 er property to others or any payment for property or services for the account or use of others), or the In-1569 currence of a Guaranty Obligation in respect of, or any purchase or acquisition of Security issued by, such 1570 other Persons and all other items that are or would be classified as investments on a balance sheet pre-1571 pared on the basis of GAAP; provided, however, that endorsements of negotiable instruments and docu-1572 ments in the ordinary course of business will not be deemed to be an Investment. If the Borrower or any 1573 Subsidiary issues, sells or otherwise disposes of any Security of a Person that is a Subsidiary such that, 1574 after giving effect thereto, such Person is no longer a Subsidiary, any Investment by the Borrower or any 1575 Subsidiary in such Person remaining after giving effect thereto will be deemed to be a new Investment at 1576 such time. 1577

-33- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Investment Grade Securities” means: 1578 (1) securities issued or directly and fully guaranteed or insured by the United States 1579 or Canadian government or any agency or instrumentality thereof (other than Cash Equivalents); 1580 (2) securities issued or directly and fully guaranteed or insured by a member of the 1581 European Union, or any agency or instrumentality thereof (other than Cash Equivalents); 1582 (3) debt securities or debt instruments with a rating of “A-” or higher from S&P or 1583 “A3” or higher by Moody’s or the equivalent of such rating by such rating organization or, if no 1584 rating of Moody’s or S&P then exists, the equivalent of such rating by any other Nationally Rec-1585 ognized Statistical Rating Organization, but excluding any debt securities or instruments consti-1586 tuting loans or advances among the Borrower and its Subsidiaries; and 1587 (4) investments in any fund that invests exclusively in investments of the type de-1588 scribed in clauses (1), (2) and (3) above which fund may also hold cash and Cash Equivalents 1589 pending investment or distribution. 1590 “IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign 1591 counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexamina-1592 tions, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Lia-1593 bilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise 1594 with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any 1595 past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, 1596 and, in each case, all rights to obtain any other IP Ancillary Right. 1597 “IP License” means all Contractual Obligations (and all related IP Ancillary Rights), whether 1598 written or oral, granting any right title and interest in or relating to any Intellectual Property. 1599 “IRS” means the Internal Revenue Service of the United States and any successor thereto. 1600 “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” 1601 published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as 1602 may be in effect at the time of issuance). 1603 “Issue” means, with respect to any Letter of Credit, to issue, extend the expiration date of, renew 1604 (including by failure to object to any automatic renewal on the last day such objection is permitted), in-1605 crease the face amount of, or reduce or eliminate any scheduled decrease in the face amount of, such Let-1606 ter of Credit, or to cause any Person to do any of the foregoing. The terms “Issued” and “Issuance” have 1607 correlative meanings. 1608 “Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration 1609 date applicable to any Loan or commitment hereunder at such time. 1610 “L/C Cash Collateral Account” means any Cash Collateral Account (a) specifically designated as 1611 such by the Borrower in a notice to the Administrative Agent and (b) from and after the effectiveness of 1612 such notice, not containing any funds other than those required under the Loan Documents to be placed 1613 therein. 1614 “L/C Issuer” means (a) Royal Bank or any of its designated Affiliates (in each case, with respect 1615 to standby letters of credit only) and (b) each Person that hereafter agrees to become an L/C Issuer with 1616

-34- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the approval of, and if requested by the Administrative Agent, pursuant to an agreement with and in form 1617 and substance satisfactory to, the Administrative Agent and the Borrower, in each case in their capacity as 1618 an issuer of Letters of Credit hereunder and together with their successors in such capacity. 1619 “L/C Obligations” means, for any Letter of Credit at any time, the sum of (a) the 1620 L/C Reimbursement Obligations at such time for such Letter of Credit and (b) the aggregate maximum 1621 undrawn face amount of such Letter of Credit outstanding at such time. 1622 “L/C Reimbursement Agreement” has the meaning specified in Section 2.4(a)(iii). 1623 “L/C Reimbursement Date” has the meaning specified in Section 2.4(e). 1624 “L/C Reimbursement Obligation” means, for any Letter of Credit, the obligation of the Borrower 1625 to the L/C Issuer thereof, as and when matured, to pay all amounts drawn under such Letter of Credit. 1626 “L/C Request” has the meaning specified in Section 2.4(b). 1627 “L/C Sublimit” means $5,000,000. 1628 “Lenders” means the Persons who are “Lenders” under this Agreement on the Closing Date, any 1629 Additional Lenders, any Additional Refinancing Lenders and any other Person that shall have become a 1630 party hereto as a Lender pursuant to Section 11. 2. Unless the context otherwise requires, the term 1631 “Lenders” includes the Swingline Lenders. 1632 “Letter of Credit” means any letter of credit Issued pursuant to Section 2.4. A Letter of Credit 1633 may be a commercial or documentary letter of credit (to the extent agreed to by the applicable L/C Issuer) 1634 or a standby letter of credit. 1635 “Letter of Credit Expiration Date” means the day that is five Business Days prior to the scheduled 1636 Maturity Date then in effect for the applicable Revolving Credit Facility (or, if such day is not a Business 1637 Day, the next preceding Business Day). 1638 “Letter of Credit Fee” has the meaning specified in Section 2.11(b). 1639 “Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, 1640 responsibilities, fines, penalties, sanctions, costs, fees, taxes, commissions, charges, disbursements and 1641 expenses (including those incurred upon any appeal or in connection with the preparation for and/or re-1642 sponse to any subpoena or request for document production relating thereto), in each case of any kind or 1643 nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of 1644 financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, con-1645 tingent, consequential, actual, punitive, treble or otherwise. 1646 “License Subsidiary” means a wholly-owned Subsidiary of the Borrower that (x) owns no materi-1647 al assets other than FCC Licenses and related rights and (y) has no material liabilities other than (i) trade 1648 payables incurred in the ordinary course of business and (ii) tax liabilities, other governmental charges 1649 and other liabilities incidental to ownership of such rights. 1650 “Lien” means any mortgage, deed of trust, pledge, assignment, deposit arrangement, easement, 1651 security interest, encumbrance, lien (statutory or otherwise), hypothecation, charge or other security ar-1652 rangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever 1653 (including any conditional sale contract or other title retention agreement or lease in the nature thereof). 1654

-35- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Limited Condition Acquisition” means any acquisition, including by means of a merger or con-1655 solidation, by the Borrower or one or more of its Restricted Subsidiaries, the consummation of which is 1656 not conditioned upon the availability of, or on obtaining, third party financing; provided that for purposes 1657 of determining compliance with the covenant described under Section 8.4 the Consolidated Net Income 1658 (and any other financial defined term derived therefrom) shall not include any Consolidated Net Income 1659 of or attributable to the target company or assets associated with any such Limited Condition Acquisition 1660 unless and until the closing of such Limited Condition Acquisition shall have actually occurred. 1661 “LMA” means any joint sales agreement, advertising sales agreement, time brokerage agreement, 1662 local marketing or management agreement or similar arrangement for any broadcast station to which Bor-1663 rower or any of its Subsidiaries is a party. 1664 “Loan Documents” means, collectively, this Agreement, any Notes, the Guaranty and Security 1665 Agreement, the Mortgages, the Fee Letter, the L/C Reimbursement Agreements, each Perfection Certifi-1666 cate and, when executed, each document executed by a Loan Party and delivered to the Administrative 1667 Agent, any Lender or any L/C Issuer in connection with or pursuant to any of the foregoing or the Obliga-1668 tions, together with any modification of any term, or any waiver with respect to, any of the foregoing, 1669 excluding in any event Secured Hedging Agreements and Secured Cash Management Agreements. 1670 “Loan Party” means each Borrower and each Guarantor. 1671 “Loans” means any extension of credit under this Agreement by a Lender to the Borrower in the 1672 form of a Term Loan, Revolving Loan, the Swingline Loans, or any combination of the foregoing, as the 1673 context may require, which for the avoidance of doubt, shall include any Initial Term Loans, any Incre-1674 mental Term Loans and any extensions of credit under any Incremental Revolving Increase, any Extended 1675 Term Loans and any extensions of credit under any Extended Revolving Credit Commitment, any Refi-1676 nancing Term Loans and any extensions of credit under any Refinancing Revolving Credit Commitment 1677 and any Replacement Term Loans. 1678 “Management Advances” means loans or advances made to, or the incurrence of Guaranty Obli-1679 gations with respect to loans or advances made to, directors, officers, employees or consultants of any 1680 Parent Entity the Borrower or any Restricted Subsidiary: 1681 (1) (a) in respect of travel, entertainment or moving related expenses Incurred in the 1682 ordinary course of business or consistent with past practice or, (b) for purposes of funding any 1683 such person’s purchase of Stock (or similar obligations) of the Borrower or its Subsidiaries or any 1684 Parent Entity with (in the case of this subclause (b)) the approval of the Board of Directors or (c) 1685 in respect of moving-related expenses Incurred in connection with any closing or consolidation of 1686 any facility or office, or 1687 (2) not exceeding $15.0 million in the aggregate outstanding at any time. 1688 “Material Adverse Effect” means an effect that results in or causes, or could reasonably be ex-1689 pected to result in or cause, a material adverse change in any of (a) the condition (financial or otherwise), 1690 business, performance, results of operations or property of the Group Members, taken as a whole, (b) the 1691 ability of the Loan Parties (taken as a whole) to perform their payment obligations under any Loan Doc-1692 ument, or (c) the rights and remedies of the Administrative Agent, the Lenders and the other Secured Par-1693 ties under any Loan Document (except as a result of (x) the Collateral Agent’s failure to maintain posses-1694 sion of any stock certificates, promissory notes or other instruments delivered to it under the Loan Docu-1695 ments or (y) the Collateral Agent’s failure to take any action required to maintain or perfect a security 1696 interest in any other Collateral (solely to the extent that the Borrower provides the Collateral Agent writ-1697

-36- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ten notice thereof in accordance with the Loan Documents, and the Collateral Agent and the Borrower has 1698 agreed in writing that the Collateral Agent will be responsible for taking such action). 1699 “Material Debt” means Indebtedness of the Borrower or any Restricted Subsidiary in an aggre-1700 gate principal amount of $30,000,000 or more. 1701 “Material Subsidiary” means, at any date of determination, each Subsidiary of the Borrower that 1702 is not an Immaterial Subsidiary (but including, in any case, any Subsidiary that has been designated as a 1703 Material Subsidiary as provided in, or has been designated as an Immaterial Subsidiary in a manner that 1704 does not comply with, the definition of “Immaterial Subsidiary”). 1705 “Maturity Date” means (i) with respect to the Initial Term Loans, the Term Loan Maturity Date; 1706 (ii) with respect to the Revolving Credit Facility, the Revolving Facility Maturity Date; (iii) with respect 1707 to any tranche of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity 1708 date as specified in the applicable Extension Amendment, (iv) with respect to any Incremental Term 1709 Loans or Incremental Revolving Increase, the final maturity date as specified in the applicable Incremen-1710 tal Amendment, and (v) with respect to any Refinancing Term Loans or Refinancing Revolving Credit 1711 Commitments, the final maturity date as specified in the applicable Refinancing Amendment; provided 1712 that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immedi-1713 ately succeeding such day. 1714 “Maximum Lawful Rate” has the meaning specified in Section 2.9(d). 1715 “Moody’s” means Moody’s Investors Service, Inc. or any of its successors or assigns that is a Na-1716 tionally Recognized Statistical Rating Organization. 1717 “Mortgage” means any mortgage, deed of trust or other document in form and substance reasona-1718 bly satisfactory to the Administrative Agent executed or required herein to be executed by any Loan Party 1719 and granting a security interest over each Mortgaged Property in favor of the Administrative Agent as 1720 security for the Obligations. 1721 “Mortgage Supporting Documents” means, with respect to each Mortgaged Property, each docu-1722 ment (including title policies or marked-up unconditional insurance binders (in each case, together with 1723 copies of all documents referred to therein), American Land Title Association (or Texas Land Title Asso-1724 ciation, if applicable) as-built surveys (in form and as to date that is sufficiently acceptable to the title in-1725 surer issuing title insurance to the Administrative Agent for such title insurer to deliver endorsements, 1726 including without limitation, a mortgage recording tax endorsement as applicable, to such title insurance 1727 as reasonably requested by the Administrative Agent), environmental assessments and reports, appraisals 1728 required to comply with FIRREA (if applicable), local counsel opinions covering the due authorization, 1729 execution, delivery and enforceability of the Mortgages, and evidence regarding recording and payment 1730 of fees, insurance premium and taxes) that the Administrative Agent may reasonably request, to create, 1731 register, perfect, maintain, evidence the existence, substance, form or validity of or enforce a valid lien on 1732 each Mortgaged Property in favor of the Administrative Agent for the benefit of the Secured Parties, sub-1733 ject only to Permitted Liens and such Liens as the Administrative Agent may approve and in each case, in 1734 form and substance reasonably satisfactory to the Administrative Agent. 1735 “Mortgaged Property” means all real property owned by the Borrower or any of its Restricted 1736 Subsidiaries with a fair market value in excess of $5,000,000 as reasonably determined by the Borrower. 1737 The Mortgaged Property as of the Closing Date is set forth on Schedule 4.16(a). 1738

-37- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, 1739 to which any ERISA Affiliate has or can reasonably be expected to have an obligation to contribute (in-1740 cluding, without limitation, an obligation to pay Withdrawal Liability). 1741 “National Flood Insurance Program” means the program created by the U.S. Congress pursuant to 1742 the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as revised by the 1743 National Flood Insurance Reform Act of 1994, that mandates the purchase of flood insurance to cover 1744 real property improvements located in Special Flood Hazard Areas in participating communities and pro-1745 vides protection to property owners through a Federal Flood Insurance program. 1746 “Nationally Recognized Statistical Rating Organization” means a nationally recognized statistical 1747 rating organization within the meaning of Rule 436 under the U.S. Securities Act of 1933, as amended, 1748 and the rules and regulations of the SEC (or any successor thereto) promulgated thereunder, as amended. 1749 “Net Cash Proceeds” means proceeds received in cash from (a) any Sale of, or Property Loss 1750 Event with respect to, property, net of (i) the customary out-of-pocket cash costs, fees and expenses paid 1751 or required to be paid in connection therewith, (ii) the amount, if any, of all taxes and Permitted Tax Dis-1752 tributions paid or estimated to be payable by Borrower, any direct or indirect parent of Borrower, any eq-1753 uity holder of Borrower or any direct or indirect parent of Borrower or any of the Restricted Subsidiaries 1754 in connection with such Sale or Property Loss Event and (iii) any amount required to be paid or prepaid 1755 on Indebtedness (other than the Obligations and Indebtedness owing to any Group Member) secured by 1756 the property subject thereto, (b) any sale or issuance of Stock or incurrence of Indebtedness, in each case 1757 net of brokers’, advisors’ and investment banking fees and other customary out-of-pocket underwriting 1758 discounts, commissions and other customary out-of-pocket cash costs, fees and expenses, in each case 1759 incurred in connection with such transaction; provided, however, that any such proceeds received by any 1760 Subsidiary of the Borrower that is not a Wholly Owned Subsidiary of the Borrower shall constitute “Net 1761 Cash Proceeds” only to the extent of the aggregate direct and indirect beneficial ownership interest of the 1762 Borrower therein, or (c) with respect to any issuance or sale of Stock, means the cash proceeds of such 1763 issuance or sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing 1764 fees, discounts or commissions and brokerage, consultant and other fees and charges actually Incurred in 1765 connection with such issuance or sale and net of Taxes paid or reasonably estimated to be actually paya-1766 ble as a result of such issuance or sale (including, for the avoidance of doubt, any income, withholding 1767 and other Taxes payable as a result of the distribution of such proceeds to the Borrower and after taking 1768 into account any available tax credit or deductions and any tax sharing agreements, and including Permit-1769 ted Tax Distributions). 1770 “Non-Bank Tax Certificate” has the meaning provided in Section 2.17(e)(ii)(B)(3). 1771 “non-Expiring Credit Commitments” has the meaning set forth in Section 2.3(e). 1772 “Non-Funding Lender” means any Lender that has (a) failed to fund any payments required to be 1773 made by it under the Loan Documents within two Business Days after any such payment is due (exclud-1774 ing expense and similar reimbursements that are subject to good faith disputes), (b) given written notice 1775 (and the Administrative Agent has not received a revocation in writing), to the Borrower, the Administra-1776 tive Agent, any Lender, or the L/C Issuer or has otherwise publicly announced (and the Administrative 1777 Agent has not received notice of a public retraction) that such Lender believes it will fail to fund pay-1778 ments or purchases of participations required to be funded by it under the Loan Documents or one or 1779 more other syndicated credit facilities, (c) failed to fund, and not cured, loans, participations, advances, or 1780 reimbursement obligations under one or more other syndicated credit facilities, unless subject to a good 1781 faith dispute, or (d) (other than by way of an Undisclosed Administration) (i) become subject to a volun-1782 tary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (ii) a custodian, con-1783

-38- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 servator, receiver or similar official appointed for it or any substantial part of such Person’s assets, or (iii) 1784 made a general assignment for the benefit of creditors, been liquidated, or otherwise been adjudicated as, 1785 or determined by any Governmental Authority having regulatory authority over such Person or its assets 1786 to be, insolvent or bankrupt, and for this clause (d), the Administrative Agent has determined that such 1787 Lender is reasonably likely to fail to fund any payments required to be made by it under the Loan Docu-1788 ments. 1789 “Non-U.S. Lender” means any Lender that is not a “United States person” as defined by Section 1790 7701(a)(30) of the Code. 1791 “Note” means a Term Note or Revolving Note, as the context may require. 1792 “Notice of Borrowing” has the meaning specified in Section 2.2(a). 1793 “Notice of Conversion or Continuation” has the meaning specified in Section 2.10(b). 1794 “Notice of Repayment/Prepayment/Cancellation” has the meaning specified in Section 2.13(e). 1795 “Oaktree” means, collectively, Oaktree Capital Management, L.P. and Oaktree Capital Group 1796 Holdings, GP, LLC, and funds or partnerships related to, or managed or advised by any of them or any 1797 Affiliate of any of them. 1798 “Obligations” means, with respect to any Loan Party, all amounts, obligations, liabilities, cove-1799 nants and duties of every type and description owing by such Loan Party to the Administrative Agent, any 1800 Lender, any L/C Issuer, any other Indemnitee, any participant, any SPV, any Secured Hedging Counter-1801 party or any Cash Management Bank arising out of, under, or in connection with, any Loan Document, 1802 any Secured Hedging Agreement or any Secured Cash Management Agreement, whether direct or indi-1803 rect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, 1804 whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not 1805 evidenced by any instrument or for the payment of money, including, without duplication, (a) if such 1806 Loan Party is the Borrower, all Loans and L/C Obligations, (b) all interest, whether or not accruing after 1807 the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or 1808 similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any 1809 such proceeding, and (c) all other fees, expenses (including fees, charges and disbursement of counsel), 1810 interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and 1811 other sums chargeable to such Loan Party under any Loan Document (including those payable to 1812 L/C Issuers as described in Section 2.11); provided that in no event shall Excluded Swap Obligations of 1813 any Guarantor constitute Obligations with respect to such Guarantor. 1814 “Offer” has the meaning specified in the definition of the term “Permitted Loan Retirement.” 1815 “Other Taxes” means all present or future stamp, registration, or documentary Taxes or any other 1816 excise, property, intangible, mortgage recording, or similar Taxes arising from any payment made here-1817 under or under any other Loan Document or from the execution, delivery, or enforcement of, or otherwise 1818 with respect to, this Agreement or any other Loan Document; provided that such term shall not include 1819 any Taxes that result from an assignment, grant of a participation or transfer or assignment to or designa-1820 tion of a new lending office or other office for receiving payments under any Loan Document (“Assign-1821 ment Taxes”) to the extent such Assignment Taxes are imposed as a result of a connection between the 1822 assignor/participating Lender and/or the assignee/Participant and the taxing jurisdiction (other than a con-1823 nection arising solely from any Loan Documents or any transactions contemplated thereunder), except to 1824 the extent that any such action described in this proviso is requested or required by Borrower. 1825

-39- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Parent Entity” means any direct or indirect parent of the Borrower. 1826 “Parent Entity Expenses” means: 1827 (1) costs (including all professional fees and expenses) Incurred by any Parent Entity 1828 in connection with reporting obligations under or otherwise Incurred in connection with compli-1829 ance with applicable laws, rules or regulations of any governmental, regulatory or self-regulatory 1830 body or stock exchange, this Agreement or any other agreement or instrument relating to Indebt-1831 edness of the Borrower or any of its Subsidiaries, including in respect of any reports filed with re-1832 spect to the Securities Act, Exchange Act or the respective rules and regulations promulgated 1833 thereunder; 1834 (2) customary indemnification obligations of any Parent Entity owing to directors, 1835 officers, employees or other Persons under its articles, charter, by-laws, partnership agreement or 1836 other constituting documents or pursuant to written agreements with any such Person to the extent 1837 relating to the Borrower and its Subsidiaries; 1838 (3) obligations of any Parent Entity in respect of director and officer insurance (in-1839 cluding premiums therefor) to the extent relating to the Borrower and its Subsidiaries; 1840 (4) general corporate overhead expenses, including professional fees and expenses 1841 and other operational expenses of any Parent Entity related to the ownership or operation of the 1842 business of the Borrower or any of its Restricted Subsidiaries; and 1843 (5) customary expenses Incurred by any Parent Entity in connection with any offer-1844 ing sale, conversion or exchange of Stock or Indebtedness; and 1845 (6) amounts to finance Investments that would otherwise be permitted to be made 1846 pursuant to Section 8.5 if made by the Borrower; provided, that (A) such Restricted Payment 1847 shall be made substantially concurrently with the closing of such Investment, (B) such Parent En-1848 tity shall, immediately following the closing thereof, cause (1) all property acquired (whether as-1849 sets or Stock) to be contributed to the capital of the Borrower or one of its Restricted Subsidiaries 1850 or (2) the merger, consolidation or amalgamation of the Person formed or acquired into the Bor-1851 rower or one of its Restricted Subsidiaries permitted under Section 8.7 in order to consummate 1852 such Investment, (C) such Parent Entity and its Affiliates (other than the Borrower or a Restricted 1853 Subsidiary) receives no consideration or other payment in connection with such transaction ex-1854 cept to the extent the Borrower or a Restricted Subsidiary could have given such consideration or 1855 made such payment in compliance with this Agreement and such consideration or other payment 1856 is included as a Restricted Payment under this Agreement, (D) any property received by the Bor-1857 rower shall not increase the Available Amount and (E) such Investment shall be deemed to be 1858 made by the Borrower or such Restricted Subsidiary under another provision of Section 8.5 or 1859 under Section 8.3. 1860 “Participant Register” has the meaning specified in Section 2.14(a). 1861 “Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under 1862 any Requirement of Law in or relating to letters patent and applications therefor. 1863 “PBGC” means the United States Pension Benefit Guaranty Corporation and any successor there-1864 to. 1865

-40- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Perfection Certificate” means a certificate in the form of Exhibit J or any other form approved 1866 by the Administrative Agent, as the same shall be supplemented from time to time. 1867 “Permit” means, with respect to any Person, any permit, approval, authorization, license, registra-1868 tion, certificate, concession, grant, franchise, variance or permission from, any Governmental Authority, 1869 including without limitation, the FCC, in each case having the force or effect of law and legally binding 1870 upon such Person or any of its property or to which such Person or any of its property is subject. 1871 “Permitted Acquisition” means any acquisition by the Borrower or any of its Restricted Subsidi-1872 aries, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of 1873 or any business line, unit, or division or any plant of, any Person or of at least a majority of the outstand-1874 ing Capital Stock of any Person (but in any event including any Investment in a Restricted Subsidiary 1875 which serves to increase such Borrower’s or any Subsidiary’s respective equity ownership in such Re-1876 stricted Subsidiary); provided that on the date of execution of the purchase agreement in respect of such 1877 acquisition, no Event of Default shall have occurred and be continuing or would result from the execution 1878 of such agreement. 1879 “Permitted Asset Swap” means the concurrent purchase and sale or exchange of assets used or 1880 useful in the Business or a combination of such assets and cash and Cash Equivalents between the Bor-1881 rower or any of its Subsidiaries and another Person; provided that any cash or Cash Equivalents received 1882 in excess of the value of any cash or Cash Equivalents sold or exchanged must be applied in accordance 1883 with Section 2.8 as and when required thereby. 1884 “Permitted First Priority Refinancing Debt” means any Credit Agreement Refinancing Indebted-1885 ness constituting any secured Indebtedness (including any Registered Equivalent Notes) incurred by the 1886 Borrower or any other Loan Party in the form of one or more series of senior secured notes or loans; pro-1887 vided that (i) such Indebtedness is secured by the Collateral on a pari passu basis with the Initial Term 1888 Loans and the Revolving Commitments to the extent secured by such Collateral, (ii) such Indebtedness 1889 shall be subject to a customary intercreditor agreement with the Administrative Agent that is reasonably 1890 satisfactory to the Administrative Agent, (iii) the security agreements relating to such Indebtedness are 1891 substantially the same as or not materially more favorable to the lenders providing such Permitted First 1892 Priority Refinancing Debt than the Guaranty and Security Agreement or other applicable Loan Document 1893 granting a security interest in the Collateral (with such differences as are reasonably satisfactory to the 1894 Administrative Agent) and (iv) such Indebtedness otherwise meets the requirements contained in the pro-1895 viso to the definition of “Credit Agreement Refinancing Indebtedness.” Permitted First Priority Refinanc-1896 ing Debt will include any Registered Equivalent Notes issued in exchange therefor. 1897 “Permitted Indebtedness” means any Indebtedness of any Group Member that is not prohibited by 1898 Section 8.1 or any other provision of any Loan Document. 1899 “Permitted Investment” means any Investment of any Group Member that is not prohibited by 1900 Section 8.3 or any other provision of any Loan Document. 1901 “Permitted Investors” means, collectively, (1) Oaktree, (2) General Electric Capital Corporation, 1902 (3) any one or more Persons, together with such Persons’ Affiliates, whose beneficial ownership consti-1903 tutes or results in a Change of Control that has been waived in accordance with the terms of this Agree-1904 ment, (4) members of management of the Borrower (or Parent Entity), (5) any Person who is acting solely 1905 as an underwriter in connection with a public or private offering of Stock of the Borrower, acting in such 1906 capacity, and (6) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange 1907 Act or any successor provision) of which any of the foregoing are members; provided that, in the case of 1908 such group and without giving effect to the existence of such group or any other group, Oaktree or Gen-1909

-41- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 eral Electric Capital Corporation and members of management of the Borrower, collectively, have benefi-1910 cial ownership of more than 50% of the total voting power of the Voting Stock of the Borrower held by 1911 such group. 1912 “Permitted Joint Venture” means the one time contribution of assets to a joint venture; provided 1913 that such contribution of assets, when taken together with the assets of any Subsidiary of the Borrower 1914 designated as an Unrestricted Subsidiary in reliance on the proviso to clause (i)(B) in Section 7.10(a), did 1915 not generate in excess of $2,500,000 of Consolidated EBITDA for the last period of four consecutive Fis-1916 cal Quarters ending on or before such date. 1917 “Permitted Junior Priority Refinancing Debt” means any Credit Agreement Refinancing Indebt-1918 edness constituting secured Indebtedness (including any Registered Equivalent Notes) incurred by the 1919 Borrower or any other Loan Party in the form of one or more series of second lien (or other junior lien) 1920 secured notes or second lien (or other junior lien) secured loans; provided that (i) such Indebtedness is 1921 secured by the Collateral on a second priority (or other junior priority) basis to the Liens securing the Ob-1922 ligations and the obligations in respect of any Permitted First Priority Refinancing Debt, (ii) such Indebt-1923 edness shall be subject to a customary intercreditor agreement with the Administrative Agent that is rea-1924 sonably satisfactory to the Administrative Agent, (iii) the security agreements relating to such Indebted-1925 ness are substantially the same as or not materially more favorable to the lenders providing such Permit-1926 ted Junior Priority Refinancing Debt than the Guaranty and Security Agreement or other applicable Loan 1927 Document granting a security interest in the Collateral (with such differences as are reasonably satisfacto-1928 ry to the Administrative Agent), (iv) such Indebtedness otherwise meets the requirements contained in the 1929 proviso to the definition of “Credit Agreement Refinancing Indebtedness” and (v) such Indebtedness 1930 meets the Permitted Other Debt Conditions. Permitted Junior Priority Refinancing Debt will include any 1931 Registered Equivalent Notes issued in exchange therefor. 1932 “Permitted Lien” means any Lien on or with respect to the property of any Group Member that is 1933 not prohibited by Section 8.2 or any other provision of any Loan Document. 1934 “Permitted Loan Retirement” means any transaction pursuant to which (a) the Borrower purchas-1935 es all or any portion of any Class of Term Loans with cash of the Borrower and its Subsidiaries (other 1936 than the proceeds of any Revolving Loans), as certified by a Responsible Officer of the Borrower, pursu-1937 ant to one or more offers on terms and conditions (including the form of notice thereof) agreed to by the 1938 Borrower and the Administrative Agent (each, an “Offer”) that were made available to all Term Lenders 1939 of such Class on a pro rata basis according to the principal amount of the Term Loans of such Class then 1940 held by such Term Lenders, (b) no Event of Default shall have occurred or be continuing (c) concurrent 1941 with such purchase, the Borrower forgives all Indebtedness represented by such Term Loans purchased 1942 thereby as evidenced by a written instrument delivered to the Administrative Agent, in form and sub-1943 stance reasonably satisfactory to the Administrative Agent and made available to the Term Lenders of 1944 such Class, (d) after giving effect to such purchase, there shall be no Revolving Loans outstanding and (e) 1945 after giving effect to such purchase, the conditions set forth in Section 11.2(b)(iii) shall continue to be 1946 true; provided, however, that (i) the Borrower shall have delivered a notice of each such Offer to the Ad-1947 ministrative Agent and all Term Lenders of such Class no later than noon (New York City time) at least 1948 five Business Days in advance of the proposed consummation date of such Offer in form and substance 1949 reasonably acceptable to the Administrative Agent and (ii) the maximum dollar amount of the Offer shall 1950 be no less than $1,000,000. 1951 “Permitted Other Debt Conditions” means that such applicable Indebtedness does not mature or 1952 have scheduled amortization payments of principal or payments of principal and is not subject to manda-1953 tory redemption, repurchase, prepayment or sinking fund obligations (except (x) customary asset sale, 1954 initial public offering or change of control or similar event provisions that provide for the prior repayment 1955

-42- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 in full of the Loans and all other Obligations, (y) maturity payments for a customary bridge financing 1956 which, subject to customary conditions, provides for automatic conversion or exchange into Indebtedness 1957 that otherwise complies with the requirements of this definition or (z) AHYDO payments), in each case 1958 prior to the Latest Maturity Date at the time such Indebtedness is incurred. 1959 “Permitted Refinancing” means Indebtedness constituting a refinancing or extension of Permitted 1960 Indebtedness that (a) has an aggregate outstanding principal amount not greater than the sum of (x) ag-1961 gregate principal amount of such Permitted Indebtedness plus accrued and unpaid interest thereon and 1962 accrued and unpaid fees and reasonable expenses related thereto outstanding at the time of such refinanc-1963 ing or extension plus other reasonable amounts paid, and fees and expenses reasonably incurred, in con-1964 nection with such refinancing or extension and by an amount equal to any existing commitments unu-1965 tilized thereunder, plus (y) the amount of any early prepayment penalties actually paid as a result of such 1966 Permitted Refinancing, (b) has a weighted average maturity (in each case measured as of the date of such 1967 refinancing or extension) and maturity no shorter or earlier, as applicable than that of such Permitted In-1968 debtedness, (c) is not entered into as part of a Sale and Leaseback Transaction, (d) is not secured by any 1969 property or any Lien other than those securing such Permitted Indebtedness and (e) is otherwise on terms 1970 no less favorable to the Group Members, taken as a whole, than those of such Permitted Indebtedness; 1971 provided, however, that, notwithstanding the foregoing, (x) the terms of such Permitted Indebtedness may 1972 be modified as part of such Permitted Refinancing if such modification would have been permitted pursu-1973 ant to Section 8.11 and (y) no Guaranty Obligation for such Indebtedness shall constitute part of such 1974 Permitted Refinancing unless similar Guaranty Obligations with respect to such Permitted Indebtedness 1975 existed and constituted Permitted Indebtedness prior to such refinancing or extension. 1976 “Permitted Reinvestment” means, with respect to the Net Cash Proceeds of any Sale or Property 1977 Loss Event, to acquire (or make Capital Expenditures to finance the acquisition, repair, replacement, im-1978 provement, upgrade or construction of), to the extent otherwise permitted hereunder, property used or 1979 useful in the Business of the Borrower or any of its Subsidiaries (including through a Permitted Acquisi-1980 tion) or, if such Property Loss Event involves loss or damage to property, to repair such loss or damage or 1981 to the extent otherwise permitted hereunder, acquire property used or useful in the Business. 1982 “Permitted Repricing Amendment” has the meaning specified in Section 11.1(a). 1983 “Permitted Tax Distribution” means, if and for so long as the Borrower is a member of a group 1984 filing a consolidated or combined tax return with any Parent Entity, any dividends or other distributions to 1985 fund any income Taxes for which such Parent Entity is liable up to an amount not to exceed with respect 1986 to such Taxes the excess of (i) the amount of any such Taxes that the Borrower and its Subsidiaries would 1987 have been required to pay on a separate company basis or on a consolidated basis calculated as if the Bor-1988 rower and its Subsidiaries had paid Tax on a consolidated, combined, group, affiliated or unitary basis on 1989 behalf of an affiliated group consisting only of the Borrower and its Subsidiaries over (ii) the amount of 1990 such Taxes paid directly by the Borrower or its Subsidiaries. 1991 “Permitted Unsecured Refinancing Debt” means Credit Agreement Refinancing Indebtedness 1992 constituting unsecured Indebtedness (including any Registered Equivalent Notes) incurred by the Bor-1993 rower or any other Loan Party in the form of one or more series of senior unsecured notes or loans; pro-1994 vided that (i) such Indebtedness otherwise meets the requirements contained in the proviso to the defini-1995 tion on Credit Agreement Refinancing Indebtedness and (ii) meets the Permitted Other Debt Conditions. 1996 Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange 1997 therefor. 1998

-43- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Person” means any individual, corporation, partnership, joint venture, association, joint-stock 1999 company, trust, unincorporated organization, limited liability company, government or any agency or po-2000 litical subdivision thereof or any other entity. 2001 “Preferred Stock” means, as applied to the Stock of any Person, Stock of any class or classes 2002 (however designated) which is preferred as to the payment of dividends or as to the distribution of assets 2003 upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Stock of any 2004 other class of such Person. 2005 “Prime Rate” means the rate of interest per annum announced from time to time by RBC (or any 2006 successor to RBC in its capacity as Administrative Agent) as its prime commercial lending rate in effect 2007 at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily rep-2008 resent the lowest or best rate actually charged to any customer. 2009 “Pro Forma Basis” means, with respect to any determination for any period and any Pro Forma 2010 Transaction, that such determination shall be made by giving pro forma effect to each such Pro Forma 2011 Transaction, as if each such Pro Forma Transaction had been consummated on the first day of such peri-2012 od, based on historical results accounted for in accordance with GAAP and, to the extent applicable, rea-2013 sonable assumptions made in good faith that are specified in detail in the relevant Compliance Certificate, 2014 Financial Statement or other document provided to the Administrative Agent or any Lender in connection 2015 herewith (i) in accordance with Regulation S-X of the Securities Act of 1933 or (ii) give effect to events 2016 that (x) were actually implemented by the business that was the subject of the applicable Pro Forma 2017 Transaction within 18 months after the date of such transaction and are factually supportable and quanti-2018 fiable by the underlying accounting records of such business or (y) relate to the business that is the subject 2019 of the Pro Forma Transaction and are reasonably determined by the Borrower to be probable based upon 2020 specifically identifiable actions to be taken within 18 months after the date of such Pro Forma Transac-2021 tion; provided that that any such pro forma increase or decrease to Consolidated EBITDA shall be without 2022 duplication for cost savings or additional costs already included in such Consolidated EBITDA for such 2023 Test Period. 2024 “Pro Forma Transaction” means any Investment, any Permitted Acquisition, any Sale of property 2025 or assets, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, Incre-2026 mental Term Loans or Incremental Revolving Increase, or other event, in each case that by the terms of 2027 this Agreement requires a determination on a Pro Forma Basis; provided that an Incremental Revolving 2028 Increase, for purposes of this “Pro Forma Transaction” definition, shall be deemed fully drawn. 2029 “Pro Rata Outstandings,” of any Lender at any time, means (a) in the case of any Term Loan Fa-2030 cility, the outstanding principal amount of the Term Loans under such Term Loan Facility owing to such 2031 Lender and (b) in the case of the Revolving Credit Facility, the sum of (i) the outstanding principal 2032 amount of Revolving Loans owing to such Lender and (ii) the amount of the participation of such Lender 2033 in the L/C Obligations outstanding with respect to all Letters of Credit. 2034 “Pro Rata Share” means, with respect to any Lender and any Facility or Facilities at any time, the 2035 percentage obtained by dividing (a) the sum of the Commitments (or, if such Commitments in any such 2036 Facility are terminated, the Pro Rata Outstandings therein) of such Lender then in effect under such Facil-2037 ities by (b) the sum of the Commitments (or, if such Commitments in any such Facility are terminated, 2038 the Pro Rata Outstandings therein) of all Lenders then in effect under such Facilities; provided, however, 2039 that, if there are no Commitments and no Pro Rata Outstandings in any of such Facilities, such Lender’s 2040 Pro Rata Share in such Facilities shall be determined based on the Pro Rata Share in such Facilities most 2041 recently in effect, after giving effect to any subsequent assignment and any subsequent non-pro rata pay-2042 ments of any Lender pursuant to Section 2.18. 2043

-44- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Projections” means, collectively, the Initial Projections and any document delivered pursuant to 2044 Section 6.1(f). 2045 “Property Loss Event” means, with respect to any property, any loss of or damage to such proper-2046 ty or any taking of such property or condemnation thereof. 2047 “Purchase Money Obligations” means any Indebtedness Incurred to finance or refinance the ac-2048 quisition, leasing, construction or improvement of property (real or personal) or assets (including Stock), 2049 and whether acquired through the direct acquisition of such property or assets or the acquisition of the 2050 Stock of any Person owning such property or assets, or otherwise. 2051 “Radio Station Licenses” means all licenses, Permits, permissions and other authorizations issued 2052 by the FCC for the operation of any Radio Station. 2053 “Radio Stations” means and includes, collectively, (a) all of the AM and FM radio stations owned 2054 and operated by the Borrower or any of its Subsidiaries as of the Closing Date and (b) all radio stations 2055 from time to time acquired after the Closing Date by the Borrower or any of its Subsidiaries. 2056 “Reference Date” has the meaning specified in the definition of “Available Amount.” 2057 “Refinanced Debt” has the meaning set forth in the definition of “Credit Agreement Refinancing 2058 Indebtedness.” 2059 “Refinanced Term Loans” has the meaning set forth in Section 11.1(a). 2060 “Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the 2061 Borrower, (b) the Administrative Agent, (c) each Additional Refinancing Lender and (d) each Lender that 2062 agrees to provide any portion of Refinancing Term Loans, Refinancing Term Commitments, Refinancing 2063 Revolving Credit Commitments or Refinancing Revolving Loans incurred pursuant thereto, in accordance 2064 with Section 2.20. 2065 “Refinancing Revolving Credit Commitments” means one or more Classes of revolving credit 2066 commitments hereunder that result from a Refinancing Amendment. 2067 “Refinancing Revolving Loans” means one or more Classes of Revolving Loans that result from 2068 a Refinancing Amendment. 2069 “Refinancing Series” means all Refinancing Term Loans, Refinancing Term Commitments, Refi-2070 nancing Revolving Loans, or Refinancing Revolving Credit Commitments that are established pursuant to 2071 the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refi-2072 nancing Amendment expressly provides that the Refinancing Term Loans, Refinancing Term Commit-2073 ments, Refinancing Revolving Loans, or Refinancing Revolving Credit Commitments provided for there-2074 in are intended to be a part of any previously established Refinancing Series) and that provide for the 2075 same All-In Yield (other than, for this purpose, any original issue discount or upfront fees), if applicable, 2076 and amortization schedule. 2077 “Refinancing Term Commitments” means one or more term loan commitments hereunder that 2078 fund Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing 2079 Amendment. 2080

-45- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Refinancing Term Loans” means one or more Classes of term loans hereunder that result from a 2081 Refinancing Amendment. 2082 “Refunding Capital Stock” has the meaning specified in Section 8.5(e). 2083 “Register” has the meaning specified in Section 2.14(b). 2084 “Registered Equivalent Notes” means, with respect to any notes originally issued in an offering 2085 pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securi-2086 ties Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange 2087 therefor pursuant to an exchange offer registered with the SEC. 2088 “Reinvestment Prepayment Amount” means, with respect to any Net Cash Proceeds on the Rein-2089 vestment Prepayment Date therefor, the amount of such Net Cash Proceeds less any amount paid or re-2090 quired to be paid by any Group Member to make Permitted Reinvestments with such Net Cash Proceeds 2091 pursuant to a Contractual Obligation entered into prior to such Reinvestment Prepayment Date. 2092 “Reinvestment Prepayment Date” means, with respect to any portion of any Net Cash Proceeds of 2093 any Sale or Property Loss Event, the earliest of (a) the 365th day (or, so long as such Net Cash Proceeds 2094 have been committed by the Borrower to make Permitted Reinvestments as evidenced by a written notice 2095 provided to the Administrative Agent, the 540th day) after the completion of the portion of such Sale or 2096 Property Loss Event corresponding to such Net Cash Proceeds, (b) the date that is five (5) Business Days 2097 after the date on which the Borrower shall have notified the Administrative Agent of the Borrower’s de-2098 termination not to make Permitted Reinvestments with such Net Cash Proceeds, (c) the occurrence of any 2099 Event of Default set forth in Section 9.1(e)(ii) and (d) five (5) Business Days after the delivery of a notice 2100 by the Administrative Agent or the Required Lenders to the Borrower during the continuance of any other 2101 Event of Default. 2102 “Related Documents” means, collectively, the Senior Notes Indenture, the payoff letter with re-2103 spect to the Existing Credit Agreement executed and delivered to the Administrative Agent in connection 2104 with Section 3.1(d) and each other document executed with respect to any of the foregoing. 2105 “Related Person” means, with respect to any Person, each Affiliate of such Person and each direc-2106 tor, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environ-2107 mental, legal, financial and other advisor (including those retained in connection with the satisfaction or 2108 attempted satisfaction of any condition set forth in Article 3) and other consultants and agents of or to 2109 such Person or any of its Affiliates, together with, if such Person is the Administrative Agent, each other 2110 Person or individual designated, nominated or otherwise mandated by or helping the Administrative 2111 Agent pursuant to and in accordance with Section 10.4 or any comparable provision of any Loan Docu-2112 ment. 2113 “Related Transactions” means the transactions contemplated by the Related Documents and the 2114 payment of all related fees, costs and expenses. 2115 “Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emit-2116 ting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration 2117 of Hazardous Material into or through the environment. 2118 “Relevant Four Fiscal Quarter Period” has the meaning specified in Section 9.5. 2119

-46- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Remedial Action” means all actions required by Environmental Laws to (a) clean up, remove, 2120 treat or in any other way address any Hazardous Material in the indoor or outdoor environment, (b) pre-2121 vent or minimize any Release so that a Hazardous Material does not migrate or endanger or threaten to 2122 endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial stud-2123 ies and investigations and post-remedial monitoring and care with respect to any Hazardous Material. 2124 “Replacement Term Loans” has the meaning set forth in Section 11.1(a). 2125 “Repricing Event” means each of (a) the prepayment, repayment, refinancing, substitution or re-2126 placement of all or a portion of the Initial Term Loans substantially concurrently with the incurrence by 2127 any Loan Party of any term loans (including any Replacement Term Loans or Specified Refinancing 2128 Term Loans) having an All-In Yield (with the comparative determinations to be made by the Administra-2129 tive Agent in a manner consistent with generally accepted financial practices, and in any event consistent 2130 with the second proviso to Section 2.19(e)(iii)) that is less than the All-In Yield (as determined by the 2131 Administrative Agent on the same basis) applicable to such Initial Term Loans so prepaid, repaid, re-2132 financed, substituted or replaced and (b) any amendment, waiver or other modification to this Agreement 2133 that would have the effect of reducing the All-In Yield (to be determined by the Administrative Agent on 2134 the same basis as set forth in preceding clause (a)) of, the Initial Term Loans; provided that the primary 2135 purpose of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or 2136 other modification was to reduce the All-In Yield of the Initial Term Loans. Any such determination by 2137 the Administrative Agent as contemplated by preceding clauses (a) and (b) shall be conclusive and bind-2138 ing on all Lenders, and the Administrative Agent shall have no liability to any Person with respect to such 2139 determination absent gross negligence or willful misconduct (as determined by a court of competent ju-2140 risdiction in a final, non-appealable decision). 2141 “Required Lenders” means, at any time, Lenders (other than Non-Funding Lenders) having out-2142 standing Revolving Loans, outstanding Swingline Loans, outstanding Letters of Credit (limited, in the 2143 case of any drawn Letter of Credit, to the unreimbursed amount), outstanding Term Loans and unused 2144 Commitments representing more than 50% of the aggregate outstanding Revolving Loans, outstanding 2145 Swingline Loans, outstanding Letters of Credit (limited, in the case of any drawn Letter of Credit, to the 2146 unreimbursed amount), outstanding Term Loans and unused Commitments at such time; provided that 2147 that, to the extent set forth in Section 11.2(b), the Loans of any Affiliate Lender shall be excluded for pur-2148 poses of making a determination of Required Lenders. No Non-Funding Lender shall be included in the 2149 calculation of Required Lenders. 2150 “Required Revolving Credit Lenders” means, at any time, (a) Lenders having at such time in ex-2151 cess of 50% of the aggregate Revolving Credit Commitments (or, if such Commitments are terminated, 2152 the sum of the amounts of the participations in Swingline Loans, the principal amount of the unparticipat-2153 ed portions of the Swingline Loans and the Pro Rata Outstandings in the Revolving Credit Facility and 2154 outstanding Letters of Credit (limited, in the case of any drawn Letter of Credit, to the unreimbursed 2155 amount)) then in effect, ignoring, in such calculation, the amounts held by any Non-Funding Lender and 2156 (b) so long as there are two or more non-affiliated Lenders with Revolving Credit Commitments, at least 2157 two Lenders that are not Affiliates of the Borrower with Revolving Credit Commitments and if there are 2158 two or fewer Lenders that are not Affiliates of the Borrower with Revolving Credit Commitments, all 2159 Lenders that are not Affiliates of the Borrower with Revolving Credit Commitments. 2160 “Requirements of Law” means, with respect to any Person, collectively, the common law and all 2161 federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules 2162 and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including adminis-2163 trative or judicial precedents or authorities) and the interpretation or administration thereof by, and other 2164 determinations, directives, requirements or requests of, any Governmental Authority, in each case wheth-2165

-47- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 er or not having the force of law and that are applicable to or binding upon such Person or any of its prop-2166 erty or to which such Person or any of its property is subject. 2167 “Responsible Officer” means, with respect to any Person, any of the president, chief executive of-2168 ficer, chief financial officer, vice president, treasurer, assistant treasurer, controller, managing member or 2169 general partner of such Person but, in any event, with respect to financial matters, any such officer that is 2170 responsible for preparing the Financial Statements delivered hereunder and, with respect to the Corporate 2171 Chart and other documents delivered pursuant to Section 6.1(e), documents delivered on the Closing Date 2172 and documents delivered pursuant to Section 7.11, the secretary or assistant secretary of such Person or 2173 any other officer responsible for maintaining the corporate and similar records of such Person. 2174 “Restricted Payment” means (a) to declare or pay any dividend or make any distribution on or in 2175 respect of the Borrower’s or any Restricted Subsidiary’s Stock (including any such payment in connection 2176 with any merger, amalgamation or consolidation involving the Borrower or any of its Restricted Subsidi-2177 aries) except (i) dividends or distributions payable in Stock of the Borrower (other than Disqualified 2178 Stock) or in options, warrants or other rights to purchase such Stock of the Borrower; and (ii) dividends or 2179 distributions payable to the Borrower or a Restricted Subsidiary (and, in the case of any such Restricted 2180 Subsidiary making such dividend or distribution, to holders of its Stock other than the Borrower or anoth-2181 er Restricted Subsidiary on no more than a pro rata basis); or (b) to purchase, redeem, retire or otherwise 2182 acquire for value any Stock of the Borrower or any Parent Entity of the Borrower held by Persons other 2183 than the Borrower or a Restricted Subsidiary. 2184 “Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsid-2185 iary. 2186 “Revolver Extension Request” has the meaning set forth in Section 2.21(b). 2187 “Revolver Extension Series” has the meaning set forth in Section 2.21(b). 2188 “Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the 2189 commitment of such Lender to make Revolving Loans, which commitment is in the amount set forth op-2190 posite such Lender’s name on Schedule I under the caption “Revolving Credit Commitment,” as amended 2191 to reflect Assignments and as such amount may be reduced pursuant to this Agreement. The aggregate 2192 amount of the Revolving Credit Commitments on the Closing Date is $50,000,000. 2193 “Revolving Credit Facility” means the Revolving Credit Commitments and the provisions herein 2194 related to the Revolving Loans, Swingline Loans and Letters of Credit. 2195 “Revolving Credit Lender” means each Lender that has a Revolving Credit Commitment, holds a 2196 Revolving Loan or participates in any Swing Loan or Letter of Credit. 2197 “Revolving Credit Outstandings” means, at any time, the sum of, in each case to the extent out-2198 standing at such time, (a) the aggregate principal amount of the Revolving Loans and Swingline Loans 2199 and (b) the L/C Obligations for all Letters of Credit. 2200 “Revolving Credit Termination Date” means the earliest of (a) the Revolving Credit Facility Ma-2201 turity Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.5 or 2202 9.2 and (c) the date on which the Obligations become due and payable pursuant to Section 9.2. 2203 “Revolving Credit Facility Maturity Date” means the fifth (5th) anniversary of the Closing Date. 2204

-48- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Revolving Loan” has the meaning specified in Section 2.1(a). 2205 “Revolving Note” means a promissory note of the Borrower, substantially in the form of Exhibit 2206 B-2, payable to a Lender or its registered assigns, evidencing the aggregate Indebtedness of the Borrower 2207 to such Lender resulting from the Revolving Loans made or held by such Lender. 2208 “S&P” means Standard & Poor’s Investors Ratings Services or any of its successors or assigns 2209 that is a Nationally Recognized Statistical Rating Organization. 2210 “Sale and Leaseback Transaction” means any arrangement providing for the leasing by the Bor-2211 rower or any of its Restricted Subsidiaries of any real or tangible personal property, which property has 2212 been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to a third Person in con-2213 templation of such leasing. 2214 “SEC” means the United States Securities and Exchange Commission or any successor thereto. 2215 “Secured Cash Management Agreement” means any Cash Management Agreement that is en-2216 tered into by and between any Loan Party and any Cash Management Bank to the extent that such Cash 2217 Management Agreement is designated in writing by the Borrower and such Cash Management Bank to 2218 the Administrative Agent as a Secured Cash Management Agreement. 2219 “Secured Hedging Agreement” means any Hedging Agreement that (a) has been entered into with 2220 a Secured Hedging Counterparty, (b) in the case of a Hedging Agreement not entered into with or provid-2221 ed or arranged by Royal Bank or an Affiliate of Royal Bank, is expressly identified as being a “Secured 2222 Hedging Agreement” hereunder in a joint notice from such Loan Party and such Person delivered to the 2223 Administrative Agent reasonably promptly after the execution of such Hedging Agreement and (c) meets 2224 the requirements of Section 8.1(h). 2225 “Secured Hedging Counterparty” means (a) a Person who has entered into a Hedging Agreement 2226 with a Loan Party if such Hedging Agreement was provided or arranged by Royal Bank or an Affiliate of 2227 Royal Bank, and any assignee of such Person or (b) a Lender or an Affiliate of a Lender who has entered 2228 into a Hedging Agreement with a Loan Party (or a Person who was a Lender or an Affiliate of a Lender at 2229 the time of execution and delivery of the Hedging Agreement), including any Hedging Agreement entered 2230 into by a Person that is a Lender or an Affiliate of a Lender on the Closing Date with a Loan Party prior to 2231 the Closing Date. 2232 “Secured Parties” means the Lenders, the L/C Issuers, the Administrative Agent, any Secured 2233 Hedging Counterparty, each Cash Management Bank, each other Indemnitee and any other holder of any 2234 Obligation of any Loan Party. 2235 “Security” means all Stock, Stock Equivalents, voting trust certificates, bonds, debentures, in-2236 struments and other evidence of Indebtedness, whether or not secured, convertible or subordinated, all 2237 certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, op-2238 tions and other rights to acquire, any Security. 2239 “Sell” means, with respect to any property, to sell, convey, transfer, assign, license, lease or oth-2240 erwise dispose of, any interest therein or to permit any Person to acquire any such interest, including, in 2241 each case, through a Sale and Leaseback Transaction or through a sale, factoring at maturity, collection of 2242 or other disposal, with or without recourse, of any notes or accounts receivable. Conjugated forms there-2243 of and the noun “Sale” have correlative meanings. 2244

-49- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Senior Notes” means the 6.50% Senior Notes due April 1, 2023, issued by the Borrower in Dol-2245 lars and governed by the terms of the Senior Notes Indenture, whether issued on or about the Closing 2246 Date or registered with the SEC and received by the Borrower in exchange for any Senior Note issued on 2247 or about the Closing Date. 2248 “Senior Notes Indenture” means the Indenture, dated as of April 1, 2015, between the Borrower 2249 and the Senior Notes Trustee. 2250 “Senior Notes Trustee” means Wilmington Trust, National Association, as trustee under the Sen-2251 ior Notes Indenture. 2252 “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, 2253 (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than 2254 the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such 2255 Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not 2256 have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any 2257 time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances exist-2258 ing at such time, represents the amount that can reasonably be expected to become an actual or matured 2259 liability. 2260 “Special Flood Hazard Area” means an area that FEMA’s current flood maps indicate as an area 2261 having special flood or mudflow and/or flood erosion hazard. 2262 “Specified Equity Contribution” has the meaning specified in Section 9.5. 2263 “Sponsor” means Oaktree and its Affiliates and funds or partnerships managed or advised by 2264 them or any of their Affiliates, but not including, however, any of their respective portfolio companies. 2265 “SPV” means any special purpose funding vehicle identified as such in a writing by any Lender 2266 to the Administrative Agent. 2267 “Stock” means, with respect to any Person, any and all shares of, rights to purchase, warrants, op-2268 tions or depositary receipts for, or other equivalents of or partnership or other interests in (however desig-2269 nated), equity of such Person, including any Preferred Stock, but excluding any debt securities convertible 2270 into such equity. 2271 “Stock Equivalents” means all securities convertible into or exchangeable for Stock or any other 2272 Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire 2273 any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisa-2274 ble. 2275 “Subordinated Debt” means any Indebtedness that is subordinated to the payment in full of the 2276 Obligations on terms and conditions reasonably satisfactory to the Administrative Agent. 2277 “Subsidiary” means, with respect to any Person: 2278 (1) any corporation, association, or other business entity (other than a partnership, 2279 joint venture, limited liability company or similar entity) of which more than 50% of the total vot-2280 ing power of shares of Stock entitled (without regard to the occurrence of any contingency) to 2281 vote in the election of directors, managers or trustees thereof is at the time of determination 2282

-50- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiar-2283 ies of that Person or a combination thereof; or 2284 (2) any partnership, joint venture, limited liability company or similar entity of 2285 which: 2286 (a) more than 50% of the capital accounts, distribution rights, total equity 2287 and voting interests or general or limited partnership interests, as applicable, are owned 2288 or controlled, directly or indirectly, by such Person or one or more of the other Subsidiar-2289 ies of that Person or a combination thereof whether in the form of membership, general, 2290 special or limited partnership interests or otherwise; and 2291 (b) such Person or any Subsidiary of such Person is a controlling general 2292 partner or otherwise controls such entity. 2293 “Substitute Lender” has the meaning specified in Section 2.18(a). 2294 “Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any 2295 agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the 2296 Commodity Exchange Act. 2297 “SWDA” means the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.). 2298 “Swingline Loan” has the meaning specified in Section 2.3(a). 2299 “Swingline Commitment” means $5,000,000. 2300 “Swingline Lender” means, each in its capacity as Swingline Lender hereunder, Royal Bank or, 2301 upon the resignation of Royal Bank as Administrative Agent hereunder, any Lender (or Affiliate or Ap-2302 proved Fund of any Lender) that agrees, with the approval of the Administrative Agent (or, if there is no 2303 such successor Administrative Agent, the Required Lenders) and the Borrower, to act as the Swingline 2304 Lender hereunder. 2305 “Swingline Request” has the meaning specified in Section 2.3(b). 2306 “Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by 2307 the lessee at any time) of any property (whether real, personal or mixed) that is designed to permit the 2308 lessee (a) to treat such lease as an operating lease, or not to reflect the leased property on the lessee’s bal-2309 ance sheet, under GAAP and (b) to claim depreciation on such property for U.S. federal income tax pur-2310 poses, other than any such lease under which such Person is the lessor. 2311 “Taxes” means any and all present or future taxes, duties, levies, imposts, assessments, deduc-2312 tions, withholdings or other similar charges imposed by any Governmental Authority, whether computed 2313 on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions 2314 to tax with respect to the foregoing. 2315 “Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the 2316 Borrower hereunder, expressed as an amount representing the maximum principal amount of the Term 2317 Loan to be made by such Term Lender under this Agreement, as such commitment may be (a) reduced 2318 from time to time pursuant to Section 2.5 and (b) reduced or increased from time to time pursuant to 2319 (i) assignments by or to such Term Lender pursuant to an Assignment (ii) an Incremental Amendment, 2320

-51- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (iii) a Refinancing Amendment, (iv) an Extension Amendment or (v) the incurrence of Replacement Term 2321 Loans. 2322 “Term Facility” means (a) prior to the Closing Date, the Initial Term Loan Commitments and 2323 (b) thereafter, each Class of Term Loans and/or Term Commitments. 2324 “Term Lender” means, at any time, any Lender that has (a) an outstanding Term Commitment or 2325 (b) an outstanding Term Loan at such time. 2326 “Term Loan Extension Request” has the meaning set forth in Section 2.21(a). 2327 “Term Loan Extension Series” has the meaning set forth in Section 2.21(a). 2328 “Term Loan Maturity Date” means the seventh (7th) anniversary of the Closing Date. 2329 “Term Loans” means any Initial Term Loan, Extended Term Loan, Incremental Term Loan, Re-2330 financing Term Loan or Replacement Term Loan, as the context may require. 2331 “Term Note” means a promissory note of the Borrower, substantially in the form of Exhibit B-1, 2332 payable to a Lender or its registered assigns, evidencing the aggregate Indebtedness of the Borrower to 2333 such Lender resulting from the Term Loans made by such Lender. 2334 “Test Period” means, for any determination under this Agreement, the four consecutive fiscal 2335 quarters of the Borrower then last ended and for which Financial Statements shall have been delivered (or 2336 required to be delivered) to the Administrative Agent pursuant to Section 6.1 (or, before the first delivery 2337 of Financial Statements pursuant to Section 6.1, the most recent period of four fiscal quarters at the end of 2338 which financial statements are available). 2339 “Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer 2340 Plan, sponsored or maintained by an ERISA Affiliate or to which any ERISA Affiliate has an obligation 2341 to contribute or could otherwise have liability. 2342 “Total Assets” means, as of any date, the total consolidated assets of the Borrower and its Subsid-2343 iaries on a consolidated basis, as shown on the most recent consolidated balance sheet of the Borrower 2344 and its Subsidiaries, determined on a Pro Forma Basis. 2345 “Total Leverage Ratio” means, with respect to any Person as of any date, the ratio of 2346 (a) Consolidated Total Debt of such Person outstanding as of such date to (b) Consolidated EBITDA for 2347 such Person for the last period of four consecutive Fiscal Quarters ending on or before such date. 2348 “Total Net Leverage Ratio” means, with respect to any Person as of any date, the ratio of 2349 (a) Consolidated Total Debt of such Person outstanding as of such date minus unrestricted cash and Cash 2350 Equivalents of Borrower and its Restricted Subsidiaries (other than the proceeds of any Indebtedness the 2351 incurrence of which gives rise to the need to calculate the Total Net Leverage Ratio) to (b) Consolidated 2352 EBITDA for such Person for the last period of four consecutive Fiscal Quarters ending on or before such 2353 date. 2354 “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising un-2355 der any Requirement of Law in or relating to trade secrets. 2356

-52- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising un-2357 der any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, 2358 business names, fictitious business names, trade styles, service marks, logos and other source or business 2359 identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof 2360 and all applications in connection therewith. 2361 “Transactions” means the offering of the Senior Notes and the application of the proceeds thereof 2362 and the entry into this Agreement and the making of the Loans on the Closing Date and the application of 2363 the proceeds thereof. 2364 “Transaction Expenses” means any fees or expenses incurred or paid by the Borrower or any Re-2365 stricted Subsidiary in connection with the Transactions. 2366 “Transformative Acquisition” means any acquisition that is not permitted by the terms of this 2367 Agreement immediately prior to the consummation of such acquisition. 2368 “UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable 2369 jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in 2370 the State of New York. 2371 “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Docu-2372 mentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version 2373 thereof as may be in effect at the time of issuance). 2374 “Undisclosed Administration” means in relation to a Lender the appointment of an administrator, 2375 provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory 2376 authority or regulator under or based on the law in the country where such Lender is subject to home ju-2377 risdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. 2378 “United States” means the United States of America. 2379 “Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower that at the time of determina-2380 tion is an Unrestricted Subsidiary (as designated by the Borrower, as provided below) and (b) any Subsid-2381 iary of an Unrestricted Subsidiary. 2382 “Unused Commitment Fee” has the meaning specified in Section 2.11(a). 2383 “U.S. Lender” has the meaning specified in Section 2.17(e)(ii)(A). 2384 “Voting Stock” of a Person means all classes of Stock of such Person then outstanding and nor-2385 mally entitled to vote in the election of directors. 2386 “Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified 2387 Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing: (a) the sum of 2388 the products of the number of years from the date of determination to the date of each successive sched-2389 uled principal payment of such Indebtedness or redemption or similar payment with respect to such Dis-2390 qualified Stock or Preferred Stock multiplied by the amount of such payment, by (b) the sum of all such 2391 payments. 2392 “Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person, all of the Stock 2393 of which (other than nominal holdings and director’s qualifying shares) is owned by such Person. 2394

-53- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 “Withdrawal Liability” means any liability incurred (whether or not assessed) by any ERISA Af-2395 filiate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to 2396 Section 4201 of ERISA. 2397 “Withholding Agent” means any Loan Party, the Administrative Agent and, in the case of any 2398 U.S. federal withholding Tax, any other applicable withholding agent. 2399 Section 1.2 UCC Terms. The following terms have the meanings given to them in the appli-2400 cable UCC: “commodity account,” “commodity contract,” “commodity intermediary,” “deposit ac-2401 count,” “entitlement holder,” “entitlement order,” “equipment,” “financial asset,” “general intangible,” 2402 “goods,” “instruments,” “inventory,” “securities account,” “securities intermediary” and “security enti-2403 tlement.” 2404 Section 1.3 Accounting Terms and Principles. 2405 (a) GAAP. Except as set forth in any Loan Document, all accounting terms not spe-2406 cifically defined herein shall be construed in accordance with GAAP (except for the term “property,” 2407 which shall be interpreted as broadly as possible, including, in any case, cash, Securities, other assets, 2408 rights under Contractual Obligations and Permits and any right or interest in any property). No change in 2409 the accounting principles used in the preparation of any Financial Statement hereafter adopted by the Bor-2410 rower shall be given effect if such change would affect a calculation that measures compliance with any 2411 provision of Article 5 or Article 8 unless the Borrower, the Administrative Agent and the Required Lend-2412 ers agree to modify such provisions to reflect such changes in GAAP and, unless such provisions are 2413 modified, all Financial Statements, Compliance Certificates and similar documents provided hereunder 2414 shall be provided together with a reconciliation between the calculations and amounts set forth therein 2415 before and after giving effect to such change in GAAP. Notwithstanding any other provision contained 2416 herein, all terms of an accounting or financial nature used herein shall be construed, and all computations 2417 of amounts and ratios referred to in Article 5 and Article 8 shall be made, without giving effect to any 2418 election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting 2419 Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party 2420 or any Subsidiary of any Loan Party at “fair value.” A breach of a financial covenant contained in Arti-2421 cle 5 shall be deemed to have occurred as of the last day of any specified measurement period, regardless 2422 of when the financial statements reflecting such breach are delivered to the Administrative Agent. 2423 (b) Pro Forma. All components of financial calculations made to determine compli-2424 ance with Article 5 shall be adjusted on a Pro Forma Basis to include or exclude, as the case may be, 2425 without duplication, such components of such calculations attributable to any Pro Forma Transaction con-2426 summated after the first day of the applicable period of determination and prior to the end of such period. 2427 Section 1.4 Payments. The Administrative Agent may set up reasonable standards and pro-2428 cedures to determine or redetermine the equivalent in Dollars of any amount expressed in any currency 2429 other than Dollars and otherwise may, but shall not be obligated to, rely on any determination made by 2430 any Loan Party or any L/C Issuer. Any such determination or redetermination by the Administrative 2431 Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or rede-2432 termination by any Secured Party or Loan Party and no other currency conversion shall change or release 2433 any obligation of any Loan Party or of any Secured Party (other than the Administrative Agent and its 2434 Related Persons) under any Loan Document, each of which agrees to pay separately for any shortfall re-2435 maining after any conversion and payment of the amount as converted. The Administrative Agent may 2436 round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder 2437 to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds. 2438

-54- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 1.5 Interpretation. 2439 (a) Certain Terms. The terms “herein,” “hereof” and similar terms refer to this 2440 Agreement as a whole. In the computation of periods of time from a specified date to a later specified 2441 date in any Loan Document, the terms “from” means “from and including” and the words “to” and “until” 2442 each mean “to but excluding” and the word “through” means “to and including.” In any other case, the 2443 term “including” when used in any Loan Document means “including without limitation.” The term 2444 “documents” means all writings, however evidenced and whether in physical or electronic form, includ-2445 ing all documents, instruments, agreements, notices, demands, certificates, forms, financial statements, 2446 opinions and reports. The term “incur” means incur, create, make, issue, assume or otherwise become 2447 directly or indirectly liable in respect of or responsible for, in each case whether directly or indirectly, and 2448 the terms “incurrence” and “incurred” and similar derivatives shall have correlative meanings. Any refer-2449 ence herein to any Person shall be construed to include such Person’s successors and assigns (subject to 2450 restrictions on such assignments set forth herein). 2451 (b) Certain References. Unless otherwise expressly indicated, references (i) in this 2452 Agreement to an Exhibit, Schedule, Article, Section or clause refer to the appropriate Exhibit or Schedule 2453 to, or Article, Section or clause in, this Agreement and (ii) in any Loan Document, to (A) any agreement 2454 shall include, without limitation, all exhibits, schedules, appendixes and annexes to such agreement and, 2455 unless the prior consent of any Secured Party required therefor is not obtained, any modification to any 2456 term of such agreement, (B) any statute shall be to such statute as modified from time to time and to any 2457 successor legislation thereto, in each case as in effect at the time any such reference is operative and 2458 (C) any time of day shall be a reference to New York time. Titles of articles, sections, clauses, exhibits, 2459 schedules and annexes contained in any Loan Document are without substantive meaning or content of 2460 any kind whatsoever and are not a part of the agreement between the parties hereto. Unless otherwise 2461 expressly indicated, the meaning of any term defined (including by reference) in any Loan Document 2462 shall be equally applicable to both the singular and plural forms of such term. 2463 (c) Laws. References to any statute or regulation may be made by using either the 2464 common or public name thereof or a specific citation reference and are to be construed as including all 2465 statutory and regulatory provisions relating thereto or consolidating, amending, replacing, supplementing 2466 or interpreting the statute or regulation. 2467 Section 1.6 Limited Condition Acquisitions. 2468 Notwithstanding anything in this Agreement to the contrary, when calculating the First Net Lien 2469 Leverage Ratio and the Total Leverage Ratio, in connection with a Limited Condition Acquisition, the 2470 date of determination of such ratio and of any default or event of default condition precedent shall, at the 2471 option of the Borrower, be the date the definitive agreements for such Limited Condition Acquisition are 2472 entered into and such ratio shall be calculated on a Pro Forma Basis after giving effect to such Limited 2473 Condition Acquisition and the other transactions to be entered into in connection therewith (including any 2474 Incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning (or, in the 2475 case of any leverage ratio, as of the last day) of the applicable Test Period, and, for the avoidance of 2476 doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluc-2477 tuations in Consolidated EBITDA of the Borrower or the target company of such Limited Condition Ac-2478 quisition) at or prior to the consummation of the relevant Limited Condition Acquisition or the date that 2479 the definitive agreement for such Limited Condition Acquisition is terminated without consummation of 2480 such Limited Condition Acquisition and the Borrower has elected to test such ratios on the date the de-2481 finitive agreements for such Limited Condition Acquisition are entered into, such ratios will not be 2482 deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether 2483 the Limited Condition Acquisition is permitted hereunder and (y) such ratio shall not be tested at the time 2484

-55- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 of consummation of such Limited Condition Acquisition or related transactions; provided, further, that if 2485 the Borrower elects to have such determinations occur at the time of entry into such definitive agreement, 2486 any such transactions shall be deemed to have occurred on the date the definitive agreements are entered 2487 and outstanding thereafter for purposes of calculating any ratios under this Agreement after the date of 2488 such agreement and before the consummation of such Limited Condition Acquisition or the date that the 2489 definitive agreement for such Limited Condition Acquisition is terminated without consummation of such 2490 Limited Condition Acquisition and to the extent baskets were utilized in satisfying any covenants, such 2491 baskets shall be deemed utilized, but any calculation of Consolidated Net Income or Consolidated 2492 EBITDA (or any other financial definition related to either of the foregoing) for purposes of other incur-2493 rences of Indebtedness or Liens, or making of Restricted Payments (not related to such Limited Condition 2494 Acquisition) shall not reflect such Limited Condition Acquisition until it is closed or the date that the de-2495 finitive agreement for such Limited Condition Acquisition is terminated without consummation of such 2496 Limited Condition Acquisition. 2497 ARTICLE 2 2498 2499 THE FACILITIES 2500 Section 2.1 The Commitments. 2501 (a) Revolving Credit Commitments. On the terms and subject to the conditions con-2502 tained in this Agreement, each Revolving Credit Lender severally, but not jointly, agrees to make loans in 2503 Dollars (each a “Revolving Loan”) to the Borrower from time to time on any Business Day during the 2504 period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount 2505 at any time outstanding for all such loans by such Lender not to exceed such Lender’s Revolving Credit 2506 Commitment; provided, however, that at no time shall any Revolving Credit Lender be obligated to make 2507 a Revolving Loan in excess of such Lender’s Pro Rata Share of the amount by which the then effective 2508 Revolving Credit Commitments exceeds the aggregate Revolving Credit Outstandings at such time. 2509 Within the limits set forth in the first sentence of this clause (a), amounts of Revolving Loans repaid may 2510 be reborrowed under this Section 2.1. 2511 (b) Term Loan Commitments. On the terms and subject to the conditions contained 2512 in this Agreement, each Term Lender having an Initial Term Loan Commitment severally, but not jointly, 2513 agrees to make an Initial Term Loan to the Borrower on the Closing Date, in an amount not to exceed 2514 such Lender’s Initial Term Loan Commitment. Amounts of Initial Term Loans repaid may not be rebor-2515 rowed. 2516 Section 2.2 Borrowing Procedures. 2517 (a) Notice From the Borrower. Each Borrowing shall be made on notice given by 2518 the Borrower to the Administrative Agent not later than 11:00 a.m. on (i) the first Business Day, in the 2519 case of a Borrowing of Base Rate Loans and (ii) the third Business Day, in the case of a Borrowing of 2520 Eurodollar Rate Loans, prior to the date of the proposed Borrowing. Each such notice may be made in a 2521 writing substantially in the form of Exhibit C (a “Notice of Borrowing”) duly completed. Loans shall be 2522 made as Base Rate Loans unless, outside of a suspension period pursuant to Section 2.15, the Notice of 2523 Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans. Each Borrowing shall be 2524 in an aggregate principal amount of no less than $1,000,000 or a whole multiple of $100,000 in excess 2525 thereof. If the Borrower fails to specify whether a Borrowing is to be a Base Rate Loan or a Eurodollar 2526 Rate Loan in a Notice of Borrowing, then the applicable Loans shall be made as Base Rate Loans. If the 2527 Borrower requests a Borrowing of Eurodollar Rate Loans in any such Notice of Borrowing, but fails to 2528 specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. 2529

-56- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (b) Notice to Each Lender. The Administrative Agent shall give to each Lender 2530 prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing and, if Eurodollar Rate 2531 Loans are properly requested in such Notice of Borrowing, prompt notice of the applicable interest rate. 2532 Each Lender shall, before 11:00 a.m. on the date of the proposed Borrowing, make available to the Ad-2533 ministrative Agent at its address referred to in Section 11.11, such Lender’s Pro Rata Share of such pro-2534 posed Borrowing. Upon fulfillment or due waiver (i) on the Closing Date, of the applicable conditions set 2535 forth in Section 3.1 and (ii) on the Closing Date and any time thereafter, of the applicable conditions set 2536 forth in Section 3.2, the Administrative Agent shall make such funds available to the Borrower. 2537 (c) Non-Funding Lenders. 2538 (i) Unless the Administrative Agent shall have received notice from any Lender pri-2539 or to the date such Lender is required to make any payment hereunder with respect to any Loan or 2540 any participation in any Swingline Loan or Letter of Credit that such Lender will not make such 2541 payment (or any portion thereof) available to the Administrative Agent, the Administrative Agent 2542 may assume that such Lender has made such payment available to the Administrative Agent on 2543 the date such payment is required to be made in accordance with this Article 2 and the Adminis-2544 trative Agent may, in reliance upon such assumption, make available to the Borrower on such 2545 date a corresponding amount; provided that nothing herein or in any other Loan Document shall 2546 be deemed to require the Administrative Agent to advance funds on behalf of any Lender. The 2547 Borrower agrees to repay to the Administrative Agent on demand such amount (until repaid by 2548 such Lender) with interest thereon for each day from the date such amount is made available to 2549 the Borrower until the date such amount is repaid to the Administrative Agent, at the interest rate 2550 applicable to the Obligation that would have been created when the Administrative Agent made 2551 available such amount to the Borrower had such Lender made a corresponding payment availa-2552 ble; provided, however, that such payment shall not relieve such Lender of any obligation it may 2553 have to the Borrower, the Swingline Lender or any L/C Issuer. In addition, any Non-Funding 2554 Lender agrees to pay, without duplication, such amount to the Administrative Agent on demand 2555 together with interest thereon, for each day from the date such amount is made available to the 2556 Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds 2557 Rate for the first Business Day and thereafter at the interest rate applicable at the time to such Re-2558 volving Loan. Such repayment shall then constitute the funding of the corresponding Revolving 2559 Loan (including any Revolving Loan deemed to have been made hereunder with such payment) 2560 or participation. The failure of a Non-Funding Lender to make any Revolving Loan, to fund any 2561 purchase of any participation to be made or funded by it or to make any other payment required to 2562 be made by it under the Loan Documents, in each case on the date specified therefore, shall not 2563 relieve any other Lender of its obligations to make such loan, fund the purchase of such participa-2564 tion or make any other such payment under any Loan Document on such date, but neither the 2565 Administrative Agent nor, other than as expressly set forth herein, any Lender shall be responsi-2566 ble for the failure of any Non-Funding Lender to make a Loan, fund the purchase of a participa-2567 tion or make any other payment required under any Loan Document. 2568 (ii) Reallocation. If any Revolving Credit Lender is a Non-Funding Lender, all or a 2569 portion of such Non-Funding Lender’s L/C Obligations (unless such Lender is the L/C Issuer that 2570 Issued such Letter of Credit) and reimbursement obligations with respect to Swingline Loans 2571 shall, at the Administrative Agent’s election at any time or upon any L/C Issuer’s or Swingline 2572 Lender’s, as applicable, written request delivered to the Administrative Agent (whether before or 2573 after the occurrence of any Default or Event of Default), be reallocated to and assumed by the 2574 Revolving Credit Lenders that are not Non-Funding Lenders or Impacted Lenders pro rata in ac-2575 cordance with their Pro Rata Share of the Revolving Credit Commitment (calculated as if the 2576 Non-Funding Lender’s Pro Rata Share was reduced to zero and each other Revolving Credit 2577

-57- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Lender’s Pro Rata Share had been increased proportionately), provided that no Revolving Credit 2578 Lender shall be reallocated any such amounts or be required to fund any amounts that would 2579 cause the sum of its outstanding Revolving Loans, outstanding L/C Obligations, amounts of its 2580 participations in Swingline Loans and its pro rata share of unparticipated amounts in Swingline 2581 Loans to exceed its Revolving Credit Commitment. 2582 (iii) Voting Rights. Notwithstanding anything herein to the contrary, including Sec-2583 tion 11.1, a Non-Funding Lender shall not have any voting or consent rights under or with respect 2584 to any Loan Document or constitute a “Lender” or a “Revolving Credit Lender” (or be, or have its 2585 Loans or Commitments, included in the determination of “Required Lenders,” “Required Revolv-2586 ing Credit Lenders” or “Lenders directly affected” pursuant to Section 11.1) for any voting or 2587 consent rights under or with respect to any Loan Document; provided that (A) the Commitment 2588 of a Non-Funding Lender may not be increased, extended or reinstated, (B) the principal of a 2589 Non-Funding Lender’s Loans may not be reduced or forgiven and (C) the interest rate applicable 2590 to Obligations owing to a Non-Funding Lender may not be reduced, in each case without the con-2591 sent of such Non-Funding Lender. For the purposes of determining Required Lenders and Re-2592 quired Revolving Credit Lenders, the Loans and Commitments held by Non-Funding Lenders 2593 shall be excluded from the total Loans and Commitments outstanding. 2594 (iv) Borrower Payments to a Non-Funding Lender. The Administrative Agent shall 2595 be entitled to hold, in a non-interest bearing account, all portions of any payments received by the 2596 Administrative Agent for the benefit of any Non-Funding Lender pursuant to this Agreement as 2597 cash collateral. The Administrative Agent is hereby authorized to use such cash collateral to pay 2598 in full the Aggregate Excess Funding Amount to the appropriate Secured Parties, and then, to 2599 hold as cash collateral the amount of such Non-Funding Lender’s pro rata share, without giving 2600 effect to any reallocation pursuant to Section 2.2(c)(ii), of all L/C Obligations until the Obliga-2601 tions are paid in full in cash, all L/C Obligations have been discharged or cash collateralized and 2602 all Commitments have been terminated. Upon any such unfunded obligations owing by a Non-2603 Funding Lender becoming due and payable, the Administrative Agent shall be authorized to use 2604 such cash collateral to make such payment on behalf of such Non-Funding Lender. With respect 2605 to such Non-Funding Lender’s failure to fund Revolving Loans or purchase participations in Let-2606 ters of Credit or L/C Obligations, any amounts applied by the Administrative Agent to satisfy 2607 such funding shortfalls shall be deemed to constitute a Revolving Loan or amount of the partici-2608 pation required to be funded and, if necessary to effectuate the foregoing, the other Revolving 2609 Credit Lenders shall be deemed to have sold, and such Non-Funding Lender shall be deemed to 2610 have purchased, Revolving Loans or Letter of Credit participation interests from the other Re-2611 volving Credit Lenders until such time as the aggregate amount of the Revolving Loans and par-2612 ticipations in Letters of Credit and L/C Obligations are held by the Revolving Credit Lenders in 2613 accordance with their Pro Rata Shares of the Revolving Credit Commitment. Any amounts ow-2614 ing by a Non-Funding Lender to the Administrative Agent which are not paid when due shall ac-2615 crue interest at the interest rate applicable during such period to Revolving Loans that are Base 2616 Rate Loans. In the event that the Administrative Agent is holding cash collateral of a Non-2617 Funding Lender that cures pursuant to clause (v) below or ceases to be a Non-Funding Lender 2618 pursuant to the definition of “Non-Funding Lender,” the Administrative Agent shall return the 2619 unused portion of such cash collateral to such Lender. The “Aggregate Excess Funding Amount” 2620 of a Non-Funding Lender shall be the aggregate amount of (A) all unpaid obligations owing by 2621 such Lender to the Administrative Agent, L/C Issuers, Swingline Lender, and other Lenders un-2622 der the Loan Documents, including such Lender’s pro rata share of all Revolving Loans, L/C Ob-2623 ligations, Swingline Loans, plus, without duplication, (B) all amounts of such Non-Funding 2624 Lender’s L/C Obligations and reimbursement Obligations with respect to Swingline Loans reallo-2625 cated to other Lenders pursuant to Section 2.2(c)(ii). 2626

-58- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (v) Cure. A Lender may cure its status as a Non-Funding Lender under clause (a) of 2627 the definition of “Non-Funding Lender” if such Lender fully pays to the Administrative Agent, on 2628 behalf of the applicable Secured Parties, the Aggregate Excess Funding Amount, plus all interest 2629 due thereon. Any such cure shall not relieve any Lender from liability for breaching its contractu-2630 al obligations hereunder. 2631 (vi) Fees. A Lender that is a Non-Funding Lender pursuant to clause (a) of the defi-2632 nition of “Non-Funding Lender” shall not earn and shall not be entitled to receive, and the Bor-2633 rower shall not be required to pay, such Lender’s portion of the Unused Commitment Fee during 2634 the time such Lender is a Non-Funding Lender pursuant to clause (a) thereof. In the event that 2635 any reallocation of L/C Obligations occurs pursuant to Section 2.2(c)(ii)), during the period of 2636 time that such reallocation remains in effect, the Letter of Credit Fee payable with respect to such 2637 reallocated portion shall be payable to (A) all Revolving Credit Lenders based on their pro rata 2638 share of such reallocation or (B) to the L/C Issuer for any remaining portion not reallocated to 2639 any other Revolving Credit Lenders. 2640 Section 2.3 Swingline Loans. 2641 (a) Availability. On the terms and subject to the conditions contained in this Agree-2642 ment, the Swingline Lender may, in its sole discretion, make loans in Dollars (each a “Swingline Loan”) 2643 available to the Borrower under the Revolving Credit Facility from time to time on any Business Day dur-2644 ing the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal 2645 amount at any time outstanding not to exceed its Swingline Commitment; provided, however, that the 2646 Swingline Lender may not make any Swingline Loan (x) to the extent that after giving effect to such 2647 Swingline Loan, the aggregate Revolving Credit Outstandings would exceed the Revolving Credit Com-2648 mitments and (y) in the period commencing on the first Business Day after it receives notice from the 2649 Administrative Agent or the Required Revolving Credit Lenders that one or more of the conditions prece-2650 dent contained in Section 3.2 are not satisfied and ending when such conditions are satisfied or duly 2651 waived. In connection with the making of any Swingline Loan, the Swingline Lender may but shall not 2652 be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 2653 have been satisfied or waived. Each Swingline Loan shall be a Base Rate Loan and must be repaid in full 2654 on the earliest of (i) the funding date of any Borrowing of Revolving Loans and (ii) the Revolving Credit 2655 Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swingline 2656 Loans repaid may be reborrowed under this clause (a). 2657 (b) Borrowing Procedures. In order to request a Swingline Loan, the Borrower shall 2658 give to the Swingline Lender a notice to be received not later than 1:00 p.m. on the day of the proposed 2659 borrowing, which may be made in a writing substantially in the form of Exhibit D duly completed (a 2660 “Swingline Request”) or by telephone if confirmed promptly but, in any event, prior to such borrowing, 2661 with such a Swingline Request. In addition, if any Notice of Borrowing requests a Borrowing of Base 2662 Rate Loans, the Swingline Lender may, notwithstanding anything else to the contrary in Section 2.2, 2663 make a Swingline Loan available to the Borrower in an aggregate amount not to exceed such proposed 2664 Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accord-2665 ingly by the principal amount of such Swingline Loan. Upon receipt of such notice and subject to the 2666 terms of this Agreement, the Swingline Lender may make a Swingline Loan available to the Borrower by 2667 making the proceeds thereof available to the Administrative Agent and, in turn, the Administrative Agent 2668 shall make such proceeds available to the Borrower on the date set forth in the relevant Swingline Re-2669 quest. 2670 (c) Refinancing Swingline Loans. The Swingline Lender may at any time forward a 2671 demand to the Administrative Agent (which the Administrative Agent shall, upon receipt, forward to each 2672

-59- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Revolving Credit Lender) that each Revolving Credit Lender pay to the Administrative Agent, for the 2673 account of the Swingline Lender, such Revolving Credit Lender’s Pro Rata Share of all or a portion of the 2674 outstanding Swingline Loans (as such amounts may be increased pursuant to Section 2.2(c)(ii)). Each 2675 Revolving Credit Lender shall pay such Pro Rata Share to the Administrative Agent for the account of the 2676 Swingline Lender. Upon receipt by the Administrative Agent of such payment (other than during the 2677 continuation of any Event of Default under Section 9.1(e)), such Revolving Credit Lender shall be 2678 deemed to have made a Revolving Loan to the Borrower, which, upon receipt of such payment by the 2679 Swingline Lender from the Administrative Agent, the Borrower shall be deemed to have used in whole to 2680 refinance such Swingline Loan. In addition, regardless of whether any such demand is made, upon the 2681 occurrence of any Event of Default under Section 9.1(e), each Revolving Credit Lender shall be deemed 2682 to have acquired, without recourse or warranty, an undivided interest and participation in each Swingline 2683 Loan in an amount equal to such Lender’s Pro Rata Share of such Swingline Loan. If any payment made 2684 by any Revolving Credit Lender as a result of any such demand is not deemed a Revolving Loan, such 2685 payment shall be deemed a funding by such Lender of such participation. Such participation shall not be 2686 otherwise required to be funded. Upon receipt by the Swingline Lender of any payment from any Re-2687 volving Credit Lender pursuant to this clause (c) with respect to any portion of any Swingline Loan, the 2688 Swingline Lender shall promptly pay over to such Revolving Credit Lender all payments of principal (to 2689 the extent received after such payment by such Lender) and interest (to the extent accrued with respect to 2690 periods after such payment) received by the Swingline Lender with respect to such portion. 2691 (d) Obligation to Fund Absolute. Each Revolving Credit Lender’s obligations pur-2692 suant to clause (c) above shall be absolute, unconditional and irrevocable and shall be performed strictly 2693 in accordance with the terms of this Agreement under any and all circumstances whatsoever, including 2694 (A) the existence of any setoff, claim, abatement, recoupment, defense or other right that such Lender, 2695 any Affiliate thereof or any other Person may have against the Swingline Lender, any other Secured Party 2696 or any other Person, (B) the failure of any condition precedent set forth in Section 3.2 to be satisfied or 2697 the failure of the Borrower to deliver any notice set forth in Section 2.2(a) (each of which requirements 2698 the Revolving Credit Lenders hereby irrevocably waive) and (C) any adverse change in the condition (fi-2699 nancial or otherwise) of any Loan Party. 2700 (e) Provisions Related to Extended Revolving Credit Commitments. If the maturity 2701 date shall have occurred in respect of any tranche of Revolving Credit Commitments (the “Expiring Cred-2702 it Commitment”) at a time when another tranche or tranches of Revolving Credit Commitments is or are 2703 in effect with a longer maturity date (each, a “non-Expiring Credit Commitment” and collectively, the 2704 “non-Expiring Credit Commitments”), then with respect to each outstanding Swingline Loan, if consent-2705 ed to by the applicable Swingline Lender, on the earliest occurring maturity date such Swingline Loan 2706 shall be deemed reallocated to the tranche or tranches of the non-Expiring Credit Commitments on a pro 2707 rata basis; provided that (x) to the extent that the amount of such reallocation would cause the aggregate 2708 credit exposure to exceed the aggregate amount of such non-Expiring Credit Commitments, immediately 2709 prior to such reallocation the amount of Swingline Loans to be reallocated equal to such excess shall be 2710 repaid or Cash Collateralized and (y) notwithstanding the foregoing, if a Default or Event of Default has 2711 occurred and is continuing, the Borrower shall still be obligated to pay Swingline Loans allocated to the 2712 Revolving Credit Lenders holding the Expiring Credit Commitments at the maturity date of the Expiring 2713 Credit Commitment or if the Loans have been accelerated prior to the maturity date of the Expiring Credit 2714 Commitment. Commencing with the maturity date of any tranche of Revolving Credit Commitments, the 2715 sublimit for Swingline Loans shall be agreed solely with the Swingline Lender. 2716 Section 2.4 Letters of Credit. 2717 (a) Commitment and Conditions. On the terms and subject to the conditions con-2718 tained herein, each L/C Issuer agrees to Issue, at the request of the Borrower, in accordance with such 2719

-60- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 L/C Issuer’s usual and customary business practices, and for the account of the Borrower and the Guaran-2720 tors (or, as long as the Borrower remains responsible for the payment in full of all amounts drawn there-2721 under and related fees, costs and expenses, for the account of any Group Member), Letters of Credit (de-2722 nominated in Dollars and with face amounts that are multiples of $250,000) from time to time on any 2723 Business Day during the period from the Closing Date until the Letter of Credit Expiration Date; provid-2724 ed, however, that such L/C Issuer shall not be under any obligation to Issue any Letter of Credit upon the 2725 occurrence of any of the following, after giving effect to such Issuance: 2726 (i) (A) the aggregate Revolving Credit Outstandings would exceed the aggregate 2727 Revolving Credit Commitments or (B) the L/C Obligations for all Letters of Credit would exceed 2728 the L/C Sublimit; 2729 (ii) the expiration date of such Letter of Credit (A) is not a Business Day, (B) is more 2730 than one year after the date of Issuance thereof or (C) is later than the Letter of Credit Expiration 2731 Date; provided, however, that any Letter of Credit with a term not exceeding one year may pro-2732 vide for its renewal for additional periods not exceeding one year as long as (x) each of the Bor-2733 rower and such L/C Issuer have the option to prevent such renewal before the expiration of such 2734 term or any such period and (y) neither such L/C Issuer nor the Borrower shall permit any such 2735 renewal to extend such expiration date beyond the date set forth in clause (C) above; or 2736 (iii) (A) any fee due in connection with, and on or prior to, such Issuance has not been 2737 paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such 2738 L/C Issuer or (C) such L/C Issuer shall not have received, each in form and substance reasonably 2739 acceptable to it and duly executed by the Borrower (and, if such Letter of Credit is Issued for the 2740 account of any other Group Member, such Group Member), the documents that such L/C Issuer 2741 generally uses in the ordinary course of its business for the Issuance of letters of credit of the type 2742 of such Letter of Credit (collectively, the “L/C Reimbursement Agreement”). 2743 Furthermore, Royal Bank as an L/C Issuer may elect only to Issue Letters of Credit in its 2744 own name and may only Issue Letters of Credit to the extent permitted by Requirements of Law, and such 2745 Letters of Credit may not be acceptable by certain beneficiaries such as insurance companies. For each 2746 such Issuance, the applicable L/C Issuer may, but shall not be required to, determine that, or take notice 2747 whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived in connection 2748 with the Issuance of any Letter of Credit; provided, however, that no Letter of Credit shall be Issued dur-2749 ing the period starting on the first Business Day after the receipt by such L/C Issuer of notice from the 2750 Administrative Agent or the Required Revolving Credit Lenders that any condition precedent contained 2751 in Section 3.2 is not satisfied and ending on the date all such conditions are satisfied or duly waived. 2752 Notwithstanding anything else to the contrary herein, if any Lender is a Non-Funding 2753 Lender or Impacted Lender, no L/C Issuer shall be obligated to Issue any Letter of Credit unless (i) the 2754 Non-Funding Lender or Impacted Lender has been replaced in accordance with Section 2.18 or Section 2755 11.2, (ii) the L/C Obligations of such Non-Funding Lender or Impacted Lender have been Cash Collat-2756 eralized, (iii) the Revolving Credit Commitments of the other Revolving Credit Lenders have been in-2757 creased by an amount sufficient to satisfy the Administrative Agent that all future L/C Obligations will be 2758 covered by all Revolving Credit Lenders that are not Non-Funding Lenders or Impacted Lenders, or (iv) 2759 the L/C Obligations of such Non-Funding Lender or Impacted Lender have been reallocated to other Re-2760 volving Credit Lenders in a manner consistent with Section 2.2(c)(ii). 2761 (b) Notice of Issuance. The Borrower shall give the relevant L/C Issuer and the 2762 Administrative Agent a notice of any requested Issuance of any Letter of Credit, which shall be effective 2763 only if received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m. on the third 2764

-61- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Business Day prior to the date of such requested Issuance. Such notice may be made in a writing substan-2765 tially the form of Exhibit E duly completed or in a writing in any other form acceptable to such L/C Issuer 2766 (an “L/C Request”). 2767 (c) Reporting Obligations of L/C Issuers. Each L/C Issuer agrees to provide the 2768 Administrative Agent (which, after receipt, the Administrative Agent shall provide to each Revolving 2769 Credit Lender), in form and substance satisfactory to the Administrative Agent, each of the following on 2770 the following dates: (i) on or prior to (A) any Issuance of any Letter of Credit by such L/C Issuer, (B) any 2771 drawing under any such Letter of Credit or (C) any payment (or failure to pay when due) by the Borrower 2772 of any related L/C Reimbursement Obligation, notice thereof, which shall contain a reasonably detailed 2773 description of such Issuance, drawing or payment, (ii) upon the request of the Administrative Agent (or 2774 any Revolving Credit Lender through the Administrative Agent), copies of any Letter of Credit Issued by 2775 such L/C Issuer and any related L/C Reimbursement Agreement and such other documents and infor-2776 mation as may reasonably be requested by the Administrative Agent and (iii) on the first Business Day of 2777 each calendar week, a schedule of the Letters of Credit Issued by such L/C Issuer, in form and substance 2778 reasonably satisfactory to the Administrative Agent, setting forth the L/C Obligations for such Letters of 2779 Credit outstanding on the last Business Day of the previous calendar week. 2780 (d) Acquisition of Participations. Upon any Issuance of a Letter of Credit in accord-2781 ance with the terms of this Agreement resulting in any increase in the L/C Obligations, each Revolving 2782 Credit Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and 2783 participation in such Letter of Credit and the related L/C Obligations in an amount equal to such Lender’s 2784 Pro Rata Share of such L/C Obligations. 2785 (e) Reimbursement Obligations of the Borrower. The Borrower agrees to pay to the 2786 L/C Issuer of any Letter of Credit, or to the Administrative Agent for the benefit of such L/C Issuer, each 2787 L/C Reimbursement Obligation owing with respect to such Letter of Credit no later than the first Business 2788 Day after the Borrower receives notice from such L/C Issuer or from the Administrative Agent that pay-2789 ment has been made under such Letter of Credit or that such L/C Reimbursement Obligation is otherwise 2790 due (the “L/C Reimbursement Date”) with interest thereon computed as set forth in clause (i) below. In 2791 the event that any L/C Issuer incurs any L/C Reimbursement Obligation not repaid by the Borrower as 2792 provided in this clause (e) (or any such payment by the Borrower is rescinded or set aside for any reason), 2793 such L/C Issuer shall promptly notify the Administrative Agent of such failure (and, upon receipt of such 2794 notice, the Administrative Agent shall forward a copy to each Revolving Credit Lender) and, irrespective 2795 of whether such notice is given, such L/C Reimbursement Obligation shall be payable on demand by the 2796 Borrower with interest thereon computed (i) from the date on which such L/C Reimbursement Obligation 2797 arose to the L/C Reimbursement Date, at the interest rate applicable during such period to Revolving 2798 Loans that are Base Rate Loans and (ii) thereafter until payment in full, at the interest rate applicable dur-2799 ing such period to past due Revolving Loans that are Base Rate Loans. 2800 (f) Reimbursement Obligations of the Revolving Credit Lenders. Upon receipt of 2801 the notice described in clause (e) above from the Administrative Agent, each Revolving Credit Lender 2802 shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share of such L/C 2803 Reimbursement Obligation (as such amount may be increased pursuant to Section 2.2(c)(ii)). By making 2804 such payment (other than during the continuation of an Event of Default under Section 9.1(e)), such 2805 Lender shall be deemed to have made a Revolving Loan to the Borrower, which, upon receipt thereof by 2806 the Administrative Agent, for the benefit of such L/C Issuer, the Borrower shall be deemed to have used 2807 in whole to repay such L/C Reimbursement Obligation. Any such payment that is not deemed a Revolv-2808 ing Loan shall be deemed a funding by such Lender of its participation in the applicable Letter of Credit 2809 and the related L/C Obligations. Such participation shall not otherwise be required to be funded. Follow-2810 ing receipt by any L/C Issuer of any payment from any Lender pursuant to this clause (f) with respect to 2811

-62- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 any portion of any L/C Reimbursement Obligation, such L/C Issuer shall promptly pay to the Administra-2812 tive Agent, for the benefit of such Lender, all amounts received by such L/C Issuer (or to the extent such 2813 amount shall have been received by the Administrative Agent for the benefit of such L/C Issuer, the Ad-2814 ministrative Agent shall promptly pay to such Lender all amounts received by the Administrative Agent 2815 for the benefit of such L/C Issuer) with respect to such portion. 2816 (g) Obligations Absolute. The obligations of the Borrower and the Revolving Credit 2817 Lenders pursuant to clauses (d), (e) and (f) above shall be absolute, unconditional and irrevocable and 2818 performed strictly in accordance with the terms of this Agreement irrespective of (i) (A) the invalidity or 2819 unenforceability of any term or provision in any Letter of Credit, any document transferring or purporting 2820 to transfer a Letter of Credit, any Loan Document (including the sufficiency of any such instrument), or 2821 any modification to any provision of any of the foregoing, (B) any document presented under a Letter of 2822 Credit being forged, fraudulent, invalid, insufficient or inaccurate in any respect or failing to comply with 2823 the terms of such Letter of Credit or (C) any loss or delay, including in the transmission of any document, 2824 (ii) the existence of any setoff, claim, abatement, recoupment, defense or other right that any Person (in-2825 cluding any Group Member) may have against the beneficiary of any Letter of Credit or any other Person, 2826 whether in connection with any Loan Document or any other Contractual Obligation or transaction, or the 2827 existence of any other withholding, abatement or reduction, (iii) in the case of the obligations of any Re-2828 volving Credit Lender, (A) the failure of any condition precedent set forth in Section 3.2 to be satisfied 2829 (each of which conditions precedent the Revolving Credit Lenders hereby irrevocably waive) or (B) any 2830 adverse change in the condition (financial or otherwise) of any Loan Party and (iv) any other act or omis-2831 sion to act or delay of any kind of any Secured Party or any other Person or any other event or circum-2832 stance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this 2833 Section 2.4, constitute a legal or equitable discharge of any obligation of the Borrower or any Revolving 2834 Credit Lender hereunder. 2835 (h) Provisions Related to Extended Revolving Credit Commitments. If the Letter of 2836 Credit Expiration Date in respect of any tranche of Revolving Credit Commitments occurs prior to the ex-2837 piry date of any Letter of Credit, then (i) if consented to by the applicable L/C Issuer, if one or more other 2838 tranches of Revolving Credit Commitments in respect of which the Letter of Credit Expiration Date shall 2839 not have so occurred are then in effect, such Letters of Credit shall, to the extent such Letters of Credit 2840 could have been issued under such other tranches, automatically be deemed to have been issued (includ-2841 ing for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and 2842 to make Revolving Loans and payments in respect thereof pursuant to Sections 2.4(d), (e) and (f)) under 2843 (and ratably participated in by Lenders pursuant to) the Revolving Credit Commitments in respect of such 2844 non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of the 2845 unutilized Revolving Credit Commitments thereunder at such time (it being understood that no partial 2846 face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant 2847 to immediately preceding clause (i), the Borrower shall Cash Collateralize any such Letter of Credit. 2848 Commencing with the maturity date of any tranche of Revolving Credit Commitments, the sublimit for 2849 Letters of Credit shall be agreed solely with the L/C Issuer. 2850 (i) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Is-2851 suer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each 2852 standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. 2853 Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C 2854 Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the 2855 L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be ap-2856 plied to any Letter of Credit or this Agreement, including the Laws or any order of a jurisdiction where 2857 the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the 2858 decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the 2859

-63- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), 2860 or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such 2861 law or practice. 2862 Section 2.5 Reduction and Termination of the Commitments. 2863 (a) Optional. The Borrower may, upon delivery of a Notice of Repay-2864 ment/Prepayment/Cancellation to the Administrative Agent, terminate the unused Commitments of any 2865 Class, or from time to time permanently reduce the unused Commitments of any Class, in each case with-2866 out premium or penalty; provided that (i) any such Notice of Repayment/Prepayment/Cancellation must 2867 be received by the Administrative Agent no later than 11:00 a.m. (A) three Business days prior to any 2868 date of prepayment of Eurocurrency Rate Loans) and (B) one Business Day prior to the date of prepay-2869 ment of Base Rate Loans, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000, or 2870 any whole multiple of $100,000 in excess thereof or, if less, the entire amount thereof and (iii) if, after 2871 giving effect to any reduction of the Revolving Credit Commitments, the Letter of Credit Sublimit or the 2872 Swingline Loan Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be au-2873 tomatically reduced by the amount of such excess. Except as provided above, the amount of any such 2874 Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swingline Sublimit un-2875 less otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or 2876 postpone any notice of termination of any Commitments if such termination would have resulted from a 2877 refinancing of all or any portion of the applicable Class or occurrence of other event, which refinancing or 2878 other event shall not be consummated or otherwise shall be delayed. 2879 (b) Mandatory. The Initial Term Commitment of each Term Lender shall be auto-2880 matically and permanently reduced to $0 upon the funding of the Initial Term Loans on the Closing Date. 2881 The Revolving Credit Commitment of each Class shall automatically and permanently terminate on the 2882 Maturity Date with respect to such Class of Revolving Credit Commitments. 2883 (c) Application of Commitment Reductions; Payment of Fees. The Administrative 2884 Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of 2885 the L/C Sublimit or the Swingline Commitment or the unused Commitments of any Class under this Sec-2886 tion 2.5. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of 2887 such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments 2888 are reduced (other than the termination of the Commitment of any Lender as provided in Section 2.18). 2889 All facility fees accrued until the effective date of any termination of the Commitments of all Lenders 2890 shall be paid on the effective date of such termination. 2891 Section 2.6 Repayment of Loans. 2892 (a) Term Loans. The Borrower shall repay to the Administrative Agent for the rata-2893 ble account of the Term Lenders (i) on the last Business Day of each March, June, September and De-2894 cember, commencing with the first full quarter after the Closing Date, an aggregate principal amount 2895 equal to 0.25% of the aggregate principal amount of all Initial Term Loans (which payments shall be re-2896 duced as a result of the application of prepayments in accordance with the order of priority set forth in 2897 Sections 2.7 and 2.8, as applicable) and (ii) on the Maturity Date for the Initial Term Loans of each Class, 2898 the aggregate principal amount of all Initial Term Loans of such Class outstanding on such date. In the 2899 event any other Incremental Term Loans, Refinancing Term Loans or Extended Term Loans are made, 2900 such other Incremental Term Loans, Refinancing Term Loans or Extended Term Loans, as applicable, 2901 shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, 2902 Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity 2903 Date thereof. 2904

-64- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (b) Revolving Loans. The Borrower shall repay to the Administrative Agent for the 2905 ratable account of the Appropriate Lenders on the applicable Maturity Date for the Revolving Credit Fa-2906 cilities of a given Class the aggregate principal amount of all of its Revolving Loans of such Class out-2907 standing on such date. 2908 (c) Swingline Loans. The Borrower shall repay each Swingline Loan on the earlier 2909 to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date for the 2910 Revolving Credit Facility (although Swingline Loans may thereafter be reborrowed, in accordance with 2911 the terms and conditions hereof, if there are one or more Classes of Revolving Credit Commitments 2912 which remain in effect). 2913 Section 2.7 Optional Prepayments. 2914 (a) The Borrower may, upon delivery of a Notice of Repay-2915 ment/Prepayment/Cancellation to the Administrative Agent, voluntarily prepay the outstanding principal 2916 amount of any Loan, without premium or penalty (subject to Section 2.7(d)), in whole or in part at any 2917 time (together with any breakage costs that may be owing pursuant to Section 2.16 after giving effect to 2918 such prepayment); provided that (1) such Notice of Repayment/Prepayment/Cancellation must be re-2919 ceived by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of 2920 prepayment of Eurocurrency Rate Loans and (B) one Business Day prior to the date of prepayment of 2921 Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a minimum principal 2922 amount of $1,000,000, or a whole multiple of $100,000 in excess thereof; and (3) any prepayment of Base 2923 Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in 2924 excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such 2925 Notice of Repayment/Prepayment/Cancellation shall specify the date and amount of such prepayment and 2926 the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each 2927 Appropriate Lender of its receipt of each such Notice of Repayment/Prepayment/Cancellation, and of the 2928 amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of 2929 such prepayment. If such Notice of Repayment/Prepayment/Cancellation is given by the Borrower, the 2930 Borrower shall make such prepayment and the payment amount specified in such Notice of Repay-2931 ment/Prepayment/Cancellation shall be due and payable on the date specified therein. Any prepayment of 2932 a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any addi-2933 tional amounts required pursuant to Section 2.16. In the case of each prepayment of the Loans pursuant 2934 to this Section 2.7, the Borrower may in its sole discretion select the Loan or Loans (and the order of ma-2935 turity of principal payments) to be repaid, and such payment shall be paid to the Appropriate Lenders in 2936 accordance with their respective Pro Rata Shares or other applicable or, in the absence of direction, indi-2937 rect order of maturity share provided for under this Agreement. 2938 (b) The Borrower may, upon delivery of a Notice of Repay-2939 ment/Prepayment/Cancellation to the Swingline Lender, at any time or from time to time, voluntarily pre-2940 pay Swingline Loans in whole or in part without premium or penalty; provided that (1) such Notice of 2941 Repayment/Prepayment/Cancellation must be received by the Swingline Lender and the Administrative 2942 Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a 2943 minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, if less, the 2944 entire principal amount thereof then outstanding. Each such Notice of Repay-2945 ment/Prepayment/Cancellation shall specify the date and amount of such prepayment. If such Notice of 2946 Repayment/Prepayment/Cancellation is given by the Borrower, unless rescinded, the Borrower shall 2947 make such prepayment and the payment amount specified in such Notice of Repay-2948 ment/Prepayment/Cancellation shall be due and payable on the date specified therein. 2949

-65- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (c) Notwithstanding anything to the contrary contained in this Agreement, the Bor-2950 rower may rescind any notice of prepayment under Section 2.7(a) or 2.7(b) if such prepayment would 2951 have resulted from a refinancing of all or any portion of the applicable Class or occurrence of another 2952 event, which refinancing or event shall not be consummated or shall otherwise be delayed. 2953 (d) In the event that, on or prior to the date that is twelve (12) months after the Clos-2954 ing Date, the Borrower (x) prepays, repays, refinances, substitutes or replaces any Initial Term Loans in 2955 connection with a Repricing Event (in each case other than in connection with a Change of Control or a 2956 Transformative Acquisition), or (y) effects any amendment, modification or waiver of, or consent under, 2957 this Agreement resulting in a Repricing Event (in each case other than in connection a Change of Control 2958 or a Transformative Acquisition), the Borrower shall pay to the Administrative Agent, for the ratable ac-2959 count of each of the applicable Lenders, (I) in the case of clause (x), a premium of 1.00% of the aggregate 2960 principal amount of the Initial Term Loans so prepaid, repaid, refinanced, substituted or replaced and (II) 2961 in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the Initial Term Loans 2962 that are the subject of such Repricing Event outstanding immediately prior to such amendment, modifica-2963 tion, waiver or consent. 2964 Section 2.8 Mandatory Prepayments. 2965 (a) Excess Cash Flow. The Borrower shall pay or cause to be paid to the Adminis-2966 trative Agent, within five (5) Business Days after the last date Financial Statements can be delivered pur-2967 suant to Section 6.1(c) for any Fiscal Year ending on and after December 31, 2015 (provided that Excess 2968 Cash Flow for the Fiscal Year ended December 31, 2015 shall be calculated solely with respect to the pe-2969 riod from the end of the first full fiscal quarter after the Closing Date to the end of such Fiscal Year), an 2970 amount equal to 50% of the Excess Cash Flow for such Fiscal Year; provided, however, that should the 2971 Total Net Leverage Ratio of the Borrower on the last day of such Fiscal Year be less than (i) 4.50 to 1.00, 2972 such percentage shall be reduced to 25% and (ii) 3.50 to 1.00, such percentage shall be reduced to 0%; 2973 provided that prepayments under this Section 2.8(a) shall only be required to the extent any Term Loans 2974 are outstanding or any Term Loan Commitment is available to Borrower; provided, further, the amount of 2975 any mandatory prepayment from Excess Cash Flow shall be reduced dollar-for-dollar by the amount of 2976 voluntary prepayments of the Term Loans made during such Fiscal Year to the extent not funded with the 2977 proceeds of long term indebtedness. 2978 (b) Debt Issuances. Upon receipt on or after the Closing Date by any Loan Party of 2979 Net Cash Proceeds arising from the incurrence by the Borrower or any Restricted Subsidiary of Indebted-2980 ness (other than any such Indebtedness permitted hereunder in reliance upon Section 8.1 (other than Cred-2981 it Agreement Refinancing Indebtedness), the Borrower shall immediately pay or cause to be paid to the 2982 Administrative Agent an amount equal to 100% of such Net Cash Proceeds. 2983 (c) Asset Sales and Property Loss Events. Within five (5) Business Days after re-2984 ceipt on or after the Closing Date by the Borrower or any Restricted Subsidiary of Net Cash Proceeds 2985 arising from (i) any Sale by any Group Member of any of its property other than Sales of its own Stock 2986 and Sales of property permitted hereunder in reliance upon any of clauses (a) through (d) of Section 8.4 or 2987 (ii) any Property Loss Event with respect to any property of any Group Member to the extent resulting, in 2988 the aggregate with all other such Sales and Property Loss Events occurring in the same Fiscal Year, in the 2989 receipt by any of them of Net Cash Proceeds in excess of $3,000,000, the Borrower shall immediately pay 2990 or cause to be paid to the Administrative Agent an amount equal to 100% of such excess Net Cash Pro-2991 ceeds; provided, however, that, upon any such receipt, as long as no Event of Default shall be continuing, 2992 any Group Member may make Permitted Reinvestments with such Net Cash Proceeds and the Borrower 2993 shall not be required to make or cause such payment to the extent (x) such Net Cash Proceeds are intend-2994 ed to be used to make Permitted Reinvestments and (y) on each Reinvestment Prepayment Date for such 2995

-66- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Net Cash Proceeds, the Borrower shall pay or cause to be paid to the Administrative Agent an amount 2996 equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Prepayment Date and 2997 such Net Cash Proceeds. 2998 (d) Foreign Dispositions. Notwithstanding any other provisions of this Section 2.8, 2999 (i) to the extent that any or all of the Net Cash Proceeds by a Foreign Subsidiary (a “Foreign Disposi-3000 tion”) is prohibited or delayed by applicable local law from being repatriated to the United States, the 3001 amount that is required to repay shall be reduced by the portion of such Net Cash Proceeds so affected so 3002 long, but only so long, as the applicable local law will not permit the applicable Foreign Subsidiary to 3003 repatriate the relevant amount to the United States (the Borrower hereby agreeing to cause the applicable 3004 Foreign Subsidiary to use commercially reasonable efforts to take all actions reasonably required by the 3005 applicable local law to permit such repatriation), and once such repatriation of any such affected Net Cash 3006 Proceeds is permitted under the applicable local law, Borrower shall be required to repay promptly an 3007 amount equal to the amount permitted to be repatriated (net of additional Taxes that would be payable or 3008 reserved against as a result of such a repatriation) and (ii) to the extent that the Borrower has determined 3009 in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition would 3010 have a material adverse Tax consequence (which for the avoidance of doubt, includes, but is not limited 3011 to, any repatriation whereby doing so the Borrower, any Restricted Subsidiary, or any of their respective 3012 affiliates and/or equity owners would incur a material tax liability, including as a result of a dividend or 3013 deemed dividend, or a material withholding tax, but taking into account any foreign tax credit or benefit 3014 received in connection with such repatriation) with respect to such Net Cash Proceeds, the Borrower shall 3015 not be required to repay an amount equal to such Net Cash Proceeds (the Borrower hereby agreeing to 3016 cause the applicable Foreign Subsidiary to use commercially reasonable efforts to take all actions within 3017 the reasonable control of the Borrower that are reasonably required to eliminate such tax effects). 3018 (e) Excess Outstandings. On any date on which the aggregate principal amount of 3019 Revolving Credit Outstandings exceeds the aggregate Revolving Credit Commitments, the Borrower shall 3020 pay to the Administrative Agent an amount equal to such excess. 3021 (f) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness 3022 after the Closing Date that is intended to constitute Credit Agreement Refinancing Indebtedness in respect 3023 of any Class of Term Loans, the Borrower shall cause to be prepaid an aggregate principal amount of 3024 Term Loans (or, in the case of Indebtedness constituting Credit Agreement Refinancing Indebtedness, the 3025 applicable Class of Term Loans) in an amount equal to 100% of all Net Proceeds received therefrom on 3026 or prior to the date which is five Business Days after the receipt by the Borrower or such Restricted Sub-3027 sidiary of such Net Proceeds. 3028 (g) Except as otherwise provided in any Refinancing Amendment, Extension 3029 Amendment or any Incremental Amendment (which may be prepaid on a less than pro rata basis in ac-3030 cordance with its terms) or as otherwise provided herein, (A) each prepayment of Term Loans pursuant to 3031 this Section 2.8 shall be applied ratably to each Class of Term Loans then outstanding (provided that any 3032 prepayment of Term Loans with the Net Proceeds of Credit Agreement Refinancing Indebtedness shall be 3033 applied solely to each applicable Class of Refinanced Debt); (B) with respect to each Class of Term 3034 Loans, each prepayment pursuant to clauses (a), (b) and (c) of this Section 2.8 shall be applied to the 3035 scheduled installments of principal thereof following the date of such prepayment in direct order of ma-3036 turity; and (C) each such prepayment shall be paid to the Lenders in accordance with their respective Pro 3037 Rata Shares of such prepayment. 3038 (h) Application of Payments. Any payments made to the Administrative Agent pur-3039 suant to this Section 2.8 shall be applied to the Obligations in accordance with Section 2.12(b). 3040

-67- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 2.9 Interest. 3041 (a) Rate. All Loans and the outstanding amount of all other Obligations (other than 3042 pursuant to Secured Hedging Agreements) shall bear interest, in the case of Loans, on the unpaid princi-3043 pal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the 3044 date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise pro-3045 vided in clause (c) below, as follows: (i) in the case of Base Rate Loans, at a rate per annum equal to the 3046 sum of the Base Rate and the Applicable Margin, each as in effect from time to time, (ii) in the case of 3047 Eurodollar Rate Loans, at a rate per annum equal to the sum of the Eurodollar Rate and the Applicable 3048 Margin, each as in effect for the applicable Interest Period, and (iii) in the case of other Obligations, at a 3049 rate per annum equal to the sum of the Base Rate and the Applicable Margin for Revolving Loans that are 3050 Base Rate Loans, each as in effect from time to time. 3051 (b) Payments. Interest accrued shall be payable in arrears (i) if accrued on the prin-3052 cipal amount of any Loan, (A) at maturity (whether by acceleration or otherwise) and (B)(1) if such Loan 3053 is a Base Rate Loan (including a Swingline Loan), on the last day of each calendar quarter commencing 3054 on the first such day following the making of such Loan, (2) if such Loan is a Eurodollar Rate Loan, on 3055 the last day of each Interest Period applicable to such Loan and, if applicable, on each date during such 3056 Interest Period occurring every 3 months from the first day of such Interest Period and (ii) if accrued on 3057 any other Obligation, on demand from any after the time such Obligation is due and payable (whether by 3058 acceleration or otherwise). 3059 (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) 3060 above or elsewhere in any Loan Document, effective immediately upon the occurrence of any Event of 3061 Default under Section 9.1(a) or (e) for as long as such Event of Default shall be continuing, the overdue 3062 principal amount of any Loan and overdue interest, fees and expenses, in each case, then due and payable 3063 shall bear interest at a rate that is 2.00% per annum in excess of the interest rate applicable to such Loan, 3064 interest, fees or expenses from time to time, payable on demand or, in the absence of demand, on the date 3065 that would otherwise be applicable. 3066 (d) Savings Clause. Anything herein to the contrary notwithstanding, the obligations 3067 of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, 3068 for any period for which interest is computed hereunder, to the extent (but only to the extent) that con-3069 tracting for or receiving such payment by the respective Lender would be contrary to the provisions of 3070 any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted 3071 for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at 3072 the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided, however, that if at any 3073 time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the Borrower 3074 shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest 3075 received by the Administrative Agent, on behalf of Lenders, is equal to the total interest that would have 3076 been received had the interest payable hereunder been (but for the operation of this paragraph) the interest 3077 rate payable since the Closing Date as otherwise provided in this Agreement. 3078 Section 2.10 Conversion and Continuation Options. 3079 (a) Option. The Borrower may elect (i) in the case of any Eurodollar Rate Loan, (A) 3080 to continue such Eurodollar Rate Loan or any portion thereof for an additional Interest Period on the last 3081 day of the Interest Period applicable thereto and (B) to convert such Eurodollar Rate Loan or any portion 3082 thereof into a Base Rate Loan at any time on any Business Day, subject to the payment of any breakage 3083 costs required by Section 2.16(a), and (ii) in the case of Base Rate Loans (other than Swingline Loans), to 3084 convert such Base Rate Loans or any portion thereof into Eurodollar Rate Loans at any time on any Busi-3085

-68- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ness Day upon notice received by the Administrative Agent no later than 11:00 a.m. three (3) Business 3086 Days prior to such conversion; provided, however, that, (x) for each Interest Period, the aggregate amount 3087 of any Class of Eurodollar Rate Loans having such Interest Period must be an integral multiple of 3088 $100,000 and (y) no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans and no 3089 continuation in whole or in part of Eurodollar Rate Loans shall be permitted at any time at which (1) an 3090 Event of Default shall be continuing and the Administrative Agent or the Required Lenders shall have 3091 determined in their sole discretion not to permit such conversions or continuations or (2) such continua-3092 tion or conversion would be made during a suspension imposed by Section 2.15. If the Borrower fails to 3093 specify whether a Loan is to be a Base Rate Loan or a Eurodollar Rate Loan in a Notice of Conversion or 3094 Continuation or fails to make a timely election with respect to a conversion or continuation, then the ap-3095 plicable Loans shall be converted or continued as Base Rate Loans. Any such automatic conversion to 3096 Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to 3097 any applicable Eurodollar Rate Loans. If the Borrower requests a conversion to, or continuation of, Eu-3098 rodollar Rate Loans in any such Notice of Conversion or Continuation, but fails to specify an Interest Pe-3099 riod, it will be deemed to have specified an Interest Period of one (1) month. 3100 (b) Procedure. Each such election shall be made by giving the Administrative Agent 3101 by no later than 11:00 a.m. at least 3 Business Days’ prior notice in substantially the form of Exhibit F (a 3102 “Notice of Conversion or Continuation”) duly completed. The Administrative Agent shall promptly noti-3103 fy each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein 3104 or, if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative 3105 Agent shall notify each Lender of the details of any automatic conversion or continuation described in 3106 Section 2.10(a). If the Administrative Agent does not receive a timely Notice of Conversion or Continua-3107 tion from the Borrower containing a permitted election to continue or convert any Eurodollar Rate Loan, 3108 then, upon the expiration of the applicable Interest Period, such Loan shall be automatically converted to 3109 a Base Rate Loan. Each partial conversion or continuation shall be allocated ratably among the Lenders 3110 in the applicable Facility in accordance with their Pro Rata Share. Except as otherwise provided herein, a 3111 Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such 3112 Eurodollar Rate Loan unless the Borrower pays the amount due, if any, under Section 2.16(a) in connec-3113 tion therewith. The Administrative Agent shall promptly notify the Borrower and the Lenders of the in-3114 terest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest 3115 rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the 3116 absence of manifest error. 3117 Section 2.11 Fees. 3118 (a) Unused Commitment Fee. The Borrower agrees to pay to each Revolving Credit 3119 Lender a commitment fee on the actual daily amount by which the Revolving Credit Commitment of such 3120 Lender exceeds its Pro Rata Share of the sum of (i) the aggregate outstanding principal amount of Re-3121 volving Loans (for the avoidance of doubt, excluding Swingline Loans) and (ii) the outstanding amount 3122 of the L/C Obligations for all Letters of Credit (the “Unused Commitment Fee”) from the date hereof 3123 through the Revolving Credit Termination Date at a rate per annum equal to the Applicable Margin, pay-3124 able in arrears (x) on the last day of each calendar quarter and (y) on the Revolving Credit Termination 3125 Date. 3126 (b) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for 3127 the account of the Revolving Credit Lenders for the applicable Revolving Facility (in accordance with 3128 their Pro Rata Share or other applicable share provided for under this Agreement) a Letter of Credit fee 3129 (the “Letter of Credit Fee”) in Dollars for each Letter of Credit issued pursuant to this Agreement equal to 3130 the Applicable Margin for Revolving Loans times the daily maximum amount then available to be drawn 3131 under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of 3132

-69- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). 3133 Such Letter of Credit Fees shall be computed on a quarterly basis in arrears. Such Letter of Credit Fees 3134 shall be due and payable in Dollars on the last Business Day of each March, June, September and Decem-3135 ber, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter 3136 of Credit Expiration Date and thereafter on demand. If there is any change in any Applicable Margin for 3137 Revolving Loans during any quarter, the daily maximum amount of each Letter of Credit shall be com-3138 puted and multiplied by such Applicable Margin separately for each period during such quarter that such 3139 Applicable Margin was in effect. 3140 (c) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. 3141 The Borrower shall pay directly to each L/C Issuer for its own account, in Dollars, a fronting fee with re-3142 spect to each Letter of Credit issued by it equal to the greater of $500 and 0.125% per annum of the stated 3143 amount of such Letter of Credit. Such fronting fees shall be computed on a quarterly basis in arrears. 3144 Such fronting fees shall be due and payable in Dollars on the last Business Day of each March, June, Sep-3145 tember and December, commencing with the first such date to occur after the issuance of such Letter of 3146 Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall 3147 pay directly to each L/C Issuer for its own account, in Dollars, with respect to each Letter of Credit issued 3148 by it the customary issuance, presentation, amendment and other processing fees, and other standard costs 3149 and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary 3150 fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are 3151 nonrefundable. 3152 (d) Revolving Credit Facility Upfront Fees. (i) The Borrower will pay to the Admin-3153 istrative Agent, for the account of each Revolving Credit Lender in accordance with its applicable per-3154 centage on the Closing Date, an upfront fee equal to 0.50% of each Lender’s Revolving Credit Commit-3155 ment on the Closing Date on or prior to the Closing Date. 3156 (ii) Term Facility Upfront Fees. The Borrower will pay to the Administrative Agent, 3157 for each Term Lender as of the Closing Date in accordance with its applicable percentage provided for 3158 under this Agreement, an upfront fee (which may take the form of original issue discount) in an amount 3159 equal to 0.50% of the stated principal amount of such Term Lender’s Initial Term Loans, payable to such 3160 Term Lender from the proceeds of its Initial Term Loans as and when funded on the Closing Date. 3161 (e) Additional Fees. The Borrower shall pay (i) to the Administrative Agent and its 3162 Related Persons its reasonable and customary fees and expenses in connection with any payments made 3163 pursuant to Section 2.16(a) and has agreed to pay the additional fees described in the Fee Letter and (ii) to 3164 the Arrangers such fees as are set forth in the Engagement Letter. 3165 Section 2.12 Application of Payments. 3166 (a) Application of Voluntary Prepayments. Unless otherwise provided in this Sec-3167 tion 2.12 or elsewhere in any Loan Document, all payments and any other amounts received by the Ad-3168 ministrative Agent from or for the benefit of the Borrower shall be applied to repay the Obligations the 3169 Borrower designates. 3170 (b) Application of Mandatory Prepayments. Subject to the provisions of clause (c) 3171 below with respect to the application of payments during the continuance of an Event of Default, any 3172 payment made by the Borrower to the Administrative Agent pursuant to Section 2.8 or any other prepay-3173 ment of the Obligations required to be applied in accordance with this clause (b) shall be applied first, to 3174 the amortization payments of the outstanding Term Loans in accordance with Section 2.8(g), until paid in 3175 full, second, to repay the outstanding principal balance of the Revolving Loans and the Swingline Loans 3176

-70- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (without reduction of the Commitments therefor), third, in the case of any payment required pursuant to 3177 Section 2.8(e), to provide cash collateral to the extent and in the manner described in Section 9.3 and, 3178 then, any excess shall be retained by the Borrower. 3179 (c) Application of Payments During an Event of Default. The Borrower hereby ir-3180 revocably waives, and agrees to cause each Loan Party and each other Group Member to waive, the right 3181 to direct the application during the continuance of an Event of Default of any and all payments in respect 3182 of any Obligation and any proceeds of Collateral and agrees that, notwithstanding the provisions of 3183 clause (a) above, the Administrative Agent may, and, upon either (A) the direction of the Required Lend-3184 ers or (B) the termination of any Commitment or the acceleration of any Obligation pursuant to Sec-3185 tion 9.2, shall, apply all payments in respect of any Obligation, all funds on deposit in any Cash Collateral 3186 Account and all other proceeds of Collateral (i) first, to pay Obligations in respect of any cost or expense 3187 reimbursements, fees or indemnities then due to the Administrative Agent, (ii) second, to pay Obligations 3188 in respect of any cost or expense reimbursements, fees or indemnities then due to the Lenders and the 3189 L/C Issuers, (iii) third, to pay interest then due and payable in respect of the Loans and L/C Reimburse-3190 ment Obligations, (iv) fourth, to repay the outstanding principal amounts of the Loans and L/C Reim-3191 bursement Obligations, to provide cash collateral for Letters of Credit in the manner and to the extent de-3192 scribed in Section 9.3 and to pay any Obligations under any Secured Hedging Agreement or any Secured 3193 Cash Management Agreement and (v) fifth, to the ratable payment of all other Obligations. Notwith-3194 standing the foregoing, amounts received from any Guarantor that is not an “eligible contract participant” 3195 as defined in the Commodity Exchange Act shall not be applied to Obligations that are Excluded Swap 3196 Obligations. 3197 (d) Application of Payments Generally. All payments that would otherwise be allo-3198 cated to the Revolving Credit Lenders pursuant to this Section 2.12 shall instead be allocated first, to re-3199 pay interest on Swingline Loans, on any portion of the Revolving Loans that the Administrative Agent 3200 may have advanced on behalf of any Lender and on any L/C Reimbursement Obligation, in each case for 3201 which the Administrative Agent or, as the case may be, the L/C Issuer has not then been reimbursed by 3202 such Lender or the Borrower, second to pay the outstanding principal amount of the foregoing obligations 3203 and third, to repay the Revolving Loans. All repayments of any Revolving Loans shall be applied first, to 3204 repay such Loans outstanding as Base Rate Loans and then, to repay such Loans outstanding as Eurodol-3205 lar Rate Loans, with those Eurodollar Rate Loans having earlier expiring Interest Periods being repaid 3206 prior to those having later expiring Interest Periods. All repayments of Term Loans of any series shall be 3207 allocated ratably among the Term Loans of such series. All repayments of Term Loans shall be applied to 3208 reduce remaining installments of such outstanding principal amounts of the Term Loans. If sufficient 3209 amounts are not available to repay all outstanding Obligations described in any priority level set forth in 3210 this Section 2.12, the available amounts shall be applied, unless otherwise expressly specified herein, to 3211 such Obligations ratably based on the proportion of the Secured Parties’ interest in such Obligations. Any 3212 priority level set forth in this Section 2.12 that includes interest shall include all such interest, whether or 3213 not accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reor-3214 ganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is al-3215 lowed in any such proceeding. 3216 Section 2.13 Payments and Computations. 3217 (a) Procedure. The Borrower shall make each payment under any Loan Document 3218 not later than 11:00 a.m. on the day when due to the Administrative Agent by wire transfer or ACH trans-3219 fer (which shall be the exclusive means of payment hereunder) to the following account (or at such other 3220 account or by such other means to such other address as the Administrative Agent shall have notified the 3221 Borrower in writing within a reasonable time prior to such payment) in immediately available Dollars and 3222 without setoff or counterclaim: 3223

-71- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ABA No. 021-000021 3224 Account Number 920-1033363 3225 JPMorgan Chase Bank 3226 New York, NY 3227 Account Name: Royal Bank of Canada, New York 3228 Swift Code: ROYCUS3X 3229 For further credit to: 3230 Account Number: 2939874, Transit 1269 3231 Account Name: RBCCM Agency Services, New York 3232 200 Vesey Street 3233 New York, NY 10281-8098 3234 Reference: Townsquare Media Inc. 3235 The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds 3236 relating to the payment of principal, interest or fees to the Appropriate Lenders, in accordance with the 3237 application of payments set forth in Section 2.12. The Lenders shall make any payment under any Loan 3238 Document in immediately available Dollars and without setoff or counterclaim. Each Revolving Credit 3239 Lender shall make each payment for the account of any L/C Issuer or Swingline Lender required pursuant 3240 to Section 2.3 or 2.4 (A) if the notice or demand therefor was received by such Lender prior to 11:00 a.m. 3241 on any Business Day, on such Business Day and (B) otherwise, on the Business Day following such re-3242 ceipt. Payments received by the Administrative Agent after 11:00 a.m. may, in the Administrative 3243 Agent’s sole discretion, be deemed to be received on the next Business Day. 3244 (b) Computations of Interests and Fees. All computations of interest and of fees 3245 shall be made by the Administrative Agent on the basis of a year of 360 days (or, in the case of Base Rate 3246 Loans, 365/366 days), in each case for the actual number of days (including the first day but excluding the 3247 last day) occurring in the period for which such interest and fees are payable; provided that any Loan that 3248 is repaid on the same day on which it is made shall bear interest for one (1) day. Each determination of 3249 an interest rate or the amount of a fee hereunder shall be made by the Administrative Agent (including 3250 determinations of a Eurodollar Rate or Base Rate in accordance with the definitions of “Eurodollar Rate” 3251 and “Base Rate,” respectively) and shall be conclusive, binding and final for all purposes, absent manifest 3252 error. 3253 (c) Payment Dates. Whenever any payment hereunder shall be stated to be due on a 3254 day other than a Business Day, the due date for such payment shall be extended to the next succeeding 3255 Business Day without any increase in such payment as a result of additional interest or fees; provided, 3256 however, that such interest and fees shall continue accruing as a result of such extension of time. For the 3257 avoidance of doubt, the initial payments of interest and fees relating to the Obligations (other than 3258 amounts due on the Closing Date) shall be due and paid on the last day of the first month or quarter, as 3259 applicable, following entry of the Obligations onto the operations systems of the Administrative Agent, 3260 but in no event later than the last day of the second month or quarter, as applicable, following the Closing 3261 Date. 3262 (d) Advancing Payments. Unless the Administrative Agent shall have received no-3263 tice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the 3264 Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower 3265 has made such payment in full to the Administrative Agent on such date and the Administrative Agent 3266 may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an 3267 amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have 3268 made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative 3269 Agent on demand such amount distributed to such Lender together with interest thereon (at the Federal 3270

-72- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Funds Rate for the first Business Day and thereafter, at the rate applicable to Base Rate Loans under the 3271 applicable Facility) for each day from the date such amount is distributed to such Lender until the date 3272 such Lender repays such amount to the Administrative Agent. 3273 (e) Notice of Repayment/Prepayment/Cancellation. In connection with any repay-3274 ment or prepayment of Loans or any reduction or termination of Commitments in accordance with this 3275 Agreement (including, for the avoidance of doubt, repayments, prepayments and reductions made pursu-3276 ant to Sections 2.5, 2.6, 2.7 and 2.8 above), the Borrower will provide notice of such repayment, prepay-3277 ment or cancellation, as applicable, in a writing substantially in the form of Exhibit K (a “Notice of Re-3278 payment/Prepayment/Cancellation”). In connection with any repayment or prepayment pursuant to Sec-3279 tion 2.6 or 2.8, as applicable, such Notice of Repayment/Prepayment/Cancellation must be received by 3280 the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of repay-3281 ment or prepayment of Eurocurrency Rate Loans and (B) one Business Day prior to the date of any re-3282 payment or prepayment of Base Rate Loans. 3283 Section 2.14 Evidence of Debt. 3284 (a) Records of Lenders. Each Lender shall maintain in accordance with its usual 3285 practice accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of 3286 such Lender from time to time, including the amounts of principal and interest payable and paid to such 3287 Lender from time to time under this Agreement. In addition, each Lender having sold a participation in 3288 any of its Obligations or having identified an SPV as such to the Administrative Agent, acting as agent of 3289 the Borrower solely for this purpose and solely for tax purposes, shall establish and maintain at its address 3290 referred to in Section 11.11 (or at such other address as such Lender shall notify the Borrower) a record of 3291 ownership, in which such Lender shall register by book entry (A) the name and address of each such par-3292 ticipant and SPV (and each change thereto, whether by assignment or otherwise) and (B) the rights, inter-3293 est or obligation of each such participant and SPV in any Obligation, in any Commitment and in any right 3294 to receive any payment hereunder (the “Participant Register”); provided that no Lender shall have any 3295 obligation to disclose any portion of the Participant Register to any Person except to the extent that such 3296 disclosure is necessary to establish that the Term Loans, Revolving Loans or Letters of Credit or other 3297 obligations are in registered form for United States federal income tax purposes. The entries in the Partic-3298 ipant Register shall be conclusive, and such Lender shall treat each Person whose name is recorded in the 3299 Participant Register as the owner of such Obligation for all purposes of this Agreement notwithstanding 3300 any notice to the contrary. 3301 (b) Records of Administrative Agent. The Administrative Agent, acting as agent of 3302 the Borrower solely for tax purposes and solely with respect to the actions described in this Section 2.14, 3303 shall establish and maintain at its address referred to in Section 11.11 (or at such other address as the Ad-3304 ministrative Agent may notify the Borrower) (A) a record of ownership (the “Register”) in which the 3305 Administrative Agent agrees to register by book entry the interests (including any rights to receive pay-3306 ment hereunder) of the Administrative Agent, each Lender and each L/C Issuer in the Revolving Credit 3307 Outstandings, each of their obligations under this Agreement to participate in each Loan, Letter of Credit 3308 and L/C Reimbursement Obligation, and any assignment of any such interest, obligation or right and (B) 3309 accounts in the Register in accordance with its usual practice in which it shall record (1) the names and 3310 addresses of the Lenders and the L/C Issuers (and each change thereto pursuant to Section 2.18 (Substitu-3311 tion of Lenders) and Section 11.2 (Assignments and Participations; Binding Effect)), (2) the Commit-3312 ments of each Lender, (3) the amount of each Loan and each funding of any participation described in 3313 clause (A) above, for Eurodollar Rate Loans, the Interest Period applicable thereto, (4) the amount of any 3314 principal or interest due and payable or paid, (5) the amount of the L/C Reimbursement Obligations due 3315 and payable or paid and (6) any other payment received by the Administrative Agent from the Borrower 3316 and its application to the Obligations. 3317

-73- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (c) Registered Obligations. Notwithstanding anything to the contrary contained in 3318 this Agreement, the Loans (including any Notes evidencing such Loans and, in the case of Revolving 3319 Loans, the corresponding obligations to participate in L/C Obligations and Swingline Loans) and the L/C 3320 Reimbursement Obligations are registered obligations, the right, title and interest of the Lenders and the 3321 L/C Issuers and their assignees in and to such Loans or L/C Reimbursement Obligations, as the case may 3322 be, shall be transferable only upon notation of such transfer in the Register and no assignment thereof 3323 shall be effective until recorded therein. This Section 2.14 and Section 11.2 shall be construed so that the 3324 Loans and L/C Reimbursement Obligations are at all times maintained in “registered form” within the 3325 meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any 3326 successor provisions). 3327 (d) Prima Facie Evidence. The entries made in the Register and in the accounts 3328 maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable Requirements 3329 of Law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provid-3330 ed, however, that no error in such account and no failure of any Lender or the Administrative Agent to 3331 maintain any such account shall affect the obligations of any Loan Party to repay the Loans in accordance 3332 with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the L/C Issuers 3333 shall treat each Person whose name is recorded in the Register as a Lender or L/C Issuer, as applicable, 3334 for all purposes of this Agreement. Information contained in the Register with respect to any Lender or 3335 any L/C Issuer shall be available for access by the Borrower, the Administrative Agent, such Lender or 3336 such L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. No Lender or 3337 L/C Issuer shall, in such capacity, have access to or be otherwise permitted to review any information in 3338 the Register other than information with respect to such Lender or L/C Issuer unless otherwise agreed by 3339 the Administrative Agent. 3340 (e) Notes. Upon any Lender’s request, the Borrower shall promptly execute and de-3341 liver Notes to such Lender evidencing the Loans of such Lender in a Facility and substantially in the form 3342 of Exhibit B-1 or B-2, as applicable; provided, however, that only one Note for each Facility shall be is-3343 sued to each Lender, except (i) to an existing Lender exchanging existing Notes to reflect changes in the 3344 Register relating to such Lender, in which case the new Notes delivered to such Lender shall be dated the 3345 date of the original Notes and (ii) in the case of loss, destruction or mutilation of existing Notes and simi-3346 lar circumstances. Each Note, if issued, shall only be issued as means to evidence the right, title or inter-3347 est of a Lender or a registered assignee in and to the related Loan, as set forth in the Register, and in no 3348 event shall any Note be considered a bearer instrument or obligation. 3349 Section 2.15 Suspension of Eurodollar Rate Option. Notwithstanding any provision to the 3350 contrary in this Article 2, the following shall apply: 3351 (a) Interest Rate Unascertainable, Inadequate or Unfair. In the event that (A) the 3352 Administrative Agent determines that adequate and fair means do not exist for ascertaining the applicable 3353 interest rates by reference to which the Eurodollar Rate is determined or (B) the Required Lenders notify 3354 the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the 3355 cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative 3356 Agent shall promptly so notify the Borrower and the Lenders, whereupon the obligation of each Lender to 3357 make or to continue Eurodollar Rate Loans shall be suspended as provided in clause (c) below until the 3358 Administrative Agent shall notify the Borrower that the Required Lenders have determined that the cir-3359 cumstances causing such suspension no longer exist. 3360 (b) Illegality. If any Lender determines that the introduction of, or any change in or 3361 in the interpretation of, any Requirement of Law after the date of this Agreement shall make it unlawful, 3362 or any Governmental Authority shall assert that it is unlawful, for any Lender or its applicable lending 3363

-74- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on 3364 notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, the 3365 obligation of such Lender to make or to continue Eurodollar Rate Loans shall be suspended as provided in 3366 clause (c) below until such Lender shall, through the Administrative Agent, notify the Borrower that it has 3367 determined that it may lawfully make Eurodollar Rate Loans. 3368 (c) Effect of Suspension. If the obligation of any Lender to make or to continue Eu-3369 rodollar Rate Loans is suspended, (A) the obligation of such Lender to convert Base Rate Loans into Eu-3370 rodollar Rate Loans shall be suspended, (B) such Lender shall make a Base Rate Loan at any time such 3371 Lender would otherwise be obligated to make a Eurodollar Rate Loan, (C) the Borrower may revoke any 3372 pending Notice of Borrowing or Notice of Conversion or Continuation to make or continue any Eurodol-3373 lar Rate Loan or to convert any Base Rate Loan into a Eurodollar Rate Loan and (D) each Eurodollar Rate 3374 Loan of such Lender shall automatically and immediately (or, in the case of any suspension pursuant to 3375 clause (a) above, on the last day of the current Interest Period thereof) be converted into a Base Rate 3376 Loan. 3377 Section 2.16 Breakage Costs; Increased Costs; Capital Requirements. 3378 (a) Breakage Costs. The Borrower shall compensate each Lender, upon demand 3379 from such Lender to such Borrower (with copy to the Administrative Agent), for all Liabilities (including, 3380 in each case, those incurred by reason of the liquidation or reemployment of deposits or other funds ac-3381 quired by such Lender to prepare to fund, to fund or to maintain the Eurodollar Rate Loans of such Lend-3382 er to the Borrower but excluding any loss of the Applicable Margin on the relevant Loans) that such 3383 Lender may incur (A) to the extent, for any reason other than solely by reason of such Lender being a 3384 Non-Funding Lender, a proposed Borrowing, conversion into or continuation of Eurodollar Rate Loans 3385 does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Contin-3386 uation or in a similar request made by telephone by the Borrower, (B) to the extent any Eurodollar Rate 3387 Loan is paid (whether through a scheduled, optional or mandatory prepayment) or converted to a Base 3388 Rate Loan (including because of Section 2.15) on a date that is not the last day of the applicable Interest 3389 Period or (C) as a consequence of any failure by the Borrower to repay Eurodollar Rate Loans when re-3390 quired by the terms hereof. For purposes of this clause (a), each Lender shall be deemed to have funded 3391 each Eurodollar Rate Loan made by it using a matching deposit or other borrowing in the London inter-3392 bank market. 3393 (b) Increased Costs. If at any time any Lender or L/C Issuer determines that, after 3394 the date hereof, the adoption of, or any change in or in the interpretation, application or administration of, 3395 or compliance with, any Requirement of Law (other than any (x) (A) Requirement of Law relating to Ex-3396 cluded Taxes, or (B) any change to the extent it would require duplicate payment of any additional 3397 amount required to be paid by a Loan Party pursuant to Section 2.17(b) or (c) or (y) any imposition or 3398 increase of Eurodollar Reserve Requirements) from any Governmental Authority, or such Lender’s or 3399 L/C Issuer’s compliance therewith, shall have the effect of (i) increasing the cost to such Lender of mak-3400 ing, funding or maintaining any Eurodollar Rate Loan or to agree to do so or of participating, or agreeing 3401 to participate, in extensions of credit, (ii) increasing the cost to such L/C Issuer of Issuing or maintaining 3402 any Letter of Credit or of agreeing to do so or (iii) imposing any other cost to such Lender or L/C Issuer 3403 with respect to compliance with its obligations under any Loan Document, then, upon demand by such 3404 Lender or L/C Issuer (with copy to the Administrative Agent), the Borrower shall pay to the Administra-3405 tive Agent for the account of such Lender or L/C Issuer amounts sufficient to compensate such Lender or 3406 L/C Issuer for such increased cost; provided that notwithstanding anything herein to the contrary, (x) the 3407 Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or direc-3408 tives thereunder or issued in connection therewith and (y) all requests, rules, guidelines and directives 3409 promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or 3410

-75- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 any successor or similar authority) or the United States or foreign regulatory authorities, in each case re-3411 lating to Basel III, shall, in the case of each of the foregoing clauses (x) and (y) be deemed to be a change 3412 in a Requirement of Law, regardless of the date enacted, adopted, issued or implemented. 3413 (c) Increased Capital Requirements. If at any time any Lender or L/C Issuer deter-3414 mines that, after the date hereof, the adoption of, or any change in or in the interpretation, application or 3415 administration of, or compliance with, any Requirement of Law (other than any imposition or increase of 3416 Eurodollar Reserve Requirements) from any Governmental Authority, or such Lender’s or L/C Issuer’s 3417 compliance therewith, regarding capital adequacy, reserves, special deposits, liquidity requirements, 3418 compulsory loans, insurance charges against property of, deposits with or for the account of, Obligations 3419 owing to, or other credit extended or participated in by, any Lender or L/C Issuer or any similar require-3420 ment (in each case other than any imposition or increase of Eurodollar Reserve Requirements) shall have 3421 the effect of reducing the rate of return on the capital of such Lender’s or L/C Issuer (or any corporation 3422 controlling such Lender or L/C Issuer) as a consequence of its obligations under or with respect to any 3423 Loan Document or Letter of Credit to a level below that which, taking into account the capital adequacy 3424 policies of such Lender, L/C Issuer or corporation, such Lender, L/C Issuer or corporation could have 3425 achieved but for such adoption or change, then, upon demand from time to time by such Lender or 3426 L/C Issuer (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Ad-3427 ministrative Agent for the account of such Lender amounts sufficient to compensate such Lender for such 3428 reduction; provided, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all re-3429 quests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, 3430 rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Commit-3431 tee on Banking Supervision (or any successor or similar authority) or the United States or foreign regula-3432 tory authorities, in each case relating to Basel III, shall, in the case of each of the foregoing clauses (x) 3433 and (y) be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted, is-3434 sued or implemented. 3435 (d) Compensation Certificate. Each demand for compensation under this Sec-3436 tion 2.16 shall be accompanied by a certificate of the Lender or L/C Issuer claiming such compensation, 3437 setting forth the amounts to be paid hereunder, which certificate shall be conclusive, binding and final for 3438 all purposes, absent manifest error. In determining such amount, such Lender or L/C Issuer may use any 3439 reasonable averaging and attribution methods. 3440 Section 2.17 Net Payments. 3441 (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Tax-3442 es. 3443 (i) Any and all payments by or on account of any obligation of any Loan Party here-3444 under or under any other Loan Document shall to the extent permitted by applicable laws be 3445 made free and clear of and without reduction or withholding for any Taxes. 3446 (ii) If any Loan Party, the Administrative Agent or any other applicable Withholding 3447 Agent shall be required by applicable law to withhold or deduct any Taxes from any payment, 3448 then (A) such Withholding Agent shall withhold or make such deductions as are reasonably de-3449 termined by such Withholding Agent to be required by applicable law, (B) such Withholding 3450 Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Au-3451 thority, and (C) to the extent that the withholding or deduction is made on account of Indemnified 3452 Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as neces-3453 sary so that after any required withholding or deductions have been made (including withholding 3454 or deductions applicable to additional sums payable under this Section 2.17) each Lender (or, in 3455

-76- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the case of a payment to the Administrative Agent for its own account, the Administrative Agent) 3456 receives an amount equal to the sum it would have received had no such withholding or deduc-3457 tions been made. 3458 (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of 3459 subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Au-3460 thority in accordance with applicable law or timely reimburse the Administrative Agent or any Lender for 3461 the payment of any Other Taxes. 3462 (c) Tax Indemnifications. Without limiting the provisions of subsection (a) or (b) 3463 above, the Borrower shall indemnify the Administrative Agent and each Lender, and shall make payment 3464 in respect thereof within 15 days after demand therefor, for the full amount of Indemnified Taxes or Other 3465 Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts 3466 payable under this Section 2.17) payable by the Administrative Agent or such Lender, as the case may be, 3467 and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified 3468 Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Author-3469 ity. A certificate as to the amount of any such payment or liability (along with a written statement setting 3470 forth in reasonable detail the basis and calculation of such amounts) delivered to the Borrower by a Lend-3471 er, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent 3472 manifest error. 3473 (d) Evidence of Payments. As soon as practicable after any payment of Taxes by 3474 any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 3475 2.17, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to 3476 the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmen-3477 tal Authority evidencing such payment, a copy of any return required by laws to report such payment or 3478 other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as 3479 the case may be. 3480 (e) Status of Lenders and Tax Documentation. 3481 (i) Each Lender that is entitled to an exemption from or reduction of withholding 3482 Tax with respect to payments made under any Loan Document shall deliver to the Borrower and 3483 to the Administrative Agent, at such time or times reasonably requested by the Borrower or the 3484 Administrative Agent, such properly completed and executed documentation prescribed by appli-3485 cable laws or by the taxing authorities of any jurisdiction and such other reasonably requested in-3486 formation as will permit the Borrower or the Administrative Agent, as the case may be, to deter-3487 mine (A) whether or not any payments made hereunder or under any other Loan Document are 3488 subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such 3489 Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in re-3490 spect of any payments to be made to such Lender by any Loan Party pursuant to any Loan Docu-3491 ment or otherwise to establish such Lender’s status for withholding tax purposes in the applicable 3492 jurisdiction. Any documentation and information required to be delivered by a Lender pursuant 3493 to this Section 2.17(e) (including any specific documentation set forth in subsection (ii) below) 3494 shall be delivered by such Lender (w) on or prior to the Closing Date (or on or prior to the date it 3495 becomes a party to this Agreement), (x) on or before any date on which such documentation ex-3496 pires or becomes obsolete or invalid, (y) after the occurrence of any change in the Lender’s cir-3497 cumstances requiring a change in the most recent documentation previously delivered by it to the 3498 Borrower and the Administrative Agent, and (z) from time to time thereafter if reasonably re-3499 quested by the Borrower or the Administrative Agent, and each such Lender shall promptly notify 3500 in writing the Borrower and the Administrative Agent if such Lender is no longer legally eligible 3501

-77- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 to provide any documentation previously provided. Notwithstanding anything to the contrary in 3502 this subsection (i), the completion, execution and submission of such documentation shall not be 3503 required if in the Lender’s reasonable judgment such completion, execution or submission would 3504 subject such Lender to any material unreimbursed cost or expense or would materially prejudice 3505 the legal or commercial position of such Lender. 3506 (ii) Without limiting the generality of the foregoing: 3507 (A) any Lender that is a “United States person” within the meaning of Sec-3508 tion 7701(a)(30) of the Code (a “U.S. Lender”) shall deliver to the Borrower and the 3509 Administrative Agent executed originals of Internal Revenue Service Form W-9 or such 3510 other documentation or information prescribed by applicable laws or reasonably request-3511 ed by the Borrower or the Administrative Agent as will enable the Borrower or the Ad-3512 ministrative Agent, as the case may be, to determine whether or not such Lender is sub-3513 ject to backup withholding or information reporting requirements; 3514 (B) each Non-U.S. Lender that is entitled under the Code or any applicable 3515 treaty to an exemption from or reduction of U.S. federal withholding tax with respect to 3516 any payments hereunder or under any other Loan Document shall deliver to the Borrower 3517 and the Administrative Agent (in such number of copies as shall be requested by the re-3518 cipient) whichever of the following is applicable: 3519 (1) executed originals of Internal Revenue Service Form W-8BEN-E 3520 (or any successor form thereto) claiming eligibility for benefits of an income tax 3521 treaty to which the United States is a party; 3522 (2) executed originals of Internal Revenue Service Form W-8ECI 3523 (or any successor form thereto); 3524 (3) in the case of a Non-U.S. Lender claiming the benefits of the ex-3525 emption for portfolio interest under Section 881(c) of the Code, (x) a certificate, 3526 substantially in the form of Exhibit I-1, I-2, I-3 or I-4, as applicable (a “Non-3527 Bank Tax Certificate”), to the effect that such Non-U.S. Lender is not (A) a 3528 “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 per-3529 cent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of 3530 the Code, or (C) a “controlled foreign corporation” described in Section 3531 881(c)(3)(C) of the Code and that no payments under any Loan Document are ef-3532 fectively connected with such Non-U.S. Lender’s conduct of a United States 3533 trade or business and (y) executed originals of Internal Revenue Service Form 3534 W-8BEN-E (or any successor thereto); 3535 (4) where such Lender is a partnership (for U.S. federal income tax 3536 purposes) or otherwise not a beneficial owner (e.g., where such Lender has sold a 3537 participation), IRS Form W-8IMY (or any successor thereto) and all required 3538 supporting documentation (including, where one or more of the underlying bene-3539 ficial owner(s) is claiming the benefits of the portfolio interest exemption, a Non-3540 Bank Tax Certificate of such beneficial owner(s)) (provided that, if the Non-U.S. 3541 Lender is a partnership and not a participating Lender, the Non-Bank Tax Certif-3542 icate(s) may be provided by the Non-U.S. Lender on behalf of the direct or indi-3543 rect partner(s)); or 3544

-78- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (5) executed originals of any other form prescribed by applicable 3545 laws as a basis for claiming exemption from or a reduction in United States fed-3546 eral withholding tax together with such supplementary documentation as may be 3547 prescribed by applicable laws to permit the Borrower or the Administrative 3548 Agent to determine the withholding or deduction required to be made; 3549 (C) if a payment made to a Lender under any Loan Document would be sub-3550 ject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to 3551 comply with the applicable reporting requirements of FATCA (including those contained 3552 in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the 3553 Borrower and the Administrative Agent at the time or times prescribed by law and at 3554 such time or times reasonably requested by the Borrower or the Administrative Agent 3555 such documentation prescribed by applicable law (including as prescribed by Section 3556 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by 3557 the Borrower or the Administrative Agent as may be necessary for the Borrower and the 3558 Administrative Agent to comply with their obligations under FATCA, to determine 3559 whether such Lender has complied with such Lender’s obligations under FATCA or to 3560 determine the amount, if any, to deduct and withhold from such payment. Solely for pur-3561 poses of this clause (C), FATCA shall include any amendments made to FATCA after the 3562 date of this Agreement; and 3563 (D) If the Administrative Agent is a “United States person” (as defined in 3564 Section 7701(a)(30) of the Code), it shall provide the Borrower with two duly completed 3565 original copies of Internal Revenue Service Form W-9. If the Administrative Agent is 3566 not a “United States person” (as defined in Section 7701(a)(30) of the Code), it shall pro-3567 vide (1) Internal Revenue Service Form W-8ECI with respect to payments to be received 3568 by it as a beneficial owner and (2) Internal Revenue Service Form W-8IMY (together 3569 with required accompanying documentation) with respect to payments to be received by 3570 it on behalf of the Lenders, and such Internal Revenue Service Form W-8IMY shall certi-3571 fy that such Administrative Agent is a U.S. branch and intends to be treated as a U.S. per-3572 son for purposes of withholding under Chapter 3 of the Code pursuant to Section 1.1441-3573 1(b)(2)(iv) of the Treasury Regulations. 3574 (iii) Notwithstanding anything to the contrary in this Section 2.17, no Lender or the 3575 Administrative Agent shall be required to deliver any documentation that it is not legally eligible 3576 to deliver. 3577 (f) Treatment of Certain Refunds. If the Administrative Agent or any Lender deter-3578 mines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes 3579 or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan 3580 Party has paid additional amounts pursuant to this Section 2.17, the Administrative Agent or such Lender 3581 (as applicable) shall promptly pay to the Borrower an amount equal to such refund (but only to the extent 3582 of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 2.17 3583 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket 3584 expenses (including any Taxes) incurred by the Administrative Agent or such Lender, as the case may be, 3585 and without interest (other than any interest paid by the relevant Governmental Authority with respect to 3586 such refund); provided that the Borrowers, upon the request of the Administrative Agent or such Lender, 3587 agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges im-3588 posed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event 3589 the Administrative Agent or such Lender is required to repay such refund to such Governmental Authori-3590 ty. In such event, the Administrative Agent or such Lender, as the case may be, shall, at the Borrower’s 3591

-79- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 request, provide the Borrower with a copy of any notice of assessment or other evidence of the require-3592 ment to repay such refund received from the relevant taxing authority (provided that the Administrative 3593 Agent or such Lender may delete any information therein that it deems confidential). This subsection 3594 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns 3595 (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other 3596 Person. Notwithstanding anything to the contrary in this subsection (f), in no event will the indemnified 3597 party be required to pay any amount to a Borrower or other indemnifying party pursuant to this subsection 3598 (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than 3599 the indemnified party would have been in if the Tax subject to indemnification and giving rise to such 3600 refund had not been deducted, withheld or otherwise imposed and the indemnification payments or addi-3601 tional amounts with respect to such Tax had never been paid. 3602 (g) Each party’s obligations under this Section 2.17 shall survive the resignation or 3603 replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, 3604 the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under 3605 the Loan Documents. 3606 Section 2.18 Substitution of Lenders. 3607 (a) Substitution Right. In the event that any Lender in any Facility that is not the 3608 Administrative Agent or an Affiliate of the Administrative Agent (an “Affected Lender”), (i) makes a 3609 claim under clause (b) or (c) of Section 2.16, (ii) notifies the Borrower pursuant to Section 2.15(b) that it 3610 becomes illegal for such Lender to continue to fund or make any Eurodollar Rate Loan in such Facility, 3611 (iii) makes a claim for payment pursuant to Section 2.17(b), (iv) becomes a Non-Funding Lender with 3612 respect to such Facility or (v) does not consent to any amendment, waiver or consent to any Loan Docu-3613 ment for which the consent of the Required Lenders is obtained but that requires the consent of other 3614 Lenders in such Facility, the Borrower may either pay in full such Affected Lender with respect to 3615 amounts due in such Facility with the consent of the Administrative Agent or substitute for such Affected 3616 Lender in such Facility any Lender or any Affiliate or Approved Fund of any Lender or any other Person 3617 acceptable (which acceptance shall not be unreasonably withheld or delayed) to the Administrative Agent 3618 (in each case, a “Substitute Lender”); provided that in the case of any such termination or replacement of 3619 any Affected Lender under clause (v) above, such termination or replacement must be sufficient (together 3620 with all consenting Lenders) to cause the adoption of the applicable amendment, waiver or consent to the 3621 applicable Loan Documents and, if such amendment, waiver or consent is applicable to a Class vote, the 3622 termination or replacement shall only be with respect to the applicable Class of Loans of such Affected 3623 Lender; provided, further, for the avoidance of doubt, any Affected Lender with Initial Term Loans that 3624 are replaced or whose Initial Term Loans are terminated in connection with an amendment, waiver or 3625 consent that effects a Repricing Event that triggers the payment of a premium under Section 2.7(d) shall 3626 also be deemed entitled to such premium. Notwithstanding anything herein to the contrary, with respect 3627 to a Lender that is a Non-Funding Lender or an Impacted Lender, the Administrative Agent may, but shall 3628 not be obligated to, obtain a Substitute Lender acceptable to the Borrower and execute an Assignment on 3629 behalf of such Non-Funding Lender or Impacted Lender at any time with three Business Days’ prior no-3630 tice to such Non-Funding Lender or Impacted Lender (unless notice is not practicable under the circum-3631 stances) and cause such Lender’s Loans and Commitments to be sold and assigned, in whole or in part, at 3632 par. 3633 (b) Procedure. To substitute such Affected Lender or pay in full the Obligations 3634 owed to such Affected Lender under such Facility as described in the first sentence of clause (a) above, 3635 the Borrower shall deliver a notice to the Administrative Agent and such Affected Lender. The effective-3636 ness of such payment or substitution shall be subject to the delivery to the Administrative Agent by the 3637 Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) of (i) payment 3638

-80- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effec-3639 tive date for such payment or substitution, all Obligations owing to such Affected Lender with respect to 3640 such Facility (including those that will be owed because of such payment and all Obligations that would 3641 be owed to such Lender if it was solely a Lender in such Facility), (ii) in the case of a payment in full of 3642 the Obligations owing to such Affected Lender in the Revolving Credit Facility, payment of any amount 3643 that, after giving effect to the termination of the Commitment of such Affected Lender, is required to be 3644 paid pursuant to Section 2.8(e) and (iii) in the case of a substitution, (A) payment of the assignment fee 3645 set forth in Section 11.2(d) and (B) an Assignment in form and substance satisfactory to the Administra-3646 tive Agent whereby the Substitute Lender shall, among other things, agree to be bound by the terms of the 3647 Loan Documents and assume the Commitment of the Affected Lender under such Facility; provided that 3648 if any Affected Lender does not execute and deliver to the Administrative Agent such Assignment reflect-3649 ing such replacement within five (5) Business Days of the date on which the Substitute Lender executes 3650 and delivers such Assignment to such Affected Lender, then such Affected Lender shall be deemed to 3651 have executed and delivered such Assignment without any action on the part of the Affected Lender. 3652 (c) Effectiveness. Upon satisfaction of the conditions set forth in clause (b) above or 3653 in the case of a substitution of a Non-Funding Lender or Impacted Lender as described in the last sentence 3654 of clause (a) above, the Administrative Agent shall record such substitution or payment in the Register, 3655 whereupon (i) in the case of any payment in full in any Facility, such Affected Lender’s Commitments in 3656 such Facility shall be terminated and (ii) in the case of any substitution in any Facility, (A) the Affected 3657 Lender shall sell and be relieved of, and the Substitute Lender shall purchase and assume, all rights and 3658 claims of such Affected Lender under the Loan Documents with respect to such Facility, except that the 3659 Affected Lender shall retain such rights expressly providing that they survive the repayment of the Obli-3660 gations and the termination of the Commitments, (B) the Substitute Lender shall become a “Lender” 3661 hereunder having a Commitment in such Facility in the amount of such Affected Lender’s Commitment 3662 in such Facility and (C) the Affected Lender shall execute and deliver to the Administrative Agent an As-3663 signment to evidence such substitution and deliver any Note in its possession with respect to such Facili-3664 ty; provided, however, that the failure of any Affected Lender to execute any such Assignment or deliver 3665 any such Note shall not render such sale and purchase (or the corresponding assignment) invalid. Each 3666 Lender agrees that if the Borrower or the Administrative Agent exercises its option hereunder to cause an 3667 assignment by such Lender as an Affected Lender, such Lender shall, promptly after receipt of written 3668 notice of such election, execute and deliver all documentation necessary to effectuate such assignment in 3669 accordance with Section 11.2. In the event that a Lender does not comply with the requirements of the 3670 immediately preceding sentence within one Business Day after receipt of such notice, each Lender hereby 3671 authorizes and directs the Administrative Agent to execute and deliver, on behalf of such Lender as as-3672 signor, any assignment agreement or other documentation as may be required to give effect to an assign-3673 ment in accordance with Section 11.2 on behalf of an Affected Lender and any such documentation so 3674 executed by the Administrative Agent shall be effective for purposes of documenting an assignment pur-3675 suant to Section 11.2. 3676 Section 2.19 Incremental Credit Extensions. 3677 (a) Incremental Commitments. The Borrower may at any time or from time to time 3678 after the Closing Date, by notice to the Administrative Agent (an “Incremental Request”), request (i) one 3679 or more new commitments which may be in the same Facility (each, an “Incremental Term Facility”) as 3680 any outstanding Term Loans of an existing Class of Term Loans (a “Term Loan Increase”) or a new Class 3681 of Term Loans (collectively with any Term Loan Increase, the “Incremental Term Commitments”) and/or 3682 (ii) one or more increases in the amount of the Revolving Credit Commitments (an “Incremental Revolv-3683 ing Increase” and, together with any Incremental Term Commitments, the “Incremental Facilities”), 3684 whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders. 3685

-81- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (b) Incremental Loans. Any Incremental Term Commitments effected through the 3686 establishment of one or more new Term Loans made on an Incremental Facility Closing Date shall be 3687 designated a separate Class of Incremental Term Commitments for all purposes of this Agreement, except 3688 in the case of a Term Loan Increase. On any Incremental Facility Closing Date on which any Incremental 3689 Term Commitments of any Class is effected (including through any Term Loan Increase), subject to the 3690 satisfaction of the terms and conditions in this Section 2.19, (i) each Incremental Term Lender of such 3691 Class shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incre-3692 mental Term Commitment of such Class and (ii) each Incremental Term Lender of such Class shall be-3693 come a Lender hereunder with respect to the Incremental Term Commitment of such Class and the In-3694 cremental Term Loans of such Class made pursuant thereto. On any Incremental Facility Closing Date on 3695 which any Incremental Revolving Increase of any Class is effected through the establishment of one or 3696 more new revolving credit commitments, subject to the satisfaction of the terms and conditions in this 3697 Section 2.19, (i) each Incremental Revolving Credit Lender of such Class shall make its Commitment 3698 available to the Borrower (when borrowed, an “Incremental Revolving Loan” and collectively with any 3699 Incremental Term Loan, an “Incremental Loan”) in an amount equal to its portion of such Incremental 3700 Revolving Increase and (ii) each Incremental Revolving Credit Lender of such Class shall become a 3701 Lender hereunder with respect to the Incremental Revolving Increase of such Class and the Incremental 3702 Revolving Loans of such Class made pursuant thereto. Notwithstanding the foregoing, Incremental Term 3703 Loans may have identical terms to any of the Term Loans and be treated as the same Class as any of such 3704 Term Loans. 3705 (c) Incremental Request. Each Incremental Request from the Borrower pursuant to 3706 this Section 2.19 shall set forth the requested amount and proposed terms of the relevant Incremental 3707 Term Loans or, Incremental Revolving Increase. Incremental Term Loans may be made, and Incremental 3708 Revolving Increases may be provided, by any existing Lender (but no existing Lender will have any obli-3709 gation to make any Incremental Term Commitment or Incremental Revolving Increase, nor will the Bor-3710 rower have any obligation to approach any existing Lenders to provide any Incremental Term Commit-3711 ment or Incremental Revolving Increase) or by any other bank or other financial institution (any such oth-3712 er bank or other financial institution being called an “Additional Lender”) (each such existing Lender or 3713 Additional Lender providing such, an “Incremental Revolving Credit Lender” or “Incremental Term 3714 Lender,” as applicable, and, collectively, the “Incremental Lenders”); provided that (i) the Administrative 3715 Agent, each Swingline Lender and each L/C Issuer shall have consented (not to be unreasonably with-3716 held, conditioned or delayed) to such Lender’s or Additional Lender’s making such Incremental Term 3717 Loans or providing such Incremental Revolving Increases to the extent such consent, if any, would be 3718 required under Section 11.2 for an assignment of Loans or Revolving Credit Commitments, as applicable, 3719 to such Lender or Additional Lender, (ii) with respect to Incremental Term Commitments, any Affiliate 3720 Lender providing an Incremental Term Commitment shall be subject to the same restrictions set forth in 3721 Sections 11.2(c) and (h) as they would otherwise be subject to with respect to any purchase by or assign-3722 ment to such Affiliate Lender of Initial Term Loans and (iii) Affiliate Lenders may not provide Incremen-3723 tal Revolving Increases. 3724 (d) Effectiveness of Incremental Amendment. The effectiveness of any Incremental 3725 Amendment, and the Incremental Facilities thereunder, shall be subject to the satisfaction on the date of 3726 such Incremental Amendment (the “Incremental Facility Closing Date”) of each of the following condi-3727 tions: 3728 (i) each Incremental Term Commitment shall be in an aggregate principal amount 3729 that is not less than $10,000,000 and shall be in an increment of $1,000,000 (provided that such 3730 amount may be less than $10,000,000 if such amount represents all remaining availability under 3731 the limit set forth in Section 2.19(d)(ii)) and each Incremental Revolving Increase shall be in an 3732 aggregate principal amount that is not less than $10,000,000 and shall be in an increment of 3733

-82- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 $1,000,000 (provided that such amount may be less than $10,000,000 if such amount represents 3734 all remaining availability under the limit set forth in Section 2.19(d)(ii)); 3735 (ii) the aggregate amount of the Incremental Facilities shall not exceed (A) an 3736 amount equal to $100,000,000 (the “Fixed Dollar Incremental Amount”) less the aggregate prin-3737 cipal amount of all Incremental Equivalent Debt incurred or issued in reliance on the Fixed Dollar 3738 Incremental Amount, plus (B) an unlimited amount of Incremental Term Loans and/or Incremen-3739 tal Revolving Increase so long as the First Lien Net Leverage Ratio on a Pro Forma Basis after 3740 giving effect to the incurrence of any such Incremental Facility (and after giving effect to any 3741 Permitted Acquisition consummated concurrently therewith and all other appropriate pro forma 3742 adjustment events and calculated (1) as if any Incremental Revolving Increase were fully drawn 3743 on the effective date thereof and (2) excluding any cash constituting proceeds of any Incremental 3744 Facility) does not exceed 4.00 to 1.00; provided that any Indebtedness incurred pursuant to this 3745 clause (B) shall be treated as if secured on a first lien basis for purposes of calculating such First 3746 Lien Net Leverage Ratio regardless of whether such Indebtedness is secured on a first lien basis 3747 (the “Incremental Ratio Amount”), plus (C) an amount equal to all voluntary prepayments of 3748 Term Loans and, to the extent accompanied by a permanent and concurrent commitment reduc-3749 tion under the Revolving Credit Facility in the amount of such prepayment, prepayments of Re-3750 volving Loans, in each case, to the extent not funded with long term Indebtedness (the amounts 3751 described in clauses (A), (B) and (C) above, the “Incremental Cap”); 3752 (iii) (x) no Event of Default shall exist after giving effect to such Incremental Facili-3753 ties, as applicable, and the use of proceeds thereunder; provided that in connection with a Limited 3754 Condition Acquisition, if agreed to by the Lenders providing such Incremental Facilities, the re-3755 quirements in this clause (iii)(x) shall be subject to customary “Sungard” or “Funds Certain Pro-3756 visions” and (y) if such Incremental Facility is established in reliance on the Incremental Ratio 3757 Amount, the Total Leverage Ratio on a Pro Forma Basis (calculated (1) as if any Incremental Re-3758 volving Increase were fully drawn on the effective date thereof and (2) excluding any cash consti-3759 tuting proceeds of any Incremental Facility) does not exceed 6.00:1.00; 3760 (iv) after giving effect to such Incremental Term Commitment or Incremental Re-3761 volving Increase, the conditions of Section 3.2(b)(i) shall be satisfied; provided that if the pro-3762 ceeds of such Incremental Term Commitment or Incremental Revolving Increase are being used 3763 to finance a Permitted Acquisition, this Section 2.19(d)(iv) shall only apply if required by the 3764 Lenders providing such Incremental Facility; and 3765 (v) the Incremental Facilities will not be guaranteed by any Subsidiaries of the Bor-3766 rower that do not guarantee the Initial Term Loans and Revolving Credit Facility and will be se-3767 cured on a pari passu basis by the same Collateral securing the Initial Term Loans and Revolving 3768 Credit Facility (or, in the case of Incremental Term Facilities only, a junior basis; provided that 3769 such tranche of Incremental Term Facilities shall be subject to the terms of a customary second 3770 lien intercreditor agreement reasonably satisfactory to the Administrative Agent). 3771 (e) Required Terms. The terms, provisions and documentation of the Incremental 3772 Term Loans and Incremental Term Commitments or the Incremental Revolving Loans and Incremental 3773 Revolving Increase, as the case may be, of any Class, except as otherwise set forth herein, shall be as 3774 agreed between the Borrower and the applicable Incremental Lenders providing such Incremental Facili-3775 ties, as applicable. In any event: 3776 (i) the Incremental Term Loans (except as otherwise specified below in this 3777 clause (i)): 3778

-83- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (A) shall not mature earlier than the Maturity Date of the Initial Term Loans 3779 outstanding at the time of incurrence of such Incremental Term Loans; 3780 (B) shall have a Weighted Average Life to Maturity not shorter than the re-3781 maining Weighted Average Life to Maturity of the Initial Term Loans; 3782 (C) shall have an Applicable Margin, and subject to clauses (e)(i)(A) and 3783 (e)(i)(B) above and clause (e)(iii) below, amortization determined by the Borrower and 3784 the applicable Incremental Term Lenders; 3785 (D) the Incremental Term Loans may participate on a pro rata basis or less 3786 than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory 3787 prepayments of Initial Term Loans hereunder, as specified in the applicable Incremental 3788 Amendment or other definitive documentation; and 3789 (E) any Incremental Term Facility that effects an increase in the size of the 3790 Initial Term Loans shall be on the same terms and pursuant to the same documentation 3791 applicable to the Initial Term Loans (excluding, subject to Section 2.19(e)(iii), upfront 3792 fees and customary arranger fees) and any other Incremental Term Facility shall be on 3793 terms and pursuant to documentation to be determined; provided that, to the extent such 3794 terms and documentation are not consistent with the Initial Term Loans (except to the ex-3795 tent permitted by Section 2.19(e)(iii)), the covenants, events of default and guarantees of 3796 any such Incremental Term Facility shall not be materially more restrictive to the Bor-3797 rower, when taken as a whole, than the terms of the Initial Term Loans, unless (1) Lend-3798 ers under any then-existing Term Loans also receive the benefit of such more restrictive 3799 terms (it being understood to the extent that any covenant is added for the benefit of any 3800 Incremental Term Facility, no consent shall be required from the Administrative Agent or 3801 any Lender to the extent that such covenant is also added for the benefit of any corre-3802 sponding existing Term Loans), (2) any such provisions apply solely after the Latest Ma-3803 turity Date of any then-outstanding Term Loans or (3) such terms shall be reasonably sat-3804 isfactory to the Administrative Agent and the Borrower; 3805 (ii) any Incremental Revolving Increase and Incremental Revolving Loans shall be 3806 identical to, and pursuant to the same documentation applicable to the Revolving Credit Com-3807 mitments and the Revolving Loans; and 3808 (iii) the amortization schedule applicable to any Incremental Loans and the All-In 3809 Yield applicable to the Incremental Term Loans of each Class shall be determined by the Bor-3810 rower and the applicable Incremental Lenders and shall be set forth in each applicable Incremen-3811 tal Amendment and in the definitive documentation governing such Indebtedness; provided, how-3812 ever, that with respect to any Incremental Term Loans made under Incremental Term Commit-3813 ments, the All-In Yield applicable to such Incremental Term Loans shall not be greater than the 3814 applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the 3815 date of such calculation with respect to Initial Term Loans, plus 0.50% per annum unless the in-3816 terest rate (together with, as provided in the proviso below, the Eurocurrency or Base Rate floor) 3817 with respect to the Initial Term Loans is increased so as to cause the then applicable All-In Yield 3818 under this Agreement on the Initial Term Loans to equal the All-In Yield then applicable to the 3819 Incremental Term Loans minus 0.50%; provided if such Incremental Term Loan includes a Euro-3820 currency floor greater than 1.00% per annum or a Base Rate floor greater than 2.00% per annum, 3821 such differential between the Eurocurrency or Base Rate floors shall be equated to the applicable 3822 All-In Yield for purposes of determining whether an increase to the interest rate margin under the 3823

-84- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Initial Terms Loans shall be required, but only to the extent an increase in the Eurocurrency or 3824 Base Rate floor in the Initial Term Loans would cause an increase in the interest rate then in ef-3825 fect thereunder, and in such case, the Eurocurrency or Base Rate floor (but not the interest rate 3826 margin) applicable to the Initial Term Loans shall be increased to the extent of such differential 3827 between the Eurocurrency or Base Rate floors. 3828 (f) Incremental Amendment. Commitments in respect of Incremental Term Loans 3829 and Incremental Revolving Increase shall become Commitments (or in the case of an Incremental Revolv-3830 ing Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applica-3831 ble Revolving Credit Commitment), under this Agreement pursuant to an amendment (an “Incremental 3832 Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Bor-3833 rower, each Incremental Lender providing such Commitments and the Administrative Agent. The Incre-3834 mental Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such 3835 amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the 3836 reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Sec-3837 tion 2.19. The Borrower will use the proceeds of the Incremental Term Loans and Incremental Revolving 3838 Increases for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any 3839 Incremental Term Loans or Incremental Revolving Increase unless it so agrees. To the extent reasonably 3840 requested by the Administrative Agent, the Administrative Agent shall have received customary legal 3841 opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those 3842 delivered on the Closing Date under Section 3.1 (other than changes to such legal opinions resulting from 3843 a change in Law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the 3844 Administrative Agent). The Incremental Term Loans made pursuant to any Incremental Term Facility 3845 shall be added to (and form part of) each Borrowing of outstanding Term Loans under the respective 3846 Class so incurred on a pro rata basis (based on the principal amount of each Borrowing) so that each 3847 Lender under such Class will participate proportionately in each then outstanding Borrowing of Term 3848 Loans under such Class. 3849 (g) Reallocation of Revolving Credit Exposure. Upon any Incremental Facility 3850 Closing Date for an Incremental Revolving Increase pursuant to this Section 2.19, (a) if, on such date, 3851 there are any Revolving Loans under any Revolving Credit Facility, each of the Revolving Credit Lenders 3852 shall assign to each of the Incremental Revolving Credit Lenders, and each of the Incremental Revolving 3853 Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, 3854 such interests in the Incremental Revolving Loans outstanding on such Incremental Facility Closing Date 3855 as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolv-3856 ing Loans will be held by existing Revolving Credit Lenders and Incremental Revolving Credit Lenders 3857 ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such 3858 Incremental Revolving Increase to the Revolving Credit Commitments and (b) there shall be an automatic 3859 adjustment to the participations hereunder in Letters of Credit and Swingline Loans held by each Lender 3860 under the Revolving Credit Facilities so that each such Lender shares ratably in such participations in ac-3861 cordance with their revolving credit commitments under all Revolving Credit Facilities (after giving ef-3862 fect to the establishment of such Incremental Revolving Increase). The Administrative Agent and the 3863 Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment require-3864 ments contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the 3865 immediately preceding sentence. 3866 (h) This Section 2.19 shall supersede any provisions in Section 11.1 or 11.9 to the 3867 contrary. 3868

-85- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 2.20 Refinancing Amendments. 3869 (a) On one or more occasions after the Closing Date, the Borrower may obtain, from 3870 any Lender or any Additional Refinancing Lender, Credit Agreement Refinancing Indebtedness in respect 3871 of all or any portion of the Term Loans and the Revolving Loans (or unused Revolving Credit Commit-3872 ments) then outstanding under this Agreement (which for purposes of this Section 2.20(a) will be deemed 3873 to include any then outstanding Refinancing Term Loans or Incremental Term Loans), in the form of Re-3874 financing Term Loans, Refinancing Term Commitments, Refinancing Revolving Credit Commitments or 3875 Refinancing Revolving Loans pursuant to a Refinancing Amendment; provided that notwithstanding any-3876 thing to the contrary in this Section 2.20(a) or otherwise, (1) the borrowing and repayment (except for 3877 (A) payments of interest and fees at different rates on Refinancing Revolving Credit Commitments (and 3878 related outstandings), (B) repayments required upon the maturity date of the Refinancing Revolving Cred-3879 it Commitments and (C) repayment made in connection with a permanent repayment and termination of 3880 commitments (subject to clause (3) below)) of Loans with respect to Refinancing Revolving Credit 3881 Commitments after the date of obtaining any Refinancing Revolving Credit Commitments shall be made 3882 on a pro rata basis with all other Revolving Credit Commitments, (2) subject to the provisions of Sec-3883 tions 2.3(e) and 2.4(h) to the extent dealing with Swingline Loans and Letters of Credit which mature or 3884 expire after a maturity date when there exist Extended Revolving Credit Commitments with a longer ma-3885 turity date, all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Lend-3886 ers with Commitments in accordance with their percentage of the Revolving Credit Commitments (and 3887 except as provided in Sections 2.3(e) and 2.4(h), without giving effect to changes thereto on an earlier 3888 maturity date with respect to Swingline Loans and Letters of Credit theretofore incurred or issued), (3) the 3889 permanent repayment of Revolving Loans with respect to, and termination of, Refinancing Revolving 3890 Credit Commitments after the date of obtaining any Refinancing Revolving Credit Commitments shall be 3891 made on a pro rata basis with all other Revolving Credit Commitments, except that the Borrower shall be 3892 permitted to permanently repay and terminate commitments of any such Class on a better than a pro rata 3893 basis as compared to any other Class with a later maturity date than such Class and (4) assignments and 3894 participations of Refinancing Revolving Credit Commitments and Refinancing Revolving Loans shall be 3895 governed by the same assignment and participation provisions applicable to Revolving Credit Commit-3896 ments and Revolving Loans. 3897 (b) The effectiveness of any Refinancing Amendment shall be subject to the satisfac-3898 tion (or waiver in accordance with the terms of such Refinancing Amendment) on the date thereof of each 3899 of the conditions set forth in Section 3.2 and, to the extent reasonably requested by the Administrative 3900 Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and offic-3901 ers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opin-3902 ion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably sat-3903 isfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the 3904 Guaranty and Security Agreement and each other document granting a security interest in the Collateral 3905 as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agree-3906 ment Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents. 3907 (c) Each issuance of Credit Agreement Refinancing Indebtedness under Section 3908 2.20(a) shall be in an aggregate principal amount that is (x) not less than $10,000,000 and (y) an integral 3909 multiple of $1,000,000 in excess thereof. 3910 (d) Each of the parties hereto hereby agrees that this Agreement and the other Loan 3911 Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other 3912 Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit 3913 Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) make such other changes to this 3914 Agreement and the other Loan Documents consistent with the provisions and intent of Section 11.1(a)(1) 3915

-86- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 or the third paragraph of Section 11.1(a) (without the consent of the Required Lenders called for therein) 3916 and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be neces-3917 sary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the 3918 provisions of this Section 2.20, and the Required Lenders hereby expressly authorize the Administrative 3919 Agent to enter into any such Refinancing Amendment. 3920 (e) This Section 2.20 shall supersede any provisions in Section 11.1 or 11.9 to the 3921 contrary. 3922 Section 2.21 Extension of Term Loans; Extension of Revolving Loans. 3923 (a) Extension of Term Loans. The Borrower may at any time and from time to time 3924 request that all or a portion of the Term Loans of a given Class (each, an “Existing Term Loan Tranche”) 3925 be amended to extend the scheduled maturity date(s) with respect to all or a portion of any principal 3926 amount of such Term Loans (any such Term Loans which have been so amended, “Extended Term 3927 Loans”) and to provide for other terms consistent with this Section 2.21. In order to establish any Ex-3928 tended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a 3929 copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, a 3930 “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be es-3931 tablished, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche 3932 (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under 3933 such Existing Term Loan Tranche and (y) (except as to interest rates, fees, amortization, final maturity 3934 date, “AHYDO” payments, optional prepayments and redemptions, mandatory repayments, premium, 3935 required prepayment dates and participation in prepayments, which shall be determined by the Borrower 3936 and the Extending Term Lenders and set forth in the relevant Term Loan Extension Request), be substan-3937 tially identical to, or (taken as a whole) no more favorable to the Extending Term Lenders than those ap-3938 plicable to the Existing Term Loan Tranche subject to such Term Loan Extension Request (except for 3939 covenants or other provisions applicable only to periods after the Latest Maturity Date then in effect) (as 3940 reasonably determined by the Borrower), except that: (i) all or any of the scheduled amortization pay-3941 ments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amorti-3942 zation payments of principal of the Term Loans of such Existing Term Loan Tranche, to the extent pro-3943 vided in the applicable Extension Amendment; (ii) the All-In Yield, pricing, optional prepayment and 3944 redemptions, mandatory repayments and “AHYDO” payments with respect to the Extended Term Loans 3945 (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be 3946 different than the All-In Yield, pricing, optional prepayments and redemptions, mandatory repayments 3947 and “AHYDO” payments for the Term Loans of such Existing Term Loan Tranche, in each case, to the 3948 extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for 3949 other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on 3950 the effective date of the Extension Amendment (immediately prior to the establishment of such Extended 3951 Term Loans); and (iv) Extended Term Loans may have call protection as may be agreed by the Borrower 3952 and the Lenders thereof; provided that no Extended Term Loans may be optionally or mandatorily pre-3953 paid prior to the date on which all Term Loans with an earlier final stated maturity (including Term Loans 3954 under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such 3955 optional or mandatory prepayment is accompanied by a pro rata optional or mandatory prepayment of 3956 such other Term Loans; provided, further, that (A) no Event of Default shall have occurred and be contin-3957 uing at the time a Term Loan Extension Request is delivered to Lenders, (B) in no event shall the final 3958 maturity date of any Extended Term Loans of a given Term Loan Extension Series at the time of estab-3959 lishment thereof be earlier than the then Latest Maturity Date of any then-existing Term Loans hereunder, 3960 (C) the Weighted Average Life to Maturity of any Extended Term Loans of a given Term Loan Extension 3961 Series at the time of establishment thereof shall be no shorter (other than by virtue of amortization or pre-3962 payment of such Indebtedness prior to the time of incurrence of such Extended Term Loans) than the re-3963

-87- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 maining Weighted Average Life to Maturity of the applicable Existing Term Loan Tranche, (D) all doc-3964 umentation in respect of such Extension Amendment shall be consistent with the foregoing and (E) any 3965 Extended Term Loans may participate on a pro rata basis or less than a pro rata basis (but not greater than 3966 a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as 3967 specified in the respective Term Loan Extension Request. Any Extended Term Loans amended pursuant 3968 to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) 3969 of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans 3970 amended from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension 3971 Amendment, be designated as an increase in any previously established Term Loan Extension Series with 3972 respect to such Existing Term Loan Tranche (in which case scheduled amortization with respect thereto 3973 shall be proportionally increased). Each Term Loan Extension Series of Extended Term Loans incurred 3974 under this Section 2.21 shall be in an aggregate principal amount that is not less than $10,000,000 (or, if 3975 less, the entire principal amount of the Indebtedness being extended pursuant to this Section 2.21(a)). 3976 (b) Extension of Revolving Credit Commitments. The Borrower may, on behalf of 3977 the Borrower, at any time and from time to time request that all or a portion of the Revolving Credit 3978 Commitments of a given Class (each, an “Existing Revolver Tranche”) be amended to extend the Maturi-3979 ty Date with respect to all or a portion of any principal amount of such Revolving Credit Commitments 3980 (any such Revolving Credit Commitments which have been so amended, “Extended Revolving Credit 3981 Commitments”) and to provide for other terms consistent with this Section 2.21. In order to establish any 3982 Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative 3983 Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Re-3984 volver Tranche) (each, a “Revolver Extension Request”) setting forth the proposed terms of the Extended 3985 Revolving Credit Commitments to be established, which shall (x) be identical as offered to each Lender 3986 under such Existing Revolver Tranche (including as to the proposed interest rates and fees payable) and 3987 offered pro rata to each Lender under such Existing Revolver Tranche and (y) except as to interest rates, 3988 fees, optional redemption or prepayment terms, final maturity, and after the final maturity date, any other 3989 covenants and provisions (which shall be determined by the Borrower and the Extending Revolving Cred-3990 it Lenders and set forth in the relevant Revolver Extension Request), the Extended Revolving Credit 3991 Commitment extended pursuant to a Revolver Extension Request, and the related outstandings, shall be a 3992 Revolving Credit Commitment (or related outstandings, as the case may be) with such other terms sub-3993 stantially identical to, or taken as a whole, no more favorable to the Extending Revolving Credit Lender, 3994 as the original Revolving Credit Commitments (and related outstandings) except that: (i) the Maturity 3995 Date of the Extended Revolving Credit Commitments may be delayed to a later date than the Maturity 3996 Date of the Revolving Credit Commitments of such Existing Revolver Tranche, to the extent provided in 3997 the applicable Extension Amendment; (ii) the All-In Yield, pricing, optional prepayment or redemption 3998 terms, with respect to extensions of credit under the Extended Revolving Credit Commitments (whether 3999 in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different 4000 than the All-In Yield, pricing, optional redemption or prepayment terms for extensions of credit under the 4001 Revolving Credit Commitments of such Existing Revolver Tranche, in each case, to the extent provided 4002 in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants 4003 (as determined by the Borrower and Lenders extending) and terms that apply solely to any period after the 4004 Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately pri-4005 or to the establishment of such Extended Revolving Credit Commitments); and (iv) all borrowings under 4006 the applicable Revolving Credit Commitments (i.e., the Existing Revolver Tranche and the Extended Re-4007 volving Credit Commitments of the applicable Revolver Extension Series) and repayments and commit-4008 ment reductions thereunder shall be made on a pro rata basis (except for (I) payments of interest and fees 4009 at different rates on Extended Revolving Credit Commitments (and related outstandings), (II) repayments 4010 required upon the Maturity Date of the non-extending Revolving Credit Commitments and 4011 (III) repayments made in connection with a permanent repayment and termination of non-extended Re-4012 volving Credit Commitments); provided, further, that (A) no Event of Default shall have occurred and be 4013

-88- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 continuing at the time a Revolver Extension Request is delivered to Lenders, (B) in no event shall the fi-4014 nal maturity date of any Extended Revolving Credit Commitments of a given Revolver Extension Series 4015 at the time of establishment thereof be earlier than the Maturity Date of the applicable Existing Revolver 4016 Tranche, (C) any such Extended Revolving Credit Commitments (and the Liens securing the same) shall 4017 be permitted by the terms of any intercreditor agreement that is then in effect and (D) all documentation 4018 in respect of such Extension Amendment shall be consistent with the foregoing. Any Extended Revolv-4019 ing Credit Commitments amended pursuant to any Revolver Extension Request shall be designated a se-4020 ries (each, a “Revolver Extension Series”) of Extended Revolving Credit Commitments for all purposes 4021 of this Agreement; provided that any Extended Revolving Credit Commitments amended from an Exist-4022 ing Revolver Tranche may, to the extent provided in the applicable Extension Amendment, be designated 4023 as an increase in any previously established Revolver Extension Series with respect to such Existing Re-4024 volver Tranche. Each Revolver Extension Series of Extended Revolving Credit Commitments incurred 4025 under this Section 2.21 shall be in an aggregate principal amount that is not less than $10,000,000 (or, if 4026 less, the entire principal amount of the Indebtedness being extended pursuant to this Section 2.21(b)). 4027 (c) Extension Request. The Borrower shall provide the applicable Extension Re-4028 quest at least five Business Days prior to the date on which Lenders under the Existing Term Loan 4029 Tranche or Existing Revolver Tranche, as applicable, are requested to respond (or such shorter period as 4030 agreed by the Administrative Agent), and shall agree to such procedures, if any, as may be established by, 4031 or acceptable to, the Administrative Agent and the Borrower, in each case acting reasonably to accom-4032 plish the purposes of this Section 2.21. No Lender shall have any obligation to agree to have any of its 4033 Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans or any of its Re-4034 volving Credit Commitments amended into Extended Revolving Credit Commitments, as applicable, pur-4035 suant to any Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche 4036 (each, an “Extending Term Lender”) wishing to have all or a portion of its Term Loans under the Existing 4037 Term Loan Tranche subject to such Extension Request amended into Extended Term Loans and any Re-4038 volving Credit Lender (each, an “Extending Revolving Credit Lender”) wishing to have all or a portion of 4039 its Revolving Credit Commitments under the Existing Revolver Tranche subject to such Extension Re-4040 quest amended into Extended Revolving Credit Commitments, as applicable, shall notify the Administra-4041 tive Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of 4042 the amount of its Term Loans under the Existing Term Loan Tranche or Revolving Credit Commitments 4043 under the Existing Revolver Tranche, as applicable, which it has elected to request be amended into Ex-4044 tended Term Loans or Extended Revolving Credit Commitments, as applicable (subject to any minimum 4045 denomination requirements imposed by the Administrative Agent). In the event that the aggregate princi-4046 pal amount of Term Loans under the Existing Term Loan Tranche or Revolving Credit Commitments un-4047 der the Existing Revolver Tranche, as applicable, in respect of which applicable Term Lenders or Revolv-4048 ing Credit Lenders, as the case may be, shall have accepted the relevant Extension Request exceeds the 4049 amount of Extended Term Loans or Extended Revolving Credit Commitments, as applicable, requested to 4050 be extended pursuant to the Extension Request, Term Loans or Revolving Credit Commitments, as appli-4051 cable, subject to Extension Elections shall be amended to Extended Term Loans or Revolving Credit 4052 Commitments, as applicable, on a pro rata basis (subject to rounding by the Administrative Agent, which 4053 shall be conclusive) based on the aggregate principal amount of Term Loans or Revolving Credit Com-4054 mitments, as applicable, included in each such Extension Election. 4055 (d) Extension Amendment. Extended Term Loans and Extended Revolving Credit 4056 Commitments shall be established pursuant to an amendment (each, an “Extension Amendment”) to this 4057 Agreement among the Borrower, the Administrative Agent and each Extending Term Lender or Extend-4058 ing Revolving Credit Lender, as applicable, providing an Extended Term Loan or Extended Revolving 4059 Credit Commitment, as applicable, thereunder, which shall be consistent with the provisions set forth in 4060 Section 2.21(a) or 2.21(b) above, respectively (but which shall not require the consent of any other Lend-4061 er). The effectiveness of any Extension Amendment shall be subject to the satisfaction (or waiver in ac-4062

-89- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 cordance with such Extension Amendment) on the date thereof of each of the conditions set forth in Sec-4063 tion 3.2 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administra-4064 tive Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered 4065 on the Closing Date other than changes to such legal opinion resulting from a change in law, change in 4066 fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) 4067 reaffirmation agreements and/or such amendments to the Guaranty and Security Agreement and each oth-4068 er document granting a security interest in the Collateral as may be reasonably requested by the Adminis-4069 trative Agent in order to ensure that the Extended Term Loans or Extended Revolving Credit Commit-4070 ments, as applicable, are provided with the benefit of the applicable Loan Documents. The Administra-4071 tive Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each 4072 of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended 4073 pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to 4074 the extent) necessary to (i) reflect the existence and terms of the Extended Term Loans or Extended Re-4075 volving Credit Commitments, as applicable, incurred pursuant thereto, (ii) modify the scheduled repay-4076 ments set forth in Section 2.6 with respect to any Existing Term Loan Tranche subject to an Extension 4077 Election to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to 4078 the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Exten-4079 sion (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans re-4080 quired pursuant to Section 2.6), (iii) modify the prepayments set forth in Sections 2.7 and 2.8 to reflect 4081 the existence of the Extended Term Loans and the application of prepayments with respect thereto, 4082 (iv) make such other changes to this Agreement and the other Loan Documents consistent with the provi-4083 sions and intent of Section 11.1(a)(1) or the third paragraph of Section 11.1(a) (without the consent of the 4084 Required Lenders called for therein) and (v) effect such other amendments to this Agreement and the oth-4085 er Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative 4086 Agent and the Borrower, to effect the provisions of this Section 2.21, and the Required Lenders hereby 4087 expressly authorize the Administrative Agent to enter into any such Extension Amendment. 4088 (e) No Prepayment. No conversion or extension of Loans or Commitments pursuant 4089 to any Extension Amendment in accordance with this Section 2.21 shall constitute a voluntary or manda-4090 tory prepayment or repayment for purposes of this Agreement. This Section 2.21 shall supersede any 4091 provisions in Section 11.1 or 11.19 to the contrary. 4092 ARTICLE 3 4093 4094 CONDITIONS TO LOANS AND LETTERS OF CREDIT 4095 Section 3.1 Conditions Precedent to Effectiveness of the Credit Agreement on the Closing 4096 Date. The effectiveness of this Agreement on the Closing Date is subject to the satisfaction or due waiver 4097 of each of the following conditions precedent on or before April 1, 2015: 4098 (a) Certain Documents. The Administrative Agent shall have received on or prior to 4099 the Closing Date each of the following, each dated the Closing Date unless otherwise agreed by 4100 the Administrative Agent, in form and substance reasonably satisfactory to the Administrative 4101 Agent and each Lender: 4102 (i) this Agreement duly executed by the Borrower and, for the account of 4103 each Lender having requested the same by notice to the Administrative Agent and the 4104 Borrower received by each at least 3 Business Days prior to the Closing Date (or such 4105 later date as may be agreed by the Borrower), Notes in each applicable Facility conform-4106 ing to the requirements set forth in Section 2.14(e); 4107

-90- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (ii) the Guaranty and Security Agreement, duly executed by the Borrower 4108 and each Guarantor, together with (A) copies of recent UCC, Intellectual Property and 4109 other appropriate search reports and of all effective prior filings listed therein, together 4110 with evidence of the termination of such prior filings other than Permitted Liens and oth-4111 er documents with respect to the priority of the security interest of the Administrative 4112 Agent in the Collateral (other than filings relating to Permitted Liens), in each case as 4113 may be reasonably requested by the Administrative Agent, (B) all documents represent-4114 ing all certificated Securities being pledged pursuant to such Guaranty and Security 4115 Agreement and related undated powers or endorsements duly executed in blank and (C) a 4116 duly executed counterpart of the Perfection Certificate; 4117 (iii) a customary written opinion of Kirkland & Ellis LLP, counsel to the Bor-4118 rower and each other Loan Party, addressed to the Administrative Agent, the L/C Issuers 4119 and the Lenders, and addressing such matters as the Administrative Agent may reasona-4120 bly request; 4121 (iv) a duly executed favorable opinion letter of FCC counsel to the Loan Par-4122 ties, addressed to the Administrative Agent, the L/C Issuers and the Lenders and address-4123 ing such matters as the Administrative Agent may reasonably request; 4124 (v) a copy of each Constituent Document of each Loan Party that is on file 4125 with any Governmental Authority in any jurisdiction, certified as of a recent date by such 4126 Governmental Authority, together with, if applicable, certificates attesting to the good 4127 standing of such Loan Party in such jurisdiction; 4128 (vi) a certificate of the secretary or other officer of each Loan Party in charge 4129 of maintaining books and records of such Loan Party certifying as to (A) the names and 4130 signatures of each officer of such Loan Party authorized to execute and deliver any Loan 4131 Document, (B) the Constituent Documents of such Loan Party attached to such certificate 4132 are complete and correct copies of such Constituent Documents as in effect on the date of 4133 such certification (or, for any such Constituent Document delivered pursuant to clause (v) 4134 above, that there have been no changes from such Constituent Document so delivered) 4135 and (C) the resolutions of such Loan Party’s board of directors or other appropriate gov-4136 erning body approving and authorizing the execution, delivery and performance of each 4137 Loan Document to which such Loan Party is a party; 4138 (vii) a certificate of a Responsible Officer of the Borrower to the effect that 4139 (A) each condition set forth in Section 3.2(b) has been satisfied and (B) attached thereto 4140 are complete and correct copies of each Related Document (other than the payoff letter 4141 for the Existing Credit Agreement); and 4142 (viii) insurance certificates in form and substance reasonably satisfactory to 4143 the Administrative Agent demonstrating that the insurance policies required by Sec-4144 tion 7.5 are in full force and effect and have all endorsements required by Section 7.5. 4145 (b) Fee and Expenses. There shall have been paid to the Administrative Agent, for 4146 the account of the Administrative Agent, its Related Persons, any L/C Issuer or any Lender, as the 4147 case may be, all fees and all reimbursements of costs or expenses, in each case due and payable 4148 under any Loan Document on or before the Closing Date. 4149

-91- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (c) Consents. Each Group Member shall have received all consents and authoriza-4150 tions required pursuant to any material Contractual Obligation with any other Person and shall 4151 have obtained all Permits of, and effected all notices to and filings with, any Governmental Au-4152 thority including, without limitation, the FCC, in each case, as may be necessary in connection 4153 with the consummation of the transactions contemplated in any Loan Document or Related Doc-4154 ument (including the Related Transactions). 4155 (d) Related Transactions. The Administrative Agent shall be reasonably satisfied 4156 that, (i) subject only the funding of the initial Loans hereunder and the use of proceeds thereof, 4157 (A) all obligations under the Existing Credit Agreement will have been repaid in full, as evi-4158 denced by payoff letter duly executed and delivered by the applicable Loan Parties and the Exist-4159 ing Agent and (B) an amount sufficient for the discharge the principal of the Existing Senior Un-4160 secured Notes, as well as to pay redemption premium and any accrued and unpaid interest rele-4161 vant to the redemption date, shall have been deposited with the trustee for the Existing Senior 4162 Unsecured Notes and (ii) the Senior Notes will be issued concurrently with the funding of the ini-4163 tial Loans hereunder and the use of proceeds thereof in accordance with the Disclosure Docu-4164 ments and the Borrower will receive gross proceeds thereof in an amount not less than 4165 $300,000,000. 4166 (e) [Reserved]. 4167 (f) Evidence of Solvency. A certificate of the Chief Financial Officer of the Bor-4168 rower, attesting that the Borrower and its Subsidiaries, on a consolidated basis, after incurring the 4169 indebtedness contemplated by the Facilities on the Closing Date and the incurrence of the Senior 4170 Notes and the application of proceeds thereof, are Solvent. 4171 (g) No Material Adverse Effect. Since December 31, 2014, there shall not have oc-4172 curred any Material Adverse Effect. 4173 Section 3.2 Conditions Precedent to Each Loan and Letter of Credit and to Effectiveness of 4174 the Credit Agreement. The (x) obligation of each Lender on any date (including the Closing Date) to 4175 make any Loan (other than an Incremental Term Loan which are only subject to the conditions set forth in 4176 Section 2.19) and of each L/C Issuer on any date (including the Closing Date) to Issue any Letter of Cred-4177 it and (y) the effectiveness of the Credit Agreement on the Closing Date to the extent that there are no 4178 extensions of credit under the Credit Agreement on the Closing Date, in each case, is subject to the satis-4179 faction of each of the following conditions precedent: 4180 (a) Request. The Administrative Agent (and, in the case of any Issuance, the rele-4181 vant L/C Issuer) shall have received, to the extent required by Article 2, a written, timely and duly 4182 executed and completed Notice of Borrowing, Swingline Request or, as the case may be, L/C Re-4183 quest; provided that no Notice of Borrowing, Swingline Request or L/C Request shall be required 4184 on the Closing Date to the extent that there are no extensions of credit under the Credit Agree-4185 ment requested for the Closing Date. 4186 (b) Representations and Warranties; No Defaults. The following statements shall be 4187 true on such date, both before and after giving effect to such Loan or, as applicable, such Issu-4188 ance: (i) the representations and warranties set forth in any Loan Document shall be true and cor-4189 rect (A) if such date is the Closing Date, on and as of such date and (B) otherwise, in all material 4190 respects (but in all respects if such representation or warranty is qualified by “material” or “Mate-4191 rial Adverse Effect”) on and as of such date or, to the extent such representations and warranties 4192

-92- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 expressly relate to an earlier date, on and as of such earlier date and (ii) no Default or Event of 4193 Default shall be continuing. 4194 The representations and warranties set forth in any Notice of Borrowing, Swingline Request or L/C Re-4195 quest (or any certificate delivered in connection therewith) shall be deemed to be made again on and as of 4196 the date of the relevant Loan or Issuance and the acceptance of the proceeds thereof or of the delivery of 4197 the relevant Letter of Credit. 4198 Section 3.3 Determinations of Initial Borrowing Conditions. For purposes of determining 4199 compliance with the conditions specified in Section 3.1, each Lender shall be deemed to be satisfied with 4200 each document and each other matter required to be satisfactory to such Lender unless, prior to the Clos-4201 ing Date, the Administrative Agent receives notice from such Lender specifying such Lender’s objections 4202 and such Lender has not made available its Pro Rata Share of any Borrowing scheduled to be made on the 4203 Closing Date. 4204 Section 3.4 Post-Closing Covenant. Notwithstanding anything to the contrary contained in 4205 this Agreement, and the other Loan Documents, the parties hereto acknowledge and agree that the Loan 4206 Parties shall take the actions specified in Schedule 3.4 as promptly as reasonably practicable, and in any 4207 event within the periods after the Closing Date specified in said Schedule 3.4. The provisions of said 4208 Schedule 3.4 shall be deemed incorporated by reference herein as fully as if set forth herein in their en-4209 tirety. 4210 ARTICLE 4 4211 4212 REPRESENTATIONS AND WARRANTIES 4213 To induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the 4214 Loan Documents, the Borrower (and, to the extent set forth in any other Loan Document, each other Loan 4215 Party) represents and warrants to each of them each of the following on and as of each date applicable 4216 pursuant to Section 3.2: 4217 Section 4.1 Corporate Existence; Compliance with Law. The Borrower and each Restricted 4218 Subsidiary (a) is duly organized, validly existing and in good standing (or applicable equivalent thereof) 4219 under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign entity 4220 and in good standing (or applicable equivalent thereof) under the laws of each jurisdiction where such 4221 qualification is necessary, except where the failure to be so qualified or in good standing would not, in the 4222 aggregate, have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to 4223 own, pledge, mortgage and operate its property, to lease or sublease any property it operates under lease 4224 or sublease and to conduct its business as now or currently proposed to be conducted except as would not, 4225 individually or in the aggregate, have a Material Adverse Effect, (d) is in compliance with its Constituent 4226 Documents, (e) is in compliance with all applicable Requirements of Law except where the failure to be 4227 in compliance would not have a Material Adverse Effect and (f) has all necessary Permits from or by, has 4228 made all necessary filings with, and has given all necessary notices to, each Governmental Authority hav-4229 ing jurisdiction, to the extent required for such ownership, lease, sublease, operation, occupation or con-4230 duct of business, except where the failure to obtain such Permits, make such filings or give such notices 4231 would not, in the aggregate, have a Material Adverse Effect. 4232 Section 4.2 Loan Documents and Related Documents. 4233 (a) Power and Authority. The execution, delivery and performance by each Loan 4234 Party of the Loan Documents to which it is a party and the consummation of the Related Transactions and 4235

-93- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 other transactions contemplated therein (i) are within such Loan Party’s corporate or similar powers and, 4236 at the time of execution thereof, have been duly authorized by all necessary corporate and similar action 4237 (including, if applicable, consent of holders of its Securities), (ii) do not (A) contravene such Loan Party’s 4238 Constituent Documents, (B) violate any applicable Requirement of Law, (C) conflict with, contravene, 4239 constitute a default or breach under, or result in or permit the termination or acceleration of, any material 4240 Contractual Obligation of any Loan Party or any of its Subsidiaries (including other Loan Documents) 4241 other than those that would not, in the aggregate, have a Material Adverse Effect or (D) result in the im-4242 position of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of its Sub-4243 sidiaries and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent 4244 of, or notice to, any Person, other than (A) with respect to the Loan Documents, the filings required to 4245 perfect the Liens created by the Loan Documents and (B) those listed on Schedule 4.2 and that have been, 4246 or will be prior to the Closing Date, obtained or made, copies of which have been, or will be prior to the 4247 Closing Date, delivered to the Administrative Agent, and each of which on the Closing Date will be in 4248 full force and effect. 4249 (b) Due Execution and Delivery. From and after its delivery to the Administrative 4250 Agent and, each Loan Document has been duly executed and delivered to the other parties thereto by each 4251 Loan Party party thereto, is the legal, valid and binding obligation of such Loan Party and is enforceable 4252 against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, 4253 reorganization moratorium or similar laws limiting creditors’ rights generally and subject to general prin-4254 ciples of equity, regardless of whether considered in a proceeding in equity or at law. 4255 Section 4.3 Ownership of Group Members. Set forth on Schedule 4.3 is a complete and ac-4256 curate list showing, as of the Closing Date, for each Group Member and each Subsidiary of any Group 4257 Member and each joint venture of any of them, its jurisdiction of organization, the number of shares of 4258 each class of Stock authorized (if applicable) on the Closing Date, the number outstanding on the Closing 4259 Date and, other than for the Borrower, the number and percentage of the outstanding shares of each such 4260 class owned (directly or indirectly) by the Borrower. All outstanding Stock of each of them has been val-4261 idly issued, is fully paid and non-assessable (to the extent applicable) and, except in the case of the Bor-4262 rower, is owned beneficially and of record by a Group Member, free and clear of all Liens other than 4263 Permitted Liens. 4264 Section 4.4 Financial Statements. 4265 (a) Each of the audited Consolidated balance sheet of the Borrower as at December 4266 31, 2014, and the related Consolidated statements of income, retained earnings and cash flows of the Bor-4267 rower for the Fiscal Year then ended, certified by McGladrey LLP, copies of which have been furnished 4268 to the Administrative Agent, fairly present in all material respects the Consolidated financial position, 4269 results of operations and cash flow of the Borrower as at the dates indicated and for the periods indicated 4270 in accordance with GAAP. 4271 (b) The Initial Projections have been prepared by the Borrower in light of the past 4272 operations of the Business and reflect projections for the five year period beginning on January 1, 2015 on 4273 a quarterly basis for the first year and on a year-by-year basis thereafter. As of the Closing Date, the Ini-4274 tial Projections are based upon estimates and assumptions stated therein, all of which the Borrower be-4275 lieves to be reasonable and fair in light of conditions and facts known to the Borrower as of the Closing 4276 Date and reflect the good faith, reasonable and fair estimates by the Borrower of the future Consolidated 4277 financial performance of the Borrower and the other information projected therein for the periods set forth 4278 therein; it being understood, however, that the Initial Projections are as to future events and are not to be 4279 viewed as facts, that the Initial Projections are subject to significant uncertainties and contingencies, many 4280 of which are beyond the Borrower’s control, that no assurance can be given that any particular Initial Pro-4281

-94- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 jections will be realized and that actual results during the period or periods covered by any such Initial 4282 Projections may differ significantly from the projected results and such differences may be material. 4283 Section 4.5 Material Adverse Effect. Since the Closing Date, there have been no events, cir-4284 cumstances, developments or other changes in facts that would, in the aggregate, have a Material Adverse 4285 Effect. 4286 Section 4.6 Solvency. Both immediately before and after giving effect to (a) the Loans and 4287 Letters of Credit made or Issued on or prior to the date this representation and warranty is made, (b) the 4288 disbursement of the proceeds of such Loans, (c) the consummation of the Related Transactions and (d) 4289 the payment and accrual of all transaction costs in connection with the foregoing, the Loan Parties, on a 4290 consolidated basis, are Solvent. 4291 Section 4.7 Litigation. Except as set forth in Schedule 4.7 there are no pending (or, to the 4292 knowledge of the Borrower or any Restricted Subsidiary, threatened in writing) actions, investigations, 4293 suits, proceedings, audits, claims, demands, orders or disputes affecting the Borrower or any of its Sub-4294 sidiaries with, by or before any Governmental Authority other than those that would not reasonably be 4295 expected to affect the Obligations, the Loan Documents, the Letters of Credit, the Related Transactions 4296 and would not, in the aggregate, have a Material Adverse Effect. 4297 Section 4.8 Taxes. Except as could not, individually or in the aggregate, reasonably be ex-4298 pected to have a Material Adverse Effect, (a) each of the Borrower and the Restricted Subsidiaries has 4299 filed all Tax returns required to be filed by it and has timely paid all Taxes payable by it (whether or not 4300 shown on a Tax return and including in its capacity as withholding agent) that have become due, other 4301 than those being contested in good faith and by proper proceedings if it has maintained adequate reserves 4302 (in the good faith judgment of management of the Borrower, the Borrower or such Restricted Subsidiary, 4303 as applicable) with respect thereto in accordance with GAAP and (b) each of the Borrower and the Re-4304 stricted Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of manage-4305 ment of the Borrower or such Restricted Subsidiary, as applicable) in accordance with GAAP for the 4306 payment of all Taxes not yet due and payable. There is no current or proposed Tax assessment, deficien-4307 cy or other claim against the Borrower or any Restricted Subsidiary that would reasonably be expected, 4308 individually or in the aggregate, to have a Material Adverse Effect. 4309 Section 4.9 Margin Regulations. The Borrower is not engaged in the business of extending 4310 credit for the purpose of, and no proceeds of any Loan or other extensions of credit hereunder will be used 4311 for the purpose of, buying or carrying margin stock (within the meaning of Regulation U of the Federal 4312 Reserve Board) or extending credit to others for the purpose of purchasing or carrying any such margin 4313 stock, in each case in contravention of Regulation T, U or X of the Federal Reserve Board. 4314 Section 4.10 No Burdensome Obligations; No Defaults. Neither the Borrower nor any Re-4315 stricted Subsidiary is a party to any Contractual Obligation or has Constituent Documents containing ob-4316 ligations, and, to the knowledge of any Group Member, there are no applicable Requirements of Law, in 4317 each case the compliance with which would have, in the aggregate, a Material Adverse Effect. Neither 4318 the Borrower nor any Restricted Subsidiary (and, to the knowledge of Borrower and each Restricted Sub-4319 sidiary, no other party thereto) is in default under or with respect to any Contractual Obligation of any 4320 Group Member, other than those that would not, in the aggregate, have a Material Adverse Effect. 4321 Section 4.11 Investment Company Act. Neither the Borrower nor any Restricted Subsidiary is 4322 an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an 4323 “investment company,” as such terms are defined in the Investment Company Act of 1940. 4324

-95- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 4.12 Labor Matters. There are no strikes, work stoppages, slowdowns or lockouts ex-4325 isting, pending (or, to the knowledge of the Borrower or any Restricted Subsidiary, threatened) against 4326 any the Borrower or any Restricted Subsidiary, except, for those that would not, in the aggregate, have a 4327 Material Adverse Effect. Except as set forth on Schedule 4.12, as of the Closing Date, (a) there is no col-4328 lective bargaining or similar agreement with any union, labor organization, works council or similar rep-4329 resentative covering any employee of the Borrower or any Restricted Subsidiary, (b) no petition for certi-4330 fication or election of any such representative is existing or pending with respect to any employee of the 4331 Borrower or any Restricted Subsidiary and (c) to the knowledge of the Borrower or any Restricted Sub-4332 sidiary, no such representative has sought certification or recognition with respect to any employee of 4333 Restricted Subsidiary. 4334 Section 4.13 ERISA. Schedule 4.13 sets forth, as of the Closing Date, a complete and correct 4335 list of, and that separately identifies, (a) all Title IV Plans sponsored, maintained or contributed to by Bor-4336 rower or any Restricted Subsidiary and (b) all Multiemployer Plans contributed to by Borrower or any 4337 Restricted Subsidiary. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt 4338 status under Section 401 or 501 of the Code or other Requirements of Law so qualifies. Except for those 4339 that would not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance 4340 with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing 4341 or pending (or to the knowledge of any Group Member, threatened) claims (other than routine claims for 4342 benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving 4343 any Benefit Plan to which the Borrower or any Restricted Subsidiary incurs or otherwise has or could 4344 have an obligation or any Liability and (z) no ERISA Event is reasonably expected to occur. 4345 Section 4.14 Environmental Matters. Except as set forth on Schedule 4.14, (a) the operations 4346 of the Borrower and each Restricted Subsidiary are and have been in compliance with all applicable Envi-4347 ronmental Laws, including obtaining, maintaining and complying with all Permits required by any appli-4348 cable Environmental Law, other than non-compliances that, in the aggregate, would not have a reasonable 4349 likelihood of resulting in a Material Adverse Effect, (b) neither the Borrower nor any Restricted Subsidi-4350 ary is party to, and neither the Borrower nor any Restricted Subsidiary and no real property currently (or 4351 to the knowledge of the Borrower or any Restricted Subsidiary previously) owned, leased, subleased, op-4352 erated or otherwise occupied by or for Borrower or any Restricted Subsidiary is subject to or the subject 4353 of, any Contractual Obligation or any pending (or, to the knowledge of the Borrower or any Restricted 4354 Subsidiary, threatened) order, action, investigation, suit, proceeding, audit, claim, demand, dispute or no-4355 tice of violation or of potential liability or similar notice under or pursuant to any Environmental Law 4356 other than those that, in the aggregate, are not reasonably likely to result in a Material Adverse Effect, (c) 4357 no Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities 4358 has attached to any property of the Borrower or any Restricted Subsidiary and, to the knowledge of the 4359 Borrower or any Restricted Subsidiary, no facts, circumstances or conditions exist that could reasonably 4360 be expected to result in any such Lien attaching to any such property, (d) neither the Borrower nor any 4361 Restricted Subsidiary has caused or suffered to occur a Release of Hazardous Materials at, to or from any 4362 real property of the Borrower or any Restricted Subsidiary and each such real property is free of contami-4363 nation by any Hazardous Materials except for such Release or contamination that could not reasonably be 4364 expected to result, in the aggregate, in a Material Adverse Effect, and (e) neither the Borrower nor any 4365 Restricted Subsidiary (i) is or has been engaged in, or has permitted any current or former tenant to en-4366 gage in, operations, or (ii) knows of any facts, circumstances or conditions, including receipt of any in-4367 formation request or notice of potential responsibility under CERCLA or similar Environmental Laws, 4368 that, in the aggregate, would have a reasonable likelihood of resulting in a Material Adverse Effect. 4369 Section 4.15 Intellectual Property. The Borrower and each Restricted Subsidiary owns or li-4370 censes all Intellectual Property that is necessary for the operations of its businesses. To the knowledge of 4371 the Borrower and each Restricted Subsidiary, (a) the conduct and operations of the businesses of Borrow-4372

-96- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 er and each Restricted Subsidiary does not infringe, misappropriate, dilute, violate or otherwise impair 4373 any Intellectual Property owned by any other Person and (b) no other Person has contested any right, title 4374 or interest of the Borrower or any Restricted Subsidiary in, or relating to, any Intellectual Property, other 4375 than, in each case, as cannot reasonably be expected to affect the Loan Documents and the transactions 4376 contemplated therein and would not, in the aggregate, have a Material Adverse Effect. In addition, (x) 4377 there are no pending (or, to the knowledge of the Borrower or any Restricted Subsidiary, threatened) ac-4378 tions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting Borrower or 4379 any Restricted Subsidiary with respect to, (y) no judgment or order regarding any such claim has been 4380 rendered by any competent Governmental Authority, no settlement agreement or similar Contractual Ob-4381 ligation has been entered into by the Borrower or any Restricted Subsidiary, with respect to and (z) nei-4382 ther the Borrower nor any Restricted Subsidiary knows or has any reason to know of any valid basis for 4383 any claim based on, any such infringement, misappropriation, dilution, violation or impairment or contest, 4384 other than, in each case, as cannot reasonably be expected to affect the Loan Documents and the transac-4385 tions contemplated therein and would not, in the aggregate, have a Material Adverse Effect. 4386 Section 4.16 Title; Real Property. 4387 (a) The Borrower and each Restricted Subsidiary has good and marketable fee sim-4388 ple title to all owned real property and valid leasehold interests in all leased real property, and owns all 4389 personal property, in each case that is purported to be owned or leased by it, including those reflected on 4390 the most recent Financial Statements delivered by the Borrower, and none of such property is subject to 4391 any Lien except Permitted Liens and such other Liens as the Administrative Agent may reasonably ap-4392 prove. 4393 (b) Set forth on Schedule 4.16(b) is, as of the Closing Date, (i) a complete and accu-4394 rate list of all real property owned in fee simple by Borrower or any Restricted Subsidiary, (ii) any lease, 4395 sublease, license or sublicense of real property owned in fee simple by any Group Member and (iii) for 4396 each such real property that the Administrative Agent has requested be subject to a Mortgage, each Con-4397 tractual Obligation by the Borrower or any Restricted Subsidiary, whether contingent or otherwise, to Sell 4398 such real property. 4399 (c) No Loan Party has received any notice of, nor has any knowledge of, the occur-4400 rence or pendency or contemplation of any Property Loss Event affecting all or any portion of its proper-4401 ty. No Mortgage encumbers improved real property that is located in an area that has been identified by 4402 the Secretary of Housing and Urban Development as an area having special flood hazards within the 4403 meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has 4404 been obtained. 4405 Section 4.17 Full Disclosure. The written information prepared or furnished by or on behalf 4406 of the Borrower or any Restricted Subsidiary in connection with any Loan Document or Related Docu-4407 ment (including the information contained in any Financial Statement) is or will be, when furnished, 4408 complete and correct in all material respects (after giving effect to all supplements thereto) and does not 4409 or will not, when furnished, taken as a whole, contain any untrue statement of a material fact or omit to 4410 state a material fact necessary to make the statements contained therein, in light of the circumstances 4411 when made, not misleading. The projections, budgets, estimates and other forward looking information 4412 and information of a general economic or general industry nature that have been made available to the 4413 Administrative Agent or any Lender are excluded from the scope of the preceding sentence. All projec-4414 tions that are part of such information (including those set forth in any projections delivered subsequent to 4415 the Closing Date) are based upon good faith estimates and stated assumptions believed to be reasonable 4416 and fair as of the date made in light of conditions and facts then known and, as of such date, reflect good 4417 faith, reasonable and fair estimates of the information projected for the periods set forth therein (it being 4418

-97- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 understood and agreed that the projections are not to be viewed as facts or a guarantee of financial per-4419 formance and actual results may differ from financial projections and such differences may be material). 4420 Section 4.18 Patriot Act and Other Specified Laws. Neither the Borrower nor any Restricted 4421 Subsidiary (and, to the knowledge of each of the Borrower and its Restricted Subsidiaries, no joint ven-4422 ture or subsidiary thereof) is in violation in any material respects of any United States Requirements of 4423 Law relating to terrorism, sanctions or money laundering (the “Anti-Terrorism Laws”), including the 4424 United States Executive Order No. 13224 on Terrorist Financing (the “Anti-Terrorism Order”), the Trad-4425 ing with the Enemy Act, as amended, and each of the foreign assets control regulations of the United 4426 States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legisla-4427 tion or executive order relating thereto, and the Patriot Act. No part of the proceeds of any Loans will be 4428 used, directly or indirectly, for any payments to any government official or employee, political party, of-4429 ficial of a political party, candidate for political office, or anyone else acting in an official capacity, in 4430 order to obtain, retain or direct business or obtain any improper advantage, in violation of the United 4431 States Foreign Corrupt Practices Act of 1977, as amended. None of the Restricted Subsidiaries is named 4432 on the list of Specially Designated Nationals and Blocked Persons maintained by the United States De-4433 partment of Treasury Office of Foreign Assets Control. Neither the Borrower nor any Restricted Subsidi-4434 ary (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Sec-4435 tion 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions 4436 With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) 4437 engages in any dealings or transactions prohibited by Section 2 of such Executive Order, or is otherwise 4438 associated with any such Person in any manner that violates such Section 2, or (iii) is a Person on the list 4439 of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under 4440 any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. 4441 Section 4.19 [Intentionally Omitted]. 4442 Section 4.20 [Intentionally Omitted]. 4443 Section 4.21 Radio Station Licenses and FCC Licenses. As of the Closing Date, Schedule 4444 4.21 lists all Radio Station Licenses and FCC Licenses, and the Loan Party that is the licensee of each 4445 such Radio Station License or FCC License. 4446 Section 4.22 FCC Matters. 4447 (a) Except as set forth on Schedule 4.22, to the best knowledge of the Borrower and 4448 its Restricted Subsidiaries, and after giving effect to any Permitted Acquisition, the operation of the busi-4449 nesses of the Borrower and its Restricted Subsidiaries complies and has complied in all material respects 4450 with the Communications Act of 1934, as amended, and the rules, orders, regulations and other applicable 4451 requirements of the FCC (including without limitation the FCC’s rules, regulations and published policies 4452 relating to the operation of transmitting and studio equipment) (collectively, the “Communications 4453 Laws”). 4454 (b) The Radio Station Licenses are all of the material licenses, Permits, permissions 4455 and other authorizations used or necessary to operate the Radio Stations as currently operated by the Bor-4456 rower and its Restricted Subsidiaries, and, all Radio Station Licenses and FCC Licenses shall be validly 4457 held in the name of the Borrower or one of its Subsidiaries or, in the case of those Radio Station Licenses 4458 or FCC Licenses being acquired in any Permitted Acquisition, an application has been made and is pend-4459 ing with the FCC for the granting of all necessary consents to the assignment of such Radio Station Li-4460 censes or FCC Licenses to the Borrower or certain of its Subsidiaries. To the extent acquired in a Permit-4461 ted Acquisition all acquired Radio Station Licenses and FCC Licenses have been provided to the Admin-4462

-98- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 istrative Agent prior to the consummation thereof. The Radio Station Licenses and FCC Licenses that 4463 have been issued are in full force and effect, are valid for the balance of the current license term, are un-4464 impaired by any act or omissions of the Borrower, its Subsidiaries or any of their employees, agents, of-4465 ficers, directors or stockholders or to the best knowledge of Borrower, the current holders of licenses that 4466 are to be acquired in connection with any Permitted Acquisition, and are free and clear of any material 4467 restrictions that might limit the full operation of the Radio Stations or the Business operated by the Bor-4468 rower and its Restricted Subsidiaries, and have been so unimpaired for the full current license term. Ex-4469 cept as set forth on Schedule 4.22, there are no applications, proceedings or complaints pending or, to the 4470 Borrower’s best knowledge, threatened that may have a Material Adverse Effect. The Borrower is not 4471 aware of any reason why those of the Radio Station Licenses or FCC Licenses subject to expiration might 4472 not be renewed in the ordinary course or of any reason why any of the Radio Station Licenses or FCC 4473 Licenses might be revoked. No renewal of any Radio Station License or FCC Licenses would constitute a 4474 major federal action having a significant effect on the human environment under Section 1.1305 or 4475 1.1307(b) of the FCC’s rules. All information contained in any pending applications for modification, 4476 extension or renewal of the Radio Station Licenses, FCC Licenses or other applications filed with the 4477 FCC by Borrower or any of its Subsidiaries is true, complete and accurate in all material respects. All in-4478 formation contained in any application for consent to assignment of licenses, an application for consent to 4479 transfer control of licenses or substantially similar applications filed with the FCC in connection with any 4480 Permitted Acquisition is true, complete and accurate in all material respects. 4481 (c) None of the Loan Parties owns a daily newspaper or conducts any business other 4482 than the ownership, management, or operation of the Business. 4483 ARTICLE 5 4484 4485 FINANCIAL COVENANT 4486 The Borrower (and, to the extent set forth in any other Loan Document, each other Loan 4487 Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to the following, as long as 4488 any Obligation or any Commitment remains outstanding: 4489 Section 5.1 First Lien Leverage Ratio. Except with the written consent of the Required Re-4490 volving Credit Lenders, the Borrower will not permit the First Lien Leverage Ratio as of the last day of 4491 any Test Period to be greater than 3.75:1.00 (commencing with the Test Period ending September 30, 4492 2015); provided that the provisions of this Section 5.1 shall not be applicable to any such Test Period if, 4493 on the last day of such Test Period, the aggregate principal amount of Revolving Loans, Swingline Loans 4494 and/or Letters of Credit that are issued and/or outstanding (other than Letters of Credit which have been 4495 Cash Collateralized) is equal to or less than 30.0% of the Revolving Credit Commitments. 4496 ARTICLE 6 4497 4498 REPORTING COVENANTS 4499 The Borrower (and, to the extent set forth in any other Loan Document, each other Loan 4500 Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to each of the following, as 4501 long as any Obligation which is accrued and payable (other than amounts due and payable with respect to 4502 Letters of Credit that have been cash collateralized or for which a backstop letter of credit reasonably sat-4503 isfactory to the applicable L/C Issuer is in place or contingent indemnification obligations for claims not 4504 yet asserted) or any Commitment remains outstanding: 4505

-99- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 6.1 Financial Statements. The Borrower shall deliver to the Administrative Agent 4506 each of the following: 4507 (a) [Intentionally Omitted]. 4508 (b) Quarterly Reports. As soon as available and in any event within five days after 4509 the date on which such financial statements are required to be filed with the SEC (after giving ef-4510 fect to any permitted extensions) (or, if such financial statements are not required to be filed with 4511 the SEC, within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal 4512 Year), the Consolidated unaudited balance sheet of the Borrower as of the close of such Fiscal 4513 Quarter and related Consolidated statements of income and cash flow for such Fiscal Quarter and 4514 that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, setting forth in com-4515 parative form the figures for the corresponding period in the prior Fiscal Year and the figures 4516 contained in the latest Projections, in each case certified by a Responsible Officer of the Borrower 4517 as fairly presenting in all material respects the Consolidated financial position, results of opera-4518 tions and cash flow of the Borrower as at the dates indicated and for the periods indicated in ac-4519 cordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit ad-4520 justments). 4521 (c) Annual Reports. As soon as available and in any event within five days after the 4522 date on which such financial statements are required to be filed with the SEC (after giving effect 4523 to any permitted extensions) (or, if such financial statements are not required to be filed with the 4524 SEC, within 90 days after the end of each Fiscal Year), the Consolidated balance sheet of the 4525 Borrower as of the end of such year and related Consolidated statements of income, stockholders’ 4526 equity and cash flow for such Fiscal Year, each prepared in accordance with GAAP, together 4527 with a certification by the Restricted Subsidiaries’ Accountants that such Consolidated Financial 4528 Statements fairly present in all material respects the Consolidated financial position, results of 4529 operations and cash flow of the Borrower as at the dates indicated and for the periods indicated 4530 therein in accordance with GAAP without qualification as to the scope of the audit or as to going 4531 concern and without any other similar qualification, other than (i) resulting from an upcoming 4532 maturity of a Facility occurring within one year from the time such opinion is delivered or (ii) re-4533 sulting from any potential inability to satisfy the First Lien Leverage Ratio required pursuant to 4534 Section 5.1 on a future date. 4535 (d) Compliance Certificate. Together with each delivery of any Financial Statement 4536 pursuant to clause (b) or (c) above, a Compliance Certificate duly executed by a Responsible Of-4537 ficer of the Borrower that, among other things, (i) shows in reasonable detail the calculations used 4538 in determining the First Lien Leverage Ratio and, if delivered together with any Financial State-4539 ment delivered pursuant to clause (c) above, the calculations used in determining Excess Cash 4540 Flow (including, for the avoidance of doubt, the calculations used in determining Consolidated 4541 EBITDA), (ii) demonstrates compliance with the financial covenant contained in Article 5 and 4542 (iii) states that no Default or Event of Default is continuing as of the date of delivery of such 4543 Compliance Certificate or, if a Default or Event of Default is continuing, states the nature thereof 4544 and the action that the Borrower proposes to take with respect thereto. 4545 (e) Corporate Chart and Other Collateral Updates. As part of the Compliance Certif-4546 icate delivered pursuant to clause (d) above, each in form and substance reasonably satisfactory to 4547 the Administrative Agent, a certificate by a Responsible Officer of the Borrower that (i) the Cor-4548 porate Chart attached thereto (or the last Corporate Chart delivered pursuant to this clause (e)) is 4549 correct and complete as of the date of such Compliance Certificate, (ii) the Loan Parties have de-4550 livered all documents related to the collateral (including updated schedules as to locations of Col-4551

-100- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 lateral and acquisition of Intellectual Property or real property) they are required to deliver pursu-4552 ant to any Loan Document on or prior to the date of delivery of such Compliance Certificate, (iii) 4553 complete and correct copies of all documents modifying any term of any Constituent Document 4554 of Borrower or any Restricted Subsidiary or any Subsidiary or joint venture thereof on or prior to 4555 the date of delivery of such Compliance Certificate have been delivered to the Administrative 4556 Agent or are attached to such certificate and (iv) a list of Subsidiaries that identifies each Subsidi-4557 ary as a Material Subsidiary or an Immaterial Subsidiary as of the date of delivery of such Com-4558 pliance Certificate or a confirmation that there is no change in such information since the later of 4559 the Closing Date or the date of the last such list. Together with each delivery of any Financial 4560 Statement pursuant to clause (c) above, a certificate of a Responsible Officer of the Borrower set-4561 ting forth the information required pursuant to the Perfection Certificate or confirming that there 4562 has been no change in such information since the date of the Perfection Certificate delivered on 4563 the Closing Date or the date of the most recent certificate delivered pursuant to this Section 4564 6.1(e). 4565 (f) Additional Projections. As soon as available and in any event not later than 60 4566 days after the end of each Fiscal Year, (i) the annual business plan of the Restricted Subsidiaries 4567 for the Fiscal Year next succeeding such Fiscal Year and (ii) forecasts prepared by management 4568 of the Borrower for each Fiscal Quarter in such next succeeding Fiscal Year including in such 4569 forecasts a projected year-end Consolidated income statement and statement of cash flows. 4570 (g) Management Discussion and Analysis. Together with each delivery of any 4571 Compliance Certificate pursuant to clause (d) above, a discussion and analysis of the financial 4572 condition and results of operations of the Restricted Subsidiaries for the portion of the Fiscal Year 4573 then elapsed and discussing the reasons for any significant variations from the Projections for 4574 such period and the figures for the corresponding period in the previous Fiscal Year. 4575 (h) Audit Reports, Management Letters, Etc. Together with each delivery of any Fi-4576 nancial Statement for any Fiscal Year pursuant to clause (c) above, copies of each management 4577 letter, audit report or similar letter or report received by Borrower or any Restricted Subsidiary 4578 from any independent registered certified public accountant (including the Group Members’ Ac-4579 countants) in connection with such Financial Statements or any audit thereof, each certified to be 4580 complete and correct copies by a Responsible Officer of the Borrower as part of the Compliance 4581 Certificate delivered in connection with such Financial Statements. 4582 (i) Insurance. Upon the reasonable request of the Administrative Agent or any 4583 Lender, together with each delivery of any Financial Statement for any Fiscal Year pursuant to 4584 clause (c) above, each in form and substance satisfactory to the Administrative Agent and certi-4585 fied as complete and correct by a Responsible Officer of the Borrower as part of the Compliance 4586 Certificate delivered in connection with such Financial Statements, a summary of all material in-4587 surance coverage maintained as of the date thereof by the Borrower or any Restricted Subsidiary, 4588 together with such other related documents and information, including, without limitation, evi-4589 dence of annual renewals of such insurance, as the Administrative Agent may reasonably require. 4590 (j) Supplemental Financial Information. Deliver to the Administrative Agent with 4591 each set of financial statements referred to in Sections 6.1(b) and (c) above, supplemental finan-4592 cial information necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from 4593 such financial statements. 4594 Documents required to be delivered (i) pursuant to Section 6.1(a) through Section 6.1(j) may be 4595 delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which 4596

-101- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 such documents are sent via e-mail to the Administrative Agent for posting on the Borrower’s behalf on 4597 IntraLinks/IntraAgency or another relevant website, if any, established on its behalf by the Administrative 4598 Agent and to which each Lender and the Administrative Agent have access or on which the Borrower has 4599 posted such documents on its own website to which each Lender and the Administrative Agent have ac-4600 cess and notified the Administrative Agent of such posting and (ii) pursuant to Section 6.1(b), (c) and (g) 4601 may be delivered by filing such documents with public availability on the SEC’s Electronic Data Gather-4602 ing and Retrieval System and providing the Administrative Agent and the Lenders with a notice of such 4603 filing. Notwithstanding anything contained herein, at the reasonable written request of the Administrative 4604 Agent, the Borrower shall thereafter promptly be required to provide paper copies of any documents re-4605 quired to be delivered pursuant to Section 6.1. Each Lender shall be solely responsible for timely access-4606 ing posted documents or requesting delivery of paper copies of such documents from the Administrative 4607 Agent and maintaining its copies of such documents. If the delivery of any of the foregoing documents 4608 required under this Section 6.1 shall fall on a day that is not a Business Day, such deliverable shall be due 4609 on the next succeeding Business Day. 4610 The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will 4611 make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf 4612 of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on 4613 IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a 4614 “Public Lender”) may have personnel who do not wish to receive material non-public information with 4615 respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may 4616 be engaged in investment and other market-related activities with respect to such Persons’ securities. The 4617 Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the 4618 Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materi-4619 als shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word 4620 “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUB-4621 LIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C 4622 Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public infor-4623 mation (although it may be sensitive and proprietary) with respect to the Borrower or its Affiliates or any 4624 of their respective securities for purposes of United States federal and state securities laws (provided, 4625 however, that to the extent such Borrower Materials constitute Information, they shall be treated as set 4626 forth in Section 11.20); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available 4627 through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent 4628 and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as be-4629 ing suitable only for posting on a portion of the Platform not designated “Public Side Information.” 4630 The Borrower acknowledges and agrees that all financial statements furnished pursuant to para-4631 graphs (b), (c) and (j) above are hereby deemed to be Borrower Materials suitable for distribution, and to 4632 be made available, to Public Lenders as contemplated by this Section 6.1 and may be treated by the Ad-4633 ministrative Agent and the Lenders as if the same had been marked “PUBLIC” in accordance with such 4634 paragraph (unless the Borrower otherwise notifies the Administrative Agent in writing on or prior to de-4635 livery thereof). 4636 Section 6.2 Other Events. The Borrower shall give the Administrative Agent notice of each 4637 of the following (which may be made by telephone if promptly confirmed in writing via electronic mail or 4638 otherwise) promptly after any Responsible Officer of Borrower or any Restricted Subsidiary knows or has 4639 reason to know of it: (a)(i) any Default and (ii) any event that would have a Material Adverse Effect, 4640 specifying, in each case, the nature and anticipated effect thereof and any action proposed to be taken in 4641 connection therewith, (b) any event (other than any event involving loss or damage to property) reasona-4642 bly expected to result in a mandatory payment of the Obligations pursuant to Section 2.8 (other than Sec-4643 tion 2.8(a) or (e)), stating the material terms and conditions of such transaction and estimating the Net 4644

-102- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Cash Proceeds thereof, (c) the commencement of, or any material developments in, any action, investiga-4645 tion, suit, proceeding, audit, claim, demand, order or dispute with, by or before any Governmental Au-4646 thority affecting Borrower or any Restricted Subsidiary or any property of Borrower or any Restricted 4647 Subsidiary that (i) seeks injunctive or similar relief, (ii) in the reasonable judgment of the Borrower, ex-4648 poses Borrower or any Restricted Subsidiary to liability in an aggregate amount in excess of $5,000,000 4649 or (iii) if adversely determined would have a Material Adverse Effect and (d) the acquisition of any real 4650 property with a fair market value in excess of $5,000,000 (as reasonably determined by the Borrower). 4651 Section 6.3 Copies of Notices and Reports. The Borrower shall promptly deliver to the Ad-4652 ministrative Agent copies of each of the following: (a) subject to confidentiality restrictions all material 4653 reports that the Borrower transmits to its debt security holders generally and (b) all documents that Bor-4654 rower or any Restricted Subsidiary files with the SEC, the National Association of Securities Dealers, 4655 Inc., any securities exchange or any Governmental Authority exercising similar functions. 4656 In addition to the above, the Borrower shall furnish to the Agent by Electronic Transmission, as 4657 soon as practicable, and in any event (a) within ten (10) days after the issuance, filing or receipt thereof, 4658 (i) copies of any order or notice of the FCC, any Governmental Authority or a court of competent juris-4659 diction which designates any Radio Station License or FCC License, or any application therefor, for a 4660 hearing or which refuses renewal or extension of, or revokes or suspends the authority of Borrower or any 4661 of its Subsidiaries to operate a broadcast station or the authority of any broadcast station to which the Bor-4662 rower or any Subsidiaries provides services under a local marketing agreement to operate, (ii) any cita-4663 tion, Notice of Violation or Order to Show Cause issued by the FCC or other Governmental Authority or 4664 any material complaint filed by or with the FCC or other Governmental Authority, or a petition to deny 4665 any application, in each case with respect to the Borrower or any of its Subsidiaries, (iii) a copy of any 4666 notice or application by the Borrower of any of its Subsidiaries requesting authority to cease broadcasting 4667 on any broadcast station for any period in excess of five (5) days and (iv) a copy of each Cumulative 4668 Leakage Report filed by the Borrower or any of their Subsidiaries; and (b) within 30 days of its due date 4669 for filing with the FCC, duplicate copies of each FCC form 323 (or any comparable form which may be 4670 substitute therefor by the FCC) filed with the FCC with respect to each broadcast station owned by Bor-4671 rower or any of its Subsidiaries. 4672 Section 6.4 [Reserved]. 4673 Section 6.5 Labor Matters. The Borrower shall give the Administrative Agent notice of each 4674 of the following (which may be made by telephone if promptly confirmed in writing), promptly after, and 4675 in any event within 30 days after any Responsible Officer of Borrower or any Restricted Subsidiary 4676 knows or has reason to know of it: (a) the commencement of any material labor dispute to which Bor-4677 rower or any Restricted Subsidiary is or may become a party, including any strikes, lockouts or other dis-4678 putes relating to any of such Person’s plants and other facilities and (b) the incurrence by Borrower or any 4679 Restricted Subsidiary of any Worker Adjustment and Retraining Notification Act or related or similar 4680 liability incurred with respect to the closing of any plant or other facility of any such Person (other than 4681 those that would not, in the aggregate, have a Material Adverse Effect). 4682 Section 6.6 ERISA Matters. The Borrower shall give the Administrative Agent (a) on or pri-4683 or to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan sponsored, 4684 maintained or contributed to by Borrower or any Restricted Subsidiary, a copy of such notice and (b) 4685 promptly, and in any event within 10 days, after any Responsible Officer of any ERISA Affiliate knows 4686 or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has 4687 been filed with respect to any Title IV Plan sponsored, maintained or contributed to by Borrower or any 4688 Restricted Subsidiary or of the occurrence of an ERISA Event that would reasonably be expected to have 4689 a Material Adverse Effect, a notice (which may be made by telephone if promptly confirmed in writing) 4690

-103- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 describing such waiver request or ERISA Event and any action that any ERISA Affiliate proposes to take 4691 with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto. 4692 Section 6.7 Environmental Matters. 4693 (a) The Borrower shall provide the Administrative Agent notice of each of the fol-4694 lowing (which may be made by telephone if promptly confirmed by the Administrative Agent in writing) 4695 promptly after any Responsible Officer of Borrower or any Restricted Subsidiary knows or has reason to 4696 know of it (and, upon reasonable request of the Administrative Agent, material documents and infor-4697 mation in connection therewith): (i)(A) unpermitted Releases, (B) the receipt by Borrower or any Re-4698 stricted Subsidiary of any notice of violation of or potential liability or similar notice under, or the exist-4699 ence of any condition that would reasonably be expected to result in violations of or liabilities under, any 4700 Environmental Law or (C) the commencement of, or any material change to, any written action, investi-4701 gation, suit, proceeding, audit, claim or demand or dispute alleging a violation of or liability pursuant to 4702 any Environmental Law, that, for each of clauses (A), (B) and (C) above (and, in the case of clause (C), if 4703 adversely determined), in the aggregate for each such clause, would reasonably be expected to result in a 4704 Material Adverse Effect, (ii) the receipt by Borrower or any Restricted Subsidiary of notification that any 4705 property of Borrower or any Restricted Subsidiary is subject to any Lien in favor of any Governmental 4706 Authority securing, in whole or in part, Environmental Liabilities and (iii) any proposed acquisition or 4707 lease of real property (except as part of any Permitted Acquisition) if such acquisition or lease would rea-4708 sonably be expected to result in a Material Adverse Effect. 4709 (b) Upon request of the Administrative Agent, the Borrower shall provide the Ad-4710 ministrative Agent a report containing an update as to the status of any environmental, health or safety 4711 compliance, hazard or liability issue identified in any document delivered to any Secured Party pursuant 4712 to any Loan Document or as to any condition reasonably expected to result in a Material Adverse Effect. 4713 Section 6.8 Other Information. The Borrower shall provide the Administrative Agent with 4714 such other documents and information with respect to the business, property, condition (financial or oth-4715 erwise), legal, financial or corporate or similar affairs or operations of Borrower or any Restricted Subsid-4716 iary as the Administrative Agent or such Lender through the Administrative Agent may from time to time 4717 reasonably request. 4718 ARTICLE 7 4719 4720 AFFIRMATIVE COVENANTS 4721 The Borrower (and, to the extent set forth in any other Loan Document, each other Loan 4722 Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to each of the following, as 4723 long as any Obligation which is accrued and payable (other than amounts due and payable with respect to 4724 Letters of Credit that have been cash collateralized or for which a backstop letter of credit reasonably sat-4725 isfactory to the applicable L/C Issuer is in place or contingent indemnification obligations for claims not 4726 yet asserted) or any Commitment remains outstanding: 4727 Section 7.1 Maintenance of Corporate Existence. Borrower and each Restricted Subsidiary 4728 shall (a) preserve and maintain its legal existence, except in the consummation of transactions expressly 4729 permitted by Sections 8.4 and 8.7, and (b) preserve and maintain it rights (charter and statutory), privileg-4730 es franchises and Permits necessary or desirable in the conduct of its business, except, in the case of this 4731 clause (b), where the failure to do so would not, in the aggregate, have a Material Adverse Effect. 4732

-104- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 7.2 Compliance with Laws, Etc. Borrower and each Restricted Subsidiary shall 4733 comply with all applicable Requirements of Law, Contractual Obligations (excluding Contractual Obliga-4734 tions in respect of Indebtedness) and Permits, except for such failures to comply that would not, in the 4735 aggregate, have a Material Adverse Effect. 4736 Section 7.3 Payment of Obligations. Borrower and each Restricted Subsidiary shall pay or 4737 discharge before they become delinquent, as the case may be, (a) all other lawful claims that if unpaid 4738 would, by the operation of applicable Requirements of Law, become a Lien (other than a Permitted Lien) 4739 upon any property of Borrower or any Restricted Subsidiary, except, in each case, (i) for those whose 4740 amount or validity is being contested in good faith by proper proceedings diligently conducted and for 4741 which adequate reserves are maintained on the books of the appropriate Restricted Subsidiary in accord-4742 ance with GAAP or (ii) where the failure to do so would not reasonably be expected to result in exposure 4743 to the Restricted Subsidiaries in excess of $10,000,000 in the aggregate. Borrower will pay and dis-4744 charge, and will cause each of the Restricted Subsidiaries to pay and discharge, all material Taxes im-4745 posed upon it (including in its capacity as a withholding agent) or upon its income or profits, or upon any 4746 properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful mate-4747 rial claims in respect of any Taxes imposed, assessed or levied that, if unpaid, could reasonably be ex-4748 pected to become a material Lien upon any properties of Borrower or any of the Restricted Subsidiaries; 4749 provided that neither Borrower nor any of the Restricted Subsidiaries shall be required to pay any such 4750 Tax that is being contested in good faith and by proper proceedings if it has maintained adequate reserves 4751 (in the good faith judgment of management of the Borrower) with respect thereto in accordance with 4752 GAAP and the failure to pay could not, individually or in the aggregate, reasonably be expected to result 4753 in a Material Adverse Effect. 4754 Section 7.4 Maintenance of Property. Borrower and each Restricted Subsidiary shall main-4755 tain and preserve (a) in good working order and condition all of its property necessary in the conduct of 4756 its business (ordinary wear and tear and casualty and condemnation excepted) and (b) all rights, permits, 4757 licenses, approvals and privileges (including all Permits) necessary, used or useful, whether because of its 4758 ownership, lease, sublease or other operation or occupation of property or other conduct of its business, 4759 and shall make all necessary or appropriate filings with, and give all required notices to, Government Au-4760 thorities, except for such failures to maintain and preserve the items set forth in clauses (a) and (b) above 4761 that would not, in the aggregate, have a Material Adverse Effect. 4762 Section 7.5 Maintenance of Insurance. Borrower and each Restricted Subsidiary shall (a) 4763 maintain or cause to be maintained in full force and effect all policies of insurance of any kind with re-4764 spect to the property and businesses of the Restricted Subsidiaries (it being understood and agreed that the 4765 Restricted Subsidiaries shall be permitted to self-insure for medical and dental benefits) with insurance 4766 companies or associations (in each case that are not Affiliates of the Borrower) that the Borrower believes 4767 (in the good faith judgment of their management) are financially sound and reputable at the time the rele-4768 vant coverage is placed or renewed, of a nature and providing such coverage as is sufficient and as is cus-4769 tomarily carried by businesses of the size and character of the business of the Restricted Subsidiaries and 4770 (b) cause all such casualty or liability insurance to name the Administrative Agent on behalf of the Se-4771 cured Parties as additional insured or loss payee, as appropriate, and use commercially reasonable efforts 4772 to provide that no cancellation, material addition in amount or material change in coverage shall be effec-4773 tive until after 30 days’ notice (or such shorter time period as maybe agreed to by the Administrative 4774 Agent) thereof to the Administrative Agent (which commercially reasonable efforts shall not require a 4775 change in insurance provider or insurance broker or the payment of any fees, expenses or charges); pro-4776 vided that, to the extent any endorsements required by this clause (b) are not delivered on the Closing 4777 Date, such endorsements shall be delivered within 30 days of the Closing Date (or such longer period as 4778 the Administrative Agent shall agree in its sole discretion). Notwithstanding anything to the contrary set 4779 forth herein, Federal Flood Insurance shall not be required for real property (x) not located in a Special 4780

-105- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Flood Hazard Area or (y) located in a Special Flood Hazard Area in a community that does not participate 4781 in the National Flood Insurance Program. 4782 If any portion of any Mortgaged Property is at any time located in an area identified by the Feder-4783 al Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with re-4784 spect to which flood insurance has been made available under the National Flood Insurance Act of 1968 4785 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan 4786 Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood in-4787 surance in an amount and otherwise sufficient to comply with all applicable rules and regulations promul-4788 gated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such 4789 compliance in form and substance reasonably acceptable to the Administrative Agent, including, without 4790 limitation, evidence of annual renewals of such insurance. Notwithstanding anything to the contrary set 4791 forth herein, Federal Flood Insurance shall not be required for real property not located in a Special Flood 4792 Hazard Area. 4793 Section 7.6 Keeping of Books. The Group Members shall keep proper books of record and 4794 account, in which full, true and correct entries shall be made in accordance with GAAP and all other ap-4795 plicable Requirements of Law of all financial transactions and the assets and business of Borrower and 4796 each Restricted Subsidiary. 4797 Section 7.7 Access to Books and Property. Borrower and each Restricted Subsidiary shall 4798 permit the Administrative Agent, the Lenders and any Related Person of any of them, as often as reasona-4799 bly requested (but not more than two times during any calendar year unless an Event of Default has oc-4800 curred and is continuing); and provided, however, (a) the Restricted Subsidiary shall not be required to 4801 pay the expenses of more than two such visits and inspections in the aggregate during any calendar year 4802 unless an Event of Default has occurred and is continuing, (b) each Lender shall at all times coordinate 4803 with the Administrative Agent the frequency and timing of any such visits and inspections so as to rea-4804 sonably minimize the burden imposed on the Restricted Subsidiary), at any reasonable time during nor-4805 mal business hours and with reasonable advance notice (except that, during the continuance of an Event 4806 of Default, no such notice shall be required) to (i) visit and inspect the property of Borrower and each Re-4807 stricted Subsidiary and examine and make copies of and abstracts from, the corporate (and similar), fi-4808 nancial, operating and other books and records of Borrower and each Restricted Subsidiary, (ii) discuss 4809 the affairs, finances and accounts of Borrower and each Restricted Subsidiary with any officer or director 4810 of Borrower or any Restricted Subsidiary and (iii) communicate directly with any registered certified pub-4811 lic accountants (including the Restricted Subsidiaries’ Accountants) of any Group Member. Borrower 4812 and each Restricted Subsidiary shall authorize their respective registered certified public accountants (in-4813 cluding the Group Members’ Accountants) to communicate directly with the Administrative Agent, the 4814 Lenders and their Related Persons and to disclose to the Administrative Agent, the Lenders and their Re-4815 lated Persons all financial statements and other documents and information as they might have and the 4816 Administrative Agent or any Lender reasonably requests with respect to Borrower or any Restricted Sub-4817 sidiary. 4818 Section 7.8 Environmental. Borrower and each Restricted Subsidiary shall comply with, and 4819 maintain its real property, whether owned, leased, subleased or otherwise operated or occupied, in com-4820 pliance with, all applicable Environmental Laws (including by implementing any Remedial Action neces-4821 sary to achieve such compliance or that is required by orders and directives of any Governmental Authori-4822 ty) except for failures to comply that would not, in the aggregate, have a Material Adverse Effect. With-4823 out limiting the foregoing, if an Event of Default is continuing or if the Administrative Agent at any time 4824 has a reasonable basis to believe that there exist violations of Environmental Laws by Borrower or any 4825 Restricted Subsidiary or that there exist any Environmental Liabilities, in each case, that would have, in 4826 the aggregate, a Material Adverse Effect, then Borrower and each Restricted Subsidiary shall, promptly 4827

-106- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 upon receipt of request from the Administrative Agent, cause the performance of, and allow the Adminis-4828 trative Agent and its Related Persons access to such real property for the purpose of conducting, such en-4829 vironmental audits and assessments (which unless an Event of Default is continuing, shall be limited to 4830 such violations of Environmental Laws or Environmental Liabilities), including subsurface sampling of 4831 soil and groundwater, and cause the preparation of such reports, in each case as the Administrative Agent 4832 may reasonably request. Such audits, assessments and reports, to the extent not conducted by the Admin-4833 istrative Agent or any of its Related Persons, shall be conducted and prepared by reputable environmental 4834 consulting firms reasonably acceptable to the Administrative Agent (such acceptance not to be unreason-4835 ably withheld, conditioned or delayed) and shall be in form and substance reasonably acceptable to the 4836 Administrative Agent. 4837 Section 7.9 Use of Proceeds. 4838 (a) The proceeds of the Initial Term Loan, together with the proceeds from the Sen-4839 ior Notes received on the Closing Date, shall be used on the Closing Date to (i) discharge the principal of 4840 the Existing Senior Unsecured Notes, as well as to pay redemption premium and any accrued and unpaid 4841 interest relevant to the redemption date, (ii) to refinance the Existing Credit Agreement and (iii) pay any 4842 discounts, premiums, fees, expenses and transaction costs in connection with the foregoing the transac-4843 tions contemplated in clauses (i) and (ii). 4844 (b) The proceeds of Revolving Loans made after the Closing Date shall be used by 4845 the Borrower and its Restricted Subsidiaries (and, to the extent distributed to them by the Borrower or by 4846 any of its Restricted Subsidiaries, each other Restricted Subsidiary) solely for working capital and general 4847 corporate and similar purposes, including for capital expenditures, Permitted Acquisitions, restricted 4848 payments, refinancing of indebtedness and any other transaction, in each case not prohibited by this 4849 Agreement. 4850 Section 7.10 Designation of Subsidiaries. 4851 (a) The Borrower may designate any Restricted Subsidiary as an Unrestricted Sub-4852 sidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before 4853 and after giving effect to any such designation or re-designation, (A) no Default or Event of Default shall 4854 be continuing or result therefrom and (B) on a Pro Forma Basis, (1) the Total Leverage Ratio does not 4855 exceed 6.00 to 1.00 as of the last day of the most recently ended fiscal quarter for which financial state-4856 ments have been (or are required to be) delivered pursuant to Section 6.1; provided that notwithstanding 4857 the foregoing, the Borrower may in any event designate one or more Restricted Subsidiaries as Unre-4858 stricted Subsidiaries with an aggregate amount of trailing four-quarter EBITDA, when taken together with 4859 the assets contributed to the Permitted Joint Venture, of $2,500,000 over the life of this Agreement, (ii) in 4860 the case of the designation of a Subsidiary as an Unrestricted Subsidiary, the Subsidiary to be so desig-4861 nated does not (directly, or indirectly through its Subsidiaries) own any Stock or Indebtedness of, or own 4862 or hold any Lien on any property of, the Borrower or any of its Restricted Subsidiaries, and (iii) no Sub-4863 sidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose 4864 of any Subordinated Debt, the Senior Notes, any Indebtedness incurred pursuant to Section 8.1(p) or any 4865 third party Material Debt for borrowed money of the Borrower, as applicable. The designation of any 4866 Subsidiary as an Unrestricted Subsidiary after the Closing Date in accordance with this Section 7.10 shall 4867 constitute an Investment by the Borrower or the relevant Restricted Subsidiary, as applicable, therein at 4868 the date of designation in an amount equal to the fair market value (as determined in good faith by the 4869 Borrower) of the Investments held by Borrower and/or the applicable Restricted Subsidiaries in such Un-4870 restricted Subsidiary immediately prior to such designation. Upon any such designation of a Subsidiary as 4871 an Unrestricted Subsidiary (but without duplication of any amount reducing such Investment in such Un-4872 restricted Subsidiary pursuant to the definition of “Investment”), the Borrower and/or the applicable Re-4873

-107- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 stricted Subsidiaries shall receive a credit against the applicable clause in Section 8.3 that was utilized for 4874 the Investment in such Unrestricted Subsidiary for a return on such Investment by the Borrower or such 4875 Restricted Subsidiary in an amount equal to the fair market value (as determined in good faith by the Bor-4876 rower) at the date of such designation of the Borrower’s or Restricted Subsidiary’s (as applicable) In-4877 vestment in such Subsidiary. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary 4878 in accordance with this Section 7.10 shall constitute the incurrence by such Restricted Subsidiary at the 4879 time of designation of any Investment, Indebtedness or Liens of such Restricted Subsidiary outstanding at 4880 such time. 4881 If at any time, an Unrestricted Subsidiary, directly or indirectly through one of its Subsid-4882 iaries, (i) owns any Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower 4883 or any of its Restricted Subsidiaries or (ii) guarantees or grants Liens on any of its assets to secure any 4884 Indebtedness of the Borrower or any Restricted Subsidiary, then the Borrower shall, concurrently there-4885 with, designate (or re-designate) such Unrestricted Subsidiary as a Restricted Subsidiary. 4886 (b) Borrower may designate (or re-designate) any Restricted Subsidiary that is an 4887 Excluded Subsidiary as Guarantor. Borrower may designate (or re-designate) any Guarantor as an Ex-4888 cluded Subsidiary; provided that (i) Borrower shall not change the designation of any particular Restricted 4889 Subsidiary (whether as an Excluded Subsidiary or Guarantor) more than twice during the term of this 4890 Agreement, (ii) such redesignation shall constitute an Investment by the Borrower or the relevant Re-4891 stricted Subsidiary, as applicable, therein at the date of designation in an amount equal to the fair market 4892 value (as determined in good faith by the Borrower) of the Investments held by the Borrower and/or the 4893 applicable Restricted Subsidiaries in such Guarantor immediately prior to such re-designation and such 4894 Investments shall otherwise be permitted hereunder and (iii) any Investment, Indebtedness or Liens of 4895 such Restricted Subsidiary (after giving effect to such release) shall be deemed to be incurred at the time 4896 of such release by such Guarantor and such incurrence shall otherwise be permitted hereunder. 4897 Section 7.11 Additional Collateral and Guaranties. To the extent not delivered to the Admin-4898 istrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons 4899 that become Subsidiaries of any Loan Party after the Closing Date), the Borrower and each Restricted 4900 Subsidiary shall, promptly, do each of the following, unless otherwise agreed by the Administrative 4901 Agent: 4902 (a) deliver to the Administrative Agent such modifications to the terms of the Loan 4903 Documents (or, to the extent applicable as determined by the Administrative Agent, such other 4904 documents), in each case in form and substance reasonably satisfactory to the Administrative 4905 Agent and as the Administrative Agent deems necessary or advisable in order to ensure the fol-4906 lowing: 4907 (i) each Subsidiary of any Loan Party (other than any Excluded Subsidiary 4908 or Unrestricted Subsidiary) shall guaranty, as primary obligor and not as surety, the pay-4909 ment of the Obligations of the Borrower; and 4910 (ii) each Loan Party (including any Person required to become a Guarantor 4911 pursuant to clause (i) above) shall effectively grant to the Administrative Agent, for the 4912 benefit of the Secured Parties, a valid and enforceable security interest (subject to Permit-4913 ted Liens) in all of its property, including all of its Stock and Stock Equivalents and other 4914 Securities (subject to exceptions as set forth in the applicable Loan Documents), as secu-4915 rity for the Obligations of such Loan Party; 4916

-108- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 provided, however, that, unless the Borrower and the Administrative Agent otherwise agree, in no 4917 event shall (x) any Excluded Subsidiary be required to guaranty the payment of any Obligation, 4918 (y) the Loan Parties, individually or collectively, be required to pledge in excess of 65% of the 4919 outstanding Voting Stock of any Subsidiary that is a CFC or CFC Holding Company or (z) a se-4920 curity interest be required to be granted on any property of any Excluded Subsidiary as security 4921 for any Obligation; 4922 (b) deliver to the Administrative Agent all documents representing all Stock, Stock 4923 Equivalents and other Securities pledged pursuant to the documents delivered pursuant to clause 4924 (a) above, together with undated powers or endorsements duly executed in blank; 4925 (c) upon request of the Administrative Agent, deliver to it (x) an appraisal comply-4926 ing with FIRREA (only to the extent required by law or regulation), (y) within forty-five days of 4927 receipt of notice from Agent that real property of the Loan Parties is located in a Special Flood 4928 Hazard Area, Federal Flood Insurance as required by Section 7.5, and (z) a Mortgage on any real 4929 property towers owned by any Loan Party which has a fair market value in excess of $5,000,000 4930 as determined by the Borrower in good faith, together with all Mortgage Supporting Documents 4931 relating thereto (or, if such real property is located in a jurisdiction outside the United States, sim-4932 ilar documents deemed appropriate by the Administrative Agent to obtain the equivalent in such 4933 jurisdiction of a first-priority mortgage on such real property); 4934 (d) to take all other actions necessary or advisable to ensure the validity or continu-4935 ing validity of any guaranty for any Obligation or any Lien securing any Obligation, to perfect, 4936 maintain, evidence or enforce any Lien securing any Obligation or to ensure such Liens have the 4937 same priority as that of the Liens on similar Collateral set forth in the Loan Documents executed 4938 on the Closing Date, including the filing of UCC financing statements in such jurisdictions as 4939 may be required by the Loan Documents or applicable Requirements of Law or as the Adminis-4940 trative Agent may otherwise reasonably request; and 4941 (e) to the extent reasonably requested by the Administrative Agent, deliver to the 4942 Administrative Agent customary legal opinions relating to the matters described in this Sec-4943 tion 7.11, which opinions shall be as reasonably required by, and in form and substance and from 4944 counsel reasonably satisfactory to, the Administrative Agent 4945 If any Guarantor becomes an Immaterial Subsidiary, the Borrower shall have the right, by an exe-4946 cution and delivery of a supplement to the Guaranty to cause such Immaterial Subsidiary to cease to be a 4947 Guarantor, subject to the requirement that such Subsidiary shall be required to become a Guarantor if it 4948 ceases to be an Immaterial Subsidiary (except that if such Subsidiary has been properly designated as an 4949 Unrestricted Subsidiary it shall not be so required to become a Guarantor or execute a supplement to the 4950 Guaranty). 4951 Notwithstanding the foregoing, a Subsidiary may be excluded from becoming a Guarantor in cir-4952 cumstances where the Borrower and the Administrative Agent reasonably agree that the cost of providing 4953 such guarantee is excessive in relation to the value afforded thereby. 4954 Section 7.12 Radio Station Licenses and FCC Licenses. Borrower and each of its Subsidiaries 4955 shall at all times maintain the Radio Station Licenses and FCC Licenses and all other licenses, Permits, 4956 permissions and other authorizations used or necessary to operate the Radio Stations or Business as oper-4957 ated from time to time by the Borrower and its Subsidiaries except where the failure to do so would not 4958 reasonably be expected to have a Material Adverse Effect. 4959

-109- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 7.13 Credit Rating. The Borrower shall at all times use its commercially reasonable 4960 efforts to cause to be maintained (a) a public corporate credit rating by S&P and a public corporate family 4961 rating by Moody’s and (b) a public credit rating by each of Moody’s and S&P with respect to the Facili-4962 ties. 4963 Section 7.14 License Subsidiaries. Except as set forth on Schedule 7.14, all Radio Station Li-4964 censes and FCC Licenses shall be held at all times by one or more License Subsidiaries (and any License 4965 Subsidiary may hold more than one Radio Station License or FCC License). The Borrower shall cause 4966 each License Subsidiary to (a) observe all customary corporate, company or partnership formalities re-4967 garding its legal existence, (b) not commingle its properties with those of its Affiliates or any other Per-4968 son other than License Subsidiaries, (c) not make loans to any Person, (d) engage only in the business of 4969 holding Radio Station Licenses or FCC Licenses and the rights and activities related thereto, (e) not have 4970 any Indebtedness, guarantees or other liabilities except for those expressly permitted herein, (f) not create, 4971 incur, assume or suffer to exist any Liens upon any of its Radio Station Licenses or FCC Licenses, prop-4972 erty, assets, income or profits, whether now owned or hereafter acquired, except as expressly permitted 4973 herein, and (g) otherwise be operated in such a manner that the separate legal existence of such License 4974 Subsidiary will not be disregarded in any insolvency or other legal proceeding. 4975 ARTICLE 8 4976 4977 NEGATIVE COVENANTS 4978 The Borrower and each Restricted Subsidiary agrees with the Lenders, the L/C Issuers and the 4979 Administrative Agent to each of the following, as long as any Obligation which is accrued and payable 4980 (other than amounts due and payable with respect to Letters of Credit that have been cash collateralized or 4981 for which a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place or con-4982 tingent indemnification obligations for claims not yet asserted) or any Commitment remains outstanding: 4983 Section 8.1 Indebtedness. The Borrower will not, and will not permit any of its Restricted 4984 Subsidiaries to, Incur any Indebtedness (including Acquired Indebtedness) except for the following: 4985 (a) the Obligations; 4986 (b) Indebtedness existing on the date hereof and set forth on Schedule 8.1, together 4987 with any Permitted Refinancing in respect thereof; 4988 (c) the incurrence of Guaranty Obligations by the Borrower or any of its Restricted 4989 Subsidiaries of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so 4990 long as the Incurrence of such Indebtedness or other obligations is not prohibited by the terms of 4991 this Agreement; 4992 (d) Indebtedness of the Borrower owing to and held by any Restricted Subsidiary or 4993 Indebtedness of a Restricted Subsidiary owing to and held by the Borrower or any Restricted 4994 Subsidiary; provided that (x) any Indebtedness advanced by any Restricted Subsidiary that is not 4995 a Loan Party to any Loan Party shall be subordinated in right of payment to the Loans and on 4996 terms which prohibit the repayment thereof after the acceleration of the Loans or bankruptcy of 4997 such Loan Party and (y) any Indebtedness advanced by any Loan Party to any Restricted Subsidi-4998 ary that is not a Loan Party shall otherwise be permitted by Section 8.3; provided, further, that: 4999

-110- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (1) any subsequent issuance or transfer of Stock or any other event which re-5000 sults in any such Indebtedness being beneficially held by a Person other than the Borrow-5001 er or a Restricted Subsidiary; and 5002 (2) any sale or other transfer of any such Indebtedness to a Person other than 5003 the Borrower or a Restricted Subsidiary, 5004 shall be deemed, in each case, to constitute an Incurrence of such Indebtedness by the Borrower 5005 or such Restricted Subsidiary, as the case may be; 5006 (e) Indebtedness represented by the Senior Notes, including any guarantee thereof in 5007 aggregate principal amount not to exceed $300,000,000, together with any Permitted Refinancing 5008 with respect thereto; 5009 (f) Indebtedness represented by Management Advances; 5010 (g) Indebtedness of (x) the Borrower or any of its Restricted Subsidiaries Incurred or 5011 issued to finance a Permitted Acquisition or (y) Persons that are acquired by the Borrower or any 5012 of its Restricted Subsidiaries or merged into or consolidated with the Borrower or a Restricted 5013 Subsidiary in accordance with the terms of this Agreement, including any Indebtedness Incurred 5014 in connection with a Permitted Refinancing with respect thereto; provided that such Indebtedness 5015 is in an aggregate amount not to exceed (i) $20.0 million at any time outstanding plus (ii) unlim-5016 ited additional Indebtedness (including any Acquired Indebtedness) if after giving effect to such 5017 acquisition, merger or consolidation, the Total Leverage Ratio of the Borrower and the Restricted 5018 Subsidiaries on a Pro Forma Basis would not be greater than 6.00 to 1.00; 5019 (h) Hedging Agreements (excluding Hedging Agreements entered into for specula-5020 tive purposes); 5021 (i) Indebtedness (i) represented by Capitalized Lease Obligations or Purchase Mon-5022 ey Obligations in an aggregate outstanding principal amount which, when taken together with the 5023 principal amount of all other Indebtedness Incurred pursuant to this clause and then outstanding, 5024 does not exceed the greater of (a) $20.0 million and (b) 2.25% of Total Assets at the time of In-5025 currence and any Permitted Refinancing with respect thereof; and (ii) arising out of Sale and 5026 Leaseback Transactions in the aggregate principal amount at any one time outstanding not to ex-5027 ceed the greater of (x) $10.0 million and (y) 1.0% of Total Assets; 5028 (j) Indebtedness in respect of (i) workers’ compensation claims, self-insurance obli-5029 gations, performance, indemnity, surety, judgment, appeal, advance payment, customs, value 5030 added or other tax or other guarantees or other similar bonds, instruments or obligations and 5031 completion guarantees and warranties provided by the Borrower or a Restricted Subsidiary or re-5032 lating to liabilities, obligations or guarantees Incurred in the ordinary course of business or con-5033 sistent with past practice; (ii) the honoring by a bank or other financial institution of a check, draft 5034 or similar instrument drawn against insufficient funds in the ordinary course of business or con-5035 sistent with past practices; provided, however, that such Indebtedness is extinguished within five 5036 Business Days of Incurrence; (iii) customer deposits and advance payments received in the ordi-5037 nary course of business or consistent with past practices from customers for goods or services 5038 purchased in the ordinary course of business or consistent with past practices; (iv) letters of cred-5039 it, bankers’ acceptances, guarantees or other similar instruments or obligations issued or relating 5040 to liabilities or obligations Incurred in the ordinary course of business or consistent with past 5041 practice; and (v) any customary treasury, depositary, cash management, automatic clearinghouse 5042

-111- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 arrangements, overdraft protections, cash pooling or netting or setting off arrangements or similar 5043 arrangements in the ordinary course of business or consistent with past practice; 5044 (k) Indebtedness arising from agreements providing for guarantees, indemnification, 5045 obligations in respect of earn-outs or other adjustments of purchase price or, in each case, similar 5046 obligations, in each case, Incurred or assumed in connection with the acquisition or disposition of 5047 any business or assets or Person or any Stock of a Subsidiary (other than guarantees of Indebted-5048 ness Incurred by any Person acquiring or disposing of such business or assets or such Subsidiary 5049 for the purpose of financing such acquisition or disposition); provided that the maximum liability 5050 of the Borrower and its Restricted Subsidiaries in respect of all such Indebtedness in connection 5051 with a disposition shall at no time exceed the gross proceeds, including the fair market value of 5052 non-cash proceeds (measured at the time received and without giving effect to any subsequent 5053 changes in value), actually received by the Borrower and its Restricted Subsidiaries in connection 5054 with such disposition; 5055 (l) Indebtedness consisting of promissory notes issued by the Borrower or any of its 5056 Subsidiaries to any current or former employee, director or consultant of the Borrower, any of its 5057 Subsidiaries or Parent Entity (or permitted transferees, assigns, estates, or heirs of such employee, 5058 director or consultant), to finance the purchase or redemption of Stock of the Borrower or any 5059 company that is permitted by Section 8.5; 5060 (m) Indebtedness of the Borrower or any of its Restricted Subsidiaries consisting of 5061 (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply ar-5062 rangements, in each case Incurred in the ordinary course of business or consistent with past prac-5063 tice; 5064 (n) Indebtedness in an aggregate outstanding principal amount which, when taken 5065 together with any Permitted Refinancing with respect thereto and the principal amount of all other 5066 Indebtedness Incurred pursuant to this clause and then outstanding, will not exceed the greater of 5067 $30.0 million and (b) 3.25% of Total Assets; 5068 (o) Credit Agreement Refinancing Indebtedness; 5069 (p) secured or unsecured notes and/or loans (and/or commitments in respect thereof) 5070 issued or incurred by the Borrower in lieu of Incremental Facilities (such notes or loans, “Incre-5071 mental Equivalent Debt”); provided that (i) the aggregate outstanding principal amount (or com-5072 mitted amount, if applicable) of all Incremental Equivalent Debt, together with the aggregate out-5073 standing principal amount (or committed amount, if applicable) of all Incremental Loans and In-5074 cremental Commitments provided pursuant to Section 2.19, shall not exceed the Incremental Cap, 5075 (ii) the final maturity date with respect to any Incremental Equivalent Debt shall be no earlier 5076 than the Latest Maturity Date, (iii) the Weighted Average Life to Maturity of any Incremental 5077 Equivalent Debt shall be no shorter than the remaining Weighted Average Life to Maturity of the 5078 then-existing Term Loans, (iv) any such notes and/or loans that are secured shall be secured only 5079 by the Collateral and on a pari passu or junior basis with the Secured Obligations, (v) any such 5080 Indebtedness that ranks pari passu in right of security or is subordinated in right of payment or 5081 security shall be subject to customary intercreditor arrangements reasonably satisfactory to the 5082 Administrative Agent, (vi) such Incremental Equivalent Debt shall not be guaranteed by any Per-5083 son that is not a Loan Party and (vii) the other terms and conditions of such Incremental Equiva-5084 lent Debt (excluding rate floors, pricing, discounts, fees and optional prepayment or redemption 5085 terms) shall not be materially less favorable (when taken as a whole) to the Borrower than the 5086 terms and conditions set forth herein (when taken as whole), unless (A) the Lenders under the Fa-5087

-112- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 cilities also receive the benefit of such more restrictive terms (it being understood to the extent 5088 that any covenant is added for the benefit of any new Incremental Equivalent Debt, no consent 5089 shall be required from the Administrative Agent or any Lender to the extent that such covenant is 5090 also added for the benefit of the Facilities), (B) any such provisions apply solely after the Latest 5091 Maturity Date then in effect or (C) such terms shall be reasonably satisfactory to the Administra-5092 tive Agent and the Borrower; provided, further, that any Incremental Equivalent Debt that is pari 5093 passu with the Credit Facility in right of payment and security shall be in the form of notes and 5094 not loans; and 5095 (q) unsecured Indebtedness of the Borrower or any of its Restricted Subsidiaries, so 5096 long as after giving effect to any such Incurrence the Total Leverage Ratio of the Borrower and 5097 its Restricted Subsidiaries (calculated on a Pro Forma Basis) as of the end of the most recent Fis-5098 cal Quarter for which financial statements have been required to be delivered pursuant to Section 5099 6.1(b) or Section 6.1(c) is not greater than 6.00:1.00; provided, that, in the case of any Indebted-5100 ness incurred pursuant to this clause (q), (w) such Indebtedness shall not mature prior the Latest 5101 Maturity Date then in effect, (x) such Indebtedness shall not have a weighted average life to ma-5102 turity at the time such Indebtedness is Incurred that is shorter than the weighted average life to 5103 maturity of any Term Loans then outstanding, (y) such Indebtedness shall not be incurred or 5104 guaranteed by any Subsidiary of the Borrower that is not also a Guarantor of the Term Loan and 5105 (z) the other terms and conditions of such Indebtedness (excluding rate floors, pricing, discounts, 5106 fees and optional prepayment or redemption terms) shall not be materially less favorable (when 5107 taken as a whole) to the Borrower than the terms and conditions set forth herein (when taken as 5108 whole) unless (A) the Lenders under the Facilities also receive the benefit of such more restrictive 5109 terms (it being understood to the extent that any covenant is added for the benefit of any new “ra-5110 tio” debt, no consent shall be required from the Administrative Agent or any Lender to the extent 5111 that such covenant is also added for the benefit of the Facilities), (B) any such provisions apply 5112 solely after the Latest Maturity Date then in effect or (C) such terms shall be reasonably satisfac-5113 tory to the Administrative Agent and the Borrower; provided, further, that any Indebtedness in-5114 curred by Restricted Subsidiaries that are not a Loan Party pursuant to this Section 8.1(q) shall 5115 not exceed $30,000,000 in the aggregate at any time outstanding. 5116 For purposes of determining compliance with this Section 8.1, (i) in the event that all or any por-5117 tion of any item of Indebtedness meets the criteria of more than one of the categories of Indebtedness de-5118 scribed in clauses (a) through (q) above, the Borrower shall, in its sole discretion, classify and may from 5119 time to time reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion 5120 thereof) and will only be required to include the amount and type of such Indebtedness in one or more of 5121 the above clauses; provided that all Indebtedness outstanding under the Loan Documents will be deemed 5122 to have been incurred in reliance only on the exception in clause (a) of this Section 8.1; (ii) additionally, 5123 all or any portion of any item of Indebtedness may later be classified as having been Incurred pursuant to 5124 any type of Indebtedness described in this Section 8.1 so long as such Indebtedness is permitted to be In-5125 curred pursuant to such provision at the time of reclassification; (iii) all Indebtedness outstanding on the 5126 Closing Date under the Senior Notes shall be deemed to be initially incurred on the Closing Date under 5127 clause (e) of this Section 8.1; (iv) in the case of any refinancing of any Indebtedness, such Indebtedness 5128 shall not include the aggregate amount of fees, underwriting discounts, premiums and other costs and ex-5129 penses Incurred in connection with such refinancing; (v) guarantees of, or obligations in respect of letters 5130 of credit, bankers’ acceptances or other similar instruments relating to, or Liens securing, Indebtedness 5131 that is otherwise included in the determination of a particular amount of Indebtedness shall not be includ-5132 ed; (vi) if obligations in respect of letters of credit, bankers’ acceptances or other similar instruments are 5133 Incurred pursuant to any Facility and are being treated as Incurred pursuant to clause (i) of this Section 5134 8.1 and the letters of credit, bankers’ acceptances or other similar instruments relate to other Indebtedness, 5135 then such other Indebtedness shall not be included; (vii) the principal amount of any Disqualified Stock of 5136

-113- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the Borrower or any of its Restricted Subsidiaries, or Preferred Stock of a Restricted Subsidiary, will be 5137 equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either 5138 case, any redemption or repurchase premium) or the liquidation preference thereof; (viii) Indebtedness 5139 permitted by this Section 8.1 need not be permitted solely by reference to one provision permitting such 5140 Indebtedness but may be permitted in part by one such provision and in part by one or more other provi-5141 sions of this covenant permitting such Indebtedness; and (ix) the amount of any Indebtedness outstanding 5142 as of any date shall be (a) the accreted value thereof in the case of any Indebtedness issued with original 5143 issue discount and (b) the principal amount of the Indebtedness, or liquidation preference thereof, in the 5144 case of any other Indebtedness. 5145 Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amorti-5146 zation of original issue discount, the payment of interest in the form of additional Indebtedness, the pay-5147 ment of dividends in the form of additional shares of Preferred Stock or Disqualified Stock or the reclassi-5148 fication of commitments or obligations not treated as Indebtedness due to a change in GAAP, will not be 5149 deemed to be an Incurrence of Indebtedness for purposes of this Section 8.1. 5150 If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of 5151 such Subsidiary shall be deemed to be Incurred by a Restricted Subsidiary of the Borrower as of such 5152 date.). 5153 For purposes of determining compliance with any U.S. dollar-denominated restriction on the in-5154 currence of Indebtedness, the U.S. dollar equivalent principal amount of Indebtedness denominated in a 5155 foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date 5156 such Indebtedness was Incurred, in the case of term debt, or first committed, in the case of revolving cred-5157 it debt; provided, that if such Indebtedness is Incurred to refinance other Indebtedness denominated in a 5158 foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to 5159 be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, 5160 such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the princi-5161 pal amount of such refinancing Indebtedness does not exceed (a) the principal amount of such Indebted-5162 ness being refinanced plus (b) the aggregate amount of fees, underwriting discounts, premiums (including 5163 tender premiums) and other costs and expenses (including original issue discount, upfront fees or similar 5164 fees) incurred in connection with such refinancing. 5165 Notwithstanding any other provision of this Section 8.1, the maximum amount of Indebtedness 5166 that the Borrower or a Subsidiary may Incur pursuant to this covenant shall not be deemed to be exceeded 5167 solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebt-5168 edness Incurred to refinance other Indebtedness, if Incurred in a different currency from the Indebtedness 5169 being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in 5170 which such refinancing indebtedness is denominated that is in effect on the date of such refinancing. 5171 Section 8.2 Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, 5172 directly or indirectly, create, Incur or permit to exist any Lien that secures obligations under any Indebt-5173 edness or any related guarantee, on any asset or property of the Borrower or any Restricted Subsidiary, 5174 except for the following: 5175 (a) Liens created pursuant to any Loan Document; 5176 (b) Liens existing on the date hereof and set forth on Schedule 8.2; 5177

-114- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (c) Liens on assets or property of a Restricted Subsidiary that is not a Guarantor and 5178 that does not constitute Collateral securing Indebtedness of any Restricted Subsidiary that is not a 5179 Guarantor permitted under Section 8.1; 5180 (d) pledges, deposits or Liens under workmen’s compensation laws, payroll taxes, 5181 unemployment insurance laws, social security laws or similar legislation, or insurance related ob-5182 ligations (including pledges or deposits securing liability to insurance carriers under insurance or 5183 self-insurance arrangements), or in connection with bids, tenders, completion guarantees, con-5184 tracts (other than for borrowed money) or leases, or to secure utilities, licenses, public or statutory 5185 obligations, or to secure surety, indemnity, judgment, appeal or performance bonds, guarantees of 5186 government contracts (or other similar bonds, instruments or obligations), or as security for con-5187 tested taxes or import or customs duties or for the payment of rent, or other obligations of like na-5188 ture, in each case Incurred in the ordinary course of business; 5189 (e) Liens imposed by law, including carriers’, warehousemen’s, mechanics’, land-5190 lords’, materialmen’s, repairmen’s, construction contractors’ or other like Liens, in each case for 5191 sums not yet overdue for a period of more than 60 days or that are bonded or being contested in 5192 good faith by appropriate proceedings and in the case of Collateral, such proceedings have the ef-5193 fect of preventing forfeiture or sale of the property or assets subject to such Lien; 5194 (f) Liens for Taxes which are not overdue for a period of more than 60 days or 5195 which are being contested in good faith by appropriate proceedings; provided that appropriate re-5196 serves required pursuant to GAAP have been made in respect thereof and in the case of Collat-5197 eral, such proceedings have the effect of preventing forfeiture or sale of the property or assets 5198 subject to such Lien; 5199 (g) encumbrances, ground leases, easements (including reciprocal easement agree-5200 ments), survey exceptions, or reservations of, or rights of others for, licenses, rights of way, sew-5201 ers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, building 5202 codes or other restrictions (including minor defects or irregularities in title and similar encum-5203 brances) as to the use of real properties or Liens incidental to the conduct of the business of the 5204 Borrower and its Restricted Subsidiaries or to the ownership of their properties which do not in 5205 the aggregate materially adversely affect the value of said properties or materially impair their use 5206 in the operation of the business of the Borrower and its Restricted Subsidiaries; 5207 (h) Liens (a) on assets or property of the Borrower or any Restricted Subsidiary se-5208 curing Hedging Agreements or cash management services permitted under this Agreement; (b) 5209 that are contractual rights of set-off or, in the case of clause (i) or (ii) below, other bankers’ Liens 5210 (i) relating to treasury, depository and cash management services or any automated clearing house 5211 transfers of funds in the ordinary course of business and not given in connection with the issuance 5212 of Indebtedness or (ii) relating to pooled deposit or sweep accounts to permit satisfaction of over-5213 draft or similar obligations incurred in the ordinary course of business of the Borrower or any Re-5214 stricted Subsidiary or (iii) relating to purchase orders and other agreements entered into with cus-5215 tomers of the Borrower or any Restricted Subsidiary in the ordinary course of business; (c) on 5216 cash accounts securing Indebtedness incurred under Section 8.1(j)(iii) with financial institutions; 5217 (d) encumbering reasonable customary initial deposits and margin deposits and similar Liens at-5218 taching to commodity trading accounts or other brokerage accounts incurred in the ordinary 5219 course of business, consistent with past practice and not for speculative purposes; and/or (e) (i) of 5220 a collection bank arising under Section 4-210 of the UCC on items in the course of collection and 5221 (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including 5222 the right of set-off) arising in the ordinary course of business in connection with the maintenance 5223

-115- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 of such accounts and (iii) arising under customary general terms of the account bank in relation to 5224 any bank account maintained with such bank and attaching only to such account and the products 5225 and proceeds thereof, which Liens, in any event, do not to secure any Indebtedness; 5226 (i) leases, licenses, subleases and sublicenses of assets (including real property and 5227 intellectual property licenses), in each case entered into in the ordinary course of business so long 5228 as such leases are subordinate in all respects to the Liens granted and evidenced by the Loan 5229 Documents and do not individually or in the aggregate, interfere in any material respect with the 5230 ordinary conduct of the business of the Company or any Subsidiary and materially impair the use 5231 or value of the property; 5232 (j) Liens arising out of judgments, decrees, orders or awards not giving rise to an 5233 Event of Default so long as (a) any appropriate legal proceedings which may have been duly ini-5234 tiated for the review of such judgment, decree, order or award have not been finally terminated, 5235 (b) or the period within which such proceedings may be initiated has not expired or (c) no more 5236 than 60 days have passed after (i) such judgment, decree, order or award has become final or 5237 (ii) such period within which such proceedings may be initiated has expired; 5238 (k) Liens (i) on assets or property of the Borrower or any Restricted Subsidiary for 5239 the purpose of securing Capitalized Lease Obligations or Purchase Money Obligations, or secur-5240 ing the payment of all or a part of the purchase price of, or securing other Indebtedness Incurred 5241 to finance or refinance the acquisition, improvement or construction of, assets or property ac-5242 quired or constructed in the ordinary course of business; provided that (a) the aggregate principal 5243 amount of Indebtedness secured by such Liens is otherwise permitted to be Incurred under this 5244 Agreement and (b) any such Lien may not extend to any assets or property of the Borrower or any 5245 Restricted Subsidiary other than assets or property acquired, improved, constructed or leased with 5246 the proceeds of such Indebtedness and any improvements or accessions to such assets and proper-5247 ty and (ii) on any interest or title of a lessor under any Capitalized Lease Obligation or operating 5248 lease; 5249 (l) Liens perfected or evidenced by UCC financing statement filings (or similar fil-5250 ings in other applicable jurisdictions) regarding operating leases entered into by the Borrower and 5251 its Restricted Subsidiaries in the ordinary course of business; 5252 (m) Liens on property, other assets or shares of stock of a Person (other than any Li-5253 cense Subsidiary) at the time such Person becomes a Restricted Subsidiary (or at the time the 5254 Borrower or a Restricted Subsidiary acquires such property, other assets or shares of stock, in-5255 cluding any acquisition by means of a merger, amalgamation, consolidation or other business 5256 combination transaction with or into the Borrower or any Restricted Subsidiary); provided, how-5257 ever, that such Liens are not created, Incurred or assumed in anticipation of or in connection with 5258 such other Person becoming a Restricted Subsidiary (or such acquisition of such property, other 5259 assets or stock); provided, further, that such Liens are limited to all or part of the same property, 5260 other assets or stock (plus improvements, accession, proceeds or dividends or distributions in 5261 connection with the original property, other assets or stock) that secured (or, under the written ar-5262 rangements under which such Liens arose, could secure) the obligations to which such Liens re-5263 late; 5264 (n) Liens (i) in favor of the Borrower or a Restricted Subsidiary on assets of a Re-5265 stricted Subsidiary that is not a Loan Party securing permitted intercompany Indebtedness and (ii) 5266 in favor of the Borrower or any Guarantor; 5267

-116- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (o) Liens securing Indebtedness Incurred in connection with a Permitted Refinancing 5268 to refinance Indebtedness that was previously so secured, and permitted to be secured under this 5269 Section 8.2; provided that any such Lien is limited to all or part of the same property or assets 5270 (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that se-5271 cured (or, under the written arrangements under which the original Lien arose, could secure) the 5272 Indebtedness being refinanced or is in respect of property that is or could be the security for or 5273 subject to a Lien otherwise permitted under this Section 8.2; 5274 (p) (a) mortgages, liens, security interests, restrictions, encumbrances or any other 5275 matters of record that have been placed by any government, statutory or regulatory authority, de-5276 veloper, landlord or other third party on property over which the Borrower or any Restricted Sub-5277 sidiary of the Borrower has easement rights or on any leased property and subordination or simi-5278 lar arrangements relating thereto and (b) any condemnation or eminent domain proceedings af-5279 fecting any real property; 5280 (q) any encumbrance or restriction (including put and call arrangements) with re-5281 spect to Stock of any joint venture or similar arrangement pursuant to any joint venture or similar 5282 agreement; 5283 (r) Liens on property or assets that does not constitute Collateral under construction 5284 (and related rights) in favor of a contractor or developer or arising from progress or partial pay-5285 ments by a third party relating to such property or assets; 5286 (s) Liens arising out of conditional sale, title retention, hire purchase, consignment 5287 or similar arrangements for the sale of goods entered into in the ordinary course of business; 5288 (t) Liens on Stock or other securities or assets of any Unrestricted Subsidiary that 5289 secure Indebtedness of such Unrestricted Subsidiary; 5290 (u) [reserved]; 5291 (v) Liens on equipment of the Borrower or any Restricted Subsidiary that does not 5292 constitute Collateral and located on the premises of any client or supplier in the ordinary course 5293 of business; 5294 (w) Liens on assets or securities deemed to arise in connection with and solely as a 5295 result of the execution, delivery or performance of contracts to sell such assets or securities if 5296 such sale is otherwise permitted by this Agreement; 5297 (x) Liens arising by operation of law or contract on insurance policies and the pro-5298 ceeds thereof to secure premiums thereunder, and Liens, pledges and deposits in the ordinary 5299 course of business securing liability for premiums or reimbursement or indemnification obliga-5300 tions of (including obligations in respect of letters of credit or bank guarantees for the benefits of) 5301 insurance carriers; 5302 (y) Liens solely on any cash earnest money deposits made in connection with any 5303 letter of intent or purchase agreement permitted under this Agreement; 5304 (z) [reserved]; 5305

-117- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (aa) Liens (i) on cash advances in favor of the seller of any property to be acquired in 5306 an Investment permitted pursuant to Section 8.3 to be applied against the purchase price for such 5307 Investment, and (ii) consisting of an agreement to sell any property in an asset sale permitted un-5308 der Section 8.4, in each case, solely to the extent such Investment or asset sale, as the case may 5309 be, would have been permitted on the date of the creation of such Lien; 5310 (bb) Liens or any encumbrance or restriction pursuant to applicable law, rule, regula-5311 tion or order; 5312 (cc) Liens or any encumbrance or restriction pursuant to an agreement or instrument 5313 of a Person or relating to any Stock or Indebtedness of a Person, entered into on or before the date 5314 on which such Person was acquired by or merged, amalgamated, consolidated or otherwise com-5315 bined with or into the Borrower or any Restricted Subsidiary or on which such agreement or in-5316 strument is assumed by the Borrower or any Restricted Subsidiary in connection with an acquisi-5317 tion of assets (other than Stock or Indebtedness Incurred as consideration in, or to provide all or 5318 any portion of the funds utilized to consummate, the transaction or series of related transactions 5319 pursuant to which such Person became a Restricted Subsidiary or was acquired by the Borrower 5320 or was merged, amalgamated, consolidated or otherwise combined with or into the Borrower or 5321 any Restricted Subsidiary or entered into in contemplation of or in connection with such transac-5322 tion) and outstanding on such date; 5323 (dd) leasehold mortgages Incurred by tenants party to leases or sub-leases permitted 5324 under Section 8.4(y) so long as the applicable sub-tenant agrees to subordinate their interest in the 5325 applicable lease or sub-lease to the lenders under the Lease Servicing Agreement referenced in 5326 Section 8.4(y); 5327 (ee) Liens on the Collateral securing obligations in respect of Credit Agreement Refi-5328 nancing Indebtedness constituting Permitted First Priority Refinancing Debt or Permitted Junior 5329 Priority Refinancing Debt (and any Permitted Refinancing of any of the foregoing); provided that 5330 any such Liens securing any Permitted Refinancing in respect of such Permitted First Priority Re-5331 financing Debt or Permitted Junior Priority Refinancing Debt are subject to a customary inter-5332 creditor agreement in favor of, and reasonably satisfactory to, the Administrative Agent; 5333 (ff) Liens securing Indebtedness and other obligations in an aggregate principal 5334 amount not to exceed $30.0 million at any one time outstanding; 5335 (gg) Liens arising in connection with any Intercompany License Agreements; and 5336 (hh) Liens on Collateral securing Indebtedness Incurred pursuant to Section 8.01(p). 5337 For purposes of this Section 8.2, the term Indebtedness shall be deemed to include interest on 5338 such Indebtedness including interest which increases the principal amount of such Indebtedness. In the 5339 event that a Lien meets the criteria of more than one of the types of Liens (at the time of incurrence or at a 5340 later date), the Borrower in its sole discretion may divide, classify or from time to time reclassify all or 5341 any portion of such Lien in any manner that complies with this covenant and such Lien shall be treated as 5342 having been made pursuant only to the clause or clauses of the definition of Lien to which such Lien has 5343 been classified or reclassified; provided however, that the foregoing shall not apply to clause (a) of this 5344 Section 8.2. 5345 Section 8.3 Investments. The Borrower will not, and will not permit any of its Restricted 5346 Subsidiaries to make or maintain, directly or indirectly, any Investment except for the following: 5347

-118- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (a) Investments existing on the date hereof and set forth on Schedule 8.3, and includ-5348 ing any modification, replacement, renewal or extension thereof; provided that the amount of any 5349 such Investment may not be increased except (i) as required by the terms of such Investment as in 5350 existence on the date hereof or (ii) as otherwise permitted by this Agreement; 5351 (b) (i) Investments in a Restricted Subsidiary (including the Stock of a Restricted 5352 Subsidiary) or the Borrower and (ii) Permitted Acquisitions, provided that the aggregate amount 5353 of Investments in, together with Permitted Acquisitions of, Restricted Subsidiaries that are not 5354 Loan Parties made under this Section 8.3(b) shall not exceed 10.0% of Consolidated Total Assets 5355 at the time of such Investment; 5356 (c) other Investments in an aggregate amount outstanding pursuant to this clause (c) 5357 at any time not to exceed the portion, if any, of the Available Amount on the date of such Invest-5358 ment that the Borrower elects to apply to this clause (c), such election to be specified in a written 5359 notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of 5360 Available Amount immediately prior to such election and the amount thereof elected to be so ap-5361 plied; provided that (A) the Total Net Leverage Ratio of the Borrower and its Subsidiaries deter-5362 mined on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter for which 5363 financial statements were required to have been delivered pursuant to Section 6.1(b) or (c), as ap-5364 plicable, as if such Investment had been made on the last day of such Fiscal Quarter, is equal to or 5365 less than 5.40:1.00 and (B) no Default or Event of Default has occurred and is continuing (or 5366 would result therefrom); 5367 (d) Investments in another Person if such Person is engaged in any business similar 5368 to the Business and as a result of such Investment such other Person is merged, amalgamated, 5369 consolidated or otherwise combined with or into, or transfers or conveys all or substantially all its 5370 assets to, the Borrower or a Restricted Subsidiary; 5371 (e) Investments in cash, Cash Equivalents or Investment Grade Securities; 5372 (f) Investments in receivables owing to the Borrower or any Restricted Subsidiary 5373 created or acquired in the ordinary course of business or consistent with past practices; 5374 (g) Investments in payroll, travel and similar advances to cover matters that are ex-5375 pected at the time of such advances ultimately to be treated as expenses for accounting purposes 5376 and that are made in the ordinary course of business or consistent with past practices; 5377 (h) Management Advances; 5378 (i) Investments received in settlement of debts created in the ordinary course or con-5379 sistent with past practices of business and owing to the Borrower or any Restricted Subsidiary or 5380 in exchange for any other Investment or accounts receivable held by the Borrower or any such 5381 Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in 5382 satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement includ-5383 ing upon the bankruptcy or insolvency of a debtor or otherwise with respect to any secured In-5384 vestment or other transfer of title with respect to any secured Investment in default; 5385 (j) Investments made as a result of the receipt of non-cash consideration from a sale 5386 or other disposition of property or assets; 5387

-119- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (k) Hedging Agreements, which transactions or obligations are Incurred in compli-5388 ance with Section 8.1; 5389 (l) pledges or deposits with respect to leases or utilities provided to third parties in 5390 the ordinary course of business or Liens permitted under Section 8.2; 5391 (m) any Investment to the extent made using Stock of Borrower (other than Disquali-5392 fied Stock) or stock of any parent entity as consideration; 5393 (n) [reserved]; 5394 (o) Investments consisting of purchases and acquisitions of inventory, supplies, ma-5395 terials and equipment or licenses or leases of intellectual property, in any case, in the ordinary 5396 course of business and in accordance with this Agreement; 5397 (p) (i) Guaranty Obligations not prohibited by Section 8.1 and (other than with re-5398 spect to Indebtedness) guarantees, keepwells and similar arrangements in the ordinary course of 5399 business, and (ii) performance guarantees with respect to obligations that are permitted by this 5400 Agreement; 5401 (q) Investments consisting of earnest money deposits required in connection with a 5402 purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited 5403 by this Agreement; 5404 (r) Investments of a Restricted Subsidiary acquired after the Closing Date or of an 5405 entity merged or amalgamated into the Borrower or merged or amalgamated into or consolidated 5406 with a Subsidiary after the Closing Date to the extent that such Investments were not made in 5407 contemplation of or in connection with such acquisition, merger, amalgamation or consolidation 5408 and were in existence on the date of such acquisition, merger, amalgamation or consolidation; 5409 (s) Investments consisting of licensing or contribution of intellectual property pursu-5410 ant to joint marketing arrangements with other Persons; 5411 (t) contributions to a “rabbi” trust for the benefit of employees or other grantor trust 5412 subject to claims of creditors in the case of a bankruptcy of the Borrower; 5413 (u) Investments in joint ventures and similar entities and Unrestricted Subsidiaries 5414 having an aggregate fair market value, when taken together with all other Investments made pur-5415 suant to this clause that are at the time outstanding, not to exceed the greater of $30.0 million and 5416 3.25% of Total Assets at the time of such Investment (with the fair market value of each Invest-5417 ment being measured at the time made and without giving effect to subsequent changes in value); 5418 provided that the terms of any shareholder agreement or similar arrangements (including joint 5419 venture agreements) relating to any such joint venture invested in pursuant to this clause (u) shall 5420 not prohibit the pledge of Stock and Stock Equivalents of such joint venture to the Administrative 5421 Agent, for the benefit of the Secured Parties, and any such Stock and Stock Equivalents shall be 5422 delivered to the Administrative Agent in accordance with Section 7.11; 5423 (v) additional Investments having an aggregate fair market value, taken together with 5424 all other Investments made pursuant to this clause (v) that are at that time outstanding, not to ex-5425 ceed the greater of $30.0 million and 3.25% of Total Assets (with the fair market value of each 5426 Investment being measured at the time made and without giving effect to subsequent changes in 5427

-120- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 value) plus the amount of any distributions, dividends, payments or other returns in respect of 5428 such Investments; 5429 (w) Investments in connection with the Transaction; 5430 (x) the Permitted Joint Venture; and 5431 (y) other Investments so long as (x) no Default or Event of Default has occurred and 5432 is continuing (or would result therefrom) and (y) the Total Net Leverage Ratio, calculated on a 5433 Pro Forma Basis after giving effect to such Investments and the Incurrence of any Indebtedness in 5434 connection therewith would be no greater than 4.00:1.00 for the most recently ended Test Period. 5435 Section 8.4 Asset Sales. Neither the Borrower nor any Restricted Subsidiary shall Sell any of 5436 its property (other than cash) or issue shares of its own Stock, except for the following: 5437 (a) Dispositions of property to the Borrower or any Restricted Subsidiary; provided 5438 that if the transferor of such property is a Loan Party, (i) the transferee thereof must be a Loan 5439 Party or (ii) if such transaction constitutes an Investment, such transaction is permitted under Sec-5440 tion 8.3; 5441 (b) Sales of Cash Equivalents or Investment Grade Securities; 5442 (c) Sales of inventory, goods, products and immaterial assets or other assets in the 5443 ordinary course of business or consistent with past practice (including allowing any registrations 5444 or any applications for registrations of any intellectual property rights to lapse or go abandoned in 5445 the ordinary course of business or consistent with past practice); 5446 (d) a disposition of obsolete, surplus or worn out property, equipment or other assets 5447 or property, equipment or other assets that are no longer used or useful in the conduct of the busi-5448 ness of the Borrower and its Subsidiaries; 5449 (e) any dispositions of Stock, properties or assets in a single transaction or series of 5450 related transactions with a fair market value (as determined in good faith by the Borrower) of less 5451 than $10.0 million; 5452 (f) an issuance of Stock by a Restricted Subsidiary to the Borrower or to another Re-5453 stricted Subsidiary or as part of or pursuant to an equity incentive or compensation plan approved 5454 by the Board of Directors; 5455 (g) transfer of the Radio Station Licenses and FCC Licenses to a License Subsidiary 5456 pursuant to Section 7.12; 5457 (h) any Restricted Payment that is permitted to be made, and is made, under Sec-5458 tion 8.5 and the making of any Investment permitted under Section 8.3; 5459 (i) dispositions in connection with Liens permitted under Section 8.2; 5460 (j) dispositions of receivables in connection with the compromise, settlement or col-5461 lection thereof in the ordinary course of business or consistent with past practice or in bankruptcy 5462 or similar proceedings and exclusive of factoring or similar arrangement; 5463

-121- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (k) the licensing or sub-licensing of intellectual property or other general intangibles 5464 and licenses, sub-licenses, leases or subleases of other property, in each case, in the ordinary 5465 course of business or consistent with past practice; 5466 (l) foreclosure, condemnation or any similar action with respect to any property or 5467 other assets; 5468 (m) the sale or discount (with or without recourse, and on customary or commercially 5469 reasonable terms and for credit management purposes) of accounts receivable or notes receivable 5470 arising in the ordinary course of business or consistent with past practice, or the conversion or ex-5471 change of accounts receivable for notes receivable; 5472 (n) any disposition of Stock, Indebtedness or other securities of an Unrestricted Sub-5473 sidiary (other than Unrestricted Subsidiaries the primary assets of which are cash and/or Cash 5474 Equivalents) or a Restricted Subsidiary that owns an Unrestricted Subsidiary so long as such Re-5475 stricted Subsidiary owns no assets other than the Stock of such an Unrestricted Subsidiary); 5476 (o) any disposition of Stock of a Restricted Subsidiary pursuant to an agreement or 5477 other obligation with or to a Person (other than the Borrower or a Restricted Subsidiary) from 5478 whom such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary ac-5479 quired its business and assets (having been newly formed in connection with such acquisition), 5480 made as part of such acquisition and in each case comprising all or a portion of the consideration 5481 in respect of such sale or acquisition; 5482 (p) [reserved]; 5483 (q) any financing transaction with respect to property constructed, acquired, re-5484 placed, repaired or improved (including any reconstruction, refurbishment, renovation and/or de-5485 velopment of real property) by the Borrower or any Subsidiary after the Closing Date, including 5486 Sale and Leaseback Transactions and asset securitizations, permitted hereunder; 5487 (r) dispositions of Investments in joint ventures to the extent required by, or made 5488 pursuant to customary buy/sell arrangements between, the parties to such joint venture set forth in 5489 joint venture arrangements and similar binding arrangements; 5490 (s) any surrender or waiver of contract rights or the settlement, release or surrender 5491 of contract, tort or other claims of any kind; 5492 (t) the unwinding of any Hedging Agreement pursuant to its terms; 5493 (u) dispositions of non-core assets (a) acquired in connection with any acquisition 5494 permitted under this Agreement or any Investment permitted under Section 8.3 or (b) with a fair 5495 market value not in excess of $20.0 million in the aggregate when taken together with all other 5496 dispositions pursuant to this clause (b); 5497 (v) [reserved]; 5498 (w) [reserved]; 5499

-122- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (x) any swap of assets in exchange for services or other assets in the ordinary course 5500 of business of comparable or greater value or usefulness to the business as determined in good 5501 faith by the Borrower; 5502 (y) leasing certain real property locations on which certain towers are located to GTP 5503 Structures II, LLC (“GTP”), a Delaware limited liability company, pursuant to that certain Lease 5504 Servicing Agreement, dated as of March 22, 2012, by and between GTP and the Borrower, as the 5505 same may be amended, restated, amended and restated, supplemented, extended, renewed or oth-5506 erwise modified from time to time); 5507 (z) the sale or discount (with or without recourse, and on customary or commercially 5508 reasonable terms and for credit management purposes) of accounts receivable or notes receivable 5509 arising in the ordinary course of business, or the conversion or exchange of accounts receivable 5510 for notes receivable; 5511 (aa) the abandonment or other disposition of Intellectual Property that is, in the rea-5512 sonable judgment of such Restricted Subsidiary, no longer material to the operation of its busi-5513 ness or otherwise of material value (including without limitation Intellectual Property that has ex-5514 pired on its own terms with no right to renew); 5515 (bb) Sales of property to the extent that (i) such property is exchanged for credit 5516 against the purchase price of similar property or (ii) the proceeds of such Sale are promptly ap-5517 plied to the purchase price of such similar property; 5518 (cc) Sales constituting Restricted Payments, Permitted Liens and Permitted Invest-5519 ments and fundamental changes permitted by Section 8.7 but only to the extent that any such Re-5520 stricted Payment, Permitted Lien, Permitted Investment or fundamental change was permitted 5521 without reference to this clause (cc); 5522 (dd) Sales resulting from Property Loss Events and transfers of property that has suf-5523 fered a Property Loss Event (constituting a total loss or constructive total loss of such proper-5524 ty) upon receipt of the Net Cash Proceeds of such Property Loss Event; 5525 (ee) as long as no Default or Event of Default is continuing or would result therefrom, 5526 any Sale of property (other than as part of a Sale and Leaseback Transaction) by any Loan Party 5527 so long as (i) the Borrower or Restricted Subsidiary, as the case may be, receives consideration 5528 (including by way of relief from, or by any other Person assuming responsibility for, any liabili-5529 ties, contingent or otherwise) at least equal to the fair market value (such fair market value to be 5530 determined on the date of contractually agreeing to such Sale), as determined in good faith by the 5531 Board of Directors of the applicable Loan Party, of the shares and assets subject to such Sale, (ii) 5532 in any such Sale, or series of related Sales, at least 75% of the consideration from such Sale (in-5533 cluding by way of relief from, or by any other Person assuming responsibility for, any liabilities, 5534 contingent or otherwise) received by the Borrower or such Restricted Subsidiary, as the case may 5535 be, is in the form of cash or Cash Equivalents or Designated Non-Cash Considerations to the ex-5536 tent that all Designated Non-Cash Considerations at such time does not exceed the greater of (x) 5537 $20,000,000 and (y) 2.25% of Total Assets (with the fair market value of each item of Designated 5538 Non-Cash Consideration being measured at the time received and without giving effect to subse-5539 quent changes in value) and (iii) the Net Cash Proceeds are applied as set forth in Section 2.8 as 5540 and when required thereby; provided, however, that the aggregate consideration received for all 5541 Sales pursuant to this clause (ee) shall not exceed $5,000,000; 5542

-123- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (ff) so long as no Default or Event of Default is continuing or would result therefrom, 5543 any Permitted Asset Swap by any Loan Party so long as the Borrower or Subsidiary, as the case 5544 may be, receives consideration (including by way of relief from, or by any other Person assuming 5545 responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value 5546 (such fair market value to be determined on the date of contractually agreeing to such Permitted 5547 Asset Swap), as determined in good faith by the Board of Directors of the applicable Loan Party, 5548 of the shares and assets subject to such Permitted Asset Swap; provided, however, that the aggre-5549 gate value of Permitted Asset Swaps pursuant to this clause (ff) shall not exceed $25,000,000 in 5550 the aggregate in any calendar year; and 5551 (gg) so long as no Default or Event of Default is continuing or would result therefrom, 5552 any other Sale of property (other than as part of a Sale and Leaseback Transaction) of any Loan 5553 Party for fair market value (such fair market value to be determined on the date of contractually 5554 agreeing to such Sale), as determined in good faith by the Board of Directors of the applicable 5555 Loan Party, of the shares and assets subject to such Sale; provided, however that the aggregate 5556 consideration received for all Sales pursuant to this clause (gg) shall not exceed $10,000,000 in 5557 any calendar year and $50,000,000 in the aggregate. 5558 Section 8.5 Restricted Payments. The Borrower will not, and will not permit any of its Re-5559 stricted Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Re-5560 stricted Payment except for the following: 5561 (a) (i) Restricted Payments (A) by any Group Member that is a Loan Party to any 5562 Loan Party and (B) by any Group Member that is not a Loan Party to any Group Member and (ii) 5563 dividends and distributions by any Subsidiary of the Borrower that is not a Loan Party to any 5564 holder of its Stock, to the extent made to all such holders ratably according to their ownership in-5565 terests in such Stock; 5566 (b) dividends and distributions declared and paid on the common Stock of any Re-5567 stricted Subsidiary ratably to the holders of such common Stock and payable only in common 5568 Stock of such Restricted Subsidiary; 5569 (c) Restricted Payments in an aggregate amount not to exceed the portion, if any, of 5570 the Available Amount on the date of such Restricted Payment that the Borrower elects to apply to 5571 this clause (c), such election to be specified in a written notice of a Responsible Officer of the 5572 Borrower calculating in reasonable detail the amount of Available Amount immediately prior to 5573 such election and the amount thereof elected to be so applied, provided that (A) the Total Net 5574 Leverage Ratio of the Borrower and its Restricted Subsidiaries determined on a Pro Forma Basis 5575 as of the last day of the most recently ended Fiscal Quarter for which financial statements were 5576 required to have been delivered pursuant to Section 6.1(b) or (c), as applicable, as if such Re-5577 stricted Payment had been made on the last day of such Fiscal Quarter, is equal to or less than 5578 5.40:1.00 and (B) no Default or Event of Default has occurred and is continuing (or would result 5579 therefrom); 5580 (d) the payment of any dividend or distribution within 60 days after the date of dec-5581 laration thereof, if at the date of declaration such payment would have complied with the provi-5582 sions of this Agreement or the redemption, repurchase or retirement of Indebtedness if, at the date 5583 of any redemption notice, such payment would have complied with the provisions of this Agree-5584 ment; 5585

-124- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (e) a Restricted Payment to pay for the repurchase, redemption or other acquisition 5586 or retirement for value of Stock (other than Disqualified Stock) (“Refunding Capital Stock”) of 5587 the Borrower or of any Parent Entity held by any future, present or former employee, director or 5588 consultant of the Borrower, any of its Restricted Subsidiaries or of any Parent Entity (or permitted 5589 transferees, assigns, estates, trusts or heirs of such employee, director or consultant) either pursu-5590 ant to any management equity plan or stock option plan or any other management or employee 5591 benefit plan or agreement or upon the termination of such employee, director or consultant’s em-5592 ployment or directorship; provided, however, that the aggregate Restricted Payments made under 5593 this clause do not exceed $10.0 million in any calendar year (with unused amounts in any calen-5594 dar year being carried over to succeeding calendar years subject to a maximum of $20.0 million 5595 in any calendar year); provided further that such amount in any calendar year may be increased 5596 by an amount not to exceed: 5597 (i) the cash proceeds from the sale of Stock (other than Disqualified Stock) 5598 of the Borrower and, to the extent contributed to the capital of the Borrower (other than 5599 through the issuance of Disqualified Stock), Stock of any Parent Entity, in each case to 5600 members of management, directors or consultants of the Borrower, any of its Restricted 5601 Subsidiaries or any Parent Entity that occurred after the Closing Date; plus 5602 (ii) the cash proceeds of key man life insurance policies received by the Bor-5603 rower and its Restricted Subsidiaries after the Closing Date; less 5604 (iii) the amount of any Restricted Payments made in previous calendar years 5605 pursuant to clauses (i) and (ii) of this clause (e); 5606 and provided further that cancellation of Indebtedness owing to the Borrower or any Restricted 5607 Subsidiary from any future, present or former members of management, directors, employees or 5608 consultants of the Borrower or any Parent Entity or Restricted Subsidiaries in connection with a 5609 repurchase of Stock of the Borrower or any Parent Entity will not be deemed to constitute a Re-5610 stricted Payment for purposes of this covenant or any other provision of this Agreement; 5611 (f) the declaration and payment of dividends on Disqualified Stock or Preferred 5612 Stock of a Restricted Subsidiary, incurred in accordance with Section 8.1; 5613 (g) purchases, repurchases, redemptions, defeasances or other acquisitions or retire-5614 ments of Stock deemed to occur upon the exercise of stock options, warrants or other rights in re-5615 spect thereof if such Stock represents a portion of the exercise price thereof; 5616 (h) dividends, loans, advances or distributions to any Parent Entity or other payments 5617 by the Borrower or any Restricted Subsidiary in amounts equal to (without duplication): 5618 (i) the amounts required for any Parent Entity to pay any Parent Entity Ex-5619 penses; or 5620 (ii) amounts constituting or to be used for purposes of making payments to 5621 the extent specified in clauses (c), (d), (f) and (k) of Section 8.9; 5622 (i) the declaration and payment by the Borrower of, dividends on the common stock 5623 or common equity interests of the Borrower or any Parent Company following a public offering 5624 of such common stock or common equity interests, in an amount not to exceed 6% of the pro-5625 ceeds received by or contributed to the Borrower in or from any public offering in any fiscal year; 5626

-125- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (j) payments by the Borrower, or loans, advances, dividends or distributions to any 5627 Parent Entity to make payments, to holders of Stock of the Borrower or any Parent Entity in lieu 5628 of the issuance of fractional shares of such Stock, provided, however, that any such payment, 5629 loan, advance, dividend or distribution shall not be for the purpose of evading any limitation of 5630 this covenant or otherwise to facilitate any dividend or other return of capital to the holders of 5631 such Stock (as determined in good faith by the Board of Directors); 5632 (k) Restricted Payments that are made with Excluded Contributions; 5633 (l) (i) the declaration and payment of dividends on Designated Preferred Stock of 5634 the Borrower issued after the Closing Date; and (ii) the declaration and payment of dividends on 5635 Refunding Stock that is Preferred Stock; provided, however, that, in the case of clause (i), the 5636 amount of all dividends declared or paid pursuant to this clause shall not exceed the Net Cash 5637 Proceeds received by the Borrower or the aggregate amount contributed in cash to the equity 5638 (other than through the issuance of Disqualified Stock by, or an Excluded Contribution or Speci-5639 fied Equity Contribution to, the Borrower), from the issuance or sale of such Designated Pre-5640 ferred Stock; provided further, in the case of clauses (i) and (ii), that for the most recently ended 5641 four fiscal quarters for which internal financial statements are available immediately preceding 5642 the date of issuance of such Designated Preferred Stock or declaration of such dividends on such 5643 Refunding Capital Stock, after giving effect to such payment on a pro forma basis the Total Net 5644 Leverage Ratio of the Borrower and its Restricted Subsidiaries calculated on a Pro Forma Basis is 5645 no greater than 6.00:1.00. 5646 (m) dividends or other distributions of Stock of, or Indebtedness owed to the Borrow-5647 er or a Restricted Subsidiary by, Unrestricted Subsidiaries (unless the Unrestricted Subsidiary’s 5648 principal asset is cash or Cash Equivalents); 5649 (n) Permitted Tax Distributions; 5650 (o) any Restricted Payment made in connection with the Transactions and any costs 5651 and expenses (including all legal, accounting and other professional fees and expenses) related 5652 thereto or used to fund amounts owed to Affiliates in connection with the Transactions (including 5653 dividends to any Parent Entity of the Borrower to permit payment by such Parent Entity of such 5654 amounts); 5655 (p) so long as no Default or Event of Default has occurred and is continuing (or 5656 would result therefrom), any Restricted Payments, so long as, immediately after giving pro forma 5657 effect to the payment of any such Restricted Payment and the Incurrence of any Indebtedness the 5658 net proceeds of which are used to make such Restricted Payment, the Total Net Leverage Ratio 5659 shall be no greater than 4.00:1.00; 5660 (q) [reserved]; 5661 (r) so long as no Default or Event of Default has occurred and is continuing (or 5662 would result therefrom), mandatory redemptions of Disqualified Stock issued as a Restricted 5663 Payment or as consideration for a Permitted Investment; provided that the amount of such re-5664 demptions are no greater than the amount that constituted a Restricted Payment or Permitted In-5665 vestment; 5666 (s) any purchase, repurchase, redemption, defeasance or other acquisition or retire-5667 ment of Preferred Stock of the Borrower or any Restricted Subsidiary made by exchange for or 5668

-126- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 out of the proceeds of the substantially concurrent sale of Preferred Stock of the Borrower or any 5669 Subsidiary, as the case may be, that, in each case, is permitted to be Incurred pursuant to Section 5670 8.1; provided that any such Preferred Stock shall not mature or otherwise be mandatorily redeem-5671 able prior to the date that is 180 days after the Latest Maturity Date then in effect; and 5672 (t) so long as no Default or Event of Default has occurred and is continuing (or 5673 would result from), Restricted Payments (including loans or advances) in an aggregate amount 5674 outstanding at the time made not to exceed $25.0 million. 5675 For purposes of determining compliance with this Section 8.5, in the event that a Re-5676 stricted Payment is permitted pursuant to this Section 8.5, the Borrower will be entitled to classify such 5677 Restricted Payment (or portion thereof) on the date of its payment or later reclassify such Restricted Pay-5678 ment (or portion thereof) in any manner that complies with this covenant. 5679 The amount of all Restricted Payments (other than cash) shall be the fair market value on 5680 the date of such Restricted Payment of the asset(s) or securities proposed to be paid, transferred or issued 5681 by the Borrower or such Subsidiary, as the case may be, pursuant to such Restricted Payment. The fair 5682 market value of any cash Restricted Payment shall be their face amount, and the fair market value of any 5683 non-cash Restricted Payment, property or assets other than cash shall be determined conclusively by the 5684 board of directors of the Borrower acting in good faith. 5685 Section 8.6 Prepayment of Indebtedness. Neither the Borrower nor any Restricted Subsidi-5686 ary shall (x) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof 5687 any Subordinated Debt, the Senior Notes or any Indebtedness Incurred pursuant to Section 8.1(q), (y) set 5688 apart any property for such purpose, whether directly or indirectly and whether to a sinking fund, a simi-5689 lar fund or otherwise, or (z) make any payment in violation of any subordination terms of any Subordinat-5690 ed Debt; provided, however, that Borrower and each Restricted Subsidiary may, to the extent otherwise 5691 permitted by the Loan Documents, do each of the following: 5692 (a) consummate a Permitted Refinancing (which for the avoidance of doubt shall in-5693 clude any Permitted Refinancing with respect to any Indebtedness) or exchange any such Indebt-5694 edness for Stock or repurchase or repay such Indebtedness with the proceeds of Stock; 5695 (b) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled ma-5696 turity thereof (or set apart any property for such purpose) (A) in the case of any Group Member 5697 that is not a Loan Party, any Indebtedness owing by such Group Member to any other Group 5698 Member and (B) otherwise, any Indebtedness owing to any Loan Party; 5699 (c) make regularly scheduled or otherwise required repayments or redemptions of 5700 such Indebtedness but only, in the case of Subordinated Debt, to the extent permitted by the sub-5701 ordination provisions thereof or relating thereto; 5702 (d) make prepayments, redemptions, purchases, defeasances or other satisfactions of 5703 any such Indebtedness in an aggregate amount not to exceed the portion, if any, of the Available 5704 Amount on the date of such election that the Borrower elects to apply to this Section 8.6(d); pro-5705 vided, however, that the Borrower may take such actions pursuant to this Section 8.6(d) only if (i) 5706 no Default or Event of Default has occurred and is continuing immediately prior to or after giving 5707 effect thereto and (ii) immediately prior to or after giving effect thereto, the Total Net Leverage 5708 Ratio of the Borrower and its Restricted Subsidiaries determined on a Pro Forma Basis is equal to 5709 or less than 5.40 to 1.00; and 5710

-127- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (e) make other prepayments, redemptions, purchases, defeasances or other satisfac-5711 tions of any such Indebtedness so long as (x) no Default or Event of Default has occurred and is 5712 continuing (or would result therefrom) and (y) the Total Net Leverage Ratio, calculated on a Pro 5713 Forma Basis would be no greater than 4.00:1.00 for the most recently ended Test Period. 5714 Section 8.7 Fundamental Changes. Neither the Borrower nor any Restricted Subsidiary shall 5715 (a) merge, consolidate or amalgamate with any Person, (b) acquire all or substantially all of the Stock or 5716 Stock Equivalents of any Person or (c) acquire any brand or all or substantially all of the assets of any 5717 Person or all or substantially all of the assets constituting any line of business, division, branch, operating 5718 division or other unit operation of any Person, in each case except for the following: (x) to consummate 5719 any Permitted Acquisition, or Permitted Investment or any Sale permitted by Section 8.4, (y) the merger, 5720 consolidation or amalgamation of any Restricted Subsidiary of the Borrower into any Loan Party and (z) 5721 the merger, consolidation or amalgamation of any Restricted Subsidiary for the sole purpose, and with the 5722 sole material effect, of changing its State of organization within the United States; provided, however, 5723 that (A) in the case of any merger, consolidation or amalgamation involving the Borrower, the Borrower 5724 shall be the surviving Person and (B) in the case of any merger, consolidation or amalgamation involving 5725 any other Loan Party, a Loan Party shall be the surviving corporation and all actions required to maintain 5726 the perfection of the Lien of the Administrative Agent on the Stock or property of such Loan Party shall 5727 have been made; provided, further, that in no event shall any Loan Party merge with Townsquare Media, 5728 LLC. 5729 Section 8.8 Change in Nature of Business. Neither the Borrower nor any Restricted Subsidi-5730 ary shall carry on any business, operations or activities (whether directly, through a joint venture, in con-5731 nection with a Permitted Acquisition or otherwise) other than the Business. 5732 Section 8.9 Transactions with Affiliates. The Borrower will not, and will not permit any of 5733 its Restricted Subsidiaries to, directly or indirectly, enter into or conduct any transaction (including the 5734 purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the 5735 Borrower (an “Affiliate Transaction”) involving aggregate value in excess of $10.0 million unless: 5736 (a) (i) the terms of such Affiliate Transaction taken as a whole are not materially less 5737 favorable to the Borrower or such Subsidiary, as the case may be, than those that could be ob-5738 tained in a comparable transaction at the time of such transaction or the execution of the agree-5739 ment providing for such transaction in arm’s length dealings with a Person who is not such an Af-5740 filiate, and (ii) in the event such Affiliate Transaction involves an aggregate value in excess of 5741 $20.0 million the terms of such transaction have been approved by a majority of the members of 5742 the Board of Directors; provided that any Affiliate Transaction shall be deemed to have satisfied 5743 the requirements set forth in subclause (ii) of this clause (a) if such Affiliate Transaction is ap-5744 proved by a majority of the Disinterested Directors, if any; 5745 (b) any Restricted Payment permitted to be made pursuant to Section 8.5 or any 5746 Permitted Investment; 5747 (c) any issuance or sale of Stock, options, other equity-related interests or other secu-5748 rities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the 5749 funding of, or entering into, or maintenance of, any employment, consulting, collective bargain-5750 ing or benefit plan, program, agreement or arrangement, related trust or other similar agreement 5751 and other compensation arrangements, options, warrants or other rights to purchase Stock of the 5752 Borrower or any Restricted Subsidiary or any Parent Entity, restricted stock plans, long-term in-5753 centive plans, stock appreciation rights plans, participation plans or similar employee benefits or 5754 consultants’ plans (including valuation, health, insurance, deferred compensation, severance, re-5755

-128- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 tirement, savings or similar plans, programs or arrangements) or indemnities provided on behalf 5756 of officers, employees, directors or consultants approved by the Board of Directors of the Bor-5757 rower, in each case in the ordinary course of business or consistent with past practice; 5758 (d) any Management Advances and any waiver or transaction with respect thereto; 5759 (e) any transaction between or among the Borrower and any Restricted Subsidiary 5760 (or entity that becomes a Restricted Subsidiary as a result of such transaction), or between or 5761 among Restricted Subsidiaries; 5762 (f) the payment of compensation, reasonable fees and reimbursement of expenses to, 5763 and customary indemnities (including under customary insurance policies) and employee benefit 5764 and pension expenses provided on behalf of, directors, officers, consultants or employees of the 5765 Borrower or any Restricted Subsidiary (whether directly or indirectly and including through any 5766 Person owned or controlled by any of such directors, officers or employees); 5767 (g) the entry into and performance of obligations of the Borrower or any of its Sub-5768 sidiaries under the terms of any transaction arising out of, and any payments pursuant to or for 5769 purposes of funding, any agreement or instrument in effect as of or on the Closing Date, as these 5770 agreements and instruments may be amended, modified, supplemented, extended, renewed or re-5771 financed from time to time in accordance with the other terms of this Section 8.9 or to the extent 5772 not more disadvantageous to the Secured Parties in any material respect; 5773 (h) [reserved]; 5774 (i) transactions with customers, clients, suppliers or purchasers or sellers of goods or 5775 services, in each case in the ordinary course of business or consistent with past practice, which 5776 are fair to the Borrower or the relevant Restricted Subsidiary in the reasonable determination of 5777 the Board of Directors or the senior management of the Borrower or the relevant Restricted Sub-5778 sidiary, or are on terms no less favorable than those that could reasonably have been obtained at 5779 such time from an unaffiliated party; 5780 (j) [reserved]; 5781 (k) any transaction between or among the Borrower or any Restricted Subsidiary and 5782 any Affiliate of the Borrower or an Associate or similar entity that would constitute an Affiliate 5783 Transaction solely because the Borrower or a Restricted Subsidiary owns an equity interest in or 5784 otherwise controls such Affiliate, Associate or similar entity; 5785 (l) issuances or sales of Stock permitted under Section 8.5; 5786 (m) as long as no Default or Event of Default is continuing or would result therefrom, 5787 without duplication in respect of payments made pursuant to clause (n) below, (i) payments by 5788 the Borrower of any Restricted Subsidiary to any Permitted Investor (whether directly or indirect-5789 ly) of customary annual management, consulting, monitoring, refinancing, subsequent transaction 5790 exit fees, or advisory fees and related costs and expenses and indemnitees in connection therewith 5791 in an amount not to exceed $2,000,000 per year and (ii) customary payments by the Borrower or 5792 any Restricted Subsidiary to any Permitted Investor (whether directly or indirectly, including 5793 through any Parent Entity) for financial advisory, financing, underwriting or placement services 5794 or in respect of other investment banking activities, including in connection with acquisitions or 5795 divestitures, which payments are approved by a majority of the Board of Directors in good faith; 5796

-129- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (n) payment to any Permitted Investor of all reasonable out of pocket expenses In-5797 curred by such Permitted Investor in connection with its direct or indirect investment in the Bor-5798 rower and its Restricted Subsidiaries; 5799 (o) the Transactions and the payment of all costs and expenses (including all legal, 5800 accounting and other professional fees and expenses) related to the Transactions; 5801 (p) transactions involving an aggregate value in excess of $10,000,000, in which (i) 5802 the terms of such transaction have been approved by a majority of the members of the Board of 5803 Directors; provided that any Affiliate Transaction shall be deemed to have satisfied the require-5804 ments set forth in clause (i) of this clause (p) if such Affiliate Transaction is approved by a major-5805 ity of the Disinterested Directors, if any, and (ii) the Borrower or any Restricted Subsidiary, as 5806 the case may be, delivers to the Administrative Agent a letter from an Independent Financial Ad-5807 visor stating that either the terms of such transaction satisfy the requirements of subclause (a)(i) 5808 of this Section 8.9 or that such transaction is fair to the Borrower or such Restricted Subsidiary 5809 from a financial point of view; 5810 (q) the existence of, or the performance by the Borrower or any Restricted Subsidi-5811 ary of its obligations under the terms of, any equityholders agreement (including any registration 5812 rights agreement or purchase agreements related thereto) to which it is party as of the Closing 5813 Date and that is set forth on Schedule 8.9; provided, however, that the existence of, or the per-5814 formance by the Borrower or any Restricted Subsidiary of its obligations under any future 5815 amendment to the equityholders’ agreement or under any similar agreement entered into after the 5816 Closing Date will only be permitted under this clause to the extent that the terms of any such 5817 amendment or new agreement are not otherwise disadvantageous to Secured Parties in any mate-5818 rial respects; 5819 (r) investments by Affiliates in securities of the Borrower or any of its Restricted 5820 Subsidiaries (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in 5821 connection therewith) so long as the investment is being offered by the Borrower or such Re-5822 stricted Subsidiary generally to other non-affiliated third party investors on the same or more fa-5823 vorable terms and (ii) payments to Affiliates in respect of securities of the Borrower or any of its 5824 Restricted Subsidiaries contemplated in the foregoing subclause (i) or that were acquired from 5825 Persons other than the Borrower and its Restricted Subsidiaries, in each case, in accordance with 5826 the terms of such securities; 5827 (s) [reserved]; and 5828 (t) any transaction between the Borrower and its Restricted Subsidiaries and 5829 Townsquare Management Company, LLC for the provision of management services by 5830 Townsquare Management Company, LLC in the ordinary course of business consistent with past 5831 practice pursuant to an agreement provided to the Administrative Agent in each case where all 5832 amounts are included in the Consolidated Net Income of the Borrower and its Subsidiaries. 5833 Section 8.10 Third-Party Restrictions on Indebtedness, Liens, Investments or Restricted Pay-5834 ments. Neither the Borrower nor any Restricted Subsidiary shall incur or otherwise suffer to exist or be-5835 come effective or remain liable on or responsible for any Contractual Obligation limiting the ability of (a) 5836 any Subsidiary of the Borrower to make Restricted Payments to, or Investments in, or repay Indebtedness 5837 or otherwise Sell property to, any Restricted Subsidiary or (b) any Restricted Subsidiary to incur or suffer 5838 to exist any Lien upon any property of any Restricted Subsidiary, whether now owned or hereafter ac-5839 quired, securing any of its Obligations (including any “equal and ratable” clause and any similar Contrac-5840

-130- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 tual Obligation requiring, when a Lien is granted on any property, another Lien to be granted on such 5841 property or any other property), except, for each of clauses (a) and (b) above, (i) pursuant to the Loan 5842 Documents, (ii) limitations on Liens (other than those securing any Obligation) on any property whose 5843 acquisition, repair, improvement or construction is financed by purchase money Indebtedness, Capitalized 5844 Lease Obligations or Permitted Refinancings permitted hereunder in reliance upon Section 8.1(b) or (c) 5845 set forth in the Contractual Obligations governing such Indebtedness, Capitalized Lease Obligations or 5846 Permitted Refinancing or Guaranty Obligations with respect thereto, (iii) (x) which exist on the Closing 5847 Date and (to the extent not otherwise permitted by this Section 8.10) and (y) to the extent Contractual Ob-5848 ligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness or are set forth in 5849 any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness, (iv) are 5850 binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of the Borrower, so long 5851 as such Contractual Obligations were not entered into in contemplation of such Person becoming a Sub-5852 sidiary of the Borrower, (v) are set forth in an agreement governing Indebtedness permitted by Sec-5853 tion 8.1, (vi) are provisions in Constituent Documents and other customary provisions in joint venture 5854 agreements and other similar agreements applicable to joint ventures or to other Persons that are not Sub-5855 sidiaries of the Borrower (to the extent the Investment in such joint venture or other Person is a Permitted 5856 Investment) that limit Liens on or transfers of the Stock of such joint venture or other Person entered into 5857 in the ordinary course of business, (vii) are customary restrictions in leases, subleases, licenses or asset 5858 sale agreements otherwise permitted hereby (or in easements, rights of way or similar rights or encum-5859 brances, in each case granted to the Borrower or a Subsidiary of the Borrower by a third party in respect 5860 of real property owned by such third party) so long as such restrictions relate only to the assets (or the 5861 Borrower’s or such Subsidiary’s rights under such easement, right of way or similar right or encum-5862 brance, as applicable) subject thereto, (viii) are customary provisions restricting subletting or assignment 5863 of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (ix) are 5864 customary provisions restricting assignment of any agreement entered into in the ordinary course of busi-5865 ness or (x) are restrictions on cash or other deposits imposed by customers under contracts entered into in 5866 the ordinary course of business. 5867 Section 8.11 Modification of Certain Documents. Neither the Borrower nor any Restricted 5868 Subsidiary shall do any of the following: 5869 (a) waive or otherwise modify any term of any Constituent Document of, or other-5870 wise change the capital structure of, Borrower or any Restricted Subsidiary (including the terms 5871 of any of their outstanding Stock or Stock Equivalents), in each case except for those modifica-5872 tions and waivers that (x) do not elect, or permit the election, to treat the Stock or Stock Equiva-5873 lents of any limited liability company (or similar entity) as certificated and (y) do not materially 5874 affect the rights and privileges of Borrower or any Restricted Subsidiary and do not materially af-5875 fect the interests of any Secured Party under the Loan Documents or in the Collateral; 5876 (b) waive or otherwise modify any term of any Subordinated Debt (or any documen-5877 tation governing any Subordinated Debt) if the effect thereof on such Subordinated Debt is to (i) 5878 increase the interest rate, (ii) change the due dates for principal or interest, other than to extend 5879 such dates, (iii) modify any default or event of default, other than to delete it or make it less re-5880 strictive, (iv) add any covenant with respect thereto that would make it more restrictive than this 5881 Agreement, (v) modify any subordination provision in a manner adverse to the Lenders, or, (vi) 5882 modify any redemption or prepayment provision, other than to extend the dates therefor or to re-5883 duce the premiums payable in connection therewith; or 5884 (c) permit any Indebtedness (other than the Obligations) to qualify as “Designated 5885 Senior Debt” (or a similar concept) under any documentation governing any Subordinated Debt 5886

-131- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 or permit the Obligations to cease qualifying as such or as “Senior Debt” (or a similar concept) as 5887 defined in any documentation governing any Subordinated Debt. 5888 Section 8.12 Accounting Changes; Fiscal Year. Neither the Borrower nor any Restricted Sub-5889 sidiary shall change its (a) accounting treatment or reporting practices, except as required by or permitted 5890 by GAAP or any Requirement of Law, or (b) its fiscal year or its method for determining fiscal quarters 5891 or fiscal months; provided, however, that Borrower may upon written notice to the Administrative Agent, 5892 change such fiscal year (and the fiscal year of the Restricted Subsidiaries) to any other fiscal year reason-5893 ably acceptable to the Administrative Agent. Borrower and the Administrative Agent will, and are hereby 5894 authorized by the Lenders to, make any adjustments to this Agreement and to the covenants contained 5895 herein that are that are reasonably necessary in order to reflect such change. 5896 Section 8.13 Margin Regulations. Neither the Borrower nor any Restricted Subsidiary shall 5897 use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock 5898 (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of 5899 the Federal Reserve Board. 5900 Section 8.14 Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) 5901 any event that could reasonably be expected to result in the imposition of a Lien against the assets of a 5902 Restricted Subsidiary with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA 5903 Event, that would reasonably be expected, in the aggregate, to have a Material Adverse Effect. 5904 Section 8.15 Hazardous Materials. Neither the Borrower nor any Restricted Subsidiary shall 5905 cause or suffer to exist any Release of any Hazardous Material at, to or from any real property owned, 5906 leased, subleased or otherwise operated or occupied by Borrower or any Restricted Subsidiary that would 5907 violate any Environmental Law, form the basis for any Environmental Liabilities or otherwise adversely 5908 affect the value or marketability of any real property (whether or not owned by Borrower or any Restrict-5909 ed Subsidiary), other than such violations, Environmental Liabilities and effects that would not, in the 5910 aggregate, have a Material Adverse Effect. 5911 Section 8.16 Local Marketing Agreements. Without the prior written consent of the Requisite 5912 Lenders, no Loan Party shall enter into any LMA under which any television or radio station owned or 5913 operated by one or more of the Loan Parties is the brokered station (i.e., the station whose time is sold or 5914 the station which receives, rather than provides, programming, management, technical or other services 5915 under such LMA). Such written consent shall not be required for a Loan Party to enter into an LMA with 5916 an Affiliate of such Loan Party in compliance with Section 8.9 or under which such Loan Party acts as the 5917 broker, provides programming, sells time on or provides management, technical or other services to a tel-5918 evision or radio station not owned by any Loan Party. 5919 Section 8.17 Operation of License Subsidiaries. So long as a License Subsidiary does not 5920 guarantee the Obligations, such License Subsidiary shall not (i) incur any Indebtedness or (ii) create, in-5921 cur, assume or suffer to exist any Liens upon any of its property, assets, income or profits, whether now 5922 owned or hereafter acquired, except Permitted Liens. 5923 Section 8.18 Compliance with Communications Laws. No Loan Party shall operate its busi-5924 nesses other than in accordance with the Communications Laws and the terms and conditions of the Radio 5925 Station Licenses, the FCC Licenses and other Permits under Communications Laws. No Loan Party shall 5926 fail to file any report or application or pay any regulatory, filing or franchise fee pertaining to the Busi-5927 ness which is required to be filed with or paid to the FCC, except where the failure to do so could not rea-5928 sonably be expected to have a Material Adverse Effect. No Loan Party shall take any action that would or 5929 could cause the FCC to institute any proceedings for the cancellation, revocation, non-renewal, short-term 5930

-132- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 renewal or adverse modification of any of the Radio Station Licenses or FCC Licenses or take or permit 5931 to be taken any other action within its control that would or could result in non-compliance with the re-5932 quirements of the Communications Laws if, in either case, to take or permit to be taken any such action 5933 could reasonably be expected to have a Material Adverse Effect. 5934 ARTICLE 9 5935 5936 EVENTS OF DEFAULT 5937 Section 9.1 Definition. Each of the following shall be an “Event of Default”: 5938 (a) the Borrower shall fail to pay (i) any principal of any Loan or any 5939 L/C Reimbursement Obligation when the same becomes due and payable or (ii) any interest on 5940 any Loan, any fee under any Loan Document or any other Obligation (other than those set forth in 5941 clause (i) above) and, in the case of this clause (ii), such non-payment continues for a period of 5942 five (5) Business Days after the due date therefor; or 5943 (b) any representation, warranty or certification made or deemed made by or on be-5944 half of any Loan Party in any Loan Document or by or on behalf of any Loan Party (or any Re-5945 sponsible Officer thereof) in connection with any Loan Document (including in any document de-5946 livered in connection with any Loan Document) shall prove to have been incorrect in any material 5947 respect (or in any respect if such representation or warranty is qualified by “material” or “Materi-5948 al Adverse Effect”) when made or deemed made; or 5949 (c) any Loan Party shall fail to comply with (i) any provision of Article 5 (Financial 5950 Covenant), 6.2(a)(i) (Other Events), 7.1 (Maintenance of Corporate Existence) or Article 8 5951 (Negative Covenants), (ii) any provision of Section 6.1 (Financial Statements) and such failure 5952 shall remain unremedied for five (5) Business Days after the due date for the delivery of the ap-5953 plicable information materials thereunder or (iii) any other provision of any Loan Document if, in 5954 the case of this clause (iii), such failure shall remain unremedied for 30 days after the date on 5955 which notice thereof shall have been given to the Borrower by the Administrative Agent or the 5956 Required Lenders; provided that an Event of Default under Section 5.1 shall not constitute an 5957 Event of Default for purposes of any Term Loan unless and until the Administrative Agent (with 5958 the consent, or at the request, of the Required Revolving Credit Lenders) has actually terminated 5959 the Revolving Credit Commitments and declared all outstanding Revolving Loans to be immedi-5960 ately due and payable in accordance with this Agreement and such declaration has not been re-5961 scinded on or before such date; provided, further, that the covenant in Section 5.1 is subject to 5962 cure pursuant to Section 9.5 and an Event of Default with respect to such Section shall not occur 5963 until the expiration of the Anticipated Cure Deadline; or 5964 (d) (i) Borrower or any Restricted Subsidiary shall fail to make any payment when 5965 due or within any applicable grace period (whether due because of scheduled maturity, required 5966 prepayment provisions, acceleration, demand or otherwise) on any Indebtedness of Borrower or 5967 any Restricted Subsidiary (other than the Obligations) and, in each case, such failure relates to 5968 Material Debt, (ii) any other event shall occur or condition shall exist under any Contractual Ob-5969 ligation relating to any such Material Debt, if the effect of such event or condition is to accelerate, 5970 or to permit the acceleration of, the maturity of such Material Debt or (iii) any such Material Debt 5971 shall become or be declared to be due and payable, or be required to be prepaid, redeemed, de-5972 feased or repurchased (other than by a regularly scheduled required prepayment), prior to the 5973 stated maturity thereof; or 5974

-133- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (e) (i) Borrower or any Restricted Subsidiary shall generally not pay its debts as 5975 such debts become due, shall admit in writing its inability to pay its debts generally or shall make 5976 a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or 5977 against Borrower or any Restricted Subsidiary seeking to adjudicate it a bankrupt or insolvent or 5978 seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, com-5979 position of it or its debts or any similar order, in each case under any Requirement of Law relat-5980 ing to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an or-5981 der for relief or the appointment of a custodian, receiver, trustee, conservator, liquidating agent, 5982 liquidator, other similar official or other official with similar powers, in each case for it or for any 5983 substantial part of its property and, in the case of any such proceedings instituted against (but not 5984 by or with the consent of) Borrower or any Restricted Subsidiary, either such proceedings shall 5985 remain undismissed or unstayed for a period of 60 days or more or any action sought in such pro-5986 ceedings shall occur or (iii) Borrower or any Restricted Subsidiary shall take any corporate or 5987 similar action or any other action to authorize any action described in clause (i) or (ii) above; or 5988 (f) one or more judgments, orders or decrees (or other similar process) shall be ren-5989 dered against Borrower or any Restricted Subsidiary (i)(A) in the case of money judgments, or-5990 ders and decrees, involving an aggregate amount (excluding amounts adequately covered by in-5991 surance payable to Borrower or any Restricted Subsidiary, to the extent the relevant insurer has 5992 not denied coverage therefor) in excess of $30,000,000 or (B) otherwise, that would have, in the 5993 aggregate, a Material Adverse Effect and (ii)(A) enforcement proceedings shall have been com-5994 menced by any creditor upon any such judgment, order or decree or (B) such judgment, order or 5995 decree shall not have been vacated or discharged for a period of 60 consecutive days and there 5996 shall not be in effect (by reason of a pending appeal or otherwise) any stay of enforcement there-5997 of; or 5998 (g) except pursuant to a valid, binding and enforceable termination or release permit-5999 ted under the Loan Documents and executed by the Administrative Agent or as otherwise ex-6000 pressly permitted under any Loan Document, (i) any provision of any Loan Document shall, at 6001 any time after the delivery of such Loan Document, fail to be valid and binding on, or enforceable 6002 against, any Loan Party party thereto or (ii) any Loan Document purporting to grant a Lien to se-6003 cure any Obligation shall, at any time after the delivery of such Loan Document, fail to create a 6004 valid and enforceable Lien on any portion of the Collateral purported to be covered thereby with a 6005 fair market value in excess of $10,000,000, individually or in the aggregate, or such Lien shall 6006 fail or cease to be a perfected Lien with the priority required in the relevant Loan Document; or 6007 (h) there shall occur any Change of Control; or 6008 (i) there shall have occurred (i) the termination, cancellation, nonrenewal or renewal 6009 on materially adverse terms of any Radio Station License or FCC License that, in either case, 6010 would reasonably be expected to have a Material Adverse Effect or (ii) any termination, cancella-6011 tion, revocation, designation for hearing or modification of any FCC consent or approval that 6012 prevents Borrower or any Restricted Subsidiary from operating any Radio Station or portion of 6013 the Business subject to such FCC consent or approval in a manner consistent with past practice or 6014 that restricts the use by such Restricted Subsidiary of the cashflows generated thereby or requires 6015 Borrower or any Restricted Subsidiary to dispose of any Radio Station or any assets that, in any 6016 case, would reasonably be expected to have a Material Adverse Effect. 6017 Section 9.2 Remedies. During the continuance of any Event of Default, the Administrative 6018 Agent may, and, at the request of the Required Lenders (or, solely with respect to an Event of Default 6019 under Section 9.1(c) due solely to the Borrower’s failure to observe the covenant contained in Section 5.1, 6020

-134- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 at the request of the Required Revolving Credit Lenders or, only in accordance with the terms of Sec-6021 tion 9.1(c) and for the purposes of any Term Loans, the Term Lenders), shall, in each case by notice to the 6022 Borrower and in addition to any other right or remedy provided under any Loan Document or by any ap-6023 plicable Requirement of Law, do each of the following: (a) declare all or any portion of the Commit-6024 ments terminated, whereupon the Commitments shall immediately be reduced by such portion or, in the 6025 case of a termination in whole, shall terminate together with any obligation any Lender may have hereun-6026 der to make any Loan and any L/C Issuer may have hereunder to Issue any Letter of Credit or (b) declare 6027 immediately due and payable all or part of any Obligation arising under the Loan Documents (including 6028 any accrued but unpaid interest thereon), whereupon the same shall become immediately due and payable, 6029 without presentment, demand, protest or further notice or other requirements of any kind, all of which are 6030 hereby expressly waived by the Borrower (and, to the extent provided in any other Loan Document, other 6031 Loan Parties); provided, however, that, effective immediately upon the occurrence of the Events of De-6032 fault specified in Section 9.1(e)(ii), (x) the Commitments of each Lender to make Loans and the commit-6033 ment of each L/C Issuer to Issue Letters of Credit shall each automatically be terminated and (y) each Ob-6034 ligation arising under the Loan Documents (including in each case any accrued all accrued but unpaid 6035 interest thereon) shall automatically become and be due and payable, without presentment, demand, pro-6036 test or further notice or other requirement of any kind, all of which are hereby expressly waived by the 6037 Borrower (and, to the extent provided in any other Loan Document, any other Loan Party). 6038 Section 9.3 Actions in Respect of Letters of Credit. At any time (i) upon the Revolving 6039 Credit Termination Date, (ii) after the Revolving Credit Termination Date when the aggregate funds on 6040 deposit in L/C Cash Collateral Accounts shall be less than 103% of the L/C Obligations for all Letters of 6041 Credit at such time and (iii) as required by Section 2.12, the Borrower shall pay to the Administrative 6042 Agent in immediately available funds at the Administrative Agent’s office referred to in Section 11.11, 6043 for deposit in a L/C Cash Collateral Account, the amount required so that, after such payment, the aggre-6044 gate funds on deposit in the L/C Cash Collateral Accounts equals or exceeds 103% of the L/C Obligations 6045 for all Letters of Credit at such time (not to exceed, in the case of clause (iii) above, the payment to be 6046 applied pursuant to Section 2.12 to provide cash collateral for Letters of Credit). 6047 Section 9.4 Governmental Approvals. Notwithstanding anything to the contrary contained 6048 herein or in any other Loan Document, any foreclosure on, sale, transfer or other disposition of any Col-6049 lateral or any other action taken or proposed to be taken hereunder that would affect the operational, vot-6050 ing, or other control of any Loan Party or affect the ownership of the Radio Station Licenses or FCC Li-6051 censes shall be pursuant to the Communications Laws and, if and to the extent required thereby, subject to 6052 the prior consent of the FCC and any other applicable Governmental Authority. Notwithstanding any-6053 thing to the contrary contained herein, the Administrative Agent and the Lenders shall not take any action 6054 pursuant hereto that would constitute or result in any assignment of the Radio Station Licenses or FCC 6055 Licenses or transfer of control of any Loan Party if such assignment or transfer of control would require, 6056 under then existing law (including the Communications Laws), the prior approval of the FCC, without 6057 first obtaining such approval of the FCC and notifying the FCC of the consummation of such assignment 6058 or transfer of control (to the extent required to do so). Each Loan Party agrees to take any lawful action 6059 which the Administrative Agent may request in order to obtain and enjoy the full rights and benefits 6060 granted to the Administrative Agent and Lenders by this Agreement, including specifically, after the oc-6061 currence and during the continuance of an Event of Default, the use of such Loan Party’s best efforts to 6062 assist in obtaining any approval of the FCC and any other Governmental Authority that is then required 6063 under the Communications Laws or under any other law for any action or transaction contemplated by 6064 this Agreement, including, without limitation, the sale or transfer of Collateral. Such efforts shall include, 6065 without limitation, sharing with the Administrative Agent any FCC registration numbers, account num-6066 bers and passwords for the FCC’s electronic databases and preparing, certifying and filing (or causing to 6067 be prepared, certified and filed) with the FCC any portion of any application or applications for consent to 6068 the assignment of the Radio Station Licenses or FCC Licenses or transfer of control of any Loan Party 6069

-135- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 required to be filed under the Communications Laws for approval of any sale or transfer of Collateral 6070 and/or the Radio Station Licenses or FCC Licenses. 6071 Section 9.5 Borrower’s Right to Cure. Notwithstanding anything to the contrary contained in 6072 Section 9.1, in the event of any Event of Default under the covenant set forth in Section 5.1, any equity 6073 contribution (in the form of common equity or other equity having terms reasonably acceptable to the 6074 Administrative Agent) made to the Borrower on or prior to the day that is 10 days after the day on which 6075 financial statements are required to be delivered for the fiscal quarter in which such covenant is being 6076 measured will, at the request of the Borrower (the last day of such period being the “Anticipated Cure 6077 Deadline”), be included in the calculation of Consolidated EBITDA solely for the purposes of determin-6078 ing compliance with such financial covenant at the end of such Fiscal Quarter and any subsequent period 6079 that includes such Fiscal Quarter (any such equity contribution, a “Specified Equity Contribution”); pro-6080 vided that (a) the Borrower shall not be permitted to so request that a Specified Equity Contribution be 6081 included in the calculation of Consolidated EBITDA with respect to any Fiscal Quarter unless, after giv-6082 ing effect to such requested Specified Equity Contribution, there will be at least two (2) Fiscal Quarters in 6083 the Relevant Four Fiscal Quarter Period in which no Specified Equity Contribution has been made, (b) the 6084 amount of any Specified Equity Contribution will be no greater than the amount required to cause the 6085 Borrower to be in compliance with the financial covenant, (c) all Specified Equity Contributions will be 6086 disregarded for all other purposes under the Loan Documents (including calculating adjusted Consolidat-6087 ed EBITDA for purposes of determining basket levels, pricing and other items governed by reference to 6088 Consolidated EBITDA), (d) there shall be no more than five (5) Specified Equity Contributions made in 6089 the aggregate after the Closing Date, and (e) any Loans prepaid with the proceeds of a Specified Equity 6090 Contribution shall be deemed outstanding for purposes of determining compliance with the financial cov-6091 enant for the then current Fiscal Quarter and the immediately succeeding three (3) Fiscal Quarters thereaf-6092 ter. For purposes of this paragraph, the term “Relevant Four Fiscal Quarter Period” shall mean, with re-6093 spect to any requested Specified Equity Contribution, the four Fiscal Quarter period ending on (and in-6094 cluding) the Fiscal Quarter in which Consolidated EBITDA will be increased as a result of such Specified 6095 Equity Contribution. Upon delivery of written notice to the Administrative Agent that the Borrower in-6096 tends to exercise its cure rights under this Section 9.5, the Borrower shall not be permitted to borrow any 6097 Revolving Loans or Swingline Loans and Letters of Credit shall not be Issued unless and until the Speci-6098 fied Equity Contribution is made or all Events of Default are waived; provided, further, that if the Speci-6099 fied Equity Contribution is not made before the expiration of the Cure Period, such Event of Default or 6100 potential Event of Default shall be deemed reinstated. 6101 Section 9.6 Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining 6102 whether a Default has occurred under clause (e) of Section 9.1, any reference in any such clause to any 6103 Restricted Subsidiary shall be deemed not to include any Immaterial Subsidiaries. 6104

-136- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ARTICLE 10 6105 6106 THE ADMINISTRATIVE AGENT 6107 Section 10.1 Appointment and Duties. 6108 (a) Appointment of Administrative Agent. Each Lender and each L/C Issuer hereby 6109 appoints Royal Bank (together with any successor Administrative Agent pursuant to Section 10.9) as the 6110 Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the 6111 Loan Documents and accept delivery thereof on its behalf from Borrower or any Restricted Subsidiary, 6112 (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as 6113 are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such 6114 powers as are reasonably incidental thereto. 6115 (b) Duties as Collateral and Disbursing Agent. Without limiting the generality of 6116 clause (a) above, the Administrative Agent shall have the sole and exclusive right and authority (to the 6117 exclusion of the Lenders and L/C Issuers), and is hereby authorized, to (i) act as the disbursing and col-6118 lecting agent for the Lenders and the L/C Issuers with respect to all payments and collections arising in 6119 connection with the Loan Documents (including in any proceeding described in Section 9.1(e)(ii) or any 6120 other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection 6121 with any Loan Document to any Secured Party is hereby authorized to make such payment to the Admin-6122 istrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the 6123 claims of the Secured Parties with respect to any Obligation in any proceeding described in Sec-6124 tion 9.1(e)(ii) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or oth-6125 erwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purpos-6126 es of the perfection of all Liens created by such agreements and all other purposes stated therein, (iv) 6127 manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or 6128 desirable to maintain the perfection and priority of the Liens created or purported to be created by the 6129 Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies 6130 given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether 6131 under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amend-6132 ment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing 6133 to such amendment, consent or waiver; provided, however, that the Administrative Agent hereby ap-6134 points, authorizes and directs each Lender and L/C Issuer to act as collateral sub-agent for the Adminis-6135 trative Agent, the Lenders and the L/C Issuers for purposes of the perfection of all Liens with respect to 6136 the Collateral, including any deposit account maintained by a Loan Party with, and cash and Cash Equiva-6137 lents held by, such Lender or L/C Issuer, and may further authorize and direct the Lenders and the 6138 L/C Issuers to take further actions as collateral sub-agents for purposes of enforcing such Liens or other-6139 wise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender and 6140 L/C Issuer hereby agrees to take such further actions to the extent, and only to the extent, so authorized 6141 and directed. 6142 (c) Limited Duties. Under the Loan Documents, the Administrative Agent (i) is act-6143 ing solely on behalf of the Lenders and the L/C Issuers (except to the limited extent provided in Sec-6144 tion 2.14(b) with respect to the Register and in Section 10.11), with duties that are entirely administrative 6145 in nature, notwithstanding the use of the defined term “Administrative Agent,” the terms “agent,” “admin-6146 istrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administra-6147 tive Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any 6148 Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for 6149 any Lender, L/C Issuer or any other Secured Party and (iii) shall have no implied functions, responsibili-6150 ties, duties, obligations or other liabilities under any Loan Document, and each Lender and L/C Issuer 6151

-137- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, 6152 duties and legal relationships expressly disclaimed in clauses (i) through (iii) above. 6153 (d) The Administrative Agent hereby certifies that it is a U.S. branch and agrees to 6154 be treated as a U.S. person for purposes of withholding under Chapter 3 of the Code pursuant to Section 6155 1.1441-1(b)(2)(iv) of the Treasury Regulations. 6156 Section 10.2 Binding Effect. Each Lender and each L/C Issuer agrees that (i) any action taken 6157 by the Administrative Agent or the Required Lenders (or, if expressly required hereby, a greater propor-6158 tion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the 6159 Administrative Agent in reliance upon the instructions of Required Lenders (or, where so required, such 6160 greater proportion) and (iii) the exercise by the Administrative Agent or the Required Lenders (or, where 6161 so required, such greater proportion) of the powers set forth herein or therein, together with such other 6162 powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Par-6163 ties. 6164 Section 10.3 Use of Discretion. 6165 (a) No Action without Instructions. The Administrative Agent shall not be required 6166 to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or 6167 collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pur-6168 suant to instructions from the Required Lenders (or, where expressly required by the terms of this Agree-6169 ment, a greater proportion of the Lenders). 6170 (b) Right Not to Follow Certain Instructions. Notwithstanding clause (a) above, the 6171 Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, 6172 the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent 6173 applicable and acceptable to the Administrative Agent, any other Secured Party) against all Liabilities 6174 that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Admin-6175 istrative Agent or any Related Person thereof or (ii) that is, in the opinion of the Administrative Agent or 6176 its counsel, contrary to any Loan Document or applicable Requirement of Law. 6177 Section 10.4 Delegation of Rights and Duties. The Administrative Agent may, upon any term 6178 or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or 6179 perform any of its duties or any other action with respect to, any Loan Document by or through any trus-6180 tee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such 6181 Person shall benefit from this Article 10 to the extent provided by the Administrative Agent. 6182 Section 10.5 Reliance and Liability. 6183 (a) The Administrative Agent may, without incurring any liability hereunder, (i) treat 6184 the payee of any Note as its holder until such Note has been assigned in accordance with Section 11.2(e), 6185 (ii) rely on the Register to the extent set forth in Section 2.14, (iii) consult with any of its Related Persons 6186 and, whether or not selected by it, any other advisors, accountants and other experts (including advisors 6187 to, and accountants and experts engaged by, any Loan Party) and (iv) rely and act upon any document and 6188 information (including those transmitted by Electronic Transmission) and any telephone message or con-6189 versation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by 6190 the appropriate parties. 6191 (b) None of the Administrative Agent and its Related Persons shall be liable for any 6192 action taken or omitted to be taken by any of them under or in connection with any Loan Document, and 6193

-138- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 each Lender, L/C Issuer and the Borrower hereby waive and shall not assert (and the Borrower shall cause 6194 each other Loan Party to waive and agree not to assert) any right, claim or cause of action based thereon, 6195 except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of 6196 the Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-6197 appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set 6198 forth herein. Without limiting the foregoing, the Administrative Agent: 6199 (i) shall not be responsible or otherwise incur liability for any action or omission 6200 taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of 6201 any of its Related Persons selected with reasonable care (other than employees, officers and di-6202 rectors of the Administrative Agent, when acting on behalf of the Administrative Agent); 6203 (ii) shall not be responsible to any Secured Party for the due execution, legality, va-6204 lidity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, per-6205 fection or priority of any Lien created or purported to be created under or in connection with, any 6206 Loan Document; 6207 (iii) makes no warranty or representation, and shall not be responsible, to any Secured 6208 Party for any statement, document, information, representation or warranty made or furnished by 6209 or on behalf of any Related Person or any Loan Party in connection with any Loan Document or 6210 any transaction contemplated therein or any other document or information with respect to any 6211 Loan Party, whether or not transmitted or (except for documents expressly required under any 6212 Loan Document to be transmitted to the Lenders) omitted to be transmitted by the Administrative 6213 Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature 6214 or results of any due diligence performed by the Administrative Agent in connection with the 6215 Loan Documents; and 6216 (iv) shall not have any duty to ascertain or to inquire as to the performance or ob-6217 servance of any provision of any Loan Document, whether any condition set forth in any Loan 6218 Document is satisfied or waived, as to the financial condition of any Loan Party or as to the exist-6219 ence or continuation or possible occurrence or continuation of any Default or Event of Default 6220 and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it 6221 has received a notice from the Borrower, any Lender or L/C Issuer describing such Default or 6222 Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall 6223 promptly give notice of such receipt to all Lenders); 6224 and, for each of the items set forth in clauses (i) through (iv) above, each Lender, L/C Issuer and the Bor-6225 rower hereby waive and agree not to assert (and the Borrower shall cause each other Loan Party to waive 6226 and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent 6227 based thereon. 6228 Section 10.6 Administrative Agent Individually. The Administrative Agent and its Affiliates 6229 may make loans and other extensions of credit to, acquire Stock and Stock Equivalents of, engage in any 6230 kind of business with, any Loan Party or Affiliate thereof as though it were not acting as Administrative 6231 Agent and may receive separate fees and other payments therefor. To the extent the Administrative 6232 Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and 6233 may exercise the same rights and powers hereunder and shall be subject to the same obligations and lia-6234 bilities as any other Lender and the terms “Lender,” “Revolving Credit Lender,” “Required Lender,” and 6235 “Required Revolving Credit Lender” and any similar terms shall, except where otherwise expressly pro-6236 vided in any Loan Document, include, without limitation, the Administrative Agent or such Affiliate, as 6237

-139- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the case may be, in its individual capacity as Lender, Revolving Credit Lender or as one of the Required 6238 Lenders or Required Revolving Credit Lenders respectively. 6239 Section 10.7 Lender Credit Decision. Each Lender and each L/C Issuer acknowledges that it 6240 shall, independently and without reliance upon the Administrative Agent, any Lender or L/C Issuer or any 6241 of their Related Persons or upon any document (including the Disclosure Documents) solely or in part 6242 because such document was transmitted by the Administrative Agent or any of its Related Persons, con-6243 duct its own independent investigation of the financial condition and affairs of each Loan Party and make 6244 and continue to make its own credit decisions in connection with entering into, and taking or not taking 6245 any action under, any Loan Document or with respect to any transaction contemplated in any Loan Doc-6246 ument, in each case based on such documents and information as it shall deem appropriate. Except for 6247 documents expressly required by any Loan Document to be transmitted by the Administrative Agent to 6248 the Lenders or L/C Issuers, the Administrative Agent shall not have any duty or responsibility to provide 6249 any Lender or L/C Issuer with any credit or other information concerning the business, prospects, opera-6250 tions, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any 6251 Loan Party that may come in to the possession of the Administrative Agent or any of its Related Persons. 6252 Section 10.8 Expenses; Indemnities. 6253 (a) Each Lender agrees to reimburse the Administrative Agent and each of its Relat-6254 ed Persons (to the extent not reimbursed by any Loan Party) promptly upon demand for such Lender’s 6255 Pro Rata Share with respect to the Facilities of any costs and expenses (including fees, charges and dis-6256 bursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, 6257 any Loan Party) that may be incurred by the Administrative Agent or any of its Related Persons in con-6258 nection with the preparation, syndication, execution, delivery, administration, modification, consent, 6259 waiver or enforcement of, or the taking of any other action (whether through negotiations, through any 6260 work-out, bankruptcy, restructuring or other legal or other proceeding (including without limitation, prep-6261 aration for and/or response to any subpoena or request for document production relating thereto) or oth-6262 erwise) in respect of, or legal advice with respect to its rights or responsibilities under, any Loan Docu-6263 ment. 6264 (b) Each Lender further agrees to indemnify the Administrative Agent and each of its 6265 Related Persons (to the extent not reimbursed by any Loan Party), from and against such Lender’s aggre-6266 gate Pro Rata Share with respect to the Facilities of the Liabilities (including to the extent not indemnified 6267 pursuant to Section 10.8(c), taxes, interests and penalties imposed for not properly withholding or backup 6268 withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred 6269 by or asserted against the Administrative Agent or any of its Related Persons in any matter relating to or 6270 arising out of, in connection with or as a result of any Loan Document, any Related Document or any oth-6271 er act, event or transaction related, contemplated in or attendant to any such document, or, in each case, 6272 any action taken or omitted to be taken by the Administrative Agent or any of its Related Persons under 6273 or with respect to any of the foregoing; provided, however, that no Lender shall be liable to the Adminis-6274 trative Agent or any of its Related Persons to the extent such liability has resulted primarily from the 6275 gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related 6276 Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. 6277 (c) To the extent required by any applicable law, the Administrative Agent may 6278 withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If 6279 any payment is made to any Lender by the Administrative Agent without the applicable withholding Tax 6280 being withheld from such payment and the Administrative Agent has paid over the applicable withholding 6281 Tax to the IRS or any other Governmental Authority, or the IRS or any other Governmental Authority 6282 asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for 6283

-140- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the account of any Lender because the appropriate form was not delivered or was not properly executed 6284 or because such Lender failed to notify the Administrative Agent of a change in circumstance which ren-6285 dered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such 6286 Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the 6287 Administrative Agent as Tax or otherwise, including any penalties or interest and together with all ex-6288 penses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. The Ad-6289 ministrative Agent may offset against any payment to any Lender under a Loan Document, any applicable 6290 withholding Tax that was required to be withheld from any prior payment to such Lender but which was 6291 not so withheld, as well as any other amounts for which the Administrative Agent is entitled to indemnifi-6292 cation from such Lender under this Section 10.8(c). 6293 Section 10.9 Resignation of Administrative Agent or L/C Issuer. 6294 (a) The Administrative Agent may resign at any time by delivering notice of such 6295 resignation to the Lenders and the Borrower, effective on the date set forth in such notice or, if no such 6296 date is set forth therein, upon the date such notice shall be effective in accordance with the terms of this 6297 Section 10.9. If the Administrative Agent delivers any such notice, the Required Lenders shall have the 6298 right to appoint a successor Administrative Agent from among the Lenders (it being agreed that if the 6299 Administrative Agent (or any Person that directly or indirectly controls the Administrative Agent) (a) be-6300 comes subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy 6301 laws, (b) has appointed a custodian, conservator, receiver or similar official for such Person or any sub-6302 stantial part of such Person’s assets or (c) makes a general assignment for the benefit of creditors, is liqui-6303 dated, or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory 6304 authority over such Person or its assets to be, insolvent or bankrupt, the Borrower shall have the right to 6305 remove the Administrative Agent and appoint a successor Administrative Agent (such successor Admin-6306 istrative Agent to be approved by the Required Lenders). If, after 30 days after the date of the retiring 6307 Administrative Agent’s notice of resignation, no successor Administrative Agent has been appointed by 6308 the Required Lenders that has accepted such appointment, then the retiring Administrative Agent may, on 6309 behalf of the Lenders, appoint a successor Administrative Agent. Each appointment under this clause (a) 6310 shall be subject to the prior consent of the Borrower, which may not be unreasonably withheld but shall 6311 not be required during the continuance of a Default. 6312 (b) Effective immediately upon its resignation, (i) the retiring Administrative Agent 6313 shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall as-6314 sume and perform all of the duties of the Administrative Agent until a successor Administrative Agent 6315 shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related 6316 Persons shall no longer have the benefit of any provision of any Loan Document other than with respect 6317 to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such 6318 Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and 6319 (iv) subject to its rights under Section 10.3, the retiring Administrative Agent shall take such action as 6320 may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative 6321 Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as 6322 Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the 6323 rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents. 6324 (c) Any L/C Issuer may resign at any time by delivering notice of such resignation to 6325 the Administrative Agent, effective on the date set forth in such notice or, if no such date is set forth 6326 therein, on the date such notice shall be effective. Upon such resignation, the L/C Issuer shall remain an 6327 L/C Issuer and shall retain its rights and obligations in its capacity as such (other than any obligation to 6328 Issue Letters of Credit but including the right to receive fees or to have Lenders participate in any L/C 6329 Reimbursement Obligation thereof) with respect to Letters of Credit Issued by such L/C Issuer prior to the 6330

-141- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 date of such resignation and shall otherwise be discharged from all other duties and obligations under the 6331 Loan Documents. 6332 Section 10.10 Release of Collateral or Guarantors. Each Lender and L/C Issuer hereby con-6333 sents to the automatic release and hereby directs the Administrative Agent to release (or, in the case of 6334 clause (b)(ii) below, release or subordinate) the following: 6335 (a) any Subsidiary of the Borrower from its guaranty of any Obligation of any Loan 6336 Party if all of the Securities of such Subsidiary owned by Borrower or any Restricted Subsidiary 6337 are Sold in a Sale not prohibited under the Loan Documents (including pursuant to a waiver or 6338 consent), to the extent that, after giving effect to such Sale, such Subsidiary would not be required 6339 to guaranty any Obligations pursuant to Section 7.10; 6340 (b) any Lien held by the Administrative Agent for the benefit of the Secured Parties 6341 against (i) any Collateral that is Sold by a Loan Party to a Person that is not a Loan Party in a Sale 6342 not prohibited by the Loan Documents (including pursuant to a valid waiver or consent), to the 6343 extent all Liens required to be granted in such Collateral pursuant to Section 7.10 after giving ef-6344 fect to such Sale have been granted, (ii) on property (y) subject to a Lien permitted hereunder in 6345 reliance on Section 8.2(k) to the extent and for so long as the terms of the Indebtedness secured 6346 by such Liens do not permit the Lien of the Administrative Agent on such property or (z) to the 6347 extent and for so long as it constitutes an Excluded Property (as defined in the Guaranty and Se-6348 curity Agreement) and (iii) all of the Collateral and all Loan Parties, upon (A) termination of the 6349 Commitments, (B) payment and satisfaction in full of all Loans, all L/C Reimbursement Obliga-6350 tions and all other Obligations (other than amounts due and payable with respect to Letters of 6351 Credit that have been cash collateralized or for which a backstop letter of credit reasonably satis-6352 factory to the applicable L/C Issuer is in place or contingent indemnification obligations for 6353 claims not yet asserted) that the Administrative Agent has been notified (by or on behalf of the 6354 holder of such Obligations) in writing are then due and payable, (C) deposit of cash collateral 6355 with respect to all contingent Obligations (or, in the case of any L/C Obligation, a back-up letter 6356 of credit has been issued and delivered to the Administrative Agent, or in the case of contingent 6357 Obligations arising under Secured Hedging Agreements, any other arrangements satisfactory to 6358 the applicable Secured Hedging Counterparty shall have been made), in amounts and on terms 6359 and conditions and with parties reasonably satisfactory to the Administrative Agent (or, in the 6360 case of contingent Obligations arising under Secured Hedging Agreements, satisfactory to the ap-6361 plicable Secured Hedging Counterparty) and each Indemnitee that is owed such Obligations and 6362 (D) to the extent requested by the Administrative Agent, receipt by the Secured Parties of cus-6363 tomary liability releases from the Loan Parties each in form and substance reasonably acceptable 6364 to the Administrative Agent; and 6365 (c) (i) a Restricted Subsidiary from its guaranty of any Obligation of any Loan Party 6366 if such Restricted Subsidiary is designated as an Unrestricted Subsidiary or an Immaterial Subsid-6367 iary in accordance with this Agreement or (ii) a Guarantor from its guaranty of any Obligation of 6368 any Loan Party that has been re-designated (at the option, and in the sole discretion, of the Bor-6369 rower in accordance with Section 7.10) as an Excluded Subsidiary, together with the release of 6370 such Subsidiary from its obligations under the Guaranty and Security Agreement and each other 6371 Loan Document to which it may be a party and, to the extent such Subsidiary’s Stock was 6372 pledged (or otherwise secured) as Collateral, the release of such pledge (or other security). 6373 Each Lender and L/C Issuer hereby directs the Administrative Agent, and the Administrative Agent here-6374 by agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file 6375

-142- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 such documents and to perform other actions reasonably necessary to release the guaranties and Liens 6376 when and as directed in this Section 10.10. 6377 Section 10.11 Additional Secured Parties. The benefit of the provisions of the Loan Documents 6378 directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any 6379 Secured Party that is not a Lender or L/C Issuer as long as, by accepting such benefits, such Secured Party 6380 agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound 6381 by (and, if requested by the Administrative Agent, (except in the case of Secured Hedging Counterparties) 6382 shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) 6383 this Article 10, Section 11.8, Section 11.9 and Section 11.20 and the decisions and actions of the Admin-6384 istrative Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a 6385 greater proportion of the Lenders) to the same extent a Lender is bound; provided, however, that, notwith-6386 standing the foregoing, (a) such Secured Party shall be bound by Section 10.8 only to the extent of Liabil-6387 ities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such 6388 Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any 6389 concept of Pro Rata Share or similar concept, (b) except as set forth specifically herein, each of the Ad-6390 ministrative Agent, the Lenders and the L/C Issuers shall be entitled to act at its sole discretion, without 6391 regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party 6392 thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is oth-6393 erwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any 6394 such Obligation and (c) except as set forth specifically herein, such Secured Party shall not have any right 6395 to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in re-6396 spect of the Collateral or under any Loan Document. 6397 ARTICLE 11 6398 6399 MISCELLANEOUS 6400 Section 11.1 Amendments, Waivers, Etc. 6401 (a) No amendment or waiver of any provision of any Loan Document (other than the 6402 Fee Letter and the L/C Reimbursement Agreements) and no consent to any departure by any Loan Party 6403 therefrom shall be effective unless the same shall be in writing and signed (1) in the case of an amend-6404 ment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien 6405 for the benefit of the Secured Parties or extending an existing Lien over additional property, by the Ad-6406 ministrative Agent and the Borrower, (2) in the case of any other waiver or consent, by the Required 6407 Lenders (or by the Administrative Agent with the consent of the Required Lenders) and (3) in the case of 6408 any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the 6409 Required Lenders) and the Borrower; provided, however, that no amendment, consent or waiver de-6410 scribed in clause (2) or (3) above shall, unless in writing and signed by each Lender directly affected 6411 thereby (or by the Administrative Agent with the consent of such Lender), in addition to any other Person 6412 the signature of which is otherwise required pursuant to any Loan Document, do any of the following: 6413 (i) waive any condition specified in Section 3.1; 6414 (ii) subject such Lender to any increase in Commitments or funding obligations; 6415 (iii) reduce (including through release, forgiveness, assignment or otherwise) (A) the 6416 principal amount of, the interest rate on, or any obligation of the Borrower to repay (whether or 6417 not on a fixed date), any outstanding Loan owing to such Lender, (B) any fee or accrued interest 6418 payable to such Lender or (C) if such Lender is a Revolving Credit Lender, any L/C Reimburse-6419

-143- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ment Obligation or any obligation of the Borrower to repay (whether or not on a fixed date) any 6420 L/C Reimbursement Obligation; provided, however, that this clause (iii) does not apply to (x) any 6421 change to any provision increasing any interest rate or fee during the continuance of an Event of 6422 Default or to any payment of any such increase (including any waiver of default interest under 6423 Section 2.9(c) which shall only require the consent of the Required Lenders) or (y) any modifica-6424 tion to the financial covenant set forth in Article 5 or in any definition set forth therein or princi-6425 pally used therein; 6426 (iv) waive or postpone any scheduled maturity date or other scheduled date fixed for 6427 the payment, in whole or in part, of principal of or interest on any Loan or fee owing to such 6428 Lender or for the reduction of such Lender’s Commitment; provided, however, that this clause 6429 (iv) does not apply to any change to mandatory prepayments, including those required under Sec-6430 tion 2.8, or to the application of any payment, including as set forth in Section 2.12; 6431 (v) except as provided in Section 10.10, release all or substantially all of the Collat-6432 eral or the value of all or substantially all of the Guarantors from their guaranty of any Obligation 6433 of the Borrower; 6434 (vi) reduce or increase the proportion of Lenders required for the Lenders (or any 6435 subset thereof) to take any action hereunder or change the definition of the terms “Required 6436 Lenders,” “Pro Rata Share” or “Pro Rata Outstandings”; 6437 (vii) amend Section 10.10, Section 11.9 or this Section 11.1; or 6438 (viii) amend Section 2.12 (c); 6439 and provided, further, that (w)(A) any waiver of any payment applied pursuant to Section 2.12(b) (Appli-6440 cation of Mandatory Prepayments) to, and any modification of the application of any such payment to the 6441 Revolving Loans shall require the consent of the Required Revolving Credit Lenders, (B) any change to 6442 the definition of the term “Required Revolving Credit Lender” shall require the consent of the Required 6443 Revolving Credit Lenders and (C) any amendment, waiver or consent to any provision of this Agreement 6444 (including Section 2.12 and Section 11.9) that permits the Borrower or any of its Affiliates to purchase 6445 Loans on a non-pro rata basis, become an eligible assignee pursuant to Section 11.2 and/or make offers to 6446 make optional prepayments on a non-pro rata basis shall require the prior written consent of the Required 6447 Lenders rather than the prior written consent of each Lender directly affected thereby, (x) no amendment, 6448 waiver or consent shall affect the rights or duties under any Loan Document of, or any payment to, the 6449 Administrative Agent (or otherwise modify any provision of Article 10 or the application thereof), the 6450 Swingline Lender, any L/C Issuer or any SPV that has been granted an option pursuant to Section 11.2(g) 6451 unless in writing and signed by the Administrative Agent, the Swingline Lender, such L/C Issuer or, as 6452 the case may be, such SPV in addition to any signature otherwise required, (y) the consent of the Borrow-6453 er shall not be required to change any order of priority set forth in Section 2.12. No amendment, modifi-6454 cation or waiver of this Agreement or any Loan Document altering the ratable treatment of Obligations 6455 arising under Secured Hedging Agreements resulting in such Obligations becoming junior in right of 6456 payment to principal of the Loans or resulting in Obligations owing to any Secured Hedging Counterparty 6457 becoming unsecured (other than releases of Liens applicable to all Lenders and otherwise permitted in 6458 accordance with the terms hereof and the terms of any other Loan Document), in each case in a manner 6459 adverse to any Secured Hedging Counterparty, shall be effective without the written consent of such Se-6460 cured Hedging Counterparty or, in the case of a Secured Hedging Agreement provided or arranged by 6461 Royal Bank or an Affiliate thereof, Royal Bank. Notwithstanding anything to the contrary herein, no 6462 Permitted Investor that is a Lender shall have any right to approve or disapprove any amendment, waiver 6463 or consent under the Loan Documents and (z) (I) no Lender consent is required to effect an Incremental 6464

-144- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Amendment, Refinancing Amendment or Extension Amendment (except as expressly provided in Sec-6465 tion 2.19, 2.20, or 2.21, as applicable) and (II) in connection with an amendment that addresses solely a 6466 re-pricing transaction and any related amendments in which any Class of Term Loans is refinanced with a 6467 replacement Class of term loans bearing (or is modified in such a manner such that the resulting term 6468 loans bear) a lower All-In Yield (a “Permitted Repricing Amendment”), only the consent of the Lenders 6469 holding Term Loans subject to such permitted repricing transaction that will continue as a Lender in re-6470 spect of the repriced tranche of Term Loans or modified Term Loans shall be required for such Permitted 6471 Repricing Amendment. 6472 In addition, this Agreement may be amended with the written consent of the Administrative 6473 Agent, the Borrower and the Required Lenders to (A) add one or more additional credit facilities to this 6474 Agreement and to permit the extensions of credit from time to time outstanding thereunder and the out-6475 standing principal and accrued interest and fees in respect thereof to share ratably in the benefits of this 6476 Agreement and the other Loan Documents with the Revolving Loans and the accrued interest and fees in 6477 respect thereof and (B) include appropriately the Lenders holding such credit facilities in any determina-6478 tion of the Required Lenders. 6479 In addition, notwithstanding the foregoing, this Agreement may be amended with the written con-6480 sent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Term Loans 6481 (as defined below) to permit the refinancing of all or a portion of the outstanding Term Loans of any 6482 Class (“Refinanced Term Loans”) with one or more tranches of replacement term loans (“Replacement 6483 Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term 6484 Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans (plus accrued in-6485 terest, fees, expenses and premium), (b) the Applicable Margin for such Replacement Term Loans shall 6486 not be higher than the Applicable Margin for such Refinanced Term Loans unless the maturity of the Re-6487 placement Term Loans is at least one year later than the maturity of the Refinanced Term Loans, (c) the 6488 Weighted Average Life to Maturity of Replacement Term Loans shall not be shorter than the Weighted 6489 Average Life to Maturity of such Refinanced Term Loans, at the time of such refinancing (except by vir-6490 tue of amortization or prepayment of the Refinanced Term Loans prior to the time of such incurrence) and 6491 (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less 6492 favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Re-6493 financed Term Loans, except to the extent necessary to provide for covenants and other terms applicable 6494 to any period after the Latest Maturity Date of the Term Loans in effect immediately prior to such refi-6495 nancing. 6496 (b) Notwithstanding the foregoing, the Required Revolving Credit Lenders may 6497 amend, waive or otherwise modify Sections 5.1 and 9.5 and the defined terms used solely for purposes of 6498 Sections 5.1 and 9.5 or waive any Default or Event of Default resulting from a breach of Sections 5.1 and 6499 9.5 without the consent of any Lenders other than the Required Revolving Credit Lenders. 6500 (c) Each waiver or consent under any Loan Document shall be effective only in the 6501 specific instance and for the specific purpose for which it was given. No notice to or demand on any 6502 Loan Party shall entitle any Loan Party to any notice or demand in the same, similar or other circum-6503 stances. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right 6504 hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right pre-6505 clude any other or further exercise thereof or the exercise of any other right. 6506 Section 11.2 Assignments and Participations; Binding Effect. 6507 (a) Binding Effect. This Agreement shall become effective when it shall have been 6508 executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have 6509

-145- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 been notified by each Lender and L/C Issuer that such Lender or L/C Issuer has executed it. Thereafter, it 6510 shall be binding upon and inure to the benefit of, but only to the benefit of the Borrower (in each case ex-6511 cept for Article 10), the Administrative Agent, each Lender and L/C Issuer and, to the extent provided in 6512 Section 10.11, each other Indemnitee and Secured Party and, in each case, their respective successors and 6513 permitted assigns. Except as expressly provided in any Loan Document (including in Section 10.9), none 6514 of the Borrower, any L/C Issuer or the Administrative Agent shall have the right to assign any rights or 6515 obligations hereunder or any interest herein. 6516 (b) Right to Assign. Each Lender may sell, transfer, negotiate or assign all or a por-6517 tion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights 6518 and obligations with respect to Loans and Letters of Credit) to (i) any existing Lender (other than (x) a 6519 Non-Funding Lender or Impacted Lender and (y) the Borrower, the Permitted Investors or any of their 6520 respective Affiliates except pursuant to a Permitted Loan Retirement or subclause (iii) below), (ii) any 6521 Affiliate or Approved Fund of any existing Lender (other than (x) a Non-Funding Lender or Impacted 6522 Lender and (y) the Borrower, the Permitted Investors or any of their respective Affiliates except pursuant 6523 to a Permitted Loan Retirement or subclause (iii) below), (iii) Sponsor and its Affiliates, including Spon-6524 sor-affiliated debt funds, other than Borrower, Guarantors and their Subsidiaries (“Affiliate Lenders”); 6525 provided that (1) after giving effect to such assignment and to all other assignments with all Affiliate 6526 Lenders, the aggregate principal amount of all Term Loans of any Class then held by all Affiliate Lenders 6527 shall not exceed 25% of the aggregate unpaid principal amount of the Term Loans of such Class then out-6528 standing, (2) all parties to the relevant repurchases shall render customary “big-boy” disclaimer letters or 6529 any such disclaimers shall be incorporated into the terms of the Assignment, (3) no Revolving Loans or 6530 Revolving Credit Commitments shall be assigned to any Affiliate Lender, (4) Term Loans shall be held 6531 by no more than two Affiliate Lenders, (5) no proceeds of Revolving Loans shall be used, directly or indi-6532 rectly, to consummate such assignment, (6) any Loans assigned to the Borrower or any of its Subsidiaries 6533 shall be cancelled promptly upon such assignment, (7) in the event that any proceeding under the Bank-6534 ruptcy Code shall be instituted by or against the Borrower or any other Guarantor, each Affiliate Lender 6535 shall acknowledge and agree that they are each “insiders” under Section 101(31) of the Bankruptcy Code 6536 and, as such, the claims associated with the Loans and Commitments owned by it shall not be included in 6537 determining whether the applicable class of creditors holding such claims has voted to accept a proposed 6538 plan for purposes of Section 1129(a)(10) of the Bankruptcy Code, or, alternatively, to the extent that the 6539 foregoing designation is deemed unenforceable for any reason, each Affiliate Lender shall vote in such 6540 proceedings in the same proportion as the allocation of voting with respect to such matter by those Lend-6541 ers who are not Affiliate Lenders, except to the extent that any plan of reorganization proposes to treat the 6542 Obligations held by such Affiliate Lender in a manner that is less favorable in any material respect to such 6543 Affiliate Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliate 6544 Lenders, (8) such Affiliate Lender will not be entitled to receive information provided solely to Lenders 6545 and will not be permitted to attend or participate in (or receive any notice of) Lender meetings or confer-6546 ence calls, (9) Affiliate Lenders will not be permitted to vote on matters submitted to Lenders for consid-6547 eration and their Term Loans shall be disregarded in determining other Lenders’ Commitment and Loan 6548 percentages; provided that the commitments of any Affiliate Lender shall not be increased, the due dates 6549 for payments of interest and scheduled amortization (including at maturity) owed to any Affiliate Lender 6550 will not be extended and the amounts owing to any Affiliate Lender will not be reduced without the con-6551 sent of such Affiliate Lender, (10) for purposes of any amendment, waiver or modification of any Loan 6552 Document that does not in each case adversely affect such Affiliate Lender (in its capacity as a Lender) in 6553 any material respect as compared to other Lenders, such Affiliate Lender will be deemed to have voted in 6554 the same proportion as the Lenders that are not Affiliate Lenders voting on such matter, and (11) as a 6555 condition to each assignment to an Affiliate Lender, the Administrative Agent shall have been provided a 6556 notice in connection with each assignment to an Affiliate Lender or a Person that upon effectiveness of 6557 such assignment would constitute an Affiliate Lender pursuant to which such Affiliate Lender shall waive 6558 any right to bring any action in connection with such Term Loans against the Administrative Agent in its 6559

-146- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 capacity as such, or (iv) any other Person (other than the Borrower, the Permitted Investors or any of their 6560 respective Affiliates except pursuant to a Permitted Loan Retirement or subclause (iii) above) acceptable 6561 (which acceptance shall not be unreasonably withheld or delayed) to the Administrative Agent and, as 6562 long as no Event of Default is continuing, the Borrower (which acceptance shall be deemed to have been 6563 given if the Borrower has not responded within ten (10) Business Days of a request for such acceptance) 6564 and, with respect to Sales of Revolving Credit Commitments, each Swingline Lender and each L/C Issuer 6565 that is a Lender; provided, however, that (x) such Sales do not have to be ratable between the Facilities 6566 but must be ratable among the obligations owing to and owed by such Lender with respect to a Facility, 6567 (y) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Com-6568 mitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject 6569 to each such assignment (determined as of the date the Assignment with respect to such assignment is 6570 delivered to the Administrative Agent) shall not be less than $2,500,000 (in the case of each Revolving 6571 Loan), $1,000,000 (in the case of a Term Loan), and shall be in increments of an amount of $2,500,000 6572 (in the case of each Revolving Loan) or $1,000,000 (in the case of Term Loans), in excess thereof unless 6573 each of the Borrower and the Administrative Agent otherwise consents; provided that such amounts shall 6574 be aggregated in respect of each Lender and its Affiliates or Approved Funds, of any existing Lender, is 6575 of the assignor’s (together with its Affiliates and Approved Funds) entire interest in such Facility or is 6576 made with the prior consent of the Borrower (to the extent the Borrower’s consent is otherwise required) 6577 and the Administrative Agent and (z) such Sales by Lenders who are Non-Funding Lenders due to clause 6578 (a) of the definition of “Non-Funding Lender” shall be subject to the Administrative Agent’s and the Bor-6579 rower’s prior written consent in all instances, unless in connection with such sale, such “Non-Funding 6580 Lender” cures, or causes the cure of, its Non-Funding Lender status as contemplated in Section 2.2(c)(v). 6581 The Administrative Agent’s refusal to accept a Sale to a Loan Party, an Affiliate of a Loan Party (other 6582 than an Affiliate Lender pursuant to an assignment in accordance with clause (iii) of the first sentence of 6583 this paragraph), a holder of Subordinated Debt or an Affiliate of such a holder, or to a Person that would 6584 be (or could reasonably be expected to become) a Non-Funding Lender or an Impacted Lender, or the 6585 imposition of conditions or limitations (including limitations on voting) upon Sales to such Persons, shall 6586 not be deemed to be unreasonable. Notwithstanding anything to the contrary contained herein, Royal 6587 Bank shall have the absolute right, without obligation to obtain any consent of the Loan Parties or any 6588 Lender, to sell or assign to third parties such portion of Royal Bank’s Commitments and Loans as Royal 6589 Bank deems necessary to enable Royal Bank and its Affiliates to ensure that they have no attributable 6590 stake in the Borrower for purposes of the regulations of the FCC, or any successor agency thereto, or to 6591 otherwise comply with FCC regulations. Notwithstanding anything to the contrary in the Loan Docu-6592 ments, any Term Loans assigned to an Affiliate Lender in accordance with Section 11.2(b) may be con-6593 tributed to Borrower (or any of its direct or indirect parents) as a common capital contribution and be ex-6594 changed for Stock (other than Disqualified Stock) of the Borrower (or any of its direct or indirect parents) 6595 to the extent otherwise permitted herein. 6596 (c) Each Lender participating in any assignment to Affiliate Lenders acknowledges 6597 and agrees that in connection with such assignment, (1) the Affiliate Lenders then may have, and later 6598 may come into possession of information regarding the Borrower, the Sponsor, their respective Affiliates 6599 not known to such Lender and that may be material to a decision by such Lender to participate in such 6600 prepayment (including Material Non-Public Information) (“Excluded Information”), (2) such Lender has 6601 independently, and without reliance on the Affiliate Lenders or any of their Subsidiaries, the Borrower or 6602 any of its Subsidiaries, the Administrative Agent or any other Agent-Related Persons, made its own anal-6603 ysis and determination to participate in such assignment notwithstanding such Lender’s lack of 6604 knowledge of the Excluded Information, (3) none of the Affiliate Lenders or any of their Subsidiaries, the 6605 Borrower or any of its Subsidiaries shall be required to make any representation that it is not in posses-6606 sion of Excluded Information, (4) none of the Affiliate Lenders or any of their Subsidiaries, the Borrower 6607 or its Subsidiaries, the Administrative Agent or any other Agent-Related Persons shall have any liability 6608 to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims 6609

-147- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 such Lender may have against the Affiliate Lenders and any of their Subsidiaries, a Holdco, the Borrower 6610 and their respective Subsidiaries, the Administrative Agent and any other Agent-Related Persons, under 6611 applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information and (5) that 6612 the Excluded Information may not be available to the Administrative Agent or the other Lenders. 6613 (d) Procedure. The parties to each Sale made in reliance on clause (b) above (other 6614 than those described in clause (f) or (g) below) shall execute and deliver to the Administrative Agent an 6615 Assignment via an electronic settlement system designated by the Administrative Agent (or if previously 6616 agreed with the Administrative Agent, via a manual execution and delivery of the assignment) evidencing 6617 such Sale, together with any existing Note subject to such Sale (or any affidavit of loss therefor accepta-6618 ble to the Administrative Agent), any tax forms required to be delivered pursuant to Section 2.17(f) and 6619 payment of an assignment fee in the amount of $3,500, provided that if a Sale by a Lender is made to an 6620 Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connec-6621 tion with such Sale. Upon receipt of all the foregoing, and conditioned upon such receipt and, if such as-6622 signment is made in accordance with Section 11.2(b)(iv), upon the Administrative Agent (and the Bor-6623 rower, if applicable) consenting to such Assignment, from and after the effective date specified in such 6624 Assignment, the Administrative Agent shall record or cause to be recorded in the Register the information 6625 contained in such Assignment. 6626 (e) Effectiveness. Subject to the recording of an Assignment by the Administrative 6627 Agent in the Register pursuant to Section 2.14(b), (i) the assignee thereunder shall become a party hereto 6628 and, to the extent that rights and obligations under the Loan Documents have been assigned to such as-6629 signee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable 6630 Note shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the 6631 extent that rights and obligations under this Agreement have been assigned by it pursuant to such As-6632 signment, relinquish its rights (except for those surviving the termination of the Commitments and the 6633 payment in full of the Obligations) and be released from its obligations under the Loan Documents, other 6634 than those relating to events or circumstances occurring prior to such assignment (and, in the case of an 6635 Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under 6636 the Loan Documents, such Lender shall cease to be a party hereto except that each Lender agrees to re-6637 main bound by Article 10, Section 11.8 and Section 11.9 to the extent provided in Section 10.11). 6638 (f) Grant of Security Interests. In addition to the other rights provided in this Sec-6639 tion 11.2, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights 6640 under this Agreement, whether now owned or hereafter acquired (including rights to payments of princi-6641 pal or interest on the Loans), to (A) any federal reserve bank (pursuant to Regulation A of the Federal 6642 Reserve Board) or any central bank having jurisdiction over such Lender, without notice to the Adminis-6643 trative Agent or (B) any holder of, or trustee for the benefit of the holders of, such Lender’s Securities by 6644 notice to the Administrative Agent; provided, however, that no such holder or trustee, whether because of 6645 such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assign-6646 ment in accordance with clause (b) above), shall be entitled to any rights of such Lender hereunder and no 6647 such Lender shall be relieved of any of its obligations hereunder. 6648 (g) Participants and SPVs. In addition to the other rights provided in this Sec-6649 tion 11.2, each Lender may, (x) with notice to the Administrative Agent, grant to an SPV the option to 6650 make all or any part of any Loan that such Lender would otherwise be required to make hereunder (and 6651 the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obli-6652 gation of such Lender to make such Loans hereunder) and such SPV may assign to such Lender the right 6653 to receive payment with respect to any Obligation and (y) without notice to or consent from the Adminis-6654 trative Agent or the Borrower, sell participations to one or more Persons in or to all or a portion of its 6655 rights and obligations under the Loan Documents (including all its rights and obligations with respect to 6656

-148- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 the Revolving Loans and Letters of Credit); provided, however, that, whether as a result of any term of 6657 any Loan Document or of such grant or participation, (i) no such SPV or participant shall have a com-6658 mitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as pro-6659 vided in the applicable option agreement, none shall be liable for any obligation of such Lender hereun-6660 der, (ii) such Lender’s rights and obligations, and the rights and obligations of the Loan Parties and the 6661 Secured Parties towards such Lender, under any Loan Document shall remain unchanged and each other 6662 party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Obliga-6663 tions in the Register, except that (A) each such participant and SPV shall be entitled to the benefit of Sec-6664 tions 2.16 (Breakage Costs; Increased Costs; Capital Requirements) and 2.17 (Taxes), but only to the ex-6665 tent such participant or SPV delivers the tax forms such Lender is required to collect pursuant to Sec-6666 tion 2.17(f) and then only to the extent of any amount to which such Lender would be entitled in the ab-6667 sence of any such grant or participation and (B) each such SPV may receive other payments that would 6668 otherwise be made to such Lender with respect to Loans funded by such SPV to the extent provided in the 6669 applicable option agreement and set forth in a notice provided to the Administrative Agent by such SPV 6670 and such Lender, provided, however, that in no case (including pursuant to clause (A) or (B) above) shall 6671 an SPV or participant have the right to enforce any of the terms of any Loan Document, and (iii) the con-6672 sent of such SPV or participant shall not be required (either directly, as a restraint on such Lender’s abil-6673 ity to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Loan 6674 Document or to exercise or refrain from exercising any powers or rights such Lender may have under or 6675 in respect of the Loan Documents (including the right to enforce or direct enforcement of the Obliga-6676 tions), except for those described in clauses (iii) and (iv) of Section 11.1(a) with respect to amounts, or 6677 dates fixed for payment of amounts, to which such participant or SPV would otherwise be entitled and, in 6678 the case of participants, except for those described in Section 11.1(a)(v) (or amendments, consents and 6679 waivers with respect to Section 10.10 to release all or substantially all of the Collateral). No party hereto 6680 shall institute (and the Borrower shall cause each other Loan Party not to institute) against any SPV 6681 grantee of an option pursuant to this clause (g) any bankruptcy, reorganization, insolvency, liquidation or 6682 similar proceeding, prior to the date that is one year and one day after the payment in full of all outstand-6683 ing commercial paper of such SPV; provided, however, that each Lender having designated an SPV as 6684 such agrees to indemnify each Indemnitee against any Liability that may be incurred by, or asserted 6685 against, such Indemnitee as a result of failing to institute such proceeding (including a failure to get reim-6686 bursed by such SPV for any such Liability). The agreement in the preceding sentence shall survive the 6687 termination of the Commitments and the payment in full of the Obligations. 6688 (h) Notwithstanding anything herein to the contrary (if applicable, after giving effect 6689 to any proposed assignment to an Affiliate Lender), if all Affiliate Lenders own or would own, in the ag-6690 gregate, more than 25% of the principal amount of all then outstanding Term Loans (i) in the event that an 6691 Affiliate Lender has acquired any Term Loans, the assignment of such Term Loans that would cause the 6692 aggregate principal amount of Term Loans owned by Affiliate Lenders to be in excess of 25% of the prin-6693 cipal amount of all then outstanding Term Loans shall be null and void ab initio to the extent of the prin-6694 cipal amount of such Term Loans that are in excess of such 25% threshold and (ii) if such threshold is 6695 exceeded solely as a result of a Lender becoming an Affiliate Lender after it has acquired Term Loans, 6696 such Affiliate Lender shall use commercially reasonable efforts to assign sufficient Term Loans within 6697 thirty (30) days of the date such threshold is exceeded so that Affiliate Lenders in the aggregate own less 6698 than 25% of the aggregate principal amount of Term Loans then outstanding; provided that in order to 6699 comply with the obligation to use commercially reasonable efforts to assign Term Loans, such Affiliate 6700 Lender shall offer to assign the relevant Term Loans to the then-current Term Loan Lenders in addition to 6701 potential new lenders; provided, further that there shall be no obligation for such Affiliate Lender to as-6702 sign such Term Loans at a price lower than the price such Lender paid when acquiring such Term Loans. 6703 The Administrative Agent shall not have any responsibility for monitoring any acquisition or disposition 6704 of Term Loans by any Affiliate Lender or liability for any losses suffered by any Person as a result of any 6705 purported assignment to or from an Affiliate Lender. 6706

-149- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 11.3 Costs and Expenses. Any action taken by any Loan Party under or with respect 6707 to any Loan Document, even if required under any Loan Document or at the request of any Secured Party, 6708 shall be at the expense of such Loan Party, and no Secured Party shall be required under any Loan Docu-6709 ment to reimburse any Loan Party or Group Member therefor except as expressly provided therein. In 6710 addition, the Borrower agrees to pay or reimburse, within 10 days after receipt of a reasonably detailed 6711 written invoice therefor, (a) the Administrative Agent for all reasonable and documented out-of-pocket 6712 costs and expenses incurred by it or any of its Related Persons in connection with the investigation, de-6713 velopment, preparation, negotiation, syndication, execution, interpretation or administration of, any modi-6714 fication of any term of or termination of, any Loan Document, any commitment or proposal letter there-6715 for, any other document prepared in connection therewith or the consummation and administration of any 6716 transaction contemplated therein (including periodic audits in connection therewith and environmental 6717 audits and assessments), in each case including the reasonable and documented fees, charges and dis-6718 bursements of legal counsel to the Administrative Agent or such Related Persons, fees, costs and expens-6719 es incurred in connection with Intralinks® or any other E-System and allocated to the Facilities by the 6720 Administrative Agent in its sole discretion and fees, charges and disbursements of the auditors, apprais-6721 ers, printers and other of their Related Persons retained by or on behalf of any of them or any of their Re-6722 lated Persons, (b) the Administrative Agent for all reasonable and documented costs and expenses in-6723 curred by it or any of its Related Persons in connection with internal audit reviews, field examinations and 6724 Collateral examinations (which shall be reimbursed, in addition to the out-of-pocket costs and expenses of 6725 such examiners, at the per diem rate per individual charged by the Administrative Agent for its examin-6726 ers); provided that, unless Event of Default has occurred, the Borrower shall only be required to reim-6727 burse the Administrative Agent for two such examinations in any calendar year and (c) each of the Ad-6728 ministrative Agent, L/C Issuer and the Lenders and their respective Related Persons for all reasonable and 6729 documented costs and expenses incurred in connection with (i) any refinancing or restructuring of the 6730 credit arrangements provided hereunder in the nature of a “work-out,” (ii) the enforcement or preservation 6731 of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any 6732 other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the tak-6733 ing of any other action (including preparation for and/or response to any subpoena or request for docu-6734 ment production relating thereto) with respect to, any proceeding (including any bankruptcy or insolvency 6735 proceeding) related to the Borrower or any Restricted Subsidiary, Loan Document, Obligation or Related 6736 Transaction, including fees and disbursements of counsel (including allocated costs of internal counsel); 6737 provided, that the Borrower shall only be responsible for the reimbursement of one counsel for the Ad-6738 ministrative Agent, the Lenders and their Related Persons as a group unless there is an actual conflict 6739 among such group members (as reasonably determined to be necessary by such Person) and then the Bor-6740 rower shall be responsible for the additional reimbursement of counsel for such conflicted group member, 6741 to the extent necessary. 6742 Section 11.4 Indemnities. 6743 (a) The Borrower agrees to indemnify, hold harmless and defend the Administrative 6744 Agent, each Lender, each L/C Issuer, each Secured Hedging Counterparty, each Person that each 6745 L/C Issuer causes to Issue Letters of Credit hereunder and each of their respective Related Persons (each 6746 such Person being an “Indemnitee”) from and against all Liabilities (including brokerage commissions, 6747 fees and other compensation) that may be imposed on, incurred by or asserted against any such Indem-6748 nitee in any matter relating to or arising out of, in connection with or as a result of any action, investiga-6749 tion, proceeding or other claim arising from or related to (i) any Loan Document, any Obligation (or the 6750 repayment thereof), any Letter of Credit, the use or intended use of the proceeds of any Loan or the use of 6751 any Letter of Credit, any Related Transaction, or any securities filing of, or with respect to, any the Bor-6752 rower or any Restricted Subsidiary, (ii) Contractual Obligation entered into in connection with any E-6753 Systems or other Electronic Transmissions, (iii) any actual or prospective investigation, litigation or other 6754 proceeding, whether or not brought by any such Indemnitee or any of its Related Persons, any holders of 6755

-150- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Securities or creditors (and including attorneys’ fees in any case), whether or not any such Indemnitee, 6756 Related Person, holder or creditor is a party thereto, and whether or not based on any securities or com-6757 mercial law or regulation or any other Requirement of Law or theory thereof, including common law, eq-6758 uity, contract, tort or otherwise, or (iv) any other act, event or transaction related, contemplated in or at-6759 tendant to any of the foregoing (collectively, the “Indemnified Matters”); provided, however, that the 6760 Borrower shall not have any liability under this Section 11.4 to any Indemnitee with respect to any In-6761 demnified Matter, and no Indemnitee shall have any liability with respect to any Indemnified Matter other 6762 than (to the extent otherwise liable), to the extent such liability has resulted primarily from the gross neg-6763 ligence or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction in a 6764 final non-appealable judgment or order. Furthermore, the Borrower waives and agrees not to assert 6765 against any Indemnitee, and shall cause each other Loan Party to waive and not assert against any Indem-6766 nitee, any right of contribution with respect to any Liabilities that may be imposed on, incurred by or as-6767 serted against any Related Person. This Section 11.4 shall not require payment by any Loan Party for or 6768 on account of any Tax other than any Tax that represents a liability arising from any non-Tax claim. 6769 (b) Without limiting the foregoing, “Indemnified Matters” includes all Environmen-6770 tal Liabilities imposed on, incurred by or asserted against any Indemnitee, including those arising from, or 6771 otherwise involving, any property of any Related Person or any actual, alleged or prospective damage to 6772 property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous 6773 Materials on, upon or into such property or natural resource or any property on or contiguous to any real 6774 property of any Related Person, whether or not, with respect to any such Environmental Liabilities, any 6775 Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor-6776 in-interest to any Related Person or the owner, lessee or operator of any property of any Related Person 6777 through any foreclosure action, in each case except to the extent such Environmental Liabilities (i) are 6778 incurred following foreclosure by any Secured Party or following any Secured Party having become the 6779 successor-in-interest to any Loan Party and (ii) are attributable solely to the acts of any Indemnitee. 6780 Section 11.5 Survival. Any indemnification or other protection provided to any Indemnitee 6781 pursuant to any Loan Document (including pursuant to Section 2.17 (Taxes), Section 2.16 (Breakage 6782 Costs; Increased Costs; Capital Requirements), Article 10 (The Administrative Agent), Section 11.3 6783 (Costs and Expenses), Section 11.4 (Indemnities) or this Section 11.5) shall (A) survive the termination of 6784 the Commitments and the payment in full of other Obligations and (B) inure to the benefit of any Person 6785 that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and 6786 permitted assigns. 6787 Section 11.6 Limitation of Liability for Certain Damages. In no event shall any Indemnitee be 6788 liable on any theory of liability for any special, indirect, consequential or punitive damages (including any 6789 loss of profits, business or anticipated savings). The Borrower hereby waives, releases and agrees (and 6790 shall cause each other Loan Party to waive, release and agree) not to sue upon any such claim for any 6791 special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or 6792 suspected to exist in its favor. 6793 Section 11.7 Lender-Creditor Relationship. The relationship between the Lenders, the 6794 L/C Issuers and the Administrative Agent, on the one hand, and the Loan Parties, on the other hand, is 6795 solely that of lender and creditor. No Secured Party has any fiduciary relationship or duty to any Loan 6796 Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship 6797 between the Secured Parties and the Loan Parties by virtue of, any Loan Document or any transaction 6798 contemplated therein. 6799 Section 11.8 Right of Setoff. Each of the Administrative Agent, each Lender, each L/C Issuer 6800 and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without no-6801

-151- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 tice or demand (each of which is hereby waived by the Borrower), at any time and from time to time dur-6802 ing the continuance of any Event of Default and to the fullest extent permitted by applicable Require-6803 ments of Law, to set off and apply any and all deposits (whether general or special, time or demand, pro-6804 visional or final) at any time held and other Indebtedness, claims or other obligations at any time owing 6805 by the Administrative Agent, such Lender, such L/C Issuer or any of their respective Affiliates to or for 6806 the credit or the account of the Borrower against any Obligation of any Loan Party now or hereafter exist-6807 ing, whether or not any demand was made under any Loan Document with respect to such Obligation and 6808 even though such Obligation may be unmatured. Each of the Administrative Agent, each Lender and 6809 each L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set-6810 off and application made by such Lender or its Affiliates; provided, however, that the failure to give such 6811 notice shall not affect the validity of such setoff and application. The rights under this Section 11.8 are in 6812 addition to any other rights and remedies (including other rights of setoff) that the Administrative Agent, 6813 the Lenders and the L/C Issuers and their Affiliates and other Secured Parties may have. 6814 Section 11.9 Sharing of Payments, Etc. If any Lender, directly or through an Affiliate or 6815 branch office thereof, obtains any payment of any Obligation of any Loan Party (whether voluntary, in-6816 voluntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as 6817 defined under the applicable UCC) of Collateral) other than pursuant to Sections 2.16 (Breakage Costs; 6818 Increased Costs; Capital Requirements), 2.17 (Taxes), 2.18 (Substitution of Lenders) and 11.2 (Assign-6819 ments and Participations; Binding Effect) and other than in connection with any Permitted Loan Retire-6820 ment and such payment exceeds the amount such Lender would have been entitled to receive if all pay-6821 ments had gone to, and been distributed by, the Administrative Agent in accordance with the provisions 6822 of the Loan Documents, such Lender shall purchase for cash from other Secured Parties such participa-6823 tions in their Obligations as necessary for such Lender to share such excess payment with such Secured 6824 Parties to ensure such payment is applied as though it had been received by the Administrative Agent and 6825 applied in accordance with this Agreement (or, if such application would then be at the discretion of the 6826 Borrower, applied to repay the Obligations in accordance herewith); provided, however, that (a) if such 6827 payment is rescinded or otherwise recovered from such Lender or L/C Issuer in whole or in part, such 6828 purchase shall be rescinded and the purchase price therefor shall be returned to such Lender or L/C Issuer 6829 without interest and (b) such Lender shall, to the fullest extent permitted by applicable Requirements of 6830 Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such partic-6831 ipation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participa-6832 tion. If a Non-Funding Lender receives any such payment as described in the previous sentence, such 6833 Lender shall turn over such payments to the Administrative Agent in an amount that would satisfy the 6834 cash collateral requirements set forth in Section 2.2(c). 6835 Notwithstanding anything to the contrary contained in this Section 11.9 or elsewhere in this 6836 Agreement, the Borrower may extend the final maturity of Term Loans and/or Revolving Credit Com-6837 mitments in connection with an Extension that is permitted under Section 2.21 without being obligated to 6838 effect such extensions on a pro rata basis among the Lenders (it being understood that no such extension 6839 (i) shall constitute a payment or prepayment of any Term Loans or Revolving Loans, as applicable, for 6840 purposes of this Section 11.9 or (ii) shall reduce the amount of any scheduled amortization payment due 6841 under Section 2.6(a), except that the amount of any scheduled amortization payment due to a Lender of 6842 Extended Term Loans may be reduced to the extent provided pursuant to the express terms of the respec-6843 tive Extension Offer) without giving rise to any violation of this Section 11.9 or any other provision of 6844 this Agreement. Furthermore, the Borrower may take all actions contemplated by Section 2.21 in connec-6845 tion with any Extension (including modifying pricing, amortization and repayments or prepayments), and 6846 in each case such actions shall be permitted, and the differing payments contemplated therein shall be 6847 permitted without giving rise to any violation of this Section 11.9 or any other provision of this Agree-6848 ment. 6849

-152- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 11.10 Marshaling; Payments Set Aside. No Secured Party shall be under any obliga-6850 tion to marshal any property in favor of any Loan Party or any other party or against or in payment of any 6851 Obligation. To the extent that any Secured Party receives a payment from the Borrower, from the pro-6852 ceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and 6853 such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, 6854 set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recov-6855 ery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies 6856 therefor, shall be revived and continued in full force and effect as if such payment had not occurred. 6857 Section 11.11 Notices. 6858 (a) Addresses. All notices, demands, requests, directions and other communications 6859 required or expressly authorized to be made by this Agreement shall, whether or not specified to be in 6860 writing but unless otherwise expressly specified to be given by any other means, be given in writing and 6861 (i) addressed to (A) if to the Borrower, to Townsquare Media, Inc., 240 Greenwich Avenue, Greenwich, 6862 Connecticut 06830, Attention: Alex Berkett and Stuart Rosenstein, Tel: 203-861-0900, Fax: 1-800-301-6863 6408, with a copy (which shall not constitute notice) to Kirkland & Ellis, LLP, 555 California Street, 6864 Suite 2700, San Francisco, Californa 94104, Attention: Dario Avram, (B) if to the Administrative Agent 6865 or the Collateral Agent, to Royal Bank of Canada, Agency Services Group, 4th Floor, 20 King Street 6866 West, Toronto, Ontario M5H 1C4, Canada, Attention: Manager, Agency Services, Fax: (416) 842-4023, 6867 (C) if to the Swingline Lender, to Royal Bank of Canada, 200 Vesey Street, 10th Floor, New York, New 6868 York 10281, Attention: Mildred Evangelista, Tel: (416) 955-6659, Fax: (212) 428-2372, and (D) other-6869 wise to the party to be notified at its address specified opposite its name on Schedule II or on the signature 6870 page of any applicable Assignment, (ii) posted to Intralinks® (to the extent such system is available and 6871 set up by or at the direction of the Administrative Agent prior to posting) in an appropriate location by 6872 uploading such notice, demand, request, direction or other communication to www.intralinks.com, faxing 6873 it to 866-545-6600 with an appropriate bar-coded fax coversheet or using such other means of posting to 6874 Intralinks® as may be available and reasonably acceptable to the Administrative Agent prior to such post-6875 ing, (iii) posted to any other E-System set up by or at the direction of the Administrative Agent in an ap-6876 propriate location or (iv) addressed to such other address as shall be notified in writing (A) in the case of 6877 the Borrower, the Administrative Agent and the Swingline Lender, to the other parties hereto and (B) in 6878 the case of all other parties, to the Borrower and the Administrative Agent. Transmission by electronic 6879 mail (including E-Fax, even if transmitted to the fax numbers set forth in clause (i) above) shall not be 6880 sufficient or effective to transmit any such notice under this clause (a) unless such transmission is an 6881 available means to post to any E-System. 6882 (b) Effectiveness. All communications described in clause (a) above and all other 6883 notices, demands, requests and other communications made in connection with this Agreement shall be 6884 effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if de-6885 livered by overnight courier service, one Business Day after delivery to such courier service, (iii) if deliv-6886 ered by mail, when deposited in the mails, (iv) if delivered by facsimile (other than to post to an E-System 6887 pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, 6888 and (v) if delivered by posting to any E-System, on the later of the date of such posting in an appropriate 6889 location and the date access to such posting is given to the recipient thereof in accordance with the stand-6890 ard procedures applicable to such E-System; provided, however, that no communications to the Adminis-6891 trative Agent pursuant to Article 2 or Article 10 shall be effective until received by the Administrative 6892 Agent. 6893 Section 11.12 Electronic Transmissions. 6894

-153- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 (a) Authorization. Subject to the provisions of Section 11.11(a), each of the Admin-6895 istrative Agent, the Borrower, the Lenders, the L/C Issuers and each of their Related Persons is authorized 6896 (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic 6897 Transmissions in connection with any Loan Document and the transactions contemplated therein. Each 6898 of the Borrower and each Secured Party hereby acknowledges and agrees, and the Borrower shall cause 6899 each other Group Member to acknowledge and agree, that the use of Electronic Transmissions is not nec-6900 essarily secure and that there are risks associated with such use, including risks of interception, disclosure 6901 and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of 6902 Electronic Transmissions. 6903 (b) Signatures. Subject to the provisions of Section 11.11(a), (i)(A) no posting to 6904 any E-System shall be denied legal effect merely because it is made electronically, (B) each E-Signature 6905 on any such posting shall be deemed sufficient to satisfy any requirement for a “signature” and (C) each 6906 such posting shall be deemed sufficient to satisfy any requirement for a “writing,” in each case including 6907 pursuant to any Loan Document, any applicable provision of any UCC, the federal Uniform Electronic 6908 Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or 6909 procedural Requirement of Law governing such subject matter, (ii) each such posting that is not readily 6910 capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed 6911 signed, by attaching to, or logically associating with such posting, an E-Signature, upon which each Se-6912 cured Party and Loan Party may rely and assume the authenticity thereof, (iii) each such posting contain-6913 ing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the 6914 same effect and weight as a signed paper original and (iv) each party hereto or beneficiary hereto agrees 6915 not to contest the validity or enforceability of any posting on any E-System or E-Signature on any such 6916 posting under the provisions of any applicable Requirement of Law requiring certain documents to be in 6917 writing or signed; provided, however, that nothing herein shall limit such party’s or beneficiary’s right to 6918 contest whether any posting to any E-System or E-Signature has been altered after transmission. 6919 (c) Separate Agreements. All uses of an E-System shall be governed by and subject 6920 to, in addition to Section 11.11 and this Section 11.12, separate terms and conditions posted or referenced 6921 in such E-System and related Contractual Obligations executed by Secured Parties and Group Members in 6922 connection with the use of such E-System. 6923 (d) Limitation of Liability. All E-Systems and Electronic Transmissions shall be 6924 provided “as is” and “as available.” None of the Administrative Agent or any of its Related Persons war-6925 rants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each dis-6926 claims all liability for errors or omissions therein. No warranty of any kind is made by the Administrative 6927 Agent or any of its Related Persons in connection with any E-Systems or Electronic Communication, in-6928 cluding any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party 6929 rights or freedom from viruses or other code defects. Each of the Borrower and each Secured Party 6930 agrees (and the Borrower shall cause each other Loan Party to agree) that the Administrative Agent has 6931 no responsibility for maintaining or providing any equipment, software, services or any testing required in 6932 connection with any Electronic Transmission or otherwise required for any E-System. 6933 Section 11.13 Governing Law. This Agreement, each other Loan Document that does not ex-6934 pressly set forth its applicable law, and the rights and obligations of the parties hereto and thereto (includ-6935 ing any claims in contract law or tort law arising out of the subject matter hereof or thereof) shall be gov-6936 erned by, and construed and interpreted in accordance with, the law of the State of New York (without 6937 respect to the principles of conflicts of laws that would result in the application of any law other than the 6938 law of the State of New York). 6939

-154- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Section 11.14 Jurisdiction. 6940 (a) Submission to Jurisdiction. Any legal action or proceeding with respect to any 6941 Loan Document shall be brought exclusively in the courts of the State of New York located in the City of 6942 New York, Borough of Manhattan, or of the United States of America for the Southern District of New 6943 York and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in re-6944 spect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that 6945 nothing in this Agreement shall limit the right of the Administrative Agent to commence any proceeding 6946 in the federal or state courts of any other jurisdiction to the extent the Administrative Agent determines 6947 that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents. 6948 The parties hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) here-6949 by irrevocably waive any objection, including any objection to the laying of venue or based on the 6950 grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such 6951 action or proceeding in such jurisdictions. 6952 (b) Service of Process. The Borrower (and, to the extent set forth in any other Loan 6953 Document, each other Loan Party) hereby irrevocably waives personal service of any and all legal pro-6954 cess, summons, notices and other documents and other service of process of any kind and consents to 6955 such service in any suit, action or proceeding brought in the United States of America with respect to or 6956 otherwise arising out of or in connection with any Loan Document by any means permitted by applicable 6957 Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) 6958 to the address of Borrower specified in Section 11.11 (and shall be effective when such mailing shall be 6959 effective, as provided therein). The Borrower (and, to the extent set forth in any other Loan Document, 6960 each other Loan Party) agrees that a final judgment in any such action or proceeding shall be conclusive 6961 and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by 6962 law. 6963 (c) Non-Exclusive Jurisdiction. Nothing contained in this Section 11.14 shall affect 6964 the right of the Administrative Agent or any Lender to serve process in any other manner permitted by 6965 applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Loan 6966 Party in any other jurisdiction. 6967 Section 11.15 Waiver of Jury Trial. Each party hereto hereby irrevocably waives trial by jury 6968 in any suit, action or proceeding with respect to, or directly or indirectly arising out of, under or in con-6969 nection with, any Loan Document or the transactions contemplated therein or related thereto (whether 6970 founded in contract, tort or any other theory). Each party hereto (A) certifies that no other party and no 6971 Related Person of any other party has represented, expressly or otherwise, that such other party would 6972 not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the 6973 other parties hereto have been induced to enter into the Loan Documents, as applicable, by the mutual 6974 waivers and certifications in this Section 11.15. 6975 Section 11.16 Severability. Any provision of any Loan Document being held illegal, invalid or 6976 unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or 6977 unenforceable, any other provision of any Loan Document or any part of such provision in any other ju-6978 risdiction. 6979 Section 11.17 Execution in Counterparts. This Agreement may be executed in any number of 6980 counterparts and by different parties in separate counterparts, each of which when so executed shall be 6981 deemed to be an original and all of which taken together shall constitute one and the same agreement. 6982 Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. 6983

-155- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Trans-6984 mission shall be as effective as delivery of a manually executed counterpart hereof. 6985 Section 11.18 Entire Agreement. The Loan Documents embody the entire agreement of the 6986 parties and supersede all prior agreements and understandings relating to the subject matter thereof and 6987 any prior letter of interest, commitment letter, fee letter, confidentiality and similar agreements involving 6988 any Loan Party and any of the Administrative Agent, any Lender or any L/C Issuer or any of their respec-6989 tive Affiliates relating to a financing of substantially similar form, purpose or effect. In the event of any 6990 conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement 6991 shall govern (unless such terms of such other Loan Documents are necessary to comply with applicable 6992 Requirements of Law, in which case such terms shall govern to the extent necessary to comply therewith). 6993 Section 11.19 Use of Name. The Borrower agrees, and shall cause each other Loan Party to 6994 agree, that it shall not, and shall use commercially reasonable efforts to ensure that none of its Affiliates 6995 shall, issue any press release or other public disclosure (other than any document filed with any Govern-6996 mental Authority relating to a public offering of the Securities of any Loan Party) using the name, logo or 6997 otherwise referring to Royal Bank, any Lender or of any of their respective Affiliates, the Loan Docu-6998 ments or any transaction contemplated therein to which the Secured Parties are party without at least 6999 2 Business Days’ prior notice to Royal Bank or such Lender, as applicable, and without the prior consent 7000 of Royal Bank or such Lender, as applicable, except to the extent required to do so under applicable Re-7001 quirements of Law and then, only after consulting with Royal Bank or such Lender, as applicable, prior 7002 thereto. 7003 Section 11.20 Non-Public Information; Confidentiality. 7004 (a) Each Lender and L/C Issuer acknowledges and agrees that it may receive materi-7005 al non-public information hereunder concerning the Loan Parties and their Affiliates and Securities and 7006 agrees to use such information in compliance with all relevant policies, procedures and Contractual Obli-7007 gations and applicable Requirements of Laws (including United States federal and state security laws and 7008 regulations). 7009 (b) Each Lender, L/C Issuer and the Administrative Agent agrees to use all reasona-7010 ble efforts to maintain, in accordance with its customary practices, the confidentiality of information ob-7011 tained by it pursuant to any Loan Document and designated in writing by any Loan Party as confidential, 7012 except that such information may be disclosed (i) with the Borrower’s consent, (ii) to Related Persons of 7013 such Lender, L/C Issuer or the Administrative Agent, as the case may be, or to any Person that any 7014 L/C Issuer causes to Issue Letters of Credit hereunder, that are advised of the confidential nature of such 7015 information and are instructed to keep such information confidential, (iii) to the extent such information 7016 presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 7017 11.20 or (B) available to such Lender, L/C Issuer or the Administrative Agent or any of their Related Per-7018 sons, as the case may be, on a non-confidential basis from a source other than any Loan Party not known 7019 to them to be subject to disclosure restrictions, (iv) to the extent disclosure is required by applicable Re-7020 quirements of Law or other legal process or requested or demanded by any Governmental Authority hav-7021 ing jurisdiction over it or in connection with any pledge or assignment permitted under Section 11.2(e), 7022 (v) to the extent necessary or customary for inclusion in league table measurements or in any tombstone 7023 or other advertising materials (and the Loan Parties consent to the publication of such tombstone or other 7024 advertising materials by the Administrative Agent, any Lender, any L/C Issuer or any of their Related 7025 Persons), (vi) to the National Association of Insurance Commissioners or any similar organization, any 7026 examiner or any nationally recognized rating agency or otherwise to the extent consisting of general port-7027 folio information that does not identify Loan Parties, (vii) to current or prospective assignees, SPVs (in-7028 cluding the investors or prospective investors therein), grantees of any option described in Section 11.2(g) 7029

-156- CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 or participants, direct or contractual counterparties to any Hedging Agreement permitted hereunder and to 7030 their respective Related Persons, in each case to the extent such assignees, participants, counterparties or 7031 Related Persons agree to be bound by provisions substantially similar to the provisions of this Sec-7032 tion 11.20 and (viii) in connection with the exercise of any remedy under any Loan Document. In the 7033 event of any conflict between the terms of this Section 11.20 and those of any other Contractual Obliga-7034 tion entered into with any Loan Party (whether or not a Loan Document), the terms of this Section 11.20 7035 shall govern. 7036 Section 11.21 Actions in Concert. Notwithstanding anything herein or in the other Loan Doc-7037 uments to the contrary, each Lender hereby agrees with each other Lender that no Lender shall take any 7038 action to protect or enforce its rights against any Loan Party arising out of this Agreement or any other 7039 Loan Document (including exercising any rights of setoff) without first obtaining the prior written con-7040 sent of the Administrative Agent or the Required Lenders, it being the intent of the Lenders that any such 7041 action to protect or enforce rights under this Agreement and the other Loan Documents shall be taken in 7042 concert and at the direction or with the consent of the Administrative Agent or the Required Lenders. 7043 Section 11.22 Patriot Act Notice. Each Lender subject to the USA PATRIOT Act of 2001 (31 7044 U.S.C. 5318 et seq.) hereby notifies the Borrower that, pursuant to Section 326 thereof, it is required to 7045 obtain, verify and record information that identifies the Borrower, including the name and address of the 7046 Borrower and other information allowing such Lender to identify the Borrower in accordance with such 7047 act. 7048 Section 11.23 Arrangers, Etc. Notwithstanding any other provision of this Agreement or any 7049 provision of any other Loan Document, each Arranger is named as a joint bookrunner or joint lead ar-7050 ranger for recognition purposes only, and in its capacity as such shall have no rights, duties, responsibili-7051 ties or liabilities with respect to this Agreement or any other Loan Document in such capacity, except that 7052 each such Person and its Affiliates shall be entitled to the rights expressly stated to be applicable to them 7053 in Sections 2.11(e), 6.1, 11.4 and 11.19 (subject to the applicable obligations and limitations as set forth 7054 therein). 7055 [Signature Pages Follow] 7056

CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their 7057 respective officers thereunto duly authorized, as of the date first above written. 7058 TOWNSQUARE MEDIA, INC., AS BORROWER 7059 By: /s/ Stuart Rosenstein 7060 Name: Stuart Rosenstein 7061 Title: Executive Vice President, Chief Financial 7062 Officer and Secretary 7063 7064

CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 ROYAL BANK OF CANADA, as Administrative Agent 7065 By: /s/ Rodica Dutka 7066 Name: Rodica Dutka 7067 Title: Manager, Agency 7068 ROYAL BANK OF CANADA, as L/C Issuer, 7069 Swingline Lender and Lender 7070 By: /s/ Alfonse Simone 7071 Name: Alfonse Simone 7072 Title: Authorized Signatory 7073 OTHER LENDERS: 7074 BANK OF AMERICA, N.A., 7075 as a Lender 7076 By: /s/ Gregory Roetting 7077 Name: Gregory Roetting 7078 Title: Vice President 7079 SUNTRUST BANK, 7080 as a Lender 7081 By: /s/ Christophe Strauven 7082 Name: Christophe Strauven 7083 Title: Managing Director 7084 MIHI LLC, 7085 as a Lender 7086 By: /s/ Ayesha Farooqi 7087 Name: Ayesha Farooqi 7088 Title: Authorized Signatory 7089 By: /s/ T. Morgan Edwards II 7090 Name: T. Morgan Edwards II 7091 Title: Authorized Signatory 7092

CG&R Draft Last Saved: 03/31/2015 10:05 pm 18471007v22 JEFFRIES FINANCE LLC, 7093 as a Lender 7094 By: /s/ Brian Buoye 7095 Name: Brian Buoye 7096 Title: Managing Director 7097 7098